As filed with the Securities and Exchange Commission on April 28, 2011

  File No. 333-153043
  File No. 811-8537

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐

  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 4  ☒

and/or
  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 30  ☒

Variable Annuity Account A
of Protective Life

(Exact Name of Registrant)

Protective Life and Annuity Insurance Company

(Name of Depositor)

2801 Highway 280 South

Birmingham, Alabama 35223

(Address of Depositor's Principal Executive Offices)

(205) 268-1000

(Depositor's Telephone Number, including Area Code)

MAX BERUEFFY, Esquire

Protective Life and Annuity Insurance Company

2801 Highway 280 South

Birmingham, Alabama, 35223

(Name and Address of Agent for Services)

Copy to:

STEPHEN E. ROTH, Esquire

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

(202) 383-0158

It is proposed that this filing will become effective:

  ☐  Immediately upon filing pursuant to paragraph (b) of Rule 485

  ☒  On May 1, 2011 pursuant to paragraph (b) of Rule 485

  ☐  60 days after filing pursuant to paragraph (a) of Rule 485

  ☐  On May 1, 2011 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in a separate account issued through variable annuity contracts.

PART A

INFORMATION REQUIRED TO BE IN THE PROSPECTUS

Protective Life and Annuity Insurance Company Variable Annuity Account A of Protective Life P.O. Box 10648 Birmingham, Alabama 35202-0648 Telephone: 1-800-456-6330 www.protective.com

This Prospectus describes the ProtectiveRewards Elite NY Variable Annuity Contract, a group and individual flexible premium deferred variable and fixed annuity contract offered by Protective Life and Annuity Insurance Company. The Contract is designed for investors who desire to accumulate capital on a tax deferred basis for retirement or other long term investment purpose. It may be purchased on a non-qualified basis or for use with certain qualified retirement plans.

You generally may allocate your investment in the Contract among the Guaranteed Account (if it is available when you purchase your Contract) and the Sub-Accounts of the Variable Annuity Account A of Protective Life. If you purchase the SecurePay rider or the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted. (See "Guaranteed Lifetime Withdrawal Benefits.") The Sub-Accounts invest in the following Funds:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)*

Invesco Van Kampen V.I. Capital Growth Fund, Series II**

Invesco Van Kampen V.I. Comstock Fund, Series II

Invesco Van Kampen V.I. Equity and Income Fund, Series II

Invesco V.I. Balanced Risk Allocation Fund, Series II

Invesco V.I. Government Securities Fund, Series II

Invesco Van Kampen V.I. Growth and Income Fund, Series II

Invesco V.I. International Growth Fund, Series II**

Invesco Van Kampen V.I. Mid Cap Growth Fund, Series II

Invesco Van Kampen V.I. US Mid Cap Value Fund, Series II

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio-SC2

VIP Equity Income Portfolio-SC2**

VIP Freedom Fund-2015 Maturity-SC2**

VIP Freedom Fund-2020-Maturity-SC2**

VIP Growth Portfolio-SC2**

VIP Index 500-SC2

VIP Investment Grade Bond Portfolio-SC2

VIP MidCap Portfolio-SC2

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund, Class 2

Franklin Income Securities Fund, Class 2

Franklin Rising Dividends Securities Fund, Class 2

Franklin Small Cap Value Securities Fund, Class 2

Franklin Small-MidCap Growth Securities Fund, Class 2

Franklin U.S. Government Fund, Class 2

Mutual Shares Securities Fund, Class 2

Templeton Foreign Securities Fund, Class 2

Templeton Global Bond Securities Fund, Class 2 (formerly Templeton Global Income Securities Fund, Class 2)

Templeton Growth Securities Fund, Class 2

Goldman Sachs Variable Insurance Trust

Large Cap Value Fund, Service Class (formerly Growth and Income Fund, Service Class)

Growth Opportunities Fund, Service Class

Strategic Growth Fund, Service Class (formerly Capital Growth Fund, Service Class)

Strategic International Equity Fund, Service Class

Structured Small Cap Equity Fund, Service Class**

Structured U.S. Equity Fund, Service Class**

MidCap Value Fund, Service Class

Legg Mason Partners Variable Equity Trust

ClearBridge Mid Cap Core Fund, Class II

ClearBridge Small Cap Growth Fund, Class II

Lord Abbett Series Fund, Inc.

Capital Structure Portfolio (formerly America's Value Portfolio)

Bond-Debenture Portfolio

Fundamental Equity Portfolio (formerly All Value Portfolio)

Growth and Income Portfolio

Growth Opportunities Portfolio

International Opportunities Portfolio (formerly International Portfolio)

Classic Stock Portfolio (formerly Large-Cap Core Portfolio)

Mid-Cap Value Portfolio

MFS® Variable Insurance TrustSM

Growth Series-SS

Investors Growth Stock Series-SS

Investors Trust Series-SS

New Discovery Series-SS

Research Bond Series-SS

Research Series-SS

Total Return Series-SS

Utilities Series-SS

Value Series-SS

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA-SS

Global Securities Fund/VA-SS

High Income Fund/VA-SS**

Main Street Fund/VA-SS

Small-& Mid-Cap Growth Fund/VA-SS (formerly MidCap Fund/VA-SS)**

Money Fund/VA

Global Strategic Income Fund/VA-SS (formerly Strategic Bond Fund/VA-SS)

PIMCO Variable Insurance Trust

Long-Term US Government Fund, Advisor Class

Low Duration Fund, Advisor Class

Real Return Fund, Advisor Class

Short-Term Fund, Advisor Class

Total Return Fund, Advisor Class

Royce Capital Fund

Micro-Cap Fund, Service Class

Small-Cap Fund, Service Class

The Universal Institutional Funds, Inc.

Global Real Estate Portfolio Class II

*  On June 1, 2010, the portfolios of The Universal Institutional Funds, Inc. and the Van Kampen Life Investment Trust merged into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). On May 2, 2011, the Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund merged into the Invesco V.I. Balanced-Risk Allocation Fund, the Invesco Van Kampen V.I. Government Fund merged into the Invesco V.I. Government Securities Fund, and the Invesco Van Kampen V.I. International Growth Equity Fund merged into the Invesco V.I. International Growth Fund.

**  These Sub-Accounts are not available to Contracts purchased on or after November 2, 2009.

The value of your Contract that is allocated to the Sub-Accounts will vary according to the investment performance of the Funds in which the selected Sub-Accounts are invested. You bear the investment risk on amounts you allocate to the Sub-Accounts.

This Prospectus sets forth basic information about the Contract and the Variable Account that a prospective investor should know before investing. The Statement of Additional Information, which has been filed with the Securities and Exchange Commission, contains additional information about the Contract and the Variable Account. The Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference. The Table of Contents for the Statement of Additional Information is on the last page of this Prospectus. You may obtain a copy of the Statement of Additional Information free of charge by writing or calling Protective Life at the address or telephone number shown above. You may also obtain an electronic copy of the Statement of Additional Information, as well as other material that we file electronically and certain material incorporated by reference, at the SEC web site (http://www.sec.gov).

Please read this prospectus carefully. Investors should keep a copy for future reference.

The ProtectiveRewards Elite NY Variable Annuity Contract is not a deposit or obligation of, or guaranteed by, any bank or financial institution. It is not insured by the Federal Deposit Insurance Corporation or any other government agency, and it is subject to investment risk, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2011

PRO.ELITNY.0511

DEFINITIONS

"We", "us", "our", "Protective Life", and "Company" refer to Protective Life and Annuity Insurance Company. "You", "your" and "Owner" refer to the person(s) who has been issued a Contract.

Accumulation Unit: A unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date.

Allocation Option: Any account to which you may allocate Purchase Payments or transfer Contract Value under this Contract. The Allocation Options are the Sub-Accounts of the Variable Account and the Guaranteed Account available in this Contract.

Annuity Commencement Date: The date as of which the Annuity Value is applied to an Annuity Option.

Annuity Option: The payout option under which the Company makes annuity income payments.

Annuity Value: The amount we apply to the Annuity Option you have selected.

Assumed Investment Return: The assumed annual rate of return used to calculate the amount of the variable income payments.

Code: The Internal Revenue Code of 1986, as amended.

Contract: The ProtectiveRewards Elite NY Variable Annuity, a flexible premium, deferred, variable and fixed annuity contract.

Contract Anniversary: The same month and day as the Effective Date in each subsequent year of the Contract.

Contract Value: Prior to the Annuity Commencement Date, the sum of the Variable Account value and the Guaranteed Account value.

Contract Year: Any period of 12 months commencing with the Effective Date or any Contract Anniversary.

DCA: Dollar cost averaging.

Effective Date: The date as of which we credit the initial Purchase Payment to the Contract and the date the Contract takes effect.

Fund: Any investment portfolio in which a corresponding Sub-Account invests.

Guaranteed Account: The Fixed Account, the DCA Fixed Accounts and any other Allocation Option we may offer with interest rate guarantees.

Monthly Anniversary Day: The same day each month as the Effective Date, or the last day of any month that does not have the same day as the Effective Date.

Net Amount at Risk: The value of the death benefit minus the Contract Value.

Purchase Payment: The amount(s) paid by the Owner and accepted by the Company as consideration for this Contract.

Qualified Contracts: Contracts issued in connection with retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

Qualified Plans: Retirement plans that receive favorable tax treatment under Sections 401, 403, 408, 408A or 457 of the Code.

Sub-Account: A separate division of the Variable Account.

Valuation Day: Each day on which the New York Stock Exchange is open for business.

Valuation Period: The period which begins at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next Valuation Day.

Variable Account: The Variable Annuity Account A of Protective Life, a separate investment account of Protective Life.

Written Notice: A notice or request submitted in writing in a form satisfactory to the Company that we receive at the administrative office via U.S. postal service or nationally recognized overnight delivery service.

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time you buy the Contract, partially or fully surrender the Contract, or transfer amounts among the Sub-Accounts and/or the Guaranteed Account.

OWNER TRANSACTION EXPENSES

Sales Charge Imposed on Purchase Payments	None
Maximum Surrender Charge (as a % of amount surrendered)	7	%(1)
Transfer Fee	$25	(2)
SecurePay Medical Evaluation Fee	$300	(3)
Premium Tax	3.5	%(4)

(1)  The surrender charge declines over time. (See "Determining the Surrender Charge.")

(2)  Protective Life currently does not charge this Transfer Fee, but reserves the right to do so in the future. (See "Charges and Deductions.")

(3)  This charge is assessed for each Covered Person when there is Joint Coverage under the SecurePay ME feature. Currently, this charge is $150 for Single Coverage and $300 for Joint Coverage. Protective Life generally charges this fee if the Owner has purchased the SecurePay rider, undergoes medical underwriting and accepts an offer by Protective Life to increase the Annual Withdrawal Amount ("AWA") as a result of its underwriting review. However, if an Owner requests an increase in the AWA under the SecurePay ME feature more than twice, Protective Life will deduct this charge whether or not it determines that the Owner qualifies for an increased AWA and whether or not the Owner begins taking SecurePay Withdrawals at the increased AWA. State variations may apply. See "SecurePay ME®: Increased AWA for Certain Medical Conditions, How to Apply for an Increased AWA" for more information.

(4)  Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

PERIODIC CHARGES

(other than Fund expenses)

Annual Contract Maintenance Fee	$30 (1)
Variable Account Annual Expenses (as a percentage of average Variable Account value)
Mortality and Expense Risk Charge	1.35%
Administration Charge	0.15%
Total Variable Account Annual Expenses (without death benefit fee)	1.50%
Monthly Maximum Anniversary Value Death Benefit Fee(2)
CoverPay Fee (as an annualized percentage of the death benefit value on each Monthly Anniversary Day, beginning on the 1st Monthly Anniversary Day)
0.20%

—or—

ValuPay Fee(3) (annual dollar amount per $1,000 of Net Amount at Risk on each Monthly Anniversary Day, beginning on the
13th Monthly Anniversary Day)

Maximum: (age 95 or more)	$227.28 ($18.94 per month)
Fee at age 56	$6.00 ($0.50 per month)
Minimum: (age 50 or less)	$3.00 ($0.25 per month)

Optional Guaranteed Lifetime Withdrawal Benefits (4)

Monthly SecurePay Fee(5) (as an annualized percentage of the Benefit Base(6) on each Monthly Anniversary Day, beginning with the 1st Monthly Anniversary Day following election of the rider)

SecurePay riders issued on or after May 1, 2010:

	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.50%
Purchase of SecurePay rider under RightTime® option	0.95%	0.60%
Purchase of SecurePay rider with SecurePay R72 Benefit at time of Contract Purchase	1.40%	0.95%
Purchase of SecurePay rider with SecurePay R72 Benefit under RightTime® option	1.60%	1.05%

SecurePay riders issued on or after May 1, 2009 and before May 1, 2010:(7)

	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.50%
Purchase of SecurePay rider under RightTime® option	0.95%	0.60%
Purchase of SecurePay rider with SecurePay R72 Benefit at time of Contract Purchase	1.40%	0.90%
Purchase of SecurePay rider with SecurePay R72 Benefit under RightTime® option	1.60%	1.00%

SecurePay riders issued before May 1, 2009:(7)

	Maximum	Current(8)
SecurePay rider	0.95%	0.70%
SecurePay rider with SecurePay R72 Benefit	1.40%	0.90%
SecurePay rider with SecurePay GMAB	1.30%	0.85%
SecurePay rider with SecurePay R72 Benefit and SecurePay GMAB	1.70%	1.05%

Monthly Protective Income Manager Fee(9) (as an annualized percentage of Contract Value(10), beginning with the 1st Monthly Anniversary Day following election of the rider)

	Maximum	Current
Purchase of Protective Income Manager rider at time of Contract Purchase	2.00%	1.00%
Purchase of Protective Income Manager rider under Right Time® option	2.20%	1.10%

(1)  We will waive the annual contract maintenance fee if your Contract Value or aggregate Purchase Payments, reduced by surrenders and surrender charges, is $50,000 or more. (See "Charges and Deductions.")

(2)  There are two death benefits available under the contract: (1) the Return of Purchase Payments Death Benefit; and (2) the Maximum Anniversary Value Death Benefit. For more information on these death benefit values and how they are calculated, please see the "DEATH BENEFIT" section of this prospectus. We assess a fee for the Maximum Anniversary Value Death Benefit. When you purchase your Contract, you elect either the CoverPay Fee or the ValuPay Fee if you purchase the Maximum Anniversary Value Death Benefit. There is no death benefit fee for the Return of Purchase Payments Death Benefit. (See "Charges and Deductions, Death Benefit Fee."). The Maximum Anniversary Value Death Benefit is not available if you purchase the Protective Income rider

(3)  The ValuPay fee is based on the Net Amount at Risk and the oldest Owner's age. If the Net Amount at Risk remains the same, the ValuPay fee will increase over time as the age of the oldest Owner increases. (See "Charges and Deductions, ValuPay Fee.")

(4)  You may not purchase both the SecurePay rider and the Protective Income Manager rider.
(5)  If we increase the SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee and your SecurePay rider will not terminate, but your current Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. If you purchased the SecurePay R72 Benefit, we also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. However, you will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values See "SecurePay with RightTime® Option" in this prospectus. If you purchased a SecurePay rider before May 1, 2009 and you purchased the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB), you also will not be permitted to "step-up" the GMAB Guaranteed Amount or repurchase the SecurePay GMAB following its termination if you elect not to pay the increase in your SecurePay Fee (please note that you will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional "step-ups" of the GMAB Guaranteed Amounts and/or repurchase the SecurePay GMAB following its termination). See Appendix F: The SecurePay GMAB (Not Available On or After May 1, 2009).
(6)  The Benefit Base is a value used to calculate the Annual Withdrawal Amounts, and the fees charged, under the SecurePay rider. On the Rider Effective Date, your initial Benefit Base is equal to your Contract Value. For more information on the SecurePay rider, the Benefit Base and how it is calculated, please see "SecurePay with RightTime® Option" in this prospectus.
(7)  For SecurePay riders issued on or after May 1, 2009 without the SecurePay R72 Benefit, we have changed the Maximum Withdrawal Percentage under the SecurePay rider and lowered the SecurePay fee. Also, for SecurePay riders issued on or after May 1, 2009 with the SecurePay R72 Benefit, we have imposed a new condition in order to be eligible for the "roll-up" amount and have discontinued the reset of the Roll-up Period. Finally, effective May 1, 2009, the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB) is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime® option. For information on the SecurePay GMAB, please see Appendix F: The SecurePay GMAB (Not Available On or After May 1, 2009).
(8)  The current SecurePay Fee may be lower for certain Owners who elected not to pay an increase in the fee that became effective on February 16, 2009.
(9)  The Protective Income Manager rider is not available with Contracts purchased before May 1, 2011 If we increase the Protective Income Manager Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager Fee, and your Protective Income Manager rider will not terminate, but we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries (meaning your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase). You will continue to be assessed your current Protective Income Manager Fee. See "Protective Income Manager with RightTime® Option" in this prospectus.
(10)  The Protective Income Manager fee is a percentage of the greatest of: (a) the Contract Value on the fee calculation date; (b) the Contract Value on the later of the Rider Effective Date or the most recent Reset Date. and, (c) if the rider is purchased on the Contract Effective Date, the sum of all Purchase Payments made within the first 120 days following the Contract Effective Date (this does not apply to fee calculations occurring during the 120-day period)

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

The Fund expenses used to prepare the next table were provided to Protective Life by the Funds. Protective Life has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2010. Current or future expenses may be higher or lower than those shown.

RANGE OF EXPENSES FOR THE FUNDS

	Minimum		Maximum
Total Annual Fund Operating Expenses (total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)	0.35%	-	1.68	%*

*  The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds' advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund's expenses.

Example of Charges

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The examples show the costs of investing in the Contract, including owner transaction expenses, the annual contract maintenance fee, Variable Account charges, and both maximum and minimum total Annual Fund Operating Expenses. The first example assumes that you purchased the Protective Income Manager under the RightTime® option at the maximum and current charges. The second example assumes that you have not purchased either the SecurePay rider or the Protective Income Manager rider. The examples assume that the Return of Purchase Payments Death Benefit is in effect and, that all Contract Value is allocated to the Variable Account. Please note that while election of the Protective Income Manager rider with the Return of Purchase Payments Death Benefit is assumed in the first example, under certain circumstances, the SecurePay rider with the SecurePay R72 Benefit and the Maximum Anniversary Value Death Benefit may be more expensive, depending on the current rider charge, the oldest Owner's age, and/or the Net Amount at Risk. The examples do not reflect transfer fees or premium taxes, which may range up to 3.5% depending on the jurisdiction.

The examples assume that you invest $10,000 in the Contract for the periods indicated. The examples also assume that your investment has a 5% return each year.

If you purchased the Protective Income Manager rider:

(1)  If you surrender the Contract at the end of the applicable time period:

(a)  With Protective Income Manager rider selected under RightTime® option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	1,190	2,215	2,800	5,534
Minimum Fund Expenses	1,073	1,873	2,218	4,491

(b)  With Protective Income Manager rider selected under RightTime® option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	1,087	1,916	2,291	4,621
Minimum Fund Expenses	969	1,568	1,693	3,519

(2)  If you annuitized* or remain invested in the Contract at the end of the applicable time period:

(a)  With Protective Income Manager rider selected under RightTime® option (reflecting the maximum charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	565	1,687	2,800	5,534
Minimum Fund Expenses	439	1,324	2,218	4,491

(b)  With Protective Income Manager rider selected under RightTime® option (reflecting the current charge):

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	455	1,370	2,291	4,621
Minimum Fund Expenses	329	1,001	1,693	3,519

If you have not purchased either the SecurePay rider or the Protective Income Manager rider:

(1)  If you surrender the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	985	1,616	1,776	3,677
Minimum Fund Expenses	865	1,255	1,142	2,432

(2)  If you annuitize* or remain invested in the Contract at the end of the applicable time period:

	1 year	3 years	5 years	10 years
Maximum Fund Expenses	346	1,051	1,776	3,677
Minimum Fund Expenses	218	669	1,142	2,432

*  You may not annuitize your Contract within 3 years after we accept a Purchase Payment. For more information, see "ANNUITY PAYMENTS, Annuity Commencement Date, Changing the Annuity Commencement Date." Neither the death benefit fee nor the Protective Income Manager rider fee apply after the Annuity Commencement Date.

Please remember that the examples are an illustration and do not guarantee the amount of future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% rate of return assumed in the examples.

SUMMARY

The Contract

What is the ProtectiveRewards Elite NY Variable Annuity Contract?	The ProtectiveRewards Elite NY Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. (See "The Contract.") In certain states the Contract is offered as a group contract to eligible persons. If you purchase an interest in a group Contract, you will be entitled to exercise all rights and privileges provided under the Contract without the consent of the group Contract holder.

How may I purchase a Contract?	Protective Life sells the Contracts through registered representatives of broker-dealers. We pay commissions and other compensation to the broker-dealers for selling the Contracts. (See "Distribution of the Contracts.")
Protective Life will issue your Contract when it receives and accepts your complete application information and an initial Purchase Payment through the broker-dealer you have selected. (See "Issuance of a Contract.")

What are the Purchase Payments?	The minimum amount that Protective Life will accept as an initial Purchase Payment is $25,000 for a Non-Qualified Contract or Qualified Contract. Purchase Payments may be made at any time prior to the oldest Owner's or Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Commencement Date then in effect. If you purchase the SecurePay rider, you cannot make any Purchase Payments on or after the Benefit Election Date. (See "SecurePay With RightTime® Option.") The minimum subsequent Purchase Payment we will accept is $100, or $50 if the payment is made under our current automatic purchase payment plan. The maximum aggregate Purchase Payment(s) we will accept without prior administrative office approval is $1,000,000. We reserve the right not to accept any Purchase Payment. (See "Purchase Payments.")

Can I cancel the Contract?	You have the right to return the Contract within a certain number of days (which varies by state and is never less than ten) after you receive it. The returned Contract will be treated as if it were never issued. Protective Life will refund the Contract Value in states where permitted. This amount may be more or less than the Purchase Payments. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payments. (See "Right to Cancel.")

Can I transfer amounts in the Contract?	Before the Annuity Commencement Date, you may transfer amounts among the Allocation Options. There are, however, limitations on transfers: any transfer must be at least $100; no amounts may be transferred into a DCA Fixed Account; no amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account; transfers out of the Fixed Account are limited to the greater of (a) $2,500 or (b) 25% of the value of the Fixed Account in any Contract Year; we reserve the right to charge a transfer fee of $25 for each transfer after the 12th transfer in any Contract Year; we may restrict or refuse to honor transfers when we determine that they may be detrimental to the Funds or Contract Owners, such as frequent transfers and market timing transfers by or on behalf of an Owner or group of Owners. (See "Transfers.") If you purchase the SecurePay rider or the Protective Income Manager rider, your options for transferring Contract Value among the Allocation Options will be restricted in accordance with our Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits").

Can I surrender the Contract?	Upon Written Notice before the Annuity Commencement Date, you may surrender the Contract and receive its surrender value. (See "Surrenders and Partial Surrenders.") Surrenders may have federal and state income tax consequences. In addition, surrenders from Contracts issued pursuant to Section 403(b) of the Code may not be allowed in certain circumstances. (See "Federal Tax Matters.")

Is there a death benefit?	If any Owner dies prior to the Annuity Commencement Date and while this Contract is in force, a death benefit, less any applicable premium tax, will be payable to the Beneficiary. The death benefit is determined as of the end of the Valuation Period during which we receive due proof of the Owner's death. (See "Death Benefit.") The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the Maximum Anniversary Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Effective Date of the Contract. If you choose the optional Maximum Anniversary Value Death Benefit, you must indicate that you would like this optional death benefit, and the basis on which you want the Maximum Anniversary Value Death Benefit fee to be assessed, when you apply for your Contract. You may not change your selection after your Contract is issued. (See "Charges and Deductions, Death Benefit Fee.")
If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime® option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "Protective Income Manager With RightTime® Option.")

What is the SecurePay rider?	The SecurePay rider guarantees the right to make withdrawals based upon the value of a guaranteed lifetime withdrawal benefit base that may increase on your Contract Anniversary if your Contract Value has increased, but will remain fixed if the Contract Value has declined due to poor market performance. These withdrawals may be made over the lifetime of persons designated under the rider, provided the rider's requirements are satisfied. Withdrawals may begin after the person(s) designated under the rider reaches age 59 1/2. Annual aggregate withdrawals on or after the Benefit Election Date that exceed the Annual Withdrawal Amount (AWA) will result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits, because we will reduce the Benefit Base and corresponding AWA. Under the rider, your options for allocating Purchase Payments and Contract Value will be restricted, as you must make all allocations in accordance with our Allocation Guidelines and Restrictions. The required allocations under these guidelines may not be consistent with an aggressive investment strategy. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations required for participation in the SecurePay rider are probably not appropriate for you. Please see "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits."
We also offer an additional SecurePay feature that may be selected with the purchase of the SecurePay rider. The SecurePay R72 Benefit provides for potential increases in the guaranteed lifetime withdrawal benefit base of up to 7.2% each Contract Anniversary during a specified period, even if your Contract Value has not increased. We charge an additional fee if you select the SecurePay rider, and this fee is increased if you select the SecurePay R72 Benefit. If you elect the SecurePay rider, you will begin paying this fee as of the date the SecurePay rider is issued. You may not cancel the SecurePay rider for the first ten years following the date of its issue. (See "SecurePay With RightTime® Option.")
Effective May 1, 2009, the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB) is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime® option. For information on the SecurePay GMAB, please see Appendix F: The SecurePay GMAB (Not Available On or After May 1, 2009).

What Annuity Options are available?	Currently, we apply the Annuity Value to an Annuity Option on the Annuity Commencement Date, unless you choose to receive the surrender value in a lump sum. Annuity Options include: payments for a certain period and life income with or without payments for a certain period. Annuity Options are available on either a fixed or variable payment basis. (See "Annuity Payments".)

What is the Protective Income Manager rider (patent pending)?	The Protective Income Manager rider (available only with Contracts issued on or after May 1, 2011) guarantees the right to make withdrawals each year even if your Contract Value is reduced to zero due to poor market performance. The Protective Income Manager rider is specifically designed for you to systematically withdraw essentially all of your Contract Value by the Maximum Annuity Commencement Date (which is the oldest Owner's or Annuitant's 95th birthday) in annual amounts that may vary from year to year, and provide fixed payments after that date for as long as any Covered Person lives, provided the rider's requirements are satisfied. Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits, and may even significantly reduce or eliminate the value of such benefits because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary.
Because you must make all allocations in accordance with our Allocation Guidelines and Restrictions your options for allocating Purchase Payments and Contract Value will be restricted if you purchase the Protective Income Manager rider. The required allocations under these guidelines may not be consistent with an aggressive investment strategy. Therefore, if you are seeking a more aggressive growth strategy, the portfolio allocations required for participation in the Protective Income Manager rider are probably not appropriate for you. Please see "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits."
We charge an additional fee if you purchase the Protective Income Manager rider. If you elect the Protective Income Manager rider, you will begin paying this fee as of the date the Protective Income Manager rider is issued. You may not cancel the Protective Income Manager rider for the first ten years following the date of its issue.
The Protective Income Manager mark is considered to be the exclusive intellectual property of Protective Life Insurance Company. For more information on the Protective Income Manager rider, please see "Protective Income Manager With RightTime® Option."

What is the RightTime® Option?	You may elect either the SecurePay rider or the Protective Income Manager rider at the time you purchase your Contract, or you may purchase one of these riders at a later date under our RightTime® option so long as you satisfy the rider age requirements and the rider is still available for sale. If you purchase a rider under the RightTime® option, the rider will be subject to the terms and conditions in effect at the time the rider is issued. Currently, the annual rider fee is 0.10% higher if you exercise the RightTime® option to elect a rider than if you elect the rider when you purchase your Contract. See "Guaranteed Lifetime Withdrawal Benefits."

Is the Contract available for qualified retirement plans?	You may purchase the Contract for use within certain qualified retirement plans or arrangements that receive favorable tax treatment, such as individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax or financial adviser for information specific to your circumstances to determine whether the use of the Contract within a qualified retirement plan is an appropriate investment for you. (See "Description of the Contract, The Contract," and "Federal Tax Matters, Qualified Retirement Plans.")
Protective Life no longer issues Contracts under Section 403(b) of the Internal Revenue Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company.

Other contracts	We offer other types of annuity contracts and insurance policies that also invest in the same Funds in which your Contract invests. These other types of contracts and policies may have different charges that could affect the value of their Sub-Accounts and may offer different benefits than the Contract. To obtain more information about these other contracts and policies, you may contact our administrative office in writing or by telephone.

Where may I find financial information about the Sub-Accounts?	You may find financial information about the Sub-Accounts in Appendix D to this prospectus and in the Statement of Additional Information.

Federal Tax Status

Generally all earnings on the investments underlying the Contract are tax-deferred until withdrawn or until annuity income payments begin. A distribution from a non-Qualified Contract, which includes a full or partial surrender or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In the case of a Qualified Contract, a distribution generally will result in taxable income even if there has not been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. (See "Federal Tax Matters").

THE COMPANY, VARIABLE ACCOUNT AND FUNDS

Protective Life and Annuity Insurance Company

The Contracts are issued by Protective Life and Annuity Insurance Company (formerly American Foundation Life Insurance Company), a wholly owned subsidiary of Protective Life Insurance Company, which is the chief operating subsidiary of Protective Life Corporation, a Delaware insurance holding company whose stock is traded on the New York Stock Exchange. Protective Life and Annuity Insurance Company ("Protective Life") was organized as an Alabama company in 1978. Protective Life is authorized to transact business as an insurance company or a reinsurance company in 49 states (including New York) and Washington D.C. and offers a variety of individual life, individual and group annuity insurance products. The Company's assets for fiscal year ending in 2010 were approximately $1.1 billion.

Variable Annuity Account A of Protective Life

The Variable Annuity Account A of Protective Life, also called the Variable Account, is a separate investment account of Protective Life. The Variable Account was established under Alabama law by the Board of Directors of Protective Life on December 1, 1997. The Variable Account is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and meets the definition of a separate account under federal securities laws.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. You assume all of the investment risk for Purchase Payments and Contract Value allocated to the Sub-Accounts. Your Contract Value in the Sub-Accounts is part of the assets of the Variable Account. The portion of the assets of the Variable Account equal to the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account will not be charged with liabilities that arise from any other business Protective Life conducts. Protective Life may transfer to its general account any assets which exceed the reserves and other contract liabilities (which is equal to Contract Value) of the Variable Account. Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the net assets supporting the contracts. The income, gains and losses, both realized and unrealized, from the assets of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Protective Life. The obligations under the Contracts are obligations of Protective Life.

The following Sub-Accounts of the Variable Account generally are available in the Contracts:

Invesco Van Kampen V.I. Capital Growth II*[1,2]
Invesco Van Kampen V.I. Comstock II*[2]
Invesco Van Kampen V.I. Equity and Income II*[2]
Invesco V.I. Balanced Risk Allocation II*[2]
Invesco V.I. Government Securities II*
Invesco Van Kampen V.I. Growth and Income II*[2]
Invesco V.I. International Growth II*[1,2]
Invesco Van Kampen V.I. Mid Cap Growth II*[2]
Invesco Van Kampen V.I. US Mid Cap Value II*[2]
Fidelity VIP Contrafund®-SC2*
Fidelity VIP Equity Income-SC2*[1]Fidelity VIP Freedom Fund-2015 Maturity-SC2*[1]Fidelity VIP Freedom Fund-2020-Maturity-SC2*[1]Fidelity VIP Growth-SC2*[1]Fidelity VIP Index 500-SC2*
Fidelity VIP Investment Grade Bond-SC2*
Fidelity VIP MidCap-SC2*
Franklin Flex Cap Growth Securities-C2*
Franklin Income Securities-C2*
Franklin Rising Dividends Securities-C2*
Franklin Small Cap Value Securities-C2*
Franklin Small-MidCap Growth Securities-C2*
Franklin U.S. Government-C2*
Mutual Shares Securities-C2*
Templeton Foreign Securities-C2*
Templeton Global Bond Securities-C2 (formerly Templeton Global Income Securities-C2)*
Templeton Growth Securities-C2*
Goldman Sachs Large Cap Value SC (formerly Growth and Income SC)*
Goldman Sachs Growth Opportunities SC*
Goldman Sachs Strategic Growth SC (formerly Capital Growth SC)*
Goldman Sachs Strategic International Equity SC*
Goldman Sachs Structured Small Cap Equity SC*[1]Goldman Sachs Structured U.S. Equity SC*[1]Goldman Sachs MidCap Value SC*
Legg Mason ClearBridge Variable Mid Cap Core II*
Legg Mason ClearBridge Variable Small Cap Growth II*	Lord Abbett Capital Structure (formerly Lord Abbett America's Value)
Lord Abbett Bond-Debenture
Lord Abbett Fundamental Equity (formerly Lord Abbett All Value)
Lord Abbett Growth and Income
Lord Abbett Growth Opportunities
Lord Abbett International Opportunities (formerly Lord Abbett International)
Lord Abbett Classic Stock (formerly Lord Abbett Large-Cap Core)
Lord Abbett Mid-Cap Value
MFS Growth-SS*
MFS Investors Growth Stock-SS*
MFS Investors Trust-SS*
MFS New Discovery-SS*
MFS Research Bond-SS*
MFS Research-SS*
MFS Total Return-SS*
MFS Utilities-SS*
MFS Value-SS*
Oppenheimer Capital Appreciation/VA-SS*
Oppenheimer Global Securities/VA-SS*
Oppenheimer High Income/VA-SS*[1]Oppenheimer Main Street/VA-SS*
Oppenheimer Small-& Mid-Cap Growth/VA-SS
(formerly Oppenheimer MidCap/VA-SS)*[1]Oppenheimer Money/VA
Oppenheimer Global Strategic Income/VA-SS
(formerly Oppenheimer Strategic Bond/VA-SS)*
PIMCO Long-Term US Government-AC*
PIMCO Low Duration-AC*
PIMCO Real Return-AC*
PIMCO Short-Term-AC*
PIMCO Total Return-AC*
Royce Capital Micro-Cap-SC*
Royce Capital Small-Cap-SC*
UIF Global Real Estate II**

*  This Sub-Account invests in a class of Fund shares that pays distribution or service fees under Rule 12b-1 of the Investment Company Act of 1940. For more information, please see "Other Information about the Funds" and "Distribution of the Contracts" in this prospectus, and the prospectus for the Fund.

1  These Sub-Accounts are not available to Contracts purchased on or after November 2, 2009.

2  On June 1, 2010, the portfolios of The Universal Institutional Funds, Inc. and the Van Kampen Life Investment Trust merged into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). On May 2, 2011, the Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund merged into the Invesco V.I. Balanced-Risk Allocation Fund, the Invesco Van Kampen V.I. Government Fund merged into the Invesco V.I. Government Securities Fund, and the Invesco Van Kampen V.I. International Growth Equity Fund merged into the Invesco V.I. International Growth Fund.

This Contract may not offer all the Sub-Accounts of the Variable Account, and other contracts Protective Life issues may offer some or all of the Sub-Accounts of the Variable Account.

If you select the SecurePay rider or the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value will be restricted. You must allocate your Purchase Payments and Contract Value in accordance with our Allocation Guidelines and Restrictions. In general, the required allocations under these guidelines focus on conservative, high quality bond funds, combine bond funds and growth stock funds, or emphasize growth stock funds while including a significant weighting of bond funds with a goal of seeking to provide income and/or capital appreciation while avoiding excessive risk. (See "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits".)

Administration

Pursuant to the terms of an agreement with Protective Life, Protective Life Insurance Company performs the Contract administration at its administrative office at 2801 Highway 280 South, Birmingham, Alabama 35223. Contract administration includes processing applications for the Contracts and subsequent Owner requests; processing Purchase Payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

The Funds

The assets of each Sub-Account are invested solely in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Fidelity® Variable Insurance Products managed by Fidelity Management & Research Company and subadvised by FMR Co., Inc., Strategic Advisors, Inc. or Fidelity Investments Money Management, Inc.; the Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management Inc., doing business in certain instances as Van Kampen; Oppenheimer Variable Account Funds managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM managed by MFS Investment Management; Lord Abbett Series Fund, Inc., managed by Lord, Abbett & Co. LLC Legg Mason Partners Variable Equity Trust advised by Legg Mason Partners Fund Advisor, LLC, and sub-advised by ClearBridge Advisors, LLC; PIMCO Variable Insurance Trust advised by Pacific Investment Management Company, LLC, and sub-advised by Research Affiliates, LLC; Royce Capital Fund advised by Royce & Associates, LLC; and Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International. Franklin Advisers, Inc. is the investment adviser for the Franklin Flex Cap Growth Securities Fund, Franklin Income Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin U.S. Government Fund and Templeton Global Bond Securities Fund. Franklin Advisory Services, LLC is the investment adviser for Franklin Rising Dividends Securities Fund. Franklin Mutual Advisers, LLC is the investment adviser for Mutual Shares Securities Fund. Templeton Investment Counsel, LLC is investment adviser for Templeton Foreign Securities Fund and Templeton Global Advisors Limited is investment adviser for Templeton Growth Securities Fund. Invesco Advisers, Inc. is the investment adviser for AIM Variable Insurance Funds (Invesco Variable Insurance Funds). The Invesco V.I. Balanced Risk Allocation Fund is subadvised by Invesco Asset Management Deutschland GmbH. Shares of these funds are offered only to:

(1)  the Variable Account;

(2)  other separate accounts of Protective Life and its affiliates supporting variable annuity contracts or variable life insurance policies;

(3)  separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies; and

(4)  certain qualified retirement plans.

Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information. You may obtain a prospectus for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(1)

Invesco Van Kampen V.I. Equity and Income Fund, Series II

This Fund's investment objectives are capital appreciation and current income.

Invesco V.I. International Growth Fund, Series II*

This Fund's investment objective is long-term growth of capital.

Invesco Van Kampen V.I. US Mid Cap Value Fund, Series II

This Fund's investment objective is to provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.

Invesco Van Kampen V.I. Capital Growth Fund, Series II*

This Fund's investment objective is to seek capital growth.

Invesco Van Kampen V.I. Comstock Fund, Series II

This Fund's investment objective is to seek capital growth and income through investment in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Invesco V.I. Balanced Risk Allocation Fund, Series II

The Fund's investment objective is total return with a low to moderate correlation to traditional financial market indices.

Invesco V.I. Government Securities Fund, Series II

The Fund's investment objective is total return, comprised of current income and capital appreciation.

Invesco Van Kampen V.I. Growth and Income Fund, Series II

This Fund's investment objective is to seek long-term growth of capital and income.

Invesco Van Kampen V.I. MidCap Growth Fund, Series II

This Fund's investment objective is to seek capital growth.

Fidelity® Variable Insurance Products

VIP Contrafund® Portfolio, Service Class 2

This Fund seeks long-term capital appreciation.

VIP Equity-Income Portfolio, Service Class 2*

This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500® Index (S&P 500®).

(1)  On June 1, 2010, the portfolios of the Universal Institutional Funds, Inc. and the Van Kampen Life Investment Trust merged into new portfolios of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). On May 2, 2011, the Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund merged into the Invesco V.I. Balanced-Risk Allocation Fund, the Invesco Van Kampen V.I. Government Fund merged into the Invesco V.I. Government Securities Fund, and the Invesco Van Kampen V.I. International Growth Equity Fund merged into the Invesco V.I. International Growth Fund.

*  These Sub-Accounts are not available to Contracts purchased on or after November 2, 2009.

VIP Freedom Fund, 2015 Maturity, Service Class 2*

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom Fund, 2020 Maturity, Service Class 2*

This Fund seeks high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Growth Portfolio, Service Class 2*

This Fund seeks to achieve capital appreciation.

VIP Index 500 Portfolio, Service Class 2

This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.

VIP Investment Grade Bond Portfolio, Service Class 2

This Fund seeks as high a level of current income as is consistent with the preservation of capital.

VIP MidCap Portfolio, Service Class 2

This Fund seeks long-term growth of capital.

Franklin Templeton Variable Insurance Products Trust

Franklin Flex Cap Growth Securities Fund, Class 2

This Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation.

Franklin Income Securities Fund, Class 2

This Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities.

Franklin Rising Dividends Securities Fund, Class 2

This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. The Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends.

Franklin Small Cap Value Securities Fund, Class 2

This Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies.

Franklin Small-Mid Cap Growth Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

*  These Sub-Accounts are not available to Contracts purchased on or after November 2, 2009.

Franklin U.S. Government Fund, Class 2

This Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities.

Mutual Shares Securities Fund, Class 2

This Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued.

Templeton Foreign Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Templeton Global Bond Securities Fund, Class 2 (formerly Templeton Global Income Securities Fund, Class 2)

This Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Templeton Growth Securities Fund, Class 2

This Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Goldman Sachs Variable Insurance Trust

Strategic Growth Fund, Service Class (formerly Capital Growth Fund)

This Fund seeks long-term growth of capital.

Large Cap Value Fund, Service Class (formerly Growth and Income Fund)

This Fund seeks long-term capital appreciation.

Growth Opportunities Fund, Service Class

This Fund seeks long-term growth of capital.

Strategic International Equity Fund, Service Class

This Fund seeks long-term growth of capital.

Structured Small Cap Equity Fund, Service Class*

This Fund seeks long-term growth of capital.

Structured U. S. Equity Fund, Service Class*

This Fund seeks long-term growth of capital and dividend income.

MidCap Value Fund, Service Class

This Fund seeks long-term capital appreciation.

*  These Sub-Accounts are not available to Contracts purchased on or after November 2, 2009.

Legg Mason Partners Variable Equity Trust

Legg Mason ClearBridge Variable Mid Cap Core Fund, Class II

This Fund seeks long-term growth of capital.

Legg Mason ClearBridge Variable Small Cap Growth Fund, Class II

This Fund seeks long-term growth of capital.

Lord Abbett Series Fund, Inc.

Capital Structure Portfolio (formerly America's Value Portfolio)

The Fund's investment objective is to seek current income and capital appreciation.

Bond-Debenture Portfolio

The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Fundamental Equity Portfolio (formerly All Value)

This Fund's investment objective is to seek long-term growth of capital and income without excessive fluctuations in market value.

Growth and Income Portfolio

The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Opportunities Portfolio

The Fund's investment objective is capital appreciation.

International Opportunities Portfolio (formerly International Portfolio)

The Fund's investment objective is long-term capital appreciation.

Classic Stock Portfolio (formerly Large-Cap Core Portfolio)

This Fund's investment objective is growth of capital and growth of income consistent with reasonable risk.

Mid-Cap Value Portfolio

This Fund's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

MFS® Variable Insurance Trust

Growth Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

Investors Growth Stock Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

Investors Trust Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

New Discovery Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

Research Series, Service Class Shares

This Fund's investment objective is to seek capital appreciation.

Research Bond Series, Service Class Shares

This Fund seeks total return with an emphasis on current income, but also considering capital appreciation.

Total Return Series, Service Class Shares

This Fund's investment objective is to seek total return.

Utilities Series, Service Class Shares

This Fund's investment objective is to seek total return.

Value Series, Service Class

This Fund seeks capital appreciation.

Oppenheimer Variable Account Funds

Capital Appreciation Fund/VA, Service Shares

This Fund seeks to achieve capital appreciation by investing in securities of well-known established companies.

Global Securities Fund/VA, Service Shares

This Fund seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

High Income Fund/VA, Service Shares*

This Fund seeks a high level of current income from investment in high-yield, fixed income securities.

Main Street Fund/VA, Service Shares

This Fund seeks a high total return.

Small- & Mid-Cap Growth Fund/VA, Service Shares (formerly MidCap Fund/VA)*

This Fund seeks capital appreciation by investing in securities of "growth type" companies.

Money Fund/VA

This Fund seeks maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or

*  These Sub-Accounts are not available to Contracts purchased on or after November 2, 2009.

guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Global Strategic Income Fund/VA, Service Shares (formerly Strategic Bond Fund)

This Fund seeks a high level of current income principally derived from interest on debt securities.

PIMCO Variable Insurance Trust

Long-Term US Government Fund, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio focuses on long-term fixed income securities issued or guaranteed by the U.S. Government, its agencies or government sponsored enterprises.

Low Duration Fund, Advisor Class

This Portfolio seeks maximum total return consistent with preservation of capital and prudent investment management. The portfolio focuses on Short Maturity Fixed Income Instruments of 1-3 years.

Real Return Fund, Advisor Class

This Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management. The portfolio focuses on inflation-indexed fixed income instruments of the US and non-US governments, their agencies or instrumentalities and corporations.

Short-Term Fund, Advisor Class

This Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity. The portfolio focuses on short term fixed income instruments of US and non-US public or private sector entities.

Total Return Fund, Advisor Class

This Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management. The portfolio focuses on Intermediate Maturity Fixed Income Instruments rated B to Aaa.

Royce Capital Fund

Micro-Cap Fund, Service Class

This Fund seeks long-term growth of capital. Invests primarily in equity securities of micro-cap companies with market capitalizations of up to $500 million.

Small-Cap Fund, Service Class

This Fund seeks long-term growth of capital. Invests primarily in equity securities of small-cap companies, those with market capitalizations between $500 million and $2.5 billion.

The Universal Institutional Funds, Inc.

UIF Global Real Estate Portfolio, Class II

Seeks current income and capital appreciation.

There is no assurance that the stated objectives and policies of any of the Funds will be achieved. More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current Statement of Additional Information for each of the Funds. You may obtain a prospectus or a Statement of Additional Information for any of the Funds by contacting Protective Life or by asking your investment advisor. You should read the Funds' prospectuses carefully before making any decision concerning the allocation of Purchase Payments or transfers among the Sub-Accounts.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Selection of Funds

We select the Funds offered through the Contracts based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser's (or sub-adviser's) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Contract Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see "Certain Payments We Receive with Regard to the Funds." We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant contract owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Asset Allocation Model Portfolios

Four asset allocation models ("Model Portfolios") are available at no additional charge as investment options under your Contract.

Each Model Portfolio invests different percentages of Contract Value in some or all of the Sub-Accounts under your Contract, and these Model Portfolios range from conservative to aggressive. The Model Portfolios are intended to provide a diversified investment portfolio by combining different asset classes to help you reach your investment goal. Also, while diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market. There can be no assurance that any of the Model Portfolios will achieve their investment objective.

Pursuant to an agreement with Protective, Milliman, Inc., a diversified financial services firm and registered investment adviser, determines the composition of the Model Portfolios and is compensated by Protective for doing so. There is no investment advisory relationship between Milliman and Owners. In the future, Protective may modify or discontinue its arrangement with Milliman, in which case Protective may contract with another firm to provide similar asset allocation models, provide its own asset allocation models, or cease offering asset allocation models.

The available Model Portfolios and the composition of each specific Model Portfolio you select may change from time to time. However, we will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different Model Portfolio, you must submit new allocation instructions to us in writing.

The following is a brief description of the four Model Portfolios currently available. They are more fully described in a separate brochure. Your sales representative can provide additional information about the Model Portfolios and help you select which Model Portfolio, if any, may be suitable for you. Please talk to him or her if you have additional questions about these Model Portfolios.

Conservative Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 45% in equity and 55% in fixed income investments. The largest of the asset class target allocations are in fixed income, large cap value and mortgages.

Moderate Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 55% in equity and 45% in fixed income investments. The largest asset class target allocations are in fixed income, large cap value international equity and large cap growth.

Growth and Income portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 65% in equity and 35% in fixed income investments. The largest asset class target allocations are in fixed income, international equity, large cap value, and large cap growth.

Aggressive Growth portfolio is composed of underlying Sub-Accounts representing a target allocation of approximately 90% in equity and 10% in fixed income investments. The largest asset class target allocations are in international equity, large cap value, large cap growth and mid cap stocks.

The target asset allocations of these Model Portfolios may vary from time to time in response to market conditions and changes in the portfolio holdings of the Funds in the underlying Sub-Accounts.

Other Information about the Funds

Each Fund sells its shares to the Variable Account in accordance with the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. Should a participation agreement relating to a Fund terminate, the Variable Account may not be able to purchase additional shares of that Fund. In that event, Owners may no longer be able to allocate Variable Account value or Purchase Payments to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate Purchase Payments or transfer Contract Value to the Sub-Account investing in shares of that Fund.

Certain Payments We Receive with Regard to the Funds

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, marketing, distributing, and administering the Contracts, and, in our role as intermediary, the Funds. We (and our affiliates) may profit from these payments.

12b-1 Fees. We and our affiliate, Investment Distributors, Inc. ("IDI"), the principal underwriter for the Contracts, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us. Rule 12b-1 fees are paid out of Fund assets as part of the Fund's total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Fidelity Variable Insurance Products	0.25%
Paid to us:
Franklin Templeton Variable Insurance Products Trust	0.25%
Goldman Sachs Variable Insurance Trust	0.25%
Royce Capital Fund	0.25%
Legg Mason Partners Variable Equity Trust	0.25%
MFS Variable Insurance Trust	0.25%
PIMCO Variable Insurance Trust	0.25%
The Universal Institutional Funds, Inc.	0.35%
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	0.25%
Oppenheimer Variable Account Funds	0.25%

Payments From Advisers and/or Distributors. As of the date of this prospectus, we (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of all of the Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of the average daily net assets of the particular Fund attributable to the Contracts and to certain other variable insurance contracts issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds currently range from 0.10% to 0.50% of Fund assets attributable to our variable insurance contracts.

Other Payments.  A Fund's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Contracts ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the Contracts, see "Distribution of the Contracts."

Other Investors in the Funds

Shares of Fidelity® Variable Insurance Products, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Inc., the Universal Institutional Funds, Inc., Franklin Templeton Variable Insurance Products Trust, Royce Capital Fund, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust and Goldman Sachs Variable Insurance Trust, are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Protective Life's Contracts, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The boards of directors (or trustees) of Fidelity® Variable Insurance Products, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), the MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Lord Abbett Series Fund, Inc., the Universal Institutional Funds, Inc., Franklin Templeton Variable Insurance Products Trust, Royce Capital Fund, Legg Mason Partners Variable Equity Trust, PIMCO Variable Insurance Trust and Goldman Sachs Variable Insurance Trust, monitor events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

Protective Life reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares, if any, of that Fund and substitute shares of another registered open-end management company or unit investment trust. The new funds may have higher fees and charges than the ones they replaced. Protective Life will not substitute any shares attributable to a Contract's interest in the Variable Account without notice and any necessary approval of the Securities and Exchange Commission and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares of a new Fund. Subject to applicable law and any required SEC approval, Protective Life may, in its sole discretion, establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. We may make any new Sub-Accounts available to existing Owner(s) on a basis we determine. All Sub-Accounts and Funds may not be available to all classes of contracts.

If we make any of these substitutions or changes, Protective Life may by appropriate endorsement change the Contract to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owners and Annuitants, and subject to any approvals that applicable law may require, we may operate the Variable Account as a management company under the 1940 Act, we may de-register it under that Act if registration is no longer required, or we may combine it with other Protective Life separate accounts. Protective Life reserves the right to make any changes to the Variable Account that the 1940 Act or other applicable law or regulation requires.

DESCRIPTION OF THE CONTRACT

The following sections describe the Contracts currently being offered.

The Contract

The ProtectiveRewards® Elite NY Variable Annuity Contract is a flexible premium deferred variable and fixed annuity contract issued by Protective Life. In certain states we offer the Contract as a group contract to eligible persons who have established accounts with certain broker-dealers that have entered into a distribution agreement with Protective Life to offer the Contract. In those states we may also offer the Contract to members of other eligible groups. In all other states, we offer the Contract as an individual contract. If you purchase an interest in a group Contract, you will receive a certificate evidencing your ownership interest in the group Contract. Otherwise, you will receive an individual Contract. If you are issued a certificate, you also will receive a copy of the Contract, and you will be entitled to exercise all rights and privileges provided under the Contract without the consent of the group Contract holder. See "Parties to the Contract" below.

Use of the Contract in Qualified Plans.

You may purchase the Contract on a non-qualified basis. You may also purchase it for use within certain qualified retirement plans or in connection with other employee benefit plans or arrangements that receive favorable tax treatment. Such qualified plans include individual retirement accounts and individual retirement annuities (IRAs), and pension and profit sharing plans (including H.R. 10 Plans). Protective Life no longer issues Contracts under Section 403(b) of the Internal Revenue Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company. Many of these qualified plans, including IRAs, provide the same type of tax deferral as provided by the Contract. The Contract, however, provides a number of benefits and features not provided by such retirement plans and employee benefit plans or arrangements alone. There are costs and expenses under the Contract related to these benefits and features. You should consult a qualified tax and/or financial adviser regarding the use of the Contract within a Qualified Plan or in connection with other employee benefit plans or arrangements. You should carefully consider the benefits and features provided by the Contract in relation to their costs as they apply to your particular situation.

Parties to the Contract

Owner.

The Owner is the person or persons who own the Contract and are entitled to exercise all rights and privileges provided in the Contract. In those states where the Contract is issued as a group contract, the term "Owner" refers to the holder of the certificate evidencing an interest in the group contract. Two persons may own the Contract together. In the case of two Owners, provisions relating to action by the Owner means both Owners acting together. Protective Life may accept instructions from one Owner on behalf of both Owners. Protective Life will only issue a Contract prior to each Owner's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit was selected). Individuals as well as nonnatural persons, such as corporations or trusts, may be Owners. In the case of Owner's who are nonnatural persons, age restrictions do not apply to the Owner.

The Owner of this Contract may be changed by Written Notice provided:

(1)  each new Owner's 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Effective Date; and

(2)  each new Owner's 95th birthday is on or after the Annuity Commencement Date.

For a period of 1 year after any change of ownership involving a natural person, the death benefit will equal the Contract Value. Naming a nonnatural person as an Owner or changing the Owner may result in a tax liability. (See "Taxation of Annuities in General.") If you select the SecurePay rider or the Protective Income Manager rider, changing and/or adding Owners may result in termination of the rider. (See "Guaranteed Lifetime Withdrawal Benefits)

Beneficiary.

The Beneficiary is the person or persons who may receive the benefits of this Contract upon the death of any Owner.

Primary — The Primary Beneficiary is the surviving Owner, if any. If there is no surviving Owner, the Primary Beneficiary is the person or persons designated by the Owner and named in our records.

Contingent — The Contingent Beneficiary is the person or persons designated by the Owner and named in our records to be Beneficiary if the Primary Beneficiary is not living at the time of the Owner's death.

If no Beneficiary designation is in effect or if no Beneficiary is living at the time of an Owner's death, the Beneficiary will be the estate of the deceased Owner. If any Owner dies on or after the Annuity Commencement Date, the Beneficiary will become the new Owner.

Unless designated irrevocably, the Owner may change the Beneficiary by Written Notice prior to the death of any Owner. An irrevocable Beneficiary is one whose written consent is needed before the Owner can change the Beneficiary designation or exercise certain other rights. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. If you select the

SecurePay rider or the Protective Income Manager rider, changing and/or adding Beneficiaries may result in termination of the rider. (See "Guaranteed Lifetime Withdrawal Benefits.")

Annuitant.

The Annuitant is the person or persons on whose life annuity income payments may be based. The first Owner shown on the application for the Contract is the Annuitant unless the Owner designates another person as the Annuitant. The Contract must be issued prior to the Annuitant's 86th birthday (76th birthday if the Maximum Anniversary Value death benefit is selected. If the Annuitant is not an Owner and dies prior to the Annuity Commencement Date, the Owner will become the new Annuitant unless the Owner designates otherwise. However, if the Owner is a nonnatural person, the death of the Annuitant will be treated as the death of the Owner.

The Owner may change the Annuitant by Written Notice prior to the Annuity Commencement Date. However, if any Owner is not an individual the Annuitant may not be changed. The new Annuitant's 95th birthday must be on or after the Annuity Commencement Date in effect when the change of Annuitant is requested. If you select the Protective Income Manager rider, changing the Annuitant will result in termination of the rider. (See "Protective Income Manager With RightTime® Option.")

Payee.

The Payee is the person or persons designated by the Owner to receive the annuity income payments under the Contract. The Annuitant is the Payee unless the Owner designates another party as the Payee. The Owner may change the Payee at any time.

Issuance of a Contract

To purchase a Contract, you must submit certain application information and an initial Purchase Payment to Protective Life through a licensed representative of Protective Life. Any such licensed representative must also be a registered representative of a broker/dealer having a distribution agreement with Investment Distributors, Inc. Protective Life reserves the right to accept or decline a request to issue a Contract. Contracts may be sold to or in connection with retirement plans which do not qualify for special tax treatment as well as retirement plans that qualify for special tax treatment under the Code.

If the necessary application information for a Contract accompanies the initial Purchase Payment, we will allocate the initial Purchase Payment (less any applicable premium tax) to the Allocation Options as you direct on the appropriate form within two business days of receiving such Purchase Payment at the administrative office. If we do not receive the necessary application information, Protective Life will retain the Purchase Payment for up to five business days while it attempts to complete the information. If the necessary application information is not complete after five business days, Protective Life will inform the applicant of the reason for the delay and return the initial Purchase Payment immediately unless the applicant specifically consents to Protective Life retaining it until the information is complete. Once the information is complete, we will allocate the initial Purchase Payment to the appropriate Allocation Options within two business days. You may transmit information necessary to complete an application to Protective Life by telephone, facsimile, or electronic media.

Purchase Payments

We will only accept Purchase Payments before the earlier of the oldest Owner's and Annuitant's 86th birthday. No Purchase Payment will be accepted within 3 years of the Annuity Commencement Date then in effect. If you select the SecurePay rider, you cannot make any Purchase Payments on or after the Benefit Election Date. (See "SecurePay With RightTime® Option.") The minimum initial Purchase Payment is $25,000. The minimum subsequent Purchase Payment is $100 or $50 if made by electronic funds transfer. We reserve the right not to accept any Purchase Payment. Under certain circumstances, we may be required by law to reject a Purchase Payment.

Purchase Payments are payable at our administrative office. You may make them by check payable to Protective Life and Annuity Insurance Company or by any other method we deem acceptable. We will process

Purchase Payments as of the end of the Valuation Period during which we receive them at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any Purchase Payment received at our administrative office after the end of the Valuation Period on the next Valuation Day. Protective Life retains the right to limit the maximum aggregate Purchase Payment that can be made without prior administrative office approval. This amount is currently $1,000,000.

Under the current automatic purchase payment plan, you may select a monthly or quarterly payment schedule pursuant to which Purchase Payments will be automatically deducted from a bank account. We currently accept automatic Purchase Payments on the 1st through the 28th day of each month. Each automatic Purchase Payment must be at least $50. You may not allocate payments made through the automatic purchase payment plan to any DCA Fixed Account. You may not elect the automatic purchase payment plan and the partial automatic withdrawal plan simultaneously. (See "Surrenders and Partial Surrenders".) Upon notification of the death of any Owner the Company will terminate deductions under the automatic purchase payment plan. The automatic purchase payment plan is not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime® Option, any automatic purchase payment plan in effect will terminate on the Rider Effective Date. See "Protective Income Manager With RightTime® Option."

We do not always receive your Purchase Payment or your application on the day you send them or give them to your sales representative. In some circumstances, such as when you purchase a Contract in exchange for an existing annuity contract from another company, we may not receive your Purchase Payment from the other company for a substantial period of time after you sign the application and send it to us.

Right to Cancel

You have the right to return the Contract within a certain number of days after you receive it by returning it, along with a written cancellation request, to our administrative office or the sales representative who sold it. In the state of Connecticut, non-written requests are also accepted. The number of days, which is at least ten, is determined by state law in the state where the Contract is delivered. Return of the Contract by mail is effective on being post-marked, properly addressed and postage pre-paid. We will treat the returned Contract as if it had never been issued. Where permitted, Protective Life will refund the Contract Value plus any fees deducted from either Purchase Payments or Contract Value. This amount may be more or less than the aggregate amount of your Purchase Payments up to that time. In states requiring the return of Purchase Payments, we will refund the greater of the Contract Value or the Purchase Payment.

For individual retirement annuities and Contracts issued in states where, upon cancellation during the right-to-cancel period, we return at least your Purchase Payments, we reserve the right to allocate all or a portion of your initial Purchase Payment (and any subsequent Purchase Payment made during the right-to-cancel period) that you allocated to the Sub-Accounts to the Oppenheimer Money Fund Sub-Account until the expiration of the right-to-cancel period. Thereafter, we will allocate all Purchase Payments according to your allocation instructions then in effect.

Allocation of Purchase Payments

Owners must indicate in the application how their initial and subsequent Purchase Payments are to be allocated among the Allocation Options. If your allocation instructions are indicated by percentages, whole percentages must be used.

Owners may change allocation instructions by Written Notice at any time. Owners may also change instructions by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). For non-written instructions regarding allocations, we may require a form of personal identification prior to acting on instructions and we will record any telephone voice instructions. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or eliminate any of these non-written communication methods for any Contract or class of Contracts at any time for any reason.

If you select the SecurePay rider or the Protective Income Manager rider, your options for allocating Purchase Payments will be restricted. You must allocate your Purchase Payments (and Contract Value) in accordance with our Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits").

Variable Account Value

Sub-Account Value.

A Contract's Variable Account value at any time is the sum of the Sub-Account values and therefore reflects the investment experience of the Sub-Accounts to which it is allocated. There is no guaranteed minimum Variable Account value. The Sub-Account value for any Sub-Account as of the Effective Date is equal to the amount of the initial Purchase Payment allocated to that Sub-Account. On subsequent Valuation Days prior to the Annuity Commencement Date, the Sub-Account value is equal to that part of any Purchase Payment allocated to the Sub-Account and any Contract Value transferred to the Sub-Account, adjusted by income, dividends, net capital gains or losses (realized or unrealized), decreased by partial surrenders (including any applicable surrender charges and premium tax), Contract Value transferred out of the Sub-Account and fees deducted from the Sub-Account.

The Sub-Account value for a Contract may be determined on any day by multiplying the number of Accumulation Units attributable to the Contract in that Sub-Account by the Accumulation Unit value for the Accumulation Units in that Sub-Account on that day.

Determination of Accumulation Units.

Purchase Payments allocated and Contract Value transferred to a Sub-Account are converted into Accumulation Units. An Accumulation Unit is a unit of measure used to calculate the value of a Sub-Account prior to the Annuity Commencement Date. We determine the number of Accumulation Units to be credited to a Contract by dividing the dollar amount directed to the Sub-Account by the Accumulation Unit value of the appropriate class of Accumulation Units of that Sub-Account for the Valuation Day as of which the allocation or transfer occurs. Purchase Payments allocated or amounts transferred to a Sub-Account under a Contract increase the number of Accumulation Units of that Sub-Account credited to the Contract. We execute such allocations and transfers as of the end of the Valuation Period in which we receive a Purchase Payment or Written Notice or other instruction requesting a transfer.

Certain events reduce the number of Accumulation Units of a Sub-Account credited to a Contract. The following events result in the cancellation of the appropriate number of Accumulation Units of a Sub-Account:

•  surrenders and applicable surrender charges;

•  partial surrenders and applicable surrender charges;

•  partial automatic withdrawals;

•  transfer from a Sub-Account and any applicable transfer fee;

•  payment of a death benefit claim;

•  application of the Contract Value to an Annuity Option; and

•  deduction of the monthly death benefit fee, the monthly SecurePay fee, the monthly Protective Income Manager fee, and the annual contract maintenance fee.

Accumulation Units are canceled as of the end of the Valuation Period in which we receive Written Notice of or other instructions regarding the event. Accumulation Units associated with the monthly death benefit fee, the monthly SecurePay fee, the monthly Protective Income Manager fee, and the annual contract maintenance fee are canceled without notice or instruction.

Determination of Accumulation Unit Value.

The Accumulation Unit value for each class of Accumulation Units in a Sub-Account at the end of every Valuation Day is the Accumulation Unit value for that class at the end of the previous Valuation Day times the net investment factor.

Net Investment Factor.

The net investment factor measures the investment performance of a Sub-Account from one Valuation Period to the next. For each Sub-Account, the net investment factor reflects the investment performance of the Fund in which the Sub-Account invests and the charges assessed against that Sub-Account for a Valuation Period. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)  is the result of:

a.  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.  the per share amount of any dividend or capital gain distributions made by the Funds held in the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period.

(2)  is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the most recent prior Valuation Period.

(3)  is a factor representing the mortality and expense risk charge and the administration charge for the number of days in the Valuation Period and a charge or credit for any taxes attributed to the investment operations of the Sub-Account, as determined by the Company.

Transfers

Before the Annuity Commencement Date, you may instruct us to transfer Contract Value between and among the Allocation Options. When we receive your transfer instructions at our administrative office, we will allocate the Contract Value you transfer at the next price determined for the Allocation Options you indicate. Prices for the Allocation Options are determined as of the end of each Valuation Period, which is the close of regular trading on the New York Stock Exchange (generally 3:00 p.m. Central Time). Accordingly, transfer requests received at our administrative office before the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the day the requests are received; transfer requests received at our administrative office after the close of regular trading on the New York Stock Exchange are processed at the price determined as of the close of regular trading on the next day on which the New York Stock Exchange is open for regular trading. We may defer transfer requests under the same conditions that payment of withdrawals and surrenders may be delayed. (See "Suspension or Delay in Payments.") There are limitations on transfers, which are described below.

After the Annuity Commencement Date, when Variable Income Payments are selected, transfers are allowed between Sub-Accounts, but are limited to one transfer per month. Dollar cost averaging and portfolio rebalancing are not allowed. No transfers are allowed within the Guaranteed Account or between the Guaranteed Account and any Sub-Account.

If you select the SecurePay rider or the Protective Income Manager rider, your options for transferring Contract Value will be restricted. You must transfer Contract Value in accordance with our Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits").

How to Request Transfers.

Owners may request transfers by Written Notice at any time. Owners also may request transfers by telephone, facsimile, automated telephone system or via the Internet at www.protective.com ("non-written instructions"). From time to time and at our sole discretion, we may introduce additional methods for requesting transfers or discontinue any method for making non-written instructions for such transfers. We will require a form of personal identification prior to acting on non-written instructions and we will record telephone requests. We will send you a confirmation of all transfer requests communicated to us. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent transfer requests.

Reliability of Communications Systems.

The Internet and telephone systems may not always be available. Any computer or telephone system, whether it is yours, your service providers', your registered representative's, or ours, can experience unscheduled outages or slowdowns for a variety of reasons. Such outages or delays may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you can make your transaction by writing to us.

Limitations on Transfers.

We reserve the right to modify, limit, suspend or eliminate the transfer privileges (including acceptance of non-written instructions submitted by telephone, automated telephone system, the Internet or facsimile) without prior notice for any Contract or class of Contracts at any time for any reason.

Minimum amounts. You must transfer at least $100 each time you make a transfer. If the entire amount in the Allocation Option is less than $100, you must transfer the entire amount. If less than $100 would be left in an Allocation Option after a transfer, then we may transfer the entire amount out of that Allocation Option instead of the requested amount.

Number of transfers. Currently we do not generally limit the number of transfers that may be made. We reserve the right, however, to limit the number of transfers to no more than 12 per Contract Year. We also reserve the right to charge a transfer fee for each additional transfer over 12 during any Contract Year. The transfer fee will not exceed $25 per transfer. We will deduct any transfer fee from the amount being transferred. (See "Charges and Deductions, Transfer Fee.")

Limitations on transfers involving the Guaranteed Account. No amounts may be transferred into a DCA Fixed Account. No amounts may be transferred to the Fixed Account within six months after any transfer from a Guaranteed Account to the Variable Account. The maximum amount that may be transferred from the Fixed Account during a Contract Year is the greater of (a) $2,500 or (b) 25% of the Contract Value in the Fixed Account. Due to this limitation, if you want to transfer all of your Contract Value from the Guaranteed Account to the Variable Account, it may take several years to do so. The limitation on transfers from the Fixed Account does not apply, however, to dollar cost averaging transfers from the Fixed Account.

Limitations on frequent transfers, including "market timing" transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund's portfolio securities and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants, or owners of other variable annuity contracts we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•  Increased brokerage, trading and transaction costs;

•  Disruption of planned investment strategies;

•  Forced and unplanned liquidation and portfolio turnover;

•  Lost opportunity costs; and

•  Large asset swings that decrease the Fund's ability to provide maximum investment return to all Contract Owners.

In order to try to protect our Owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Owners, beneficiaries, annuitants and owners of other variable annuity contracts we issue that invest in the Variable Account.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Contract. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Contract or group of Contracts that appear to be under common control, we suspend non-written methods of requesting transfers for that Contract or group of Contracts. All transfer requests for the affected Contract or group of Contracts must be made by Written Notice. We notify the affected Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, Owners and other persons with interests under the Contracts should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Dollar Cost Averaging.

Before the Annuity Commencement Date, you may instruct us by Written Notice to transfer automatically on a monthly basis, amounts from a DCA fixed account to any Sub-Account of the Variable Account. This is known as the "dollar-cost averaging" method of investment. By transferring equal amounts of Contract Value on a regularly scheduled basis, as opposed to allocating a larger amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in the value of Sub-Account Accumulation Units. Protective Life, however, makes no guarantee that the dollar cost averaging method will result in a profit or protection against loss.

You may make dollar cost averaging transfers on the 1st through the 28th day of each month. The minimum period for dollar cost averaging transfers from the Fixed Account is twelve months. In states where, upon cancellation during the right-to-cancel period, we are required to return your Purchase Payment, we reserve the right to delay commencement of dollar cost averaging transfers until the expiration of the right-to-cancel period.

There is no charge for dollar cost averaging. Automatic transfers made to facilitate dollar cost averaging will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to restrict the subaccounts into which you may transfer amounts from a DCA fixed account or discontinue dollar cost averaging upon written notice to the Owner.

Any Purchase Payment allocated to a DCA Fixed Account must include instructions regarding the period of the dollar cost averaging transfers, and the Sub-Accounts into which the transfers are to be made. Currently, the maximum period for dollar cost averaging from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months. Dollar cost averaging transfers will be made monthly. From time to time, we may offer different maximum periods for dollar cost averaging amounts from a DCA Fixed Account.

The periodic amount transferred from a DCA Fixed Account will be equal to the Purchase Payment allocated to the DCA Fixed Account divided by the number of dollar cost averaging transfers to be made. Interest credited will be transferred from the DCA Fixed Account after the last dollar cost averaging transfer. We will process dollar cost averaging transfers until the earlier of the following: (1) the DCA Fixed Account Value equals $0, or (2) the Owner instructs us by Written Notice to cancel the automatic transfers. If you terminate transfers from a DCA Fixed Account before the amount remaining in that account is $0, we will immediately transfer any amount remaining in that DCA Fixed Account according to your instructions. If you do not provide instructions, we will transfer the remaining amount to the Sub-Accounts according to your dollar cost averaging allocation instruction in effect at that time. Upon the death of any Owner, dollar cost averaging transfers will continue until canceled by the Beneficiary(s).

The interest rates on the DCA Fixed Accounts apply to the declining balance in the account. Therefore the amount of interest actually paid with respect to a Purchase Payment allocated to the DCA Fixed Account will be substantially less than the amount that would have been paid if the full Purchase Payment remained in the DCA Fixed Account for the full period.

If you select the SecurePay rider or the Protective Income Manager rider, you may allocate your Purchase Payments to a DCA Fixed Account; however, you must make transfers from the DCA Fixed Account in accordance with our Allocation Guidelines and Restrictions. (See "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits").

Portfolio Rebalancing.

Prior to the Annuity Commencement Date, you may instruct Protective Life by Written Notice to periodically transfer your Variable Account value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account value among such Sub-Accounts ("portfolio rebalancing"). The portfolio rebalancing percentages must be in whole numbers and must allocate amounts only among the Sub-Accounts. Unless you instruct otherwise, portfolio rebalancing is based on your Purchase Payment allocation instructions in effect with respect to the Sub-Accounts at the time of each rebalancing transfer. We deem portfolio rebalancing instructions from you that differ from your current Purchase Payment allocation instructions to be a request to change your Purchase Payment allocation.

You may elect portfolio rebalancing to occur on the 1st through 28th day of a month on either a quarterly, semi-annual or annual basis. If you do not select a day, transfers will occur on the same day of the month as your Contract Anniversary, or on the 28th day of the month if your Contract Anniversary occurs on the 29th, 30th or 31st day of the month. You may change or terminate portfolio rebalancing by Written Notice, or by other non-written communication methods acceptable for transfer requests. Upon the death of any Owner portfolio rebalancing will continue until canceled by the Beneficiary(s).

There is no charge for portfolio rebalancing. Automatic transfers made to facilitate portfolio rebalancing will not count toward the 12 transfers permitted each Contract Year if we elect to limit transfers, or the designated number of free transfers in any Contract Year if we elect to charge for transfers in excess of that number in any Contract Year. We reserve the right to discontinue portfolio rebalancing upon written notice to the Owner.

Surrenders and Partial Surrenders

At any time before the Annuity Commencement Date, you may request a full or partial surrender from your Contract. Federal and state income taxes may apply to a full or partial surrender (including withdrawals made under the SecurePay rider or the Protective Income Manager rider), and a 10% federal penalty tax may apply if the full or partial surrender occurs before the Owner reaches age 59 1/2. (See TAXATION OF ANNUITIES IN GENERAL, "Taxation of Partial and Full Surrenders.") A surrender value may be available under certain Annuity Options. (See "Annuitization.") In accordance with SEC regulations, full and partial surrenders are payable within 7 calendar days of our receiving your request. (See "Suspension or Delay in Payments.")

Full Surrender.

At any time before the Annuity Commencement Date, you may request a full surrender of your Contract for its surrender value. To surrender your Contract, you must return the Contract to us and make your surrender request either by Written Notice or by facsimile. Surrenders requested by facsimile are subject to limitations. Currently, we accept requests by facsimile for full surrenders of Contracts that have a Contract Value of $50,000 or less. For Contracts that have a Contract Value greater than $50,000, we will only accept surrender requests by Written Notice. We may eliminate your ability to request a full surrender by facsimile or change the requirements for your ability to request a full surrender by facsimile for any Contract or class of Contracts at any time without prior notice. We will pay you the surrender value in a lump sum.

Surrender Value.

The surrender value of your Contract is equal to the Contract Value minus any applicable surrender charge, contract maintenance fee and premium tax. We will determine the surrender value as of the end of the Valuation Period during which we receive your Written Notice or facsimile requesting surrender and your Contract at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any surrender request received at our administrative office after the end of the Valuation Period on the next Valuation Day.

Partial Surrender.

At any time before the Annuity Commencement Date, you may request a partial surrender of your Contract Value provided the Contract Value remaining after the partial surrender is at least $5,000. If you request a partial surrender that would reduce your Contract Value below $5,000, then we will consider your request to be not in good order and we will notify you that we will not process your request. Throughout this prospectus we may refer to a partial surrender of your Contract Value as a "withdrawal" from your Contract. Please note that if you select the SecurePay rider or the Protective Income Manager rider special withdrawal rules apply, especially on or after the Benefit Election Date for the SecurePay rider. (See "Guaranteed Lifetime Withdrawal Benefits").

You may request a partial surrender by Written Notice or by facsimile. If we have received your completed telephone withdrawal authorization form, you also may request a partial surrender by telephone. Partial surrenders requested by telephone or facsimile are subject to limitations. Currently we accept requests for partial surrenders by telephone or by facsimile for amounts not exceeding 25% of Contract Value, up to a maximum of $50,000. For partial surrenders of Contract Value exceeding 25% of the Contract Value and/or $50,000 we will only accept partial surrender requests by Written Notice. We may eliminate your ability to make partial surrenders by telephone or facsimile or change the requirements for your ability to make partial surrenders by telephone or facsimile for any Contract or class of Contracts at any time without prior notice.

We will withdraw the amount of your partial surrender from the Contract Value as of the end of the Valuation Period during which we receive your request for the partial surrender at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. We will process any partial surrender request received at our administrative office after the end of the Valuation Period on the next Valuation Day. The amount we will pay you upon a partial surrender is equal to the Contract Value surrendered minus any applicable surrender charge and any applicable premium tax.

You may specify the amount of the partial surrender to be made from any Allocation Option. If you do not so specify, or if the amount in the designated Allocation Option(s) is inadequate to comply with the request, the partial surrender will be made from each Allocation Option based on the proportion that the value of each Allocation Option bears to the total Contract Value.

Cancellation of Accumulation Units.

Surrenders and partial surrenders, including any surrender charges, will result in the cancellation of Accumulation Units from each applicable Sub-Account(s) and/or in a reduction of the Guaranteed Account value.

Surrender and Partial Surrender Restrictions.

The Owner's right to make surrenders and partial surrenders is subject to any restrictions imposed by applicable law or employee benefit plan.

There are certain restrictions on surrenders and partial surrenders of Contracts used as funding vehicles for Code Section 403(b) retirement plans. Section 403(b)(11) of the Code restricts the distribution under Section 403(b) annuity contracts of:

  (i)  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

  (ii)  earnings on those contributions; and

  (iii)  earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if the employee has reached age 59 1/2, had a severance from employment, has become disabled, in the case of hardship, or if the amount is a qualified reservist distribution under Section 72(t)(2)(G) of the Code. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. In addition, in the case of contracts issued on or after January 1, 2009, a Section 403(b) contract is permitted to distribute retirement benefits (other than those attributable to salary reduction contributions) to a participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. (These limitations on withdrawals and distributions do not apply to the extent the Company is directed to transfer some or all of the Contract Value to the issuer of another Section 403(b) annuity contract or into a Section 403(b)(7) custodial account.)

In the case of certain Qualified Plans, federal tax law imposes restrictions on the form and manner in which benefits may be paid. For example, spousal consent may be needed in certain instances before a distribution may be made.

Partial Automatic Withdrawals.

Currently, we offer a partial automatic withdrawal plan. This plan allows you to pre-authorize periodic partial surrenders prior to the Annuity Commencement Date. You may elect to participate in this plan at the time of application or at a later date by properly completing an election form. Payments to you under this plan will only be made by electronic fund transfer. In order to participate in the plan you must have a Contract Value as of the previous Contract Anniversary of at least $25,000.

The partial automatic withdrawal plan and the automatic purchase payment plan may not be elected simultaneously. (See "Purchase Payments".) There may be federal and state income tax consequences to partial automatic withdrawals from the Contract, including the possible imposition of a 10% federal penalty tax if the surrender occurs before the Owner reaches age 59 1/2. You should consult your tax advisor before participating in any withdrawal program. (See "Taxation of Partial and Full Surrenders".)

When you elect the partial automatic withdrawal plan, you will instruct Protective Life to withdraw a level dollar amount from the Contract on a monthly or quarterly basis. Partial automatic withdrawals may be made on the 1st through the 28th day of each month. The amount requested must be at least $100 per withdrawal. We will process withdrawals for the designated amount until you instruct us otherwise. If, during any Contract Year, the amount of the withdrawals exceeds the "penalty-free withdrawal amount" described in the "Surrender Charge" section of this prospectus, we will deduct a surrender charge where applicable. (See "Surrender Charge.") Partial automatic withdrawals will be taken pro-rata from the Allocation Options in proportion to the value each Allocation Option bears to the total Contract Value. We will pay you the amount requested each month or quarter as applicable and cancel the applicable Accumulation Units.

If any partial automatic withdrawal transaction would result in a Contract Value of less than $5,000 after the withdrawal, the transaction will not be completed and the partial automatic withdrawal plan will terminate. Once partial automatic withdrawals have terminated due to insufficient Contract Value, they will not be automatically reinstated in the event that your Contract Value should reach $5,000 again. Upon notification of the death of any Owner, we will terminate the partial automatic withdrawal plan. The partial automatic withdrawal plan may be discontinued by the Owner at any time by Written Notice.

There is no charge for the partial automatic withdrawal plan. We reserve the right to discontinue the partial automatic withdrawal plan upon written notice to you. If you select the SecurePay rider under your Contract, any partial automatic withdrawal plan in effect will terminate on the Benefit Election Date. The partial automatic withdrawal plan is not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime® Option, any partial automatic withdrawal plan in effect will terminate on the Rider Effective Date. (See "Guaranteed Lifetime Withdrawal Benefits").

THE GUARANTEED ACCOUNT

The Guaranteed Account has not been, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither these accounts nor the Company's general account have been registered as an investment company under the 1940 Act. Therefore, neither the Guaranteed Account, the Company's general account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to the Guaranteed Account included in this prospectus are for the Owner's information and have not been reviewed by the SEC. However, such disclosures are subject to certain generally applicable provisions of federal securities law relating to the accuracy and completeness of statements made in prospectuses.

The Guaranteed Account consists of the Fixed Account and the DCA Fixed Accounts. The Fixed Account and certain DCA Fixed Accounts may not be available in all states. Further, we may not always offer the Fixed Account or the DCA Fixed Accounts in new Contracts. If we are offering the Fixed Account or any of the DCA Fixed Accounts in your state at the time you purchase your Contract, however, those accounts will always be available in your Contract. Please ask your sales representative whether the Fixed Account or any DCA Fixed Accounts are available in your Contract.

From time to time and subject to regulatory approval, we may offer Fixed Accounts or DCA Fixed Accounts with different interest guaranteed periods. We, in our sole discretion, establish the interest rates for each account in the Guaranteed Account. We will not declare a rate that yields values less than those required by the state in which the Contract is delivered. You bear the risk that we will not declare a rate that is higher than the minimum rate. Because these rates vary from time to time, allocations made to the same account within the Guaranteed Account at different times may earn interest at different rates.

Our General Account.

The Guaranteed Account is part of our general account. Unlike Purchase Payments and Contract Value allocated to the Variable Account, we assume the risk of investment gain or loss on amounts held in the Fixed Account and the DCA Fixed Account.

The assets of our general account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Because amounts allocated to the Fixed Account and the DCA Fixed Accounts, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with any enhanced death benefits, or the SecurePay rider, or Protective Income Manager rider, are paid from our general account, any amounts that we may pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. For this reason, you should consider our financial strength and claims-paying ability to meet our obligations under the Contract when purchasing a Contract and making investment decisions under the Contract.

We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on a statutory basis, as required by state regulators.

Our audited financial statements are included in the Statement of Additional Information (which is available at no charge by calling us at 1-800-456-6330 or writing us at the address shown on the cover page of this prospectus). In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of our financial capacity to meet the obligations of our insurance and annuity contracts based on our financial strength and/or claims-paying ability.

The Fixed Account.

You generally may allocate some or all of your Purchase Payments and may transfer some or all of your Contract Value to the Fixed Account. If you elect the SecurePay rider or the Protective Income Manager rider, you may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account. (See "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits"). Amounts allocated or transferred to the Fixed Account earn interest from the date the funds are credited to the account. There are limitations on transfers involving the Fixed Account. (See "Transfers.")

The interest rates we apply to Purchase Payments and transfers into the Fixed Account are guaranteed for one year from the date the Purchase Payment or transfer is credited to the account. When an interest rate guarantee expires, we will set a new interest rate, which may not be the same as the interest rate then in effect for Purchase Payments allocated to the Fixed Account. The new interest rate is also guaranteed for one year.

The DCA Fixed Accounts.

DCA Fixed Accounts are designed to systematically transfer amounts to the Sub-Accounts of the Variable Account over a designated period. (See "Transfers, Dollar Cost Averaging.") We currently offer two DCA Fixed Accounts. The maximum period for dollar cost averaging transfers from DCA Fixed Account 1 is six months and from DCA Fixed Account 2 is twelve months.

The DCA Fixed Accounts are available only for Purchase Payments designated for dollar cost averaging. You may allocate your initial Purchase Payment to either DCA Fixed Account, or a portion of your Purchase Payment to both Accounts. If the value of a DCA Fixed Account is greater than $0, you may allocate an additional Purchase Payment to that Account only if the current interest rate for that Account is the same as the interest rate applicable to the current balance in that Account. In that case, the additional Purchase Payment will be added to the current balance and the new dollar cost averaging period indicated on your service form. Where we agree, under current administrative procedures, to allocate a Purchase Payment to any DCA Fixed Account in installments from more than one source, we will credit each installment with the interest rate applied to the first installment we receive. The interest rate we apply to Purchase Payments allocated to a DCA Fixed Account is guaranteed for the period over which dollar cost averaging transfers are allowed from that DCA Fixed Account.

Guaranteed Account Value.

Any time prior to the Annuity Commencement Date, the Guaranteed Account value is equal to the sum of:

(1)  Purchase Payments allocated to the Guaranteed Account; plus

(2)  amounts transferred into the Guaranteed Account; plus

(3)  interest credited to the Guaranteed Account; minus

(4)  amounts transferred out of the Guaranteed Account including any transfer fee; minus

(5)  the amount of any surrenders removed from the Guaranteed Account, including any premium tax and surrender charges; minus

(6)  fees deducted from the Guaranteed Account, including the monthly death benefit fee and the annual contract maintenance fee.

For the purposes of interest crediting, amounts deducted, transferred or withdrawn from accounts within the Guaranteed Account will be separately accounted for on a "first-in, first-out" (FIFO) basis.

DEATH BENEFIT

If any Owner dies before the Annuity Commencement Date and while the Contract is in force, we will pay a death benefit, less any applicable premium tax, to the Beneficiary. The death benefit terminates on the Annuity Commencement Date.

We will determine the death benefit as of the end of the Valuation Period during which we receive due proof of death at our administrative office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. If we receive due proof of death after the end of the Valuation Period, we will determine the death benefit on the next Valuation Day. Only one death benefit is payable under the Contract, even though the Contract may, in some circumstances, continue beyond the time of an Owner's death. If any Owner is not a natural person, the death of the Annuitant is treated as the death of an Owner. In the case of certain Qualified Contracts, Treasury Department regulations prescribe certain limitations on the designation of a Beneficiary. The following discussion generally applies to Qualified Contracts and non-Qualified Contracts, but there are some differences in the rules that apply to each.

The death benefit provisions of the Contract shall be interpreted to comply with the requirements of Section 72(s) of the Code. We reserve the right to endorse the Contract, as necessary, to conform with regulatory requirements. We will send you a copy of any endorsement containing such Contract modifications.

Please note that any death benefit payment we make in excess of the Contract Value is subject to our financial strength and claims-paying ability.

Payment of the Death Benefit.

The Beneficiary may take the death benefit in one sum immediately, in which event the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death, and the entire interest in the Contract must be distributed under one of the following options:

(1)  the entire interest must be distributed over the life of the Beneficiary, or over a period not extending beyond the life expectancy of the Beneficiary, with distributions beginning within one year of the Owner's death; or,

(2)  the entire interest must be distributed within 5 years of the Owner's death.

If no option is elected, we will distribute the entire interest within 5 years of the Owner's death.

If there is more than one Beneficiary, the foregoing provisions apply to each Beneficiary individually.

Continuation of the Contract by a Surviving Spouse.

In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the Beneficiary is the deceased Owner's spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner, provided the deceased Owner's spouse's 86th birthday (76th birthday if Maximum Anniversary Value Death Benefit was selected) is after the Effective Date. The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2), above.

A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

Under the federal Defense of Marriage Act ("DOMA"), only individuals of the opposite sex can be treated as married or spouses. DOMA is the controlling law when determining whether individuals are "spouses" for purposes of the federal tax provisions of annuity contracts. Under federal tax law, the beneficiary of an annuity contract who is the spouse (within the meaning of DOMA) of a deceased owner is treated more favorably than a beneficiary who is not recognized as a spouse under DOMA. Specifically, as described above, a beneficiary who is a DOMA recognized spouse of the deceased owner may continue an annuity contract without taking any distributions from the contract. In contrast, a beneficiary who is not recognized as a spouse of the deceased owner under DOMA (e.g., civil union and domestic partners or same-sex spouses) must surrender the contract within 5 years of the owner's death or take distributions from the contract over the beneficiary's life or life expectancy. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law, but whose marriage is not recognized by DOMA, will be required to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and will not be able to elect to continue the Contract as provided in this section.

Whether a spouse continues the Contract could affect the rights and benefits under the Guaranteed Lifetime Withdrawal Benefits. See "Guaranteed Lifetime Withdrawal Benefits."

If you have questions concerning your status as a spouse and how that status might affect your rights under the Contract, please consult your legal adviser. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

Selecting a Death Benefit.

At the time you apply for your Contract, you must determine the type of death benefit you want. You may not change your selection after your Contract is issued. If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. (See "Protective Income Manager With RightTime® Option." ) If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime® option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "Protective Income Manager WithRightTime® Option.")

We offer two different death benefits: (1) the Return of Purchase Payments Death Benefit and (2) the Maximum Anniversary Value Death Benefit. The Return of Purchase Payments Death Benefit is included with your Contract at no additional charge. You may select the optional Maximum Anniversary Value Death Benefit for an additional fee, but only if the oldest Owner is younger than 76 on the Effective Date of the Contract. If you choose the optional Maximum Anniversary Value Death Benefit, you must indicate that you would like this optional death benefit, and the basis on which you want the Maximum Anniversary Value Death Benefit fee to be assessed, when you apply for your Contract. You may not change your selection after your Contract is issued. (See "Charges and Deductions, Death Benefit Fee.")

You should carefully consider each of these death benefits and consult a qualified financial adviser to help you carefully consider the two death benefits offered with the Contract, and if you select the Maximum Anniversary Death Benefit, the relative costs, benefits and risks of the fee options in your particular situation.

Return of Purchase Payments Death Benefit.

The Return of Purchase Payments Death Benefit will equal the greater of (1) the Contract Value, or (2) the aggregate Purchase Payments less an adjustment for each partial surrender; provided however, that the Return of Purchase Payments Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each partial surrender in item (2) is the amount that reduces the Return of Purchase Payments Death Benefit at the time of surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the value of the Return of Purchase Payments Death Benefit is greater than the Contract Value at the time of the partial surrender, the downward adjustment to the death benefit will be larger than the amount surrendered. See Appendix A for an example of the calculation of the Return of Purchase Payments Death Benefit.

Suspension of Return of Purchase Payments Death Benefit. For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. During the one-year suspension period, we will continue to calculate the Return of Purchase Payments Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive due proof of death at our administrative office. This means if death occurs after the one-year period has ended, we will include Purchase Payments received and partial surrenders made during the one-year suspension when calculating the Return of Purchase Payments Death Benefit.

Optional Maximum Anniversary Value Death Benefit.

This death benefit is not available if you purchase the Protective Income Manager rider.

At the time of application, you may select the Maximum Anniversary Value Death Benefit if the Effective Date of the Contract is before the oldest Owner's 76th birthday.

We will determine an anniversary value for each Contract Anniversary occurring before the earlier of the deceased Owner's 80th birthday or the deceased Owner's date of death. Each anniversary value is equal to the sum of:

•  the Contract Value on that Contract Anniversary; plus

•  all Purchase Payments since that Contract Anniversary; minus

•  an adjustment for each partial surrender since that Contract Anniversary.

The adjustment for each partial surrender since the relevant Contract Anniversary is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of the surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the value of the Maximum Anniversary Value Death Benefit is greater than the Contract Value at the time of the partial surrender, the downward adjustment to the death benefit will be larger than the amount surrendered.

The Maximum Anniversary Value Death Benefit will equal the greatest of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each partial surrender; or (3) the greatest anniversary value attained; provided however, that the Maximum Anniversary Value Death Benefit will never be more than the Contract Value plus $1,000,000. The adjustment for each partial surrender in item (2) is the amount that reduces the Maximum Anniversary Value Death Benefit at the time of surrender in the same proportion that the amount surrendered, including any associated surrender charges, reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. See Appendix A for an example of the calculation of the Maximum Anniversary Value Death Benefit.

It is possible that, at the time of an Owner's death, the Maximum Anniversary Value Death Benefit will be no greater than the Return of Purchase Payments Death Benefit. You should consult a qualified financial advisor to carefully consider this possibility and the cost of the Maximum Anniversary Value Death Benefit before you decide whether the Maximum Anniversary Value Death Benefit is right for you.

Suspension of Maximum Anniversary Value Death Benefit. For a period of one year after any change of ownership involving a natural person, the death benefit will equal the Contract Value regardless of the type of death benefit that was selected. We will, however, continue to assess the death benefit fee during this period. During the one-year suspension period, we will continue to calculate the Maximum Anniversary Value Death Benefit; however, if any Owner dies during this period we will only pay the Contract Value as of the end of the Valuation Period during which we receive due proof of death at our administrative office. This means if death occurs after the one-year period has ended, we will include the Contract Value on the Contract Anniversary occurring during the one-year suspension as well as Purchase Payments received and partial surrenders made during the one year suspension when calculating the Maximum Anniversary Value Death Benefit.

Death Benefit Fee.

We assess a fee for the Maximum Anniversary Value Death Benefit. If you select this death benefit, you must elect either the CoverPay Fee, which is based on the value of the death benefit on the day the fee is assessed, or the ValuPay Fee, which is based on the Net Amount at Risk on the day the fee is assessed. You must make this election at the time you apply for your Contract, and you cannot change your election after your Contract is issued. Each type of fee is assessed on a monthly basis. (See "Charges and Deductions, Death Benefit Fee.") It is possible that either of these fees (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "Federal Tax Matters.") Before electing the type of death benefit fee for your Contract, you should consult a qualified financial adviser to help you carefully consider the relative costs, benefits and risks of the fee options in your particular situation.

GUARANTEED LIFETIME WITHDRAWAL BENEFITS

If you are concerned that poor investment performance or market volatility in the Sub-Accounts may adversely impact the amount of money you can withdraw from your Contract, we offer for an additional charge two optional guaranteed lifetime withdrawal benefit riders — the SecurePay rider and the Protective Income Manager rider. Under these riders, we guarantee the right to make withdrawals each Contract Year for life (subject to certain conditions) — even if your Contract Value declines, or reduces to zero, due to poor market performance.

There are differences between these riders in the features and guarantees they provide. For example, the riders provide different methods in calculating the amount that may be withdrawn each year, identify different transactions that may impact this calculation or that may terminate the rider, and impose different fees. In addition, the purchase of one rider will impact the availability of the other, as you may not purchase both the SecurePay rider and the Protective Income Manager rider. And, if you purchase one rider and it later terminates, you may not then purchase the other rider. Before you select either rider, you should carefully compare both and consult your sales representative to determine which rider (if either) better suits your needs.

The primary distinctions between the SecurePay rider and the Protective Income Manager rider are as follows:

SecurePay Rider	Protective Income Manager Rider (patent pending)
Rider Objective	To make available an annual withdrawal amount that is guaranteed for life if Contract Value is reduced to zero, but withdrawals are not designed to deplete Contract Value.
This rider may be more appropriate for you if you are concerned that you might outlive your Contract Value, and you care about providing a death benefit to your heirs.	To make available an annual withdrawal amount that is designed to deplete Contract Value by age 95, and then provide lifetime payments.

This rider may be more appropriate for you if your primary objective is to receive a stream of income now, and you are less concerned about providing a death benefit to your heirs.

SecurePay Rider	Protective Income Manager Rider
Death Benefit	The Maximum Anniversary Value Death Benefit and the Return of Purchase Payments Death Benefit are available.
The death benefit value may remain higher than under the Protective Income Manager rider because withdrawal amounts will likely be lower and therefore will reduce the death benefit more slowly.	Only the Return of Purchase Payments Death Benefit is available.

Because the rider is designed to deplete Contract Value over time, higher periodic withdrawals may more quickly reduce the death benefit value than if the SecurePay rider is elected.

Withdrawal Amount	Annual Withdrawal Amount is calculated as a percentage of the Benefit Base. May increase for certain medical conditions or confinement to a nursing home.
The rider is designed to provide lower, consistent withdrawal amounts each year than those provided under the Protective Income Manager rider.	Optimal Withdrawal Amount is calculated as a percentage of the Contract Value.

The rider is designed to provide higher, fluctuating withdrawal amounts each year, with the intent of depleting the Contract Value by age 95.

	SecurePay Rider	Protective Income Manager Rider
Investment Allocation Guidelines and Restrictions	You must allocate Purchase Payments and Contract Value in accordance with: (1) Allocation by Investment Category guidelines; (2) an eligible Benefit Allocation Model Portfolio; or (3) a combination of 1 or 2.
You cannot make Purchase Payments on or after the Benefit Election Date.	You must allocate Purchase Payments and Contract Value in accordance with: (1) Allocation by Investment Category guidelines; (2) an eligible Benefit Allocation Model Portfolio; or (3) a combination of 1 or 2. Also, you must participate in the Allocation Adjustment.
You may make Purchase Payments until the Annuity Commencement Date.

Fee (for rider as currently offered)	0.95% maximum, 0.50% current (at time of Contract purchase) 0.95% maximum, 0.60% current (purchase under RightTime® option) Fees are higher if the SecurePay R72 Benefit is selected.	2.00% maximum, 1.00% current (at time of Contract purchase) 2.20% maximum, 1.10% current (purchase under RightTime® option)

Eligibility	You must be no older than 85 (75 if the Maximum Anniversary Value Death Benefit is selected) to elect the rider, and withdrawals under the rider may not begin until age 59 1/2. You must be 55 or older to select the SecurePay R72 Benefit.	You must be between the ages of 60 and 80 to elect the rider. Your minimum Contract Value, if purchased under RightTime® Option, must be $25,000.

Other	Under Single Life Coverage, the surviving spouse may immediately purchase a new rider (if available) following the death of the Covered Person.
	If the rider terminates, you may purchase a new rider after 5 years.	Under Single Life Coverage, the surviving spouse may not purchase a new rider following the death of the Covered Person. If the rider terminates, a new rider may not be purchased.

Please note that any amounts in excess of the Contract Value that we make available through withdrawals, lifetime payments, or guaranteed values under these riders are subject to our financial strength and claims-paying ability.

SECUREPAY RIDER WITH RightTime® OPTION

In general, SecurePay guarantees the right to make withdrawals ("SecurePay Withdrawals") based upon the value of a guaranteed lifetime withdrawal benefit base ("Benefit Base") that will remain fixed if your Contract Value has declined due to poor market performance.

Under the SecurePay rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make SecurePay Withdrawals each Contract Year up to a specified amount — the Annual Withdrawal Amount ("AWA") — during the life of the Covered Person(s). Annual aggregate withdrawals that exceed the AWA will result in a reduction of Rider benefits (and may even significantly reduce or eliminate such benefits) because we will reduce the Benefit Base and corresponding AWA. SecurePay Withdrawals are guaranteed, even if the Contract Value falls to zero after the Benefit Election Date (which is the earliest date you may begin taking SecurePay Withdrawals), if you satisfy the SecurePay rider requirements.

You may purchase the SecurePay rider when you purchase your Contract, or at a later date under our RightTime® option, provided you satisfy the rider's age requirements. See "Purchasing the Optional SecurePay rider."

For an increased SecurePay Fee, we also offer an optional SecurePay feature that you may select when you purchase the SecurePay rider — the SecurePay R72 Benefit. This benefit is designed to provide for potential increases in your Benefit Base of up to 7.2% each Contract Anniversary during a specified period, even if your Contract Value has not increased. The SecurePay R72 Benefit is only available if you purchase the SecurePay rider on or after the youngest Owner's 55th birthday (or, in the case of a Qualified Contract, the Annuitant's 55th birthday). This feature will terminate when the SecurePay rider terminates (if not sooner). It may not be selected after purchase of the SecurePay rider or canceled once we have issued the rider. If you select this benefit, all of the terms and conditions of the SecurePay rider will apply in addition to the specific terms and conditions of the SecurePay R72 Benefit. This benefit may not be available in all states, and we may otherwise limit its availability. See "Secure Pay R72 Benefit" below.

Special Note Regarding the Availability of the SecurePay GMAB: Effective May 1, 2009, the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB) is no longer available for purchase with the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchased the rider on or after May 1, 2009 by exercising the RightTime® option. For information on the SecurePay GMAB, please see Appendix F: The SecurePay GMAB (Not Available On or After May 1, 2009).

SecurePay does not guarantee Contract Value or the performance of any investment option.

Important Considerations

•  If you purchase SecurePay, your options for allocating Purchase Payments and Contract Value are restricted. See "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits."

•  Purchase Payments made more than two years after the date the SecurePay rider is issued (the "Rider Effective Date") are not included in the calculation of the Benefit Base (described below). Thus, for example, if you intend to make regular Purchase Payments to the Contract for more than two years after the Rider Effective Date, such as in monthly or annual contributions to an IRA, you should consider whether the rider is appropriate for you.

•  Any change in a Covered Person following the Benefit Election Date (the "Benefit Period"), other than a spousal continuation under a Joint Life Coverage Option, will cause the rider to terminate without any refund of SecurePay Fees.

•  You may not begin taking SecurePay Withdrawals until the Covered Person (or the younger Covered Person in the case of a Joint Life Coverage option) is age 59 1/2 or older.

•  You may not make any additional Purchase Payments on or after the Benefit Election Date. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another Contract, however, you will be given the option of purchasing a new Contract.

•  On the Benefit Election Date, we will cancel any existing partial automatic withdrawal plan that you have established.

•  The SecurePay rider may not be available in all states, and we may limit the availability of this benefit.

The ways to purchase SecurePay, conditions for continuation of the benefit, process for beginning SecurePay Withdrawals, and the manner in which your AWA is calculated are discussed below.

You should not purchase SecurePay if:

•  you expect to take annual withdrawals on or after the Benefit Election Date in excess of the AWA ("Excess Withdrawals") because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (See "Calculating the Benefit Base On or After the Benefit Election Date, Excess Withdrawals"); or

•  you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than building a Benefit Base that will provide guaranteed withdrawals; or

•  there is a significant age disparity between the two Covered Persons; or

•  you do not expect to take SecurePay Withdrawals (especially before the age of 95).

Appendix E demonstrates the operation of the SecurePay rider (with and without the SecurePay R72 Benefit) using hypothetical examples. You should review Appendix E and consult your sales representative to discuss whether SecurePay suits your needs.

Purchasing the Optional SecurePay Rider

You may purchase the SecurePay Rider when you purchase your Contract. Or, if the rider is still available for sale, you may exercise the RightTime® option to add it to your Contract any time before the Owner (or older Owner's) 86th birthday or the Annuity Commencement Date, if earlier. For riders purchased with the SecurePay R72 Benefit the youngest Owner must be age 55 or older on the Rider Effective Date. Where the Owner is a corporation, partnership, company, trust, or other non-natural person," eligibility is determined by the age of the Annuitant. If you purchase the rider under the RightTime® option, the rider will be subject to the terms and conditions of the SecurePay rider in effect at the time it is issued.

Important Considerations:

•  You will begin paying the SecurePay Fee as of the Rider Effective Date, even if you do not begin taking SecurePay Withdrawals for many years.

•  You may not cancel the SecurePay rider during the ten years following the Rider Effective Date.

•  We do not refund any SecurePay Fees if the rider terminates for any reason or if you choose not to take SecurePay Withdrawals after the Benefit Election Date.

•  You must comply with our Allocation Guidelines and Restrictions after the Rider Effective Date. (See "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits").

•  Prior to the Benefit Election Date, you may take partial surrenders according to the terms of your Contract but partial surrenders will proportionally reduce the Benefit Base, and ultimately the value of the SecurePay Withdrawals available to you.

•  You must submit a SecurePay Benefit Election Form to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Partial surrenders taken before the Benefit Election Date are not SecurePay Withdrawals.

•  You may make additional Purchase Payments after the Rider Effective Date, but any Purchase Payments made more than two years after that date do not increase the Benefit Base. See "Calculating the Benefit Base before the Benefit Election Date."

The timing of the SecurePay rider purchase may have a significant impact on the value of the Benefit Base. For example, there are certain advantages to purchasing the SecurePay rider early:

•  We begin reviewing SecurePay Anniversary Values (described below) on the Contract Anniversary following the Rider Effective Date. This means that the earlier you purchase the SecurePay rider, the longer the period of time during which the Benefit Base may increase due to favorable Sub-Account performance. Anniversary Values occurring prior to the Rider Effective Date do not affect the Benefit Base.

•  If you purchase SecurePay when you purchase the Contract, the annual SecurePay Fee is currently 0.10% lower than if you exercise the RightTime® option to purchase SecurePay after that date. The SecurePay

Fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime® option may change.

On the other hand, if you purchase SecurePay too early, you may pay the SecurePay Fee for a longer period than is necessary. Additionally, beginning on the Rider Effective Date, you must comply with our Allocation Guidelines and Restrictions (See "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits"), partial surrenders will proportionally reduce the Benefit Base (and therefore the value of SecurePay Withdrawals), and only Purchase Payments made during the first two years following the Rider Effective Date will be included in the Benefit Base.

Please consult your sales representative to discuss the appropriate time for you to purchase the SecurePay rider.

Allocation Guidelines and Restrictions

In order to maintain the SecurePay rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the SecurePay rider. Please see "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits."

Beginning Your SecurePay Withdrawals

You must submit a completed SecurePay Benefit Election Form to our administrative office to establish the Benefit Election Date and begin taking SecurePay Withdrawals under the rider.

•  Even though the SecurePay rider is in effect as of the Rider Effective Date and we begin the SecurePay Fee deductions on that date, any partial surrenders made before we receive your SecurePay Benefit Election Form will not qualify as SecurePay Withdrawals.

You should carefully consider when to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

•  The Benefit Election Date may not be earlier than the date the Covered Person (or the younger Covered Person if a Joint Life Coverage option is selected) reaches age 59 1/2 or older.

•  All Contract withdrawals taken on or after the Benefit Election Date are considered either SecurePay Withdrawals or Excess Withdrawals and are subject to the Annual Withdrawal Amount.

•  You may not make any additional Purchase Payments on or after the Benefit Election Date. In most cases, if the Company receives a Purchase Payment on or after the Benefit Election Date, the Company will return it to the address on file. If the amount of the Purchase Payment would be sufficient to purchase another Contract, however, you will be given the option of purchasing a new Contract.

•  You may limit the value of the benefit if you begin taking SecurePay Withdrawals too soon. For example, SecurePay Withdrawals reduce your Contract Value (but not the Benefit Base) and may limit the potential for increasing the Benefit Base through higher Contract Values on Contract Anniversaries. Also, if your Benefit Election Date is within the two years of the Rider Effective Date, you will shorten the period of time during which you could increase your Benefit Base because you may not make additional Purchase Payments on or after the Benefit Election Date.

•  Conversely, if you delay establishing the Benefit Election Date, you may shorten the Benefit Period due to life expectancy, thereby limiting the time during which you may take SecurePay Withdrawals, so you may be paying for a benefit you are not using.

•  Selecting the SecurePay R72 Benefit may impact your decision of when to establish your Benefit Election Date. For more information, see "SecurePay R72 Benefit" below.

Please consult your sales representative regarding the appropriate time for you to establish the Benefit Election Date and begin taking SecurePay Withdrawals.

Important Considerations

•  All withdrawals, including SecurePay Withdrawals, reduce your Contract Value and death benefit. Surrender Charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59 1/2. See "Charges and Deductions, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Partial and Full Surrenders."

•  All withdrawals, including SecurePay Withdrawals, count towards the penalty-free withdrawal amount under the Contract. However, we do not assess the Surrender Charge on SecurePay Withdrawals, even when Surrender Charges would apply if the withdrawal was not a SecurePay Withdrawal. We do impose a Surrender Charge on Excess Withdrawals and Excess Withdrawals are subject to the minimum Contract Value limitation. See "Charges and Deductions, Surrender Charge", "Surrenders and Partial Surrenders, Partial Surrenders" and "Taxation of Partial and Full Surrenders."

  The SecurePay rider is designed for you to take SecurePay Withdrawals each Contract Year. SecurePay Withdrawals are aggregate withdrawals during any Contract Year on or after the Benefit Election Date that do not exceed the Annual Withdrawal Amount. Aggregate withdrawals during any Contract Year on or after the Benefit Election Date that exceed the Annual Withdrawal Amount are "Excess Withdrawals." You should not purchase the SecurePay rider if you intend to take Excess Withdrawals.

•  Excess Withdrawals could reduce your Benefit Base by substantially more than the actual amount of the withdrawal (described below).

•  Excess Withdrawals may result in a significantly lower AWA in the future.

•  Excess Withdrawals may significantly reduce or eliminate the value of the SecurePay benefit.

  If you would like to make an Excess Withdrawal and are uncertain how an Excess Withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the Excess Withdrawal.

Determining the Amount of Your SecurePay Withdrawals

The AWA is the maximum amount of SecurePay Withdrawals permitted each Contract Year. We determine your initial AWA as of the end of the Valuation Period during which we receive your completed SecurePay Benefit Election form at our administrative office in good order by multiplying your Benefit Base on that date by the applicable "Maximum Withdrawal Percentage."

(1)  Maximum Withdrawal Percentage for SecurePay Riders Purchased On or After May 1, 2010:

(a)  If you do not select the SecurePay R72 Benefit, then where there is a single Covered Person, the Maximum Withdrawal Percentage under the SecurePay rider is 5.0% and where two spouses are Covered Persons, the Maximum Withdrawal Percentage is 4.5%.

(b)  If you select the SecurePay R72 Benefit, then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:

	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	One Covered Person	Two Covered Spouses
59 1/2 through 64	4.5%	4.0%
65 through 74	5.0%	4.5%
75 and older	6.0%	5.5%

(2)  Maximum Withdrawal Percentage for SecurePay Riders Purchased On or After May 1, 2009 and Before May 1, 2010:

(a)  If you do not select the SecurePay R72 Benefit, then where there is a single Covered Person, the Maximum Withdrawal Percentage under the SecurePay rider is 5.0% and where two spouses are Covered Persons, the Maximum Withdrawal Percentage is 4.5%.

(b)  If you select the SecurePay R72 Benefit, then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:

	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	One Covered Person	Two Covered Spouses
59 1/2 through 74	5.0%	4.5%
75 and older	6.0%	5.5%

(3)  Maximum Withdrawal Percentage for SecurePay Riders Purchased Before May 1, 2009:

(a)  If you purchased a SecurePay rider either by itself or with the SecurePay GMAB (without the SecurePay R72 Benefit), then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:

	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	If Benefit Election Date is Less Than 10 Years after Rider Effective Date	If Benefit Election Date is 10 Years or More after Rider Effective Date
59 1/2 through 69 (SecurePay for two spouses)	4.5%	5.5%
59 1/2 through 69 (SecurePay for one person)	5.0%	6.0%
70 and older (SecurePay for two spouses)	5.5%	6.5%
70 and older (SecurePay for one person)	6.0%	7.0%

For example: assume the Owner/Covered Person was age 65 on the Rider Effective Date, 5 years passed between the Rider Effective Date and the Benefit Election Date, and the Benefit Base was $100,000. Because the Covered Person is now 70 years old, the Maximum Withdrawal Percentage would be 6.0%, and the AWA would equal $6,000 ($100,000 x .06). If on the Benefit Election Date the same Owner wants SecurePay Withdrawals based upon himself and his 64 year-old spouse, then the Maximum Withdrawal Percentage would be 4.5% and the AWA would equal $4,500 ($100,000 x .045) because there are two Covered Persons and the younger of the two is less than 70 years old on the Benefit Election Date.

Note: If you delay the Benefit Election Date by 10 or more years following the Rider Effective Date, then you will be permitted to withdraw a greater amount each year once you begin taking SecurePay Withdrawals. This may be a factor for you to consider when deciding when to establish the Benefit Election Date and begin taking SecurePay Withdrawals. Please see Beginning Your SecurePay Withdrawals for other factors to consider when making this decision.

(b)  If you purchased a SecurePay rider with the SecurePay R72 Benefit (either with or without the SecurePay GMAB), then we will apply a Maximum Withdrawal Percentage based on the age bands set forth in the following chart:

	Maximum Withdrawal Percentage
Age of (Younger) Covered Person(s) on Benefit Election Date	One Covered Person	Two Covered Spouses
59 1/2 through 74	5.0%	4.5%
75 and older	6.0%	5.5%

Note: This means that if you selected the SecurePay R72 Benefit, then we will not increase your Maximum Withdrawal Percentage by 1%, even if 10 or more years elapse between the Benefit Election Date and the Rider Effective Date.

SecurePay ME®: Increased AWA for Certain Medical Conditions

If you have certain medical conditions, and you have held your Contract for two years or more, you may qualify for an increase in your AWA at the time you establish your Benefit Election Date. You may not apply for an increased AWA after the Benefit Election Date.

Note: The two-year waiting period for the SecurePay ME® benefit begins on the Contract's Effective Date (not necessarily when you select the SecurePay rider). A new waiting period begins if ownership of the Contract changes.

At present, the maximum age at which you may apply for a medical evaluation of your benefit under your SecurePay rider and request the SecurePay ME benefit is age 75. We reserve the right to change this maximum age, so that in the future the maximum age for medical evaluation may increase or decrease. We determine the maximum age based on a variety of factors including current life expectancies, developments in medical treatment and technology, and the costs to us of providing the SecurePay ME benefit, as well as the costs of the various death benefits we make available under the Contract.

After receiving your application for the SecurePay ME benefit, we will determine, in our sole discretion, whether a medical condition will qualify for an increased benefit under the SecurePay ME benefit and, if so, the amount of the increase. In general, in order to qualify for an increased AWA, the medical condition must be one which significantly reduces life expectancy. Our evaluation of life expectancy will be based on a review of the medical records made available to us and our assessment of the specific characteristics and severity of an impairment or impairments, including, but not limited to, our judgment as to your individual medical condition and the likelihood of improved medical treatment for that condition. Based upon this evaluation, we will assign a life expectancy or "table" rating in accordance with the guidance provided in standard industry underwriting manuals and written company guidelines specific to assessing longevity in the context of annuity payments, rather than life insurance underwriting. The table rating will correspond to an estimated decrease in life expectancy compared to other persons of the same age and gender without significant medical impairments. Because of their complexity or severity, or both, certain impairments or combinations of impairments will require the expertise and knowledge of our Medical Director, who will assist us in determining the appropriate life expectancy table rating. As part of this process, the Medical Director will review the medical records in light of our underwriting manual/guidelines and pertinent medical literature.

After a table rating has been assigned, it will be used to determine whether, and the extent to which, we will increase the AWA. Table ratings currently range from 1 to 16. The higher the table rating, the greater the estimated decrease in longevity. In order to qualify for an increased AWA, the estimated decrease in longevity currently must be greater than or equal to 25%. The table rating required to hit this threshold will vary depending on your age and sex. We also will take into account our experience and expectations regarding the mortality of the entire pool of Covered Persons under all SecurePay riders, as well as the investment performance of the required allocations under our Allocation Guidelines and Restrictions and our expectations regarding the securities markets in general. The factors upon which we base our decision, the weight we give to each factor and the table rating requirements may change periodically. From time to time, we will publish examples of conditions that would typically qualify for an increase in your AWA.

If we determine that an increase in your AWA is warranted, the Maximum Withdrawal Percentage that you receive will be from 0.25% to 2.00% higher than you would otherwise receive. The amount of any increase in the Maximum Withdrawal Percentage that we may make available will apply consistently to all similarly rated applicants. After the Benefit Election Date, the amount of your increase will not change. An increase in your AWA will not affect the amount of the SecurePay fee, although we may charge a processing fee to establish the SecurePay ME benefit, as described below.

Note: The SecurePay ME® benefit may not be available in all states. We reserve the right to discontinue this benefit at any time.

How to Apply for an Increased AWA. You may ask for a determination as to whether you (or in the case of Joint Life Coverage, you and/or your spouse) qualify for an increased AWA because of certain serious medical conditions if you have held your contract for two or more years and if you (or the younger of you and your spouse) are at least 59 1/2 years old.

If you believe you may qualify for an increased AWA, you should provide Written Notice to us in order to begin the process. Among other things, you must complete a SecurePay ME® questionnaire and authorize us to obtain copies of your medical records and a statement from your attending physician as well as certain other personal information.

If we determine that you do not qualify for the increased AWA, you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

Note: You may not apply for an increased AWA after the Benefit Election Date.

In the case of a Contract with two Owners who are spouses, a request may be made for a determination regarding an increased AWA for Single Coverage for the older of the spouses or for Joint Coverage for both spouses. If you request Joint Coverage, we will require a medical evaluation of both spouses and we will advise you of our determination with respect to Single and Joint Coverage. Although the base AWA available under the SecurePay rider for Joint Coverage with the SecurePay R72 Benefit is based upon the younger of the two spouses, the determination as to the amount of the increase available for Joint Coverage, if any, will be the smaller increase attributable to each Covered Person. The increased AWA will continue for the lives of both spouses.

Note: Although Single Coverage may provide a higher AWA than Joint Coverage, you should consider that Single Coverage terminates upon the death of the Covered Person following the Benefit Election Date.

We will assess a charge for evaluating your request for an increased AWA only if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay Withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay Withdrawals at the increased AWA.

The current fee is $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form.

Electing to Begin Your SecurePay Withdrawals after a Determination that You are Eligible for an Increased AWA. We must receive your Benefit Election Form at our administrative office within 6 months after the date we notify you that you are eligible for the increased AWA. If we do not receive this form within this time period, we will not increase your AWA, but you may request a subsequent determination of qualification if one year or more has passed since the previous determination of qualification.

Selecting Your Coverage Option

If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate on the SecurePay Benefit Election Form whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Maximum Withdrawal Percentage and whether the SecurePay Withdrawals will continue for the life of the surviving spouse. The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A

	Single Life Coverage	Joint Life Coverage
Single Owner/Spouse Beneficiary
Covered Person is the Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of Covered Person following the Benefit Election Date, the surviving spouse may exercise the RightTime® option if he or she continues the Contract under the spousal continuation provisions and if the rider is still available. We will waive the 5-year waiting period.
Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date. If SecurePay R72 Benefit is selected, Maximum Withdrawal Percentage is based on the younger Covered Person. If the surviving spouse continues the Contract, SecurePay Withdrawals will continue without change unless declined.

Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. SecurePay rider expires upon death of Covered Person following the Benefit Election Date.	N/A

Joint Owner/ Spouse 2nd Owner
Covered Person is older Owner.
SecurePay rider expires upon death of Covered Person following the Benefit Election Date. Upon death of older Owner, the surviving spouse may exercise the RightTime® option if he or she continues the Contract under the spousal continuation provisions and if the rider is still available. We will waive the 5-year waiting period.
Both are Covered Persons. SecurePay rider expires upon death of last surviving Covered Person following the Benefit Election Date. If SecurePay R72 Benefit is selected, Maximum Withdrawal Percentage is based on the younger Covered Person. If the surviving spouse continues the Contract, SecurePay Withdrawals will continue without change unless declined.

Note: A change of Covered Persons after the Benefit Election Date will cause the SecurePay rider to terminate and any scheduled SecurePay Withdrawals to cease. The Owner(s) may purchase a new SecurePay rider under the RightTime® option without the normal five-year waiting period. See "Purchasing a New SecurePay rider after Termination of the Prior SecurePay Rider."

Changing Beneficiaries — Single Owner with Joint Life Coverage

After selecting Joint Life Coverage, a single Owner may decide to remove a spouse Beneficiary or add additional Primary Beneficiaries. This would constitute a change of Covered Persons after the Benefit Election Date, and upon notification of the change, we will terminate the SecurePay rider. In addition, whether a spouse continues the Contract could affect the rights and benefits under the SecurePay rider and could have tax consequences. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

Similarly, if an Owner adds a spouse as a sole Primary Beneficiary after selecting Single Life Coverage and wants to convert to Joint Life Coverage, the Owner may terminate the SecurePay rider provided it has been 10 years or more since the Rider Effective Date and exercise the RightTime® option (if we are still offering SecurePay) to purchase a new SecurePay rider. See "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

Calculating the Benefit Base Before the Benefit Election Date

The Benefit Base is used to calculate the AWA and determine the SecurePay Fee. As the Benefit Base increases, the AWA and the amount of the SecurePay Fee increase. Your Benefit Base can never be more than $5 million.

Note: The Benefit Base is only used to calculate the AWA and the SecurePay Fee; it is not a cash value, surrender value, or death benefit, it is not available to Owners, it is not a minimum return for any Sub-Account, and it is not a guarantee of any Contract Value.

On the Rider Effective Date, we will determine your initial Benefit Base. If you purchase the SecurePay rider when you purchase the Contract, the Benefit Base is initially equal to your initial Purchase Payment. If you purchase the SecurePay rider after the Contract has been issued by exercising the RightTime® option, the Benefit Base is initially equal to the Contract Value as of the Rider Effective Date.

Thereafter, we increase the Benefit Base dollar-for-dollar for each Purchase Payment made within 2 years of the Rider Effective Date. We reduce the Benefit Base for each partial surrender from the Contract prior to the Benefit Period in the same proportion that each partial surrender reduces the Contract Value as of the date we process the partial surrender request.

Example: Assume your Benefit Base is $100,000, but because of poor Sub-Account performance your Contract Value has fallen to $90,000. If you make a $9,000 partial surrender, thereby reducing your Contract Value by 10% to $81,000, we would reduce your Benefit Base also by 10%, or $10,000, to $90,000.

On each Contract Anniversary following the Rider Effective Date, we also will increase the Benefit Base to equal the "SecurePay Anniversary Value," if that value is higher than the Benefit Base. On each Contract Anniversary, the "SecurePay Anniversary Value" is equal to your Contract Value on that Contract Anniversary minus any Purchase Payments made two or more years after your Rider Effective Date. If we receive a partial surrender request on a Contract Anniversary, we will deduct the partial surrender from Contract Value before calculating the SecurePay Anniversary Value.

On each Contract Anniversary, we may also increase the Benefit Base if you have selected the SecurePay rider with the SecurePay R72 Benefit (as described below).

SecurePay R72 Benefit

You may purchase the SecurePay R72 Benefit under the SecurePay rider for an increased SecurePay Fee, provided that the youngest Owner (or, in the case of a Qualified Contract, or a non-natural owner, the Annuitant) is age 55 or older. This benefit is designed to provide for potential increases in your Benefit Base of up to 7.2% each Contract Anniversary during a specified period ("Roll-up Period"), even if your Contract Value has not increased.

For riders issued on or after May 1, 2009, your Contract Value must be at least 50% (i.e., half) of your Benefit Base to be eligible for an increase in Benefit Base equal to the "roll-up" amount (described below) on any Contract Anniversary during the Roll-up Period. (For hypothetical examples of the SecurePay rider issued before May 1, 2009, please see Appendix G and H in this prospectus.) For example, if on a Contract Anniversary your Contract Value is $65,000 and the most recently calculated Benefit Base prior to that anniversary is $150,000, you will not be eligible for an increase on that anniversary equal to the "roll-up" amount because your Contract Value ($65,000) is less than 50% of your Benefit Base ($150,000 x 0.5 = $75,000).

Under the SecurePay R72 Benefit, we will recalculate your Benefit Base on each Contract Anniversary during a specified period (the "Roll-up Period") to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary;

(2)  the SecurePay Anniversary Value on that Contract Anniversary (as described above); or

(3)  the SecurePay Roll-up Value, which is equal to:

(a)    the most recently calculated Benefit Base prior to that Contract Anniversary; plus

(b)    the "roll-up" amount, which is equal to:

    i)  for riders issued on or after May 1, 2009:

•  if your Contract Value on that Contract Anniversary is at least 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to 7.2% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for partial surrenders made since that anniversary. This means that we will reduce the "roll-up" amount for each partial surrender made since the previous Contract Anniversary in the same proportion that each partial surrender reduced the Contract Value as of the date we processed the partial surrender request.

  If you purchase the rider when you purchase your Contract (not under RightTime) We will include Purchase Payments made within the first 120 days following the Contract Effective Date when calculating the roll-up amount on the first Contract Anniversary. For example, if your initial Purchase Payment on the Contract Effective Date is $50,000 and we receive an additional $100,000 Purchase Payment 90 days later, then assuming you do not take any partial surrenders during the first Contract Year, the roll-up amount on the first Contract Anniversary will be $10,800 (($50,000 + $100,000) x 7.2%).

•  if your Contract Value on that Contract Anniversary is less than 50% (i.e., half) of the most recently calculated Benefit Base prior to that Contract Anniversary, then the roll-up amount is equal to $0.

    ii)  for riders issued prior to May 1, 2009: 7.2% of the Benefit Base on the previous Contract Anniversary, reduced proportionately for partial surrenders made since that anniversary. This means that we will reduce the "roll-up" amount for each partial surrender made since the previous Contract Anniversary in the same proportion that each partial surrender reduced the Contract Value as of the date we processed the partial surrender request.

Note: If the SecurePay Anniversary Value is consistently higher than the SecurePay Roll-up Value (because your Contract Value is generally increasing by more than 7.2% each Contract Year), the SecurePay Roll-up Value may never be used to increase your Benefit Base.

When we calculate the SecurePay Roll-up Value on the first Contract Anniversary following the Rider Effective Date, we will apply the 7.2% (if applicable) to the Benefit Base on the Rider Effective Date to determine the "roll-up" amount, and then reduce the "roll-up" amount proportionately for partial surrenders made since the Rider Effective Date. We will then add the reduced "roll-up" amount to the most recently calculated Benefit Base prior to the first Contract Anniversary to determine the SecurePay Roll-up Value. The Benefit Base can never be greater than $5 million.

Example: Assume on the Rider Effective Date your Benefit Base is $100,000. Three months later, assume your Contract Value is $103,000 and you take a partial surrender of $10,300, reducing your current Contract Value to $92,700, which results in a decrease of 10% (($103,000 – $92,700)/$103,000). Because of the partial surrender, we will reduce your Benefit Base by 10% as well, to $90,000. Also assume that one month later your Contract Value increased from $92,700 to $94,000 due to favorable market performance and you do not make any additional Purchase Payments or partial surrenders.

On the first Contract Anniversary, we will determine the SecurePay Roll-up Value by adding the most recently calculated Benefit Base ($90,000) to 7.2% of the Benefit Base on the previous Contract Anniversary (the Rider Effective Date), increased by any Purchase Payments made within 120 days of the Contract Effective Date and reduced proportionately for partial surrenders made since that anniversary. The Benefit Base on the Rider Effective Date was $100,000, and 7.2% of $100,000 = $7,200. However, because a partial surrender was made during the year, we will reduce this "roll-up" amount in the same proportion that the partial surrender reduced the Contract Value, which was 10%. Because 10% of the "roll-up" amount is $720, the reduced "roll-up" amount is $6,480 ($7,200 – $720). We then calculate the SecurePay Roll-up Value by adding the "roll-up" amount of $6,480 to $90,000 (the most recently calculated Benefit Base), and determine that the SecurePay Roll-up Value is $96,480.

We will then recalculate your Benefit Base on the first Contract Anniversary to equal the greatest of:

(1)  the Benefit Base on that Contract Anniversary ($90,000);

(2)  the SecurePay Anniversary Value on that Contract Anniversary ($94,000); or

(3)  the SecurePay Roll-up Value ($96,480)

We will set your Benefit Base equal to $96,480 because the SecurePay Roll-up Value is greater than the Benefit Base on that Contract Anniversary and the SecurePay Anniversary Value on that Contract Anniversary.

Note: Partial surrenders could reduce your SecurePay Roll-up Value by substantially more than the actual amount of the partial surrender. For example, assume your Benefit Base at the beginning of the Contract Year is $100,000. Assuming that you do not make any additional Purchase Payments or partial surrenders and assuming your Contract Value remains at 50% or more of your Benefit Base, the SecurePay Roll-up Value on the next Contract Anniversary would be $107,200 ($100,000 + $7,200 (the 7.2% "roll-up" amount)).

Assume instead, however, that during the Contract Year you make a partial surrender of $45,000 and your Contract Value at that time is $90,000 (i.e., the partial surrender is 50% of your Contract Value). Both the Benefit Base and the "roll-up" amount are also reduced by 50%, to $50,000 and $3,600, respectively. This would result in a SecurePay Roll-up Value of $53,600 on the next Contract Anniversary ($50,000 + $3,600), rather than $107,200. Thus, the $45,000 partial surrender would reduce the SecurePay Roll-up Value by more than $45,000 — it would reduce it by $53,600 ($107,200 – $53,600).

The Roll-up Period begins on the Rider Effective Date and generally lasts for ten Contract Anniversaries.

•  If your rider was issued on or after May 1, 2009, the Roll-up Period will end on the next Valuation Day following the 10th Contract Anniversary on which we increase your Benefit Base to equal either the SecurePay Anniversary Value or the SecurePay Roll-up Value. This means that when determining the 10 Contract Anniversaries that make up your Roll-up Period, we will not count Contract Anniversaries on which your Benefit Base does not increase.

•  If your rider was issued prior to May 1, 2009, the Roll-up Period will end on the next Valuation Day following the 10th Contract Anniversary that occurs on the later of: (a) the Rider Effective Date; or (b) the most recent date that we reset the Roll-up Period (described below).

However, your Roll-up Period will end sooner — on either the Benefit Election Date or the date the SecurePay rider terminates (see "Terminating the SecurePay Rider") — if either of these events occur while your Roll-up Period is in effect.

If the Roll-up Period ends, the SecurePay R72 Benefit may not terminate. The SecurePay R72 Benefit will only end upon termination of the SecurePay rider. We will continue to assess the increased SecurePay Fee until the SecurePay rider terminates. Also, we will only include the SecurePay Roll-up Value when calculating your Benefit Base while the Roll-up Period is in effect.

Note: This means that if the Roll-up Period ends because you have established the Benefit Election Date, we will still continue to assess the increased SecurePay Fee until termination of the SecurePay Rider. We also will assess the increased SecurePay Fee during times when the Roll-up Period has expired.

Note: Once you establish your Benefit Election Date, you will no longer receive any additional value from the SecurePay R72 Benefit. On the other hand, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See "Beginning Your SecurePay Withdrawals." You should carefully weigh the advantages of the SecurePay R72 Benefit with the disadvantages of delaying taking SecurePay Withdrawals.

Special Note For Riders Purchased Before May 1, 2009: If you purchased your SecurePay rider before May 1, 2009, then if at any time before the Benefit Election Date we increase the Benefit Base to equal the

SecurePay Anniversary Value, we will reset the Roll-up Period. This is true even if the previous Roll-up Period has expired. We will reset the Roll-up Period for an additional ten years, although any reset will end on the Benefit Election Date (or upon termination of the SecurePay Rider). (For hypothetical examples of the SecurePay rider issued before May 1, 2009, please see Appendix G and H in this prospectus.)

Example: Assume you purchase a Contract on December 1, 2008. If you do not establish the Benefit Election Date during the next 10 years, the Roll-up Period would expire on December 1, 2018. If, however, at any time during the Roll-up Period we increase the Benefit Base to equal the SecurePay Anniversary Value, the Roll-up Period will be reset. In this example, if the Roll-up Period is reset on December 1, 2012, the new Roll-up Period would expire on December 1, 2022. Similarly, if you have still not established the Benefit Election Date and the Benefit Base is again increased to equal the SecurePay Anniversary Value on December 1, 2025, we would once again reset the Roll-up Period to begin on December 1, 2025 and expire on December 1, 2035.

In this example, because there is no Roll-up Period between December 1, 2022 and December 1, 2025, we would not include the SecurePay Roll-up Value in the calculation of the Benefit Base during this time.

Calculating the Benefit Base On or After the Benefit Election Date

We continue calculating the Benefit Base after the Benefit Election Date in the same manner as we did prior to the Benefit Election Date, except withdrawals are treated differently. The effect of a withdrawal on the Benefit Base depends on whether the withdrawal is a SecurePay Withdrawal or an Excess Withdrawal. An Excess Withdrawal is any withdrawal after the Benefit Election Date which, when aggregated with all prior withdrawals during that Contract Year, exceeds the Contract Year's Annual Withdrawal Amount.

If you have selected the SecurePay R72 Benefit, we will not calculate the SecurePay Roll-up Value on or after the Benefit Election Date.

SecurePay Withdrawals

SecurePay Withdrawals do not reduce the Benefit Base. Therefore, if all your withdrawals during the Benefit Period are SecurePay Withdrawals, your Annual Withdrawal Amount will never decrease and you may continue to withdraw at least that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

If your Benefit Base increases on a Contract Anniversary because the SecurePay Anniversary Value exceeds the Benefit Base on that date, your Annual Withdrawal Amount and therefore SecurePay Withdrawals available to you in subsequent Contract Years will also increase.

Important Consideration

•  SecurePay Withdrawals are not cumulative. If you choose to receive only a part of, or none of, your AWA in any given Contract Year, you should understand that you cannot carry over any unused SecurePay Withdrawals to any future Contract Years.

  For example, assume your Maximum Withdrawal Percentage is 5% and your Benefit Base is $100,000, which means your AWA is $5,000 ($100,000 x .05). If you withdraw only $4,000 during the Contract Year, the AWA will not increase the next Contract Year by the $1,000 you did not withdraw.

We do not impose a Surrender Charge on any SecurePay Withdrawals.

Excess Withdrawals

During the Benefit Period any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Annual Withdrawal Amount constitutes an Excess Withdrawal. Therefore, a withdrawal during the Benefit Period that causes the aggregate withdrawals for that Contract Year to exceed the Annual Withdrawal Amount may include amounts that qualify as a SecurePay Withdrawal as well as amounts that are Excess Withdrawals.

An Excess Withdrawal will reduce the Benefit Base. The effect of the Excess Withdrawal on the Benefit Base depends, in part, on the relationship of the Benefit Base to the Contract Value at that time.

(a)  If, at the time of the Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is greater than the Benefit Base, we will reduce the Benefit Base by the amount of the Excess Withdrawal plus any applicable Surrender Charge.

(b)  If, at the time of Excess Withdrawal, your Contract Value minus the non-excess portion of the withdrawal (the portion of the withdrawal that qualifies as a SecurePay Withdrawal) is less than or equal to the Benefit Base, we will reduce the Benefit Base in the same proportion that the Excess Withdrawal, plus any applicable Surrender Charge, bears to the Contract Value minus the SecurePay Withdrawal.

For example, suppose your Benefit Base is $100,000, your Contract Value is $110,000, your Maximum Withdrawal Percentage is 5% (i.e., your AWA is $5,000), and no Surrender Charges apply. If you have already taken $3,000 of SecurePay Withdrawals in the Contract Year and then request another $3,000 SecurePay Withdrawal (which means you have exceeded your AWA by $1,000), we will consider $2,000 of that withdrawal to be SecurePay and $1,000 to be Excess. In this case, rule (a) above applies because the Contract Value less the SecurePay Withdrawal ($110,000 – $2,000 = $108,000) is greater than your Benefit Base ($100,000). We will therefore reduce your Benefit Base by the Excess Withdrawal and your new Benefit Base will be $99,000 ($100,000 – $1,000).

However, if your Contract Value is $70,000 then rule (b) applies. We determine the reduction in your Benefit Base first by determining the proportion that the Excess Withdrawal bears to the Contract Value less SecurePay Withdrawal. We calculate this by dividing the $1,000 Excess Withdrawal by the Contract Value less the $2,000 SecurePay Withdrawal ($1,000 ÷ ($70,000 – $2,000)) = 1.4706%). We will then apply this same percentage to reduce your Benefit Base. Thus your new Benefit Base will be equal to $98,529 ($100,000 – ($100,000 x 0.014706)).

The examples above do not include the effect of any surrender charges that may be applicable.

We will recalculate the Annual Withdrawal Amount on the next Contract Anniversary by multiplying the Benefit Base on that date by the Maximum Withdrawal Percentage. We also will apply a Surrender Charge to the Excess Withdrawal, if a Surrender Charge would otherwise be applicable.

Reduction of Contract Value to Zero

If the Contract Value is reduced to zero due to the deduction of fees or a SecurePay Withdrawal, the Contract will terminate and we will settle the benefit under your SecurePay rider as follows:

•  We will pay the remaining AWA not yet withdrawn in the current Contract Year, if any, in a lump sum;

•  we will establish an Annuity Commencement Date no earlier than the Contract Anniversary following the date of the transaction that reduced the Contract Value to zero; and

•  we will pay a monthly payment equal to the AWA divided by 12 until the death of the Owner, or if the rider covers two spouses, the death of the second spouse.

Please note that we may accept different payment intervals. If you request a full surrender and your Contract Value at the time of the request is less than your remaining AWA for that Contract Year, first, we will pay you a lump sum equal to such remaining AWA. We will then establish an Annuity Commencement Date, as described immediately above. As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive before the Annuity Commencement Date is established as described above and that are in the form of SecurePay Withdrawals as partial surrenders. We intend to treat any amounts that you receive after the Annuity Commencement Date is established as described above and that are a settlement of the benefit under your SecurePay rider as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the SecurePay rider. You will not be entitled to receive any further benefits under the SecurePay rider.

Required Minimum Distributions

If SecurePay is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The SecurePay rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "QUALIFIED RETIREMENT PLANS."

After the Benefit Election Date, we permit withdrawals from a Qualified Contract that exceed the AWA in order to satisfy the RMD for the Qualified Contract without compromising the SecurePay guarantees. In particular, if you provide us with written notice of an RMD at the time you request a SecurePay Withdrawal from your Qualified Contract, we will compute an amount that is treated under the SecurePay rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the SecurePay rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a SecurePay Withdrawal, the entire amount by which the withdrawal exceeds any remaining AWA for the Contract Year will reduce the amount of your future AWA and could reduce your Benefit Base.

In the future, we may institute certain procedures, including requiring that RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the AWA for the corresponding Contract Year.

In general, under the SecurePay rider, you may withdraw the greater of (i) your AWA for a contract year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your contract year.

Note: If you submit your Benefit Election Form before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum SecurePay withdrawal for the contract year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the SecurePay Benefit will be the greater of your first RMD or AWA plus the greater of your second RMD or AWA minus your actual withdrawals in the previous contract year. Thereafter, the maximum allowed is the greater of the AWA or the RMD determined as of the preceding December 31st.

Benefit Available on Maximum Annuity Commencement Date (oldest Owner's or Annuitant's 95th birthday)

You must annuitize the Contract no later than the oldest Owner's or Annuitant's 95th birthday ("Maximum Annuity Commencement Date"). The SecurePay rider will terminate on the Annuity Commencement Date, whether or not you have begun your SecurePay Withdrawals.

If your SecurePay rider is in effect on the Maximum Annuity Commencement Date, in addition to the other Annuity Options available to you under your Contract, one of your Annuity Options will be to receive monthly annuity payments equal to the AWA divided by 12 for the life of the Covered Person (or the last surviving Covered Person if Joint Life Coverage was selected). If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the AWA divided by 12 or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Commencement Date. For more information regarding Annuity Options, including Certain Period options, see ANNUITY PAYMENTS, Annuity Options.

SecurePay Fee

We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day. The SecurePay Fee is deducted from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA. Accordingly, you must have transferred some assets from your DCA account to Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged.

The SecurePay Fee will vary depending on when you purchase the rider and whether or not you have selected an optional SecurePay feature.

SecurePay rider issued on or after May 1, 2010:
	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.50%
Purchase of SecurePay rider under RightTime® option	0.95%	0.60%
Purchase of SecurePay rider with SecurePay R72 Benefit at time of Contract Purchase	1.40%	0.95%
Purchase of SecurePay rider with SecurePay R72 Benefit under RightTime® option	1.60%	1.05%
SecurePay riders issued on or after May 1, 2009 and before May 1, 2010:
	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.50%
Purchase of SecurePay rider under RightTime® option	0.95%	0.60%
Purchase of SecurePay rider with SecurePay R72 Benefit at time of Contract Purchase	1.40%	0.90%
Purchase of SecurePay rider with SecurePay R72 Benefit under RightTime® option	1.60%	1.00%
SecurePay riders issued before May 1, 2009:
	Maximum	Current*
SecurePay rider	0.95%	0.70%
SecurePay rider with SecurePay R72 Benefit	1.40%	0.90%
SecurePay rider with SecurePay GMAB	1.30%	0.85%
SecurePay rider with SecurePay R72 Benefit and SecurePay GMAB	1.70%	1.05%

*  The current SecurePay Fee may be lower for certain Owners who elected not to pay an increase in the fee that became effective on February 16, 2009.

We may increase the SecurePay fee. However, we will not increase the SecurePay Fee above the maximum amounts listed in the table above.

If we increase the SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. If you purchased the SecurePay R72 Benefit, we also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. See "SecurePay R72 Benefit."

If you purchased a SecurePay rider before May 1, 2009 and you purchased the SecurePay GMAB, you also will not be permitted to "step-up" the GMAB Guaranteed Amount or repurchase the SecurePay GMAB following its termination if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional "step-ups" of the GMAB Guaranteed Amounts or repurchase the SecurePay GMAB following its termination. See Appendix F: The SecurePay GMAB (Not Available On or After May 1, 2009).

Terminating the SecurePay Rider

The SecurePay rider will terminate upon the earliest of:

•  termination of the SecurePay rider by the Owner (permitted after the SecurePay rider has been in effect for at least ten years);

•  full surrender or termination of the Contract;

•  changing your designation of a Covered Person or Persons on or after the Benefit Election Date;

•  the Annuity Commencement Date;

•  noncompliance with the Allocation Guidelines and Restrictions.

Deduction of the monthly fee for the SecurePay rider ceases upon termination. If purchased, the SecurePay R72 Benefit will terminate on the date the SecurePay rider terminates (if not sooner). See "Secure Pay R72 Benefit".

Spousal Continuation

If the Benefit Election indicates Single Life Coverage and the SecurePay rider terminates due to the death of the Covered Person following the Benefit Election Date and the surviving spouse elects to continue the Contract and become the new Owner, the surviving spouse may also exercise the RightTime® option immediately (if it is available at that time) and purchase a new SecurePay rider. We will waive the 5-year waiting period. The surviving spouse's benefit under the SecurePay rider will be subject to the terms and conditions of the rider in effect at that time. See "Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider."

If the SecurePay Benefit Election indicates Joint Life Coverage (see "Selecting Your Coverage Option"), and the surviving spouse elects to continue the Contract and the SecurePay rider, the Annual Withdrawal Amount remains the same until the next Contract Anniversary. On the next Contract Anniversary, the Benefit Base will be the greater of the Contract Value (which will reflect the Death Benefit) or the current Benefit Base and we will recalculate the Annual Withdrawal Amount, if necessary, using the Maximum Withdrawal Percentage.

Reinstating the SecurePay Rider Within 30 Days of Termination

If your SecurePay rider terminated due to a Prohibited Allocation instruction (See "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits") and you made no additional Purchase Payment after the termination, you may request that we reinstate the rider.

Your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value in accordance with our Allocation Guidelines and Restrictions and/or resume portfolio rebalancing. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same SecurePay Rider Effective Date, Benefit Base, AWA, SecurePay Fee and, if applicable, Maximum Withdrawal Percentage, as it had prior to termination. In addition, if you purchased the SecurePay R72 Benefit, we also will reinstate your SecurePay R72 Benefit. (And, if you purchased a SecurePay rider before May 1, 2009 and you selected the SecurePay GMAB, we also will reinstate your SecurePay GMAB.)

Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider

If your SecurePay rider has terminated, you may exercise the RightTime® option and purchase a new SecurePay rider before the Annuity Commencement Date if five years have passed since the termination of the prior SecurePay rider. We do not require a five-year waiting period, however, if your prior SecurePay rider terminated because of the death or change of a Covered Person during the Benefit Period.

If all the conditions to purchase a new SecurePay rider have been met, we will issue the rider upon our receipt of your written request to exercise the RightTime® option. The new rider will be subject to the terms and conditions of the SecurePay rider in effect at the time it is issued. This means:

•  The initial Benefit Base will be equal to the Contract Value as of the new Rider Effective Date.

•  We will impose the current SecurePay Fee in effect on the new Rider Effective Date.

If you have selected the SecurePay R72 Benefit with your new SecurePay rider, then when we calculate the AWA under the new SecurePay rider, we will base the Maximum Withdrawal Percentage on the age of the Owner (the younger Owner in the case of two Owners), as of the new rider's Benefit Election Date.

Please note you may only purchase a new SecurePay rider with the SecurePay R72 Benefit if this benefit was available on the date that you purchased the Contract.

Tax Consequences

Treatment of Civil Unions and Domestic Partners. The SecurePay rider's provisions relating to marital status are interpreted under applicable state law. For example, if the state law governing the SecurePay rider treats individuals who are in a bona fide civil union or a domestic partnership as married, or the parties to a valid same sex marriage as spouses, such treatment will be recognized under the rider. However, as described above in "Death Benefit Continuation of the Contract by a Surviving Spouse", DOMA is the controlling law when determining whether individuals are married (or are spouses) for federal tax purposes and when interpreting certain provisions of the Contract to which the SecurePay rider is attached. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of the SecurePay rider, but whose marriage is not recognized by DOMA, will be required to take distributions from the Contract in the manner applicable to non-spouse beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the SecurePay rider benefit.

In addition, the SecurePay rider allows the surviving spouse of a deceased owner who continues the underlying Contract and becomes the new owner to purchase a new rider if the benefit is being offered at that time. This right is only available to an individual who was the spouse of the deceased owner within the meaning of DOMA.

An individual who is treated as a spouse for state law purposes, but not for DOMA, should not purchase the SecurePay rider before consulting legal and financial advisors, and carefully evaluating whether the SecurePay rider is suitable for her or his needs.

Other Tax Matters. For a discussion of other tax consequences specific to the SecurePay benefit, please see TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Guaranteed Lifetime Withdrawal Benefits and QUALIFIED RETIREMENT PLANS, Guaranteed Lifetime Withdrawal Benefits.

PROTECTIVE INCOME MANAGER (patent pending) WITH RightTime® OPTION

The Protective Income Manager rider is not available with Contracts purchased before May 1, 2011.

In general, the Protective Income Manager rider guarantees the right to make withdrawals ("Protective Income Manager Withdrawals") each year even if your Contract Value is reduced to zero due to poor market performance. The Protective Income Manager rider is specifically designed for you to systematically withdraw essentially all of your Contract Value by the Maximum Annuity Commencement Date (which is the oldest Owner's or Annuitant's 95th birthday) in annual amounts that may vary from year to year, and provide fixed payments after that date for as long as any Covered Person lives.

Under the Protective Income Manager rider, the Owner or Owner(s) may designate certain persons as "Covered Persons" under the Contract. See "Selecting Your Coverage Option." These Covered Persons will be eligible to make Protective Income Manager Withdrawals each Contract Year up to a specified amount — during the life of the Covered Person(s). This amount is called the "Optimal Withdrawal Amount," and is calculated as a percentage of your Contract Value. Annual aggregate withdrawals that exceed the Optimal Withdrawal Amount may result in a reduction of rider benefits (and may even significantly reduce or eliminate such benefits) because we will recalculate the minimum guarantees associated with your Optimal Withdrawal Amount on the next Contract Anniversary. Protective Income Manager Withdrawals are guaranteed to be no lower than your initial Optimal Withdrawal Amount, even if your Contract Value falls to zero, if you do not take any withdrawals in excess of your Optimal Withdrawal Amount ("Excess Withdrawals").

You may purchase the Protective Income Manager rider when you purchase your Contract, or at a later date under our RightTime® option, provided the Covered Person (or both Covered Persons) are between ages 60 and 80 on the date the Protective Income Manager rider is issued (the "Rider Effective Date") and your Contract Value is at least $25,000 on that date if you purchase under the RightTime option.

The Protective Income Manager rider does not guarantee Contract Value or the performance of any investment option.

Important Considerations

•  If you purchase the Protective Income Manager rider, your options for allocating Purchase Payments and Contract Value are restricted. See "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits."

•  If you purchase the Protective Income Manager rider, your death benefit will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime® option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date. (See "Death of a Covered Person.")

•  Any change in a Covered Person other than a spousal continuation under a Joint Life Coverage option, will cause the rider to terminate without any refund of fees.

•  Excess Withdrawals will cause a "reset" of the floor on your Optimal Withdrawal Amount (which is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year) on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See "Determining Your Optimal Withdrawal Amount."

•  You will begin paying the Protective Income Manager fee as of the Rider Effective Date, even if you do not begin taking Protective Income Manager Withdrawals for many years.

•  You may not cancel the Protective Income Manager rider during the ten years following the Rider Effective Date.

•  We do not refund any Protective Income Manager fees if the rider terminates for any reason or if you choose not to take Protective Income Manager Withdrawals.

•  The automatic purchase payment plan and partial automatic withdrawal plan are not available if you purchase the Protective Income Manager rider. If you select the Protective Income Manager rider under our RightTime® Option, on the Rider Effective Date we will cancel any existing automatic purchase payment plan or partial automatic withdrawal plan that you have established.

•  The Protective Income Manager rider may not be available in all states, and we may otherwise limit its availability.

The ways to purchase the Protective Income Manager rider, conditions for continuation of the benefit, process for beginning Protective Income Manager Withdrawals, and the manner in which your Optimal Withdrawal Amount is calculated are discussed below.

You should not purchase the Protective Income Manager rider if:

•  you expect to take Excess Withdrawals because such Excess Withdrawals may significantly reduce or eliminate the value of the benefit (see "Excess Withdrawals");

•  you are primarily interested in maximizing the Contract's potential for long-term accumulation rather than systematically withdrawing all of your Contract Value by the oldest Owner's or Annuitant's 95th birthday (the "Maximum Annuity Commencement Date");

•  it is important for you to leave a death benefit for your heirs;

•  there is a significant age disparity between the two Covered Persons; or

•  you do not expect to take Protective Income Manager Withdrawals (especially before the age of 95).

Appendix I demonstrates the operation of the Protective Income Manager rider using hypothetical examples. You should review Appendix I and consult your sales representative to discuss whether the Protective Income Manager rider suits your needs.

Purchasing Protective Income Manager

You may purchase the Contract and the Protective Income Manager rider if your initial Purchase Payment is at least $25,000. If your initial Purchase Payment is funded, in whole or in part, by the exchange of another annuity contract or contracts, the aggregate value of your Purchase Payments within the first 120 days following the Contract Effective Date must be equal to or greater than $25,000. If the total of your Purchase Payments are less than $25,000 at the end of the Valuation Period on the 120th day following the Contract Effective Date, however, we will terminate Protective Income Manager and credit to your account all Protective Income Manager fees previously deducted from your Contract Value. In addition, if we terminate your Protective Income Manager, any withdrawals that you took under Protective Income Manager during the initial 120 day period will be treated as Contract withdrawals.

If the rider is still available for sale, you may instead exercise the RightTime® option to add it to your Contract any time before the Annuity Commencement Date so long as your Contract Value on the Rider Effective Date is at least $25,000 and you meet the age requirements. If you purchase the rider under the RightTime® option, the rider will be subject to the terms and conditions of the Protective Income Manager rider in effect at the time it is issued.

The Covered Person must be the Annuitant under the Contract. In addition, the Covered Person (or both Covered Persons) must be a living person between ages 60 and 80 on the Rider Effective Date, and must be either an Owner of the Contract or the spouse of the sole Owner, if the spouse is the sole Primary Beneficiary. If any Owner is a corporation, partnership, company, trust, or other "non-natural person," the Annuitant must be the sole Covered Person.

Important Considerations

The timing of the Protective Income Manager rider purchase may have a significant impact on the minimum Optimal Withdrawal Amount guarantee under the rider:

•  For example, there are certain advantages to purchasing the Protective Income Manager rider early. Foremost, the rider is designed for you to receive income over the long term through periodic withdrawals. In addition, the amount you can withdraw each Contract Year under the rider will never drop below your initial Optimal Withdrawal Amount, which is calculated as a percentage of your Contract Value on the Rider Effective Date (so long as you do not take an Excess Withdrawal, which would result in a recalculation of your minimum Optimal Withdrawal Amount based on your current Contract Value). This means if you purchase the Protective Income Manager rider at issue, or early on under the RightTime® option, then you will "lock in" a minimum Optimal Withdrawal Amount that will not decrease even if there is a future downturn in Sub-Account performance.

•  On the other hand, if you wait to purchase the Protective Income Manager rider, you may be able to lock in a higher minimum Optimal Withdrawal Amount if Sub-Account performance has been favorable and your Contract Value has increased. In addition, the minimum Optimal Withdrawal Amount may be higher the closer you are to the Maximum Annuity Commencement Date when you elect the rider (assuming Sub-Account performance has not significantly decreased since the Contract Effective Date) as the rider is designed for you to withdraw a greater proportion of Contract Value over time.

•  You also should consider:

•  If you purchase the Protective Income Manager rider when you purchase the Contract, the annual Protective Income Manager fee is currently 0.10% lower than if you exercise the RightTime® option to purchase the Protective Income Manager rider after that date. The Protective Income Manager fee for new purchasers and the difference between the fee for the rider purchased at Contract issue and under the RightTime® option may change.

•  But, if you purchase the Protective Income Manager rider too early, you may pay the Protective Income Manager fee for a longer period than is necessary. Additionally, beginning on the Rider Effective Date, your death benefit will be the Return of Purchase Payments Death Benefit (the Maximum Anniversary Value Death Benefit will not be available) and you must comply with our Allocation Guidelines and Restrictions.

Please consult your sales representative to discuss the appropriate time for you to purchase the Protective Income Manager rider.

Selecting Your Coverage Option

If both Owners of the Contract are spouses, or if there is one Owner and a spouse who is the sole Primary Beneficiary, you must indicate at the time you purchase the rider whether there will be one or two Covered Persons. Please pay careful attention to this designation, as it will impact the Protective Income Manager Payment Factor and whether the Optimal Withdrawal Amount will continue to be available for the life of the surviving spouse. The various coverage options are illustrated in the following table:

	Single Life Coverage	Joint Life Coverage
Single Owner/Non-spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	N/A

Single Owner/Spouse Beneficiary	Covered Person is the Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.

Joint Owner/Non-spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon the death of the Covered Person.	N/A

Joint Owner/Spouse 2nd Owner	Covered Person is older Owner. Protective Income Manager rider expires upon death of Covered Person.	Both are Covered Persons. Protective Income Manager rider expires upon death of last surviving Covered Person.

Note:  A change of Covered Persons will cause the Protective Income Manager rider to terminate and any scheduled Protective Income Manager Withdrawals to cease. If you remove a Covered Person (which may occur, for example, if you remove a spouse Beneficiary or add additional Primary Beneficiaries or change the Annuitant), or if you add a Covered Person (which may occur, for example, if you add a spouse as a sole Primary Beneficiary), then this would constitute a change of Covered Persons. In addition, whether a spouse continues the Contract could affect the rights and benefits under the Protective Income Manager rider and could have tax consequences. (See "Tax Consequences — Treatment of Civil Unions and Domestic Partners.")

Allocation Guidelines and Restrictions

In order to maintain the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under the Protective Income Manager rider. Please see "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits."

Determining Your Optimal Withdrawal Amount

The Optimal Withdrawal Amount is the maximum amount that you may withdraw from your Contract Value each Contract Year without reducing or eliminating the benefits under the Protective Income Manager rider. We calculate your Optimal Withdrawal Amount each year by multiplying your Contract Value by the "Protective Income Manager Payment Factor." This factor, described in more detail below, is based on the number of years remaining until the Maximum Annuity Commencement Date and the age of the (younger) Covered Person.

Note: So long as you never take an Excess Withdrawal (described below), the amount you may withdraw from your Contract Value each year will never be less than your initial Optimal Withdrawal Amount.

1.  We determine your initial Optimal Withdrawal Amount as of the Rider Effective Date by multiplying the "Protective Income Manager Payment Factor" (described below) by your Contract Value on that date.

  For example, assume there is one Covered Person under the Protective Income Manager rider, a 75-year old who has made an initial Purchase Payment of $100,000. As provided in the Single Life Coverage table in Appendix J, the Protective Income Manager Payment Factor is 0.06661 (because she is 75, there are 20 years remaining until she reaches age 95, which is the Maximum Annuity Commencement Date). We determine the initial Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor by the Contract Value. Therefore, the initial Optimal Withdrawal Amount is $6,661 (0.06661 x $100,000).

  If you purchase the Protective Income Manager rider at the time you purchase the Contract, then we will recalculate your initial Optimal Withdrawal Amount on the 120th day following the Contract Effective Date to equal the Protective Income Manager Payment Factor as of the Contract Effective Date multiplied by the total aggregate Purchase Payments received, less any partial surrenders made, during the 120-day period (including your initial Purchase Payment). If the 120th day is not a Valuation Day, then we will make this calculation on the next Valuation Day. We will consider this to be your initial Optimal Withdrawal Amount for purposes of calculating future Optimal Withdrawal Amount amounts.

2.  We recalculate your Optimal Withdrawal Amount on each subsequent Contract Anniversary prior to the Annuity Commencement Date by multiplying the Protective Income Manager Payment Factor by your Contract Value on that anniversary.

  Your Optimal Withdrawal Amount for any Contract Year can not be more than 110% of your Optimal Withdrawal Amount for the prior Contract Year. In addition, unless you have taken an Excess Withdrawal (which would result in a Reset of the Optimal Withdrawal Amount, as described below), we guarantee that your Optimal Withdrawal Amount will always be at least the greater of:

  a.  90% of your Optimal Withdrawal Amount for the prior Contract Year; or

  b.  Your initial Optimal Withdrawal Amount.

  For example, assume that the Covered Person described above did not take an Excess Withdrawal during her first Contract Year, and that her Contract Value on the first Contract Anniversary is $95,684. We determine the Optimal Withdrawal Amount on each Contract Anniversary by multiplying the Protective Income Manager Payment Factor by the Contract Value on that anniversary, subject to the minimum and maximum limits described above. Therefore, we first calculate the Optimal Withdrawal

Amount as the Protective Income Manager Payment Factor at age 75 with 19 years remaining until the Maximum Annuity Commencement Date times the Contract Value, or $6,614 (0.06912 x $95,684). Because this amount is less than her initial Optimal Withdrawal Amount but not more than 110% of that amount, her Optimal Withdrawal Amount will remain at $6,661 for the second Contract Year.

Note: The Optimal Withdrawal Amount is not cumulative. If you choose to withdraw only a part of, or none of, your Optimal Withdrawal Amount in any given Contract Year, you should understand that you cannot carry over any unused Optimal Withdrawal Amount to any future Contract Years.

Increase in Protective Income Manager Fee.  If you elect not to pay an increase in your Protective Income Manager Fee, then we will "lock in" your current Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase due to an Excess Withdrawal. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase as the time remaining until the Maximum Annuity Commencement Date decreases. You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee. See "Protective Income Manager Fee."

The Protective Income Manager Payment Factor. We determine the Protective Income Manager Payment Factor based upon the number of years remaining until the Maximum Annuity Commencement Date and the age of the (younger) Covered Person on the Rider Effective Date. On each Contract Anniversary when we recalculate your Optimal Withdrawal Amount, we will use a new Protective Income Manager Payment Factor based upon the current number of years remaining until the Maximum Annuity Commencement Date; however, the Protective Income Manager Payment Factor will continue to be based on the age of the (younger) Covered Person on the Rider Effective Date unless there has been a Reset (discussed below). If you take no Excess Withdrawals, the Protective Income Manager Payment Factor increases as the length of time to the Maximum Annuity Commencement Date decreases. Because the Protective Income Manager is designed for you to withdraw a greater proportion of Contract Value over time, the Optimal Withdrawal Amount tends to increase over time (assuming Sub-Account performance has not significantly decreased since the Contract Effective Date). The Protective Income Manager Payment Factors are set forth in Appendix J for Single Life Coverage and Joint Life Coverage.

Reset of the Minimum Optimal Withdrawal Amount. If you take an Excess Withdrawal, the next Contract Anniversary will be a Reset Date. On that date we will Reset the "floor" for all future Optimal Withdrawal Amounts following the Reset Date. This floor is the lowest amount we guarantee your Optimal Withdrawal Amount will be each year, as follows:

Your Optimal Withdrawal Amount on each Contract Anniversary following the Reset Date will be the lesser of:

a.  Your initial Optimal Withdrawal Amount; or

b.  Your Optimal Withdrawal Amount as of the Reset Date.

Note: This means we will no longer guarantee that your Optimal Withdrawal Amount will never be lower than your initial Optimal Withdrawal Amount.

In addition, on a Reset Date, we will use a new Protective Income Manager Payment Factor to calculate your Optimal Withdrawal Amount on that date based on the current number of years remaining until the Maximum Annuity Commencement Date and the age of the (younger) Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee, as discussed above). This will result in a lower Protective Income Manager Payment Factor. For future Optimal Withdrawal Amount calculations, we will continue to base the Protective Income Manager Payment Factor on the age of the (younger) Covered Person on the Reset Date (until the next Reset Date, if any).

For example, assume there is one Covered Person under the Protective Income Manager rider who was 60 on the Rider Effective Date, with an initial Optimal Withdrawal Amount of $6,850. Further assume that he takes an

Excess Withdrawal five years later. On the next Contract Anniversary, he is 65, and his Contract Value is $100,000. On that anniversary, we will calculate his Optimal Withdrawal Amount by multiplying the Protective Income Manager Payment Factor at age 65 with 30 years remaining until the Maximum Annuity Commencement Date by the Contract Value, or $5,406 (0.05406 x $100,000). We will reset his minimum Optimal Withdrawal Amount for all future years to equal the lesser of his initial Optimal Withdrawal Amount ($6,850) or the Optimal Withdrawal Amount on the Reset Date ($5,406). Therefore, his new minimum Optimal Withdrawal Amount is $5,406.

Note: If you take an Excess Withdrawal, your Optimal Withdrawal Amount as of the Reset Date may be substantially lower than your initial Optimal Withdrawal Amount, which would mean a significant reduction in the Optimal Withdrawal Amount available to you on and after a Reset Date. You should carefully consider whether or not it is in your best interest to take an Excess Withdrawal.

Beginning Your Protective Income Manager Withdrawals

All Contract withdrawals taken on and after the Rider Effective Date are considered either Protective Income Manager Withdrawals or Excess Withdrawals.

•  Protective Income Manager Withdrawals are aggregate withdrawals you make from your Contract Value each Contract Year that do not exceed your Optimal Withdrawal Amount.

•  An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount.

At any time prior to the Annuity Commencement Date, you may request Protective Income Manager Withdrawals individually or instruct us to send you specific Protective Income Manager Withdrawal amounts periodically by submitting to us a request that includes all of the information necessary for us to complete your request.

Note: The Protective Income Manager rider is designed for you to take Protective Income Manager Withdrawals each Contract Year. If all your withdrawals on and after the Rider Effective Date are Protective Income Manager Withdrawals, your Optimal Withdrawal Amount will never decrease below your initial Optimal Withdrawal Amount and you may continue to withdraw that amount for the lifetime of the Covered Person (or the last surviving Covered Person, if you selected Joint Life Coverage).

The Protective Income Manager rider is designed for you to receive income. If you delay taking Protective Income Manager Withdrawals, you may shorten the period during which you may take such withdrawals due to life expectancy, so you may be paying for a benefit you are not using. Please consult your sales representative regarding the appropriate time for you to begin taking Protective Income Manager Withdrawals.

Important Considerations

•  All withdrawals, including Protective Income Manager Withdrawals, reduce your Contract Value and death benefit. Surrender charges and federal and state income taxes may apply, as well as a 10% federal penalty tax if a withdrawal occurs before the Owner reaches age 59 1/2. See "Charges and Deductions, Surrender Charge" and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Partial and Full Surrenders."

•  All withdrawals, including Protective Income Manager Withdrawals, count towards the penalty-free withdrawal amount under the Contract. However, we do not assess a surrender charge on Protective Income Manager Withdrawals, even when surrender charges would otherwise apply. See "Charges and Deductions, Surrender Charge." Protective Income Manager Withdrawals are not subject to the minimum Contract Value limitation. See "Surrender and Partial Surrenders, Partial Surrender."

Excess Withdrawals

An Excess Withdrawal is any portion of a withdrawal that, when aggregated with all prior withdrawals during that Contract Year, exceeds the Optimal Withdrawal Amount. We will not recalculate your Optimal Withdrawal Amount until the next Contract Anniversary, so any subsequent withdrawal you request that Contract

Year is also an Excess Withdrawal. A withdrawal that causes the aggregate withdrawals for that Contract Year to exceed the Optimal Withdrawal Amount may include amounts that qualify as a Protective Income Manager Withdrawal as well as amounts that are deemed an Excess Withdrawal.

If you have instructed us to send you all or a portion of the Optimal Withdrawal Amount periodically, an Excess Withdrawal automatically terminates these periodic withdrawals. You may resume periodic Protective Income Manager Withdrawals beginning on the next Contract Anniversary based on the recalculated Optimal Withdrawal Amount by sending us Written Notice.

Excess withdrawals reduce your Contract Value and death benefit. Excess Withdrawals are subject to surrender charges and count towards the penalty-free withdrawal amount under the Contract, and federal and state income taxes may apply. Excess Withdrawals are subject to the minimum Contract Value limitation. See "Charges and Deductions, Surrender Charge," "Surrender and Partial Surrenders, Partial Surrender," and "TAXATION OF ANNUITIES IN GENERAL, Taxation of Partial and Full Surrenders."

Note: An Excess Withdrawal will cause a Reset on the next Contract Anniversary. This may result in a substantially lower Optimal Withdrawal Amount in the future, which could significantly reduce or even eliminate the value of the Protective Income Manager rider. See "Determining Your Optimal Withdrawal Amount." You should not purchase the Protective Income Manager rider if you intend to take Excess Withdrawals.

If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.

If you would like to make an Excess Withdrawal and are uncertain how an Excess Withdrawal will reduce your future guaranteed withdrawal amounts, then you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of the Excess Withdrawal.

Required Minimum Distributions

If the Protective Income Manager rider is purchased for use with a Qualified Contract, the Qualified Contract must comply with the required minimum distribution (RMD) rules under the Code Section 401(a)(9). The Protective Income Manager rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the RMD that must be taken from your Qualified Contract. See "Qualified Retirement Plans."

We permit withdrawals from a Qualified Contract that exceed the Optimal Withdrawal Amount in order to satisfy the RMD for the Qualified Contract without compromising the Protective Income Manager guarantee. In particular, if you provide us with written notice of an RMD at the time you request a Protective Income Manager Withdrawal from your Qualified Contract, we will compute an amount that is treated under the Protective Income Manager rider as the RMD for the calendar year with respect to your Qualified Contract. Note that although the tax law may permit you in certain circumstances to take distributions from your Qualified Contract to satisfy the RMDs with respect to other retirement plans established for your benefit, only the amount computed by us as the RMD with respect to your Qualified Contract is treated as an RMD for purposes of the Protective Income Manager rider. Also, if you do not provide us with Written Notice of an RMD at the time you request a Protective Income Manager Withdrawal, the entire amount by which the withdrawal exceeds any remaining Optimal Withdrawal Amount for the Contract Year will reduce the amount of your future Optimal Withdrawal Amount and could reduce or eliminate the benefit under the Protective Income Manager rider.

In the future, we may institute certain procedures, including requiring that the RMD be established as automatic, periodic distributions, in order to ensure that RMDs for a calendar year do not exceed the Optimal Withdrawal Amount for the corresponding Contract Year.

In general, under the Protective Income Manager rider, you may withdraw the greater of (i) your Optimal Withdrawal Amount for a Contract Year or (ii) the RMD attributable to your Contract that is determined as of December 31st immediately preceding the beginning of your Contract Year.

Note: If you begin taking Protective Income Manager Withdrawals before the first RMD under Code Section 401(a)(9) is due, we may adjust the amount of your maximum Protective Income Manager Withdrawal for the Contract Year that includes the due date for the first RMD so that the maximum amount of your withdrawal under the Protective Income Manager rider will be the greater of your first RMD or Optimal Withdrawal Amount plus the greater of your second RMD or Optimal Withdrawal Amount minus your actual withdrawals in the previous Contract Year. Thereafter, the maximum allowed is the greater of the Optimal Withdrawal Amount or the RMD determined as of the preceding December 31st.

Reduction of Contract Value to Zero

If your Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal, we will terminate your Contract and settle the benefit under your Protective Income Manager rider as follows:

•  We will pay the remaining Optimal Withdrawal Amount not yet withdrawn in the current Contract Year, if any, in a lump sum;

•  We will pay a monthly payment equal to the most recently calculated Optimal Withdrawal Amount divided by 12 until the earlier of the death of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) or the Maximum Annuity Commencement Date; and

•  If a Covered Person (or last surviving Covered Person if Joint Life Coverage was selected) is alive on the Maximum Annuity Commencement Date, then you will begin receiving Protected Lifetime Payments as described below under "Protected Lifetime Payments Available on Maximum Annuity Commencement Date (Oldest Owner's or Annuitant's 95th Birthday)."

•  If Single Life Coverage was selected and the Covered Person dies, no further payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) are payable. If Joint Life Coverage was selected and one Covered Person dies, the remaining payments (i.e., the Optimal Withdrawal Amount or the Protected Lifetime Payment Amount, as applicable) will be made at least as rapidly as they were made prior to the death of the first Covered Person.

If you request a full surrender and your Contract Value at the time of the request is less than your remaining Optimal Withdrawal Amount for that Contract Year, first, we will pay you a lump sum equal to such remaining Optimal Withdrawal Amount. As with any distribution from the Contract, there may be tax consequences. In this regard, we intend to treat any amounts that you receive after the Contract Value is reduced to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal as annuity payments for tax purposes. See "TAXATION OF ANNUITIES IN GENERAL."

If your Contract Value reduces to zero due to an Excess Withdrawal, we will terminate your Contract and the Protective Income Manager rider. You will not be entitled to receive any further benefits under the Protective Income Manager rider.

Protected Lifetime Payments Available on Maximum Annuity Commencement Date (Oldest Owner's or Annuitant's 95th Birthday)

The Protective Income Manager rider will terminate on the Annuity Commencement Date, whether or not you have begun your Protective Income Manager Withdrawals. You must annuitize the Contract no later than the Maximum Annuity Commencement Date.

If your Protective Income Manager rider is in effect on the Maximum Annuity Commencement Date, then you may select one of the Annuity Options available to you under your Contract (see "ANNUITY PAYMENTS, Annuity Options") or the Protective Income Manager rider's Protected Lifetime Payment Annuity Option. This option provides fixed monthly annuity payments for the life of the Covered Person (or last surviving Covered Person if Joint Life Coverage was selected), as follows:

1.  If no Reset Date has occurred under the Protective Income Manager rider, then each Protected Lifetime Payment will be equal to your initial Optimal Withdrawal Amount divided by 12.

2.  If any Reset Date has occurred under the Protective Income Manager rider because you have taken one or more Excess Withdrawals, then each Protected Lifetime Payment will be equal to the lesser of: (a) your initial Optimal Withdrawal Amount, divided by 12; or (b) the Optimal Withdrawal Amount calculated on the most recent Reset Date, divided by 12.

If you do not select an Annuity Option, your monthly annuity payments will be the greater of (i) the Protected Lifetime Payments described above; or (ii) payments based upon the Contract Value for the life of the Annuitant with a 10-year Certain Period. We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days before the Maximum Annuity Commencement Date. For more information regarding Annuity Options, including Certain Period options, see "ANNUITY PAYMENTS, Annuity Options".

Important Considerations. Please consult your financial adviser to discuss whether to elect the rider's Protected Lifetime Payment Annuity Option or one of the Annuity Options available on the Maximum Annuity Commencement Date. Among other things, you should consider the amount of the payments you would receive under each available option, your tax situation, whether you want variable or fixed payments, your need for income over the life of one or two individuals, and whether you desire to leave any benefit to your Beneficiary(ies).

Death of a Covered Person Before the Annuity Commencement Date

If there is one Covered Person and he or she dies before the Annuity Commencement Date, the Protective Income Manager rider terminates upon the Covered Person's death. If there are two Covered Persons and one dies before the Annuity Commencement Date, we will continue the Contract and the Protective Income Manager rider and continue to calculate the Optimal Withdrawal Amount as if no death had occurred so long as the Contract is not terminated by the surviving spouse. See "Death Benefit."

If you purchase the Protective Income Manager rider, your death benefit under the Contract will be the Return of Purchase Payments Death Benefit. The Maximum Anniversary Value Death Benefit is not available under the Protective Income Manager rider. If you selected the Maximum Anniversary Value Death Benefit when you purchased your Contract and you later purchase the Protective Income Manager rider under our RightTime® option, we will pay the Return of Purchase Payments Death Benefit at the time of an Owner's death. If the value of your Maximum Anniversary Value Death Benefit at the time you elect the Protective Income Manager rider is greater than the value of the Return of Purchase Payments Death Benefit at that time, then you will forfeit this excess. We will stop assessing the fee for the Maximum Anniversary Value Death Benefit when we issue the Protective Income Manager rider, but will not refund the fees you paid for the Maximum Anniversary Value Death Benefit before that date.

Protective Income Manager Fee

We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The percentage is currently 1.00% (on an annual basis) if you purchase the rider at the time you purchase the Contract and 1.10% (on an annual basis) if you purchase the rider under our RightTime® option. We calculate this fee as a percentage of the greatest of:

a)  the Contract Value on the fee calculation date;

b)  the Contract Value on the later of the Rider Effective Date or the most recent Reset Date; or

c)  if the rider is purchased on the Contract Effective Date, the sum of all Purchase Payments made within the first 120 days following the Contract Effective Date (this does not apply to fee calculations occurring during the 120-day period).

Beginning with the month following the Rider Effective Date and continuing monthly through the Annuity Commencement Date, we calculate the monthly Protective Income Manager fee as of each Valuation Period containing a Monthly Anniversary Day. We deduct the fee on the Valuation Day that occurs after the Valuation Period during which it was calculated. We deduct the Protective Income Manager fee from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA. Accordingly, you must have transferred some assets from your DCA account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a partial surrender, but we will not reduce any penalty-free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the rider.

We reserve the right to increase the Protective Income Manager fee, but it will never exceed 2.20% (if purchased under our RightTime® option) or 2.00% (if purchased at time of Contract issue) on an annual basis. If we increase the Protective Income Manager fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager fee becomes effective. If you elect not to pay an increase in your Protective Income Manager Fee, then we will "lock in" your most recent Protective Income Manager Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager Payment Factors are designed to increase as the time remaining until the Maximum Annuity Commencement Date decreases. You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager fee.

Terminating the Protective Income Manager Rider

We will terminate the Protective Income Manager rider upon the earliest of:

•  the Valuation Date you terminate the Protective Income Manager rider (permitted after the Protective Income Manager rider has been in effect for at least ten years);

•  the Valuation Date the Contract is surrendered or terminated;

•  the Valuation Date your Contract Value reduces to zero due to an Excess Withdrawal;

•  the Valuation Date your Contract Value reduces to zero due to poor Sub-Account performance, the deduction of fees, and/or a Protective Income Manager Withdrawal (subject to our obligation to make monthly payments to you, as set forth above under "Reduction of Contract Value to Zero");

•  the Valuation Date we receive instructions from you that results in a change in Covered Person(s);

•  for a Protective Income Manager rider with one Covered Person, the date of the Covered Person's death before the Annuity Commencement Date (even if the surviving spouse of the deceased Covered Person elects to continue the Contract);

•  for a Protective Income Manager rider with two Covered Persons, the date of death of the last surviving Covered Person before the Annuity Commencement Date;

•  the Annuity Commencement Date (subject to any obligation we may have to make Protected Lifetime Payments to you, as set forth above under "Protected Lifetime Payments Available on Maximum Annuity Commencement Date (Oldest Owner's or Annuitant's 95th Birthday)"); or

•  the Valuation Date there is noncompliance with our Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits.

Deduction of the monthly fee for the Protective Income Manager rider ceases upon termination. We will not refund the Protective Income Manager fees you have paid if the Protective Income Manager rider terminates for any reason. If the Protective Income Manager rider terminates, you may not reinstate it or purchase a new rider except as described below under "Reinstating the Protective Income Manager rider within 30 Days of Termination."

Reinstating the Protective Income Manager rider within 30 Days of Termination

If your Protective Income Manager rider terminated due to a Prohibited Allocation instruction (see "Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits"), you may request that we reinstate the rider.

Your written reinstatement request must correct the previous Prohibited Allocation instruction by either directing us to allocate your Contract Value and/or resume portfolio rebalancing in accordance with our Allocation Guidelines and Restrictions for Guaranteed Lifetime Withdrawal Benefits. We must receive your written reinstatement request within 30 days of the date the rider terminated. The reinstated rider will have the same terms and conditions, including the same Rider Effective Date, Optimal Withdrawal Amount, and Protective Income Manager fee as it had prior to termination. We will deduct any fees and make any other adjustments that were scheduled during the period of termination so that after the reinstatement, the Protective Income Manager rider will be as though the termination never occurred.

Tax Consequences

Treatment of Civil Unions and Domestic Partners. The Protective Income Manager rider's provisions relating to marital status are interpreted under applicable state law. For example, if the state law governing the Protective Income Manager rider treats individuals who are in a bona fide civil union or a domestic partnership as married, or the parties to a valid same sex marriage as spouses, such treatment will be recognized under the rider. As described above in "Death Benefit — Continuation of the Contract by a Surviving Spouse", however, DOMA is the controlling law when determining whether individuals are married (or are spouses) for federal tax purposes and when interpreting certain provisions of the Contract to which the Protective Income Manager rider is attached. As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of the Protective Income Manager rider, but whose marriage is not recognized by DOMA, will be required to take distributions from the Contract in the manner applicable to nonspouse beneficiaries. In some circumstances, these required distributions could substantially reduce or eliminate the value of the Protective Income Manager rider benefit.

An individual who is treated as a spouse for state law purposes, but not for DOMA, should not purchase the Protective Income Manager rider before consulting legal and financial advisors, and carefully evaluating whether the Protective Income Manager rider is suitable for her or his needs.

Other Tax Matters. For a general discussion of tax consequences specific to the Protective Income Manager rider, see "TAXATION OF ANNUITIES IN GENERAL, Tax Consequences of Guaranteed Lifetime Withdrawal Benefits and QUALIFIED RETIREMENT PLANS, Guaranteed Lifetime Withdrawal Benefits."

ALLOCATION GUIDELINES AND RESTRICTIONS FOR GUARANTEED LIFETIME WITHDRAWAL BENEFITS

In order to maintain the SecurePay rider or the Protective Income Manager rider, you must allocate your Purchase Payments and Contract Value in accordance with the Allocation Guidelines and Restrictions that we have established. The Allocation Guidelines and Restrictions are designed to limit our risk under these riders.

Specifically, you must: (1) allocate all of your Purchase Payments and Contract Value in accordance with the Allocation by Investment Category guidelines (described below); (2) allocate all of your Purchase Payments and Contract Value in accordance with one of the three eligible Benefit Allocation Model Portfolios (described below); or (3) allocate a portion of your Purchase Payments and Contract Value in accordance with one of the three Benefit Allocation Model Portfolios and the remaining portion of your Purchase Payments and Contract Value in any manner you choose, provided your overall allocation is consistent with the Allocation by Investment Category guidelines. You may also allocate your Purchase Payments to the dollar cost averaging ("DCA") Fixed Account(s), provided that transfers from the DCA Fixed Account are allocated to the Sub-Accounts in accordance with the Allocation Guidelines and Restrictions described above. If you select the Protective Income Manager rider you also must participate in the Allocation Adjustment.

Allocation by Investment Category. The following Allocation by Investment Category guidelines specify the minimum and maximum percentages of your Contract Value that must be allocated to each of the three categories of Sub-Accounts listed below in order for you to remain eligible for benefits under the SecurePay rider or the Protective Income Manager rider (unless you are fully invested in a Benefit Allocation Model, as described above). You can select the percentage of Contract Value to allocate to individual Sub-Accounts within each group, but the total investment for all Sub-Accounts in a group must comply with the specified minimum and maximum percentages for that group.

These Allocation by Investment Category guidelines may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if they are consistent with your investment objectives.

NOTE: You may not allocate any of your Purchase Payments or Contract Value to the Fixed Account.

Allocation by Investment Category

Category 1

Minimum Allocation: 35%

Maximum Allocation: 100%

Fidelity VIP Investment Grade Bond	PIMCO VIT Long-Term US Government

Franklin US Government	PIMCO VIT Low Duration

Lord Abbett Bond Debenture	PIMCO VIT Real Return

MFS Research Bond	PIMCO VIT Short-Term

Oppenheimer Money Fund	PIMCO VIT Total Return

Oppenheimer Global Strategic Income	Invesco V.I. Government Securities

Category 2

Minimum Allocation: 0%

Maximum Allocation: 65%

Fidelity VIP Freedom Fund 2015*	Lord Abbett Growth and Income

Franklin Income	Lord Abbett Classic Stock

MFS Total Return	MFS Investors Growth

Fidelity VIP Equity Income*	MFS Investors Trust

Fidelity VIP Freedom Funds 2020*	MFS Value

Fidelity VIP Index 500	Mutual Shares

Franklin Rising Dividends	Oppenheimer Main Street

Goldman Sachs Strategic Growth	Templeton Global Bond

Goldman Sachs Large Cap Value	Invesco Van Kampen V.I. Comstock

Goldman Sachs Structured US Equity*	Invesco Van Kampen V.I. Growth and Income

Lord Abbett Capital Structure	Invesco Van Kampen V.I. Equity & Income

Category 3

Minimum Allocation: 0%

Maximum Allocation: 30%

Fidelity VIP Contrafund	MFS New Discovery

Fidelity VIP Growth*	MFS Research

Fidelity VIP Mid Cap	MFS Utilities

Franklin Flex Cap Growth	Oppenheimer Capital Appreciation

Franklin Small Cap Value Securities	Oppenheimer Global Securities

Franklin Small-Mid Cap Growth	Oppenheimer High Income*

Goldman Sachs VIT Growth Opportunities	Oppenheimer Small & MidCap Growth*

Goldman Sachs MidCap Value	Royce Capital Micro-Cap

Goldman Sachs Strategic Intl. Equity	Royce Capital Small-Cap

Goldman Sachs Structured Small Cap Equity*	Templeton Foreign

Legg Mason ClearBridge Mid Cap Core	Templeton Growth

Legg Mason ClearBridge Small Cap Growth	Invesco Van Kampen V.I. Mid Cap Growth

Lord Abbett Fundamental Equity	Invesco Van Kampen V.I. Capital Growth*

Lord Abbett Growth Opportunities	Invesco V.I. Balanced Risk Allocation

Lord Abbett International Opportunities	UIF Global Real Estate

Lord Abbett Mid-Cap Value	Invesco V.I. International Growth*

MFS Growth	Invesco Van Kampen V.I. US Mid Cap Value

*  These Sub-Accounts are not available to Contracts purchased on or after November 2, 2009.

The Benefit Allocation Model Portfolios. Effective November 2, 2009, each of the Model Portfolios except the Aggressive Growth model will satisfy our Allocation Guidelines and Restrictions, including the Allocation by Investment Category guidelines (the "Benefit Allocation Model Portfolios"). See "Asset Allocation Model Portfolios."

In general, the investment strategies employed by the Benefit Allocation Model Portfolios all include allocations that focus on conservative, high quality bond funds, that combine bond funds and growth stock funds, or that emphasize growth stock funds while including a significant weighting of bond funds. Each of these allocation models seeks to provide income and/or capital appreciation while avoiding excessive risk. If you are seeking a more aggressive growth strategy, the Benefit Allocation Model Portfolios are probably not appropriate for you.

If you allocate your Purchase Payments and Contract Value in accordance with one of the eligible Benefit Allocation Model Portfolios, we will allocate your Purchase Payments and transfers out of the DCA Fixed Accounts, as the case may be, in accordance with the Benefit Allocation Model Portfolio you selected. If you purchase the SecurePay rider or the Protective Income Manager rider under the RightTime® option, we will allocate existing Sub-Account and Fixed Account values to the Benefit Allocation Model Portfolio that you selected. Although you may allocate all or part of your Purchase Payments and Contract Value to a Benefit Allocation Model Portfolio, you may only select one Benefit Allocation Model Portfolio at a time. You may, however, change your Benefit Allocation Model Portfolio selection provided the new portfolio is one specifically permitted for use with the SecurePay rider or the Protective Income Manager rider. You may not allocate any portion of your Purchase Payments or Contract Value to the Fixed Account (except for the DCA Fixed Account(s)).

The Allocation Adjustment.  If you have selected the Protective Income Manager rider you must participate in the Allocation Adjustment. As with the Allocation by Investment Category guidelines and the Benefit Allocation Model Portfolios, the Allocation Adjustment is designed to limit our risk under the Protective Income Manager rider.

Under this program, we will monitor the performance of each Sub-Account in Category 2 and 3 of the Allocation by Investment Categories (see "Allocation by Investment Category" above). We will not monitor the Oppenheimer Money Fund Sub-Account or any of the other Sub-Accounts in Category 1. If, on any Monthly

Anniversary Day after the first Contract Anniversary, the Accumulation Unit value of a Sub-Account in Category 2 or 3 drops below a specified level the Sub-Account will be temporarily "restricted" from allocations of Purchase Payments and Contract Value and we will transfer all existing Contract Value in the Sub-Account to the Oppenheimer Money Fund Sub-Account.

Under the Allocation Adjustment, we calculate a 12-month Simple Moving Average ("SMA") for each Sub-Account on each Monthly Anniversary Day. Each Sub-Account's SMA is the average Accumulation Unit value for that Sub-Account based on its Accumulation Unit value on the current monthly Anniversary Day and each of the last 11 Monthly Anniversary Days.

•  For example, assume a Sub-Account's Accumulation Unit values were $4.19, 3.81, 3.29, 2.98, 3.15, 3.33, 2.94, 3.73, 4.53, 5.35, 5.41, and 5.76 on each of the 12 most recent Monthly Anniversary Days. Based on these Accumulation Unit values, its SMA on the most recent Monthly Anniversary Day would be $4.04 (the sum of the 12 most recent Monthly Anniversary Days' (Accumulation Unit values divided by 12).

If a Sub-Account has not been in existence for 12 months, we will calculate the SMA using the net asset value of the Fund in which the Sub-Account invests, adjusted for Contract charges and expenses, for each month no Accumulation Unit value is available.

Once we calculate a Sub-Account's SMA on a Monthly Anniversary Day, we then compare that SMA to the Sub-Account's current Accumulation Unit value on that Monthly Anniversary Day. If the Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA over the 12 most recent Monthly Anniversary Days, then we will consider the Sub-Account to be restricted. This means:

•  On that Monthly Anniversary Day, we will transfer any Contract Value you have in the restricted Sub-Account to the Oppenheimer Money Fund Sub-Account;

•  You may not allocate Purchase Payments or transfer Contract Value into a restricted Sub-Account;

•  If we receive instructions from you on or after that Monthly Anniversary Day requesting an allocation or transfer to the restricted Sub-Account, we will allocate or transfer the requested amount to the restricted Sub-Account, and then immediately transfer the amount to the Oppenheimer Money Fund Sub-Account;

•  When effecting periodic portfolio rebalancing, we will "re-balance" your Variable Account value according to your most recent allocation instructions, but will include the Oppenheimer Money Fund Sub-Account in place of the restricted Sub-Account; and

•  Any automatic transfers from the DCA Fixed Account to the restricted Sub-Account will be redirected to the Oppenheimer Money Fund Sub-Account.

You may transfer your Contract Value in the Oppenheimer Money Fund Sub-Account to any non-restricted Sub-Account, and/or submit new allocation instructions to allocate additional Purchase Payments, rebalance your Contract Value, and apply automatic DCA transfers to any non-restricted Sub-Accounts, provided your new instructions are consistent with the Allocation by Investment Category guidelines.

We will no longer consider the Sub-Account to be restricted when, on a subsequent Monthly Anniversary Day, the Sub-Account's current Accumulation Unit value is greater than its current 12-month SMA. If that occurs, on that Monthly Anniversary Day we will transfer all of your Contract Value in the Oppenheimer Money Fund Sub-Account attributable to the previously restricted Sub-Account back to the previously restricted Sub-Account based on your current allocation percentages. At this time you also may resume allocating Purchase Payments and transferring Contract Value into the previously restricted Sub-Account, and we will resume any automated transactions involving the previously restricted Sub-Account.

If any Monthly Anniversary Day is not a Valuation Day, we will effect the changes described above as of the next Valuation Day. We will not assess a transfer charge on transfers made pursuant to the Allocation Adjustment or count such transfers towards the 12 transfers allowed each Contract Year without charge. We will provide a written confirmation to you of any transfer or other allocation made pursuant to the Allocation Adjustment.

Note:  Investing in Sub-Accounts that experience higher volatility, and therefore more volatile Accumulation Unit values, may increase the likelihood of those Sub-Accounts being restricted from investment. Therefore, the Allocation Adjustment may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if this program is consistent with your investment objectives.

You should not view the Allocation Adjustment as a "market timing" or other type of investment program designed to enhance your earnings under the Contract. If we transfer Contract Value from one or more Sub-Accounts to the Oppenheimer Money Fund Sub-Account during a market downturn, your Contract Value will not be available to participate in any upside potential if there is a subsequent recovery until the next Monthly Anniversary when the Accumulation Unit Value of the Sub-Account rises above the SMA. Please see Appendix K in this prospectus for an example of the Allocation Adjustment.

Changes to the Allocation Guidelines and Restrictions. For purposes of the Allocation by Investment Category guidelines, we determine in our sole discretion whether a Sub-Account is classified as Category 1, Category 2, or Category 3. We will provide you with prior written notice of any changes in classification of investment options. We may change the list of Sub-Accounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, or change the investment options that are or are not available to you, at any time, in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider or the Protective Income Manager rider.

With respect to the Benefit Allocation Model Portfolios, we determine in our sole discretion whether a Benefit Allocation Model Portfolio will continue to be available with the SecurePay rider or the Protective Income Manager rider. We may offer additional Benefit Allocation Model Portfolios or discontinue existing Benefit Allocation Model Portfolios at any time in our sole discretion. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under the SecurePay rider or the Protective Income Manager rider. We will provide you with prior written notice of any changes to the Benefit Allocation Model Portfolios.

For purposes of the Allocation Adjustment, we will not change how we monitor Sub-Accounts (i.e., by applying a 12-month Simple Moving Average, or SMA) once you purchase the Protective Income Manager rider, but we may use a different mathematical model for Protective Income Manager riders we issue in the future. We reserve the right to change the default Sub-Account to which Purchase Payments and Contract Value are allocated when a Sub-Account is restricted, to begin monitoring some or all of the Sub-Accounts in Category 1 of the Allocation by Investment Category guidelines, and/or to terminate the Allocation Adjustment at any time in our sole discretion.

If you receive notice of a change to the Allocation Guidelines and Restrictions, you are not required to take any action. We will continue to apply Purchase Payments you submit without allocation instructions, and process automatic DCA and portfolio rebalancing transfers, according to your Contract allocation established before the Allocation Guidelines and Restrictions changed. We will only apply the new Allocation Guidelines and Restrictions to additional Purchase Payments submitted with new allocation instructions or to future transfers of Contract Value (not including DCA transfers or transfers made to reallocate your Contract Value under the portfolio rebalancing program) because allocation instructions that accompany a Purchase Payment and instructions to transfer Contract Value change your current Contract allocation. This means you will not be able to make additional Purchase Payments submitted with new allocation instructions or transfers of Contract Value until your current allocation instructions meet the Allocation Guidelines and Restrictions in effect at that time (although you will still be required to participate in the portfolio rebalancing program).

Portfolio Rebalancing. You must elect portfolio rebalancing if you select the SecurePay rider or the Protective Income Manager rider. Under this program, we will "re-balance" your Variable Account value based on your allocation instructions in effect at the time of the rebalancing. Whether your Contract Value is invested according to the Allocation by Investment Category guidelines, a Benefit Allocation Model Portfolio, or partly in both, we will rebalance your Contract Value to restore it to your most recent allocation instructions. You may specify rebalancing on a quarterly, semi-annual, or annual basis. If you do not specify the period, we will rebalance your Variable Account value semi-annually based on the Rider Effective Date. We will also rebalance your Variable Account value each time your Contract allocation is changed, for example, when we receive a request to transfer Contract Value (not including DCA or portfolio rebalancing transfers) or when we receive a subsequent Purchase Payment that is accompanied by new allocation instructions. (See "Portfolio Rebalancing.")

Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion, but we will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

If you terminate the rebalancing of your Variable Account value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider or Protective Income Manager rider (see below).

Prohibited Allocation Instructions. If you instruct us to allocate Purchase Payments or Contract Value, or to take withdrawals or partial surrenders, in a manner that is not consistent with our Allocation Guidelines and Restrictions (a "Prohibited Allocation instruction"), we will terminate your SecurePay rider or Protective Income Manager rider. For example, if you are following the Allocation by Investment Category guidelines and you instruct us to transfer 40% of your Contract Value to the Fidelity VIP Contrafund Sub-Account, we will consider this to be a Prohibited Allocation Instruction because the maximum allocation you may make to the Sub-Accounts in Category 3 is 30% of your Contract Value.

For purposes of allocating your Purchase Payments and Contract Value to an eligible Benefit Allocation Model Portfolio, a Prohibited Allocation instruction includes:

(a)  allocating a Purchase Payment so that the allocation of your Contract Value following the Purchase Payment is inconsistent with the Allocation Guidelines and Restrictions; or

(b)  directing a dollar cost averaging transfer so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions; or

(c)  transferring any Contract Value so that the allocation of your Contract Value following the transfer is inconsistent with the Allocation Guidelines and Restrictions; or

(d)  deducting the proceeds of a withdrawal or partial surrender from an Allocation Option so that the allocation of your Contract Value following the withdrawal or surrender is inconsistent with the Allocation Guidelines and Restrictions; or

(e)  terminating the rebalancing of your Contract Value.

If we terminate your SecurePay rider or Protective Income Manager rider due to a Prohibited Allocation instruction, you may reinstate the rider subject to certain conditions. See "Reinstating the SecurePay Rider Within 30 Days of Termination or "Reinstating the Protective Income Manager Rider Within 30 Days of Termination," as applicable.

Special Note For SecurePay Riders Issued Before December 1, 2008. Effective December 1, 2008, we revised the Allocation Guidelines and Restrictions for the SecurePay rider. Prior to that date, in order to maintain the SecurePay rider, an Owner was required to allocate Purchase Payments and Contract Value in accordance with one of several specified asset allocation models developed for Protective by Mesirow Financial (the "Mesirow Model Portfolios"). If you had Contract Value in a Mesirow Model Portfolio on December 1, 2008, your Contract Value and any additional Purchase Payments you submit without allocation instructions will remain allocated in accordance with that Model until you request a change in your Contract allocation (e.g., by submitting a Purchase Payment with new allocation instructions or instructing us to transfer your Contract Value). Once you request a change, however, your new Contract allocation (and any future allocation instructions) must satisfy the Allocation Guidelines and Restrictions by either being invested in accordance with the Allocation by Investment Category guidelines or in accordance with one of the three currently eligible Benefit Allocation Model Portfolios, or both (as described above). If it does not, we will consider your allocation to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider. Please note that if you are still invested in a Mesirow Model Portfolio and you terminate the rebalancing of your Contract Value, we will consider this to be a Prohibited Allocation Instruction and we will terminate your SecurePay rider.

SUSPENSION OR DELAY IN PAYMENTS

Payments of a partial or full surrender of the Variable Account value or death benefit are usually made within seven (7) calendar days. However, we may delay such payment of a partial or full surrender of the Variable Account value or death benefit for any period in the following circumstances where permitted by state law:

(1)  when the New York Stock Exchange is closed; or

(2)  when trading on the New York Stock Exchange is restricted; or

(3)  when an emergency exists (as determined by the SEC as a result of which (a) the disposal of securities in the Variable Account is not reasonably practical; or (b) it is not reasonably practical to determine fairly the value of the net assets of the Variable Account); or

(4)  when the SEC, by order, so permits for the protection of security holders.

If, pursuant to SEC rules, the Oppenheimer Money Fund/VA suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the Oppenheimer Money Fund/VA Sub-Account until the Fund is liquidated.

We may delay payment of a partial or full surrender from the Guaranteed Account for up to six months where permitted.

SUSPENSION OF CONTRACTS

If mandated under applicable law, we may be required to reject a Purchase Payment. We also may be required to provide additional information about your account to government regulators or law enforcement authorities. In addition, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, or death benefits until instructions are received from the appropriate regulator or law enforcement authorities.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

General.

We do not deduct any charge for sales expenses from Purchase Payments at the time you make them. However, within certain time limits described below, we deduct a surrender charge (contingent deferred sales charge) from the Contract Value when you make a full or partial surrender before the Annuity Commencement Date or when you fully or partially surrender your Contract for a commuted value while variable income payments under Annuity Option A (payments for a certain period) are being made. (See "Annuitization, Annuity Commencement Date."). We do not apply the surrender charge to the payment of a death benefit or when we apply your Annuity Value to an Annuity Option.

In the event surrender charges are not sufficient to cover sales expenses, we will bear the loss; conversely, if the amount of such charges provides more than enough to cover such expenses, we will retain the excess. Protective Life does not currently believe that the surrender charges imposed will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Protective Life's general assets, which may include amounts derived from the mortality and expense risk charge.

If you elect the SecurePay rider, we impose a surrender charge on Excess Withdrawals but not on SecurePay Withdrawals. If you elect the Protective Income Manager rider, we impose a surrender charge on Excess Withdrawals but not on Protective Income Manager Withdrawals. (See "Guaranteed Lifetime Withdrawal Benefits.")

Penalty-Free Withdrawal Amount.

Each Contract Year you may withdraw a specified amount, called the "penalty-free withdrawal amount", from your Contract without incurring a surrender charge. During the first Contract Year the penalty-free withdrawal amount is equal to 10% of your initial Purchase Payment. In any subsequent Contract Year the penalty-free withdrawal amount is equal to the greatest of: (1) the earnings in your Contract as of the prior Contract Anniversary; (2) 10% of your cumulative Purchase Payments as of the prior Contract Anniversary; or (3) 10% of the Contract Value as of the prior Contract Anniversary. For the purpose of determining the penalty-free withdrawal amount, earnings equal the Contract Value minus the Purchase Payments not previously assessed with a surrender charge, both measured as of the Contract Anniversary for which values are being determined. Withdrawals in excess of the penalty-free withdrawal amount in any Contract Year may be subject to surrender charges. Withdrawals, including withdrawals of the penalty-free withdrawal amount, may be subject to income taxation and may be subject to a 10% federal penalty tax if taken before the Owner reaches age 59 1/2. (See "Taxation of Annuities in General, Taxation of Partial and Full Surrenders.")

If you elect the SecurePay rider, we count SecurePay Withdrawals and Excess Withdrawals when determining the penalty-free withdrawal amount. If you elect the Protective Income Manager rider, we count Protective Income Manager Withdrawals and Excess Withdrawals when determining the penalty-free withdrawal amount. (See "Guaranteed Lifetime Withdrawal Benefits.")

Determining the Surrender Charge.

We calculate the surrender charge by first allocating surrendered Contract Value in excess of any penalty-free withdrawal amount to Purchase Payments or portions of Purchase Payments not previously assessed with a surrender charge on a "first-in, first-out" (FIFO) basis. We then allocate any remaining surrendered Contract Value pro-rata to these Purchase Payments. The surrender charge is the total of each of the allocated amounts of surrendered Contract Value multiplied by its applicable surrender charge percentage, as shown below. If the surrendered Contract Value exceeds any penalty-free withdrawal amount and if no surrendered Contract Value was allocated to Purchase Payments, we determine the surrender charge on the surrendered Contract Value by applying the surrender charge percentage associated with the most recent Purchase Payment we accepted.

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender		Surrender Charge as Percentage of Amount Surrendered
0		7.0%
1		7.0%
2		6.0%
3	+	0%

Refer to Appendix B for an example of how the surrender charge is calculated.

We will monitor the amount of the surrender charge we assess such that the amount of any surrender charge we impose, when added to any surrender charge previously paid on the Contract, will not exceed nine percent (9%) of aggregate Purchase Payments made to date for your Contract.

Waiver of Surrender Charges.

We will not apply a surrender charge if you fully surrender your Contract when the Contract Value is 25% or less of the value of the death benefit.

We may decrease or waive surrender charges on Contracts issued to a trustee, employer or similar entity pursuant to a retirement plan or when sales are made in a similar arrangement where offering the Contracts to a group of individuals under such a program results in savings of sales expenses. We will determine the entitlement to such a reduction in surrender charge.

We may also waive surrender charges on partial surrenders taken as a minimum distribution required under federal or state tax laws on amounts attributable to Protective Life annuity contracts. (See "Qualified Retirement Plans".) During any Contract Year, the total amount of such partial surrenders will reduce the penalty-free withdrawal amount available on any subsequent partial surrender.

We also may waive surrender charges (1) for Contracts issued in connection with fee-only arrangements between the purchaser and the registered representative of the selling broker-dealer and (2) for Contracts issued to employees and registered representatives of any member of the selling group, or to officers, directors, trustees or bona-fide full time employees of Protective Life or the investment advisors of any of the Funds or their affiliated companies (based upon the Owner's status at the time the Contract is purchased). In either case, no marketing expenses or sales commissions are associated with such Contracts.

Mortality and Expense Risk Charge

To compensate Protective Life for assuming mortality and expense risks, we deduct a daily mortality and expense risk charge. We deduct the mortality and expense risk charge only from the Variable Account. The charge is equal, on an annual basis, to 1.35% of the average daily net assets of the Variable Account attributable to your Contract.

The mortality risk Protective Life assumes is that Annuitant(s) may live for a longer period of time than estimated when the guarantees in the Contract were established. Because of these guarantees, each Payee is assured that longevity will not have an adverse effect on the annuity payments received. The expense risk that Protective Life assumes is the risk that the administration charge, contract maintenance fee and transfer fees may be insufficient to cover actual future expenses. We expect to make a reasonable profit with respect to the Contracts. We may make a profit or incur a loss from the mortality and expense risk charge. Any profit, including profit from the mortality and expense risk charge, may be used to finance distribution and other expenses.

Administration Charge

We will deduct an administration charge equal, on an annual basis, to 0.15% of the daily net asset value of the Variable Account attributable to your Contract. We make this deduction to reimburse Protective Life for expenses incurred in the administration of the Contract and the Variable Account. We deduct the administration charge only from the Variable Account value.

Death Benefit Fee

If you select the Maximum Anniversary Value Death Benefit, we assess a death benefit fee to compensate us for the cost of providing this death benefit. (There is no fee for the Return of Purchase Payments Death Benefit.) We calculate the death benefit fee as of each Monthly Anniversary Day on which the fee is assessed, and we deduct it from your Contract Value on the next Valuation Day. We will deduct the death benefit fee pro-rata from the Allocation Options (e.g., in the same proportion that each Allocation Option has to Contract Value). The deduction of the death benefit fee will reduce your Contract Value, but it will not otherwise reduce the value of your Maximum Anniversary Value Death Benefit. We do not assess the death benefit fee after the Annuity Commencement Date.

If you select the Maximum Anniversary Value Death Benefit, you must elect either the CoverPay Fee, which is based on the value of the death benefit on the day the fee is assessed, or the ValuPay Fee, which is based on the Net Amount at Risk on the day the fee is assessed. You must make this election when you apply for your Contract, and you cannot change your election after your Contract is issued. It is possible that either of these fees (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "Federal Tax Matters.") Before electing the fee option for your Contract, you should consult a qualified financial adviser to help you carefully consider the relative costs, benefits and risks of the fee options in your particular situation.

CoverPay® Fee

The CoverPay Fee is based on the value of the death benefit in your Contract on the day the fee is assessed. We begin assessing the CoverPay Fee on the first Monthly Anniversary Day, and we assess it monthly until the Annuity Commencement Date.

The CoverPay Fee is equal, on an annualized basis, to 0.20% of your annualized death benefit value measured on each Monthly Anniversary Day. The value of your Maximum Anniversary Value Death Benefit on any Monthly Anniversary Day is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments, or (3) your greatest anniversary value attained as of that day. (See DEATH BENEFIT, Maximum Anniversary Value Death Benefit for a more complete description.) For example, if on a Monthly Anniversary Day your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the CoverPay Fee we deduct on that day will be based on your Contract Value of $125,000. Alternatively, if your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the CoverPay Fee we deduct on that day will be based on your greatest anniversary value attained of $120,000. (See "Comparative Examples of Death Benefit Fees" for examples intended to help you compare the death benefit fee options that are available in the Contract.)

ValuPay® Fee

The ValuPay Fee is based on the Net Amount at Risk and the oldest Owner's age, each measured on the day the fee is assessed. The Net Amount at Risk is the amount by which the value of your death benefit exceeds your Contract Value. There is no Net Amount at Risk when your Contract Value equals your death benefit. Whenever your Contract Value is lower than the value of your death benefit, however, there is a Net Amount at Risk. The Net Amount at Risk will vary as your Contract Value fluctuates. Factors that affect your Contract Value include the investment performance of the Allocation Options you have chosen and the fees and charges, including the ValuPay Fee, that are deducted from your Contract Value or from the Variable Account.

We do not assess the ValuPay Fee during the first Contract Year. We begin assessing it on the 13th Monthly Anniversary Day, and we assess it monthly until the Annuity Commencement Date. There is no ValuPay Fee on any Monthly Anniversary Day on which your Contract Value equals your death benefit.

The ValuPay fee is calculated by multiplying the Net Amount at Risk by the monthly cost factor. The monthly cost factor varies by the age of the oldest Owner. The following table shows the monthly cost factor per $1,000 of Net Amount at Risk by Owner's age. It also shows the cost factor expressed as an annualized percentage of the Net Amount at Risk on each Monthly Anniversary Day.

Oldest Owner's Age	Monthly Cost Factor Per $1,000 of Net Amount at Risk	Annualized Percentage of Monthly Net Amount at Risk
50 or less	$0.25034	0.30%
51-60	$0.50138	0.60%
61-65	$1.00554	1.20%
66-70	$1.47016	1.75%
71-75	$2.53505	3.00%
76-80	$3.82964	4.50%
81	$5.09893	5.95%
82	$5.71812	6.65%
83	$6.34158	7.35%
84	$6.96937	8.05%
85	$7.60156	8.75%
86	$8.37522	9.60%
87	$9.15558	10.45%
88	$9.94277	11.30%

Oldest Owner's Age	Monthly Cost Factor Per $1,000 of Net Amount at Risk	Annualized Percentage of Monthly Net Amount at Risk
89	$10.73689	12.15%
90	$11.53809	13.00%
91	$12.96964	14.50%
92	$14.42441	16.00%
93	$15.90318	17.50%
94	$17.40681	19.00%
95	$18.93618	20.50%

The value of your death benefit on each Monthly Anniversary Day is the greatest of (1) your Contract Value, (2) your adjusted aggregate Purchase Payments on that day, or (3) your greatest anniversary value attained as of that day. (See DEATH BENEFIT, Maximum Anniversary Value Death Benefit for a more compete description.) The Net Amount at Risk on any Monthly Anniversary Day is the amount by which the value of your Maximum Anniversary Value Death Benefit exceeds your Contract Value on that day. The ValuPay Fee is equal to the monthly cost factor for your age multiplied by the Net Amount at Risk on the Monthly Anniversary Day.

For example, if you are 78 years old on your 20th Monthly Anniversary Day and on that day your Contract Value equals $125,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, there is no Net Amount at Risk and we deduct no ValuPay Fee. Alternatively, if on that day your Contract Value equals only $115,000, your adjusted aggregate Purchase Payments equal $100,000, and your greatest anniversary value attained equals $120,000, the Net Amount at Risk is $5,000 (greatest anniversary value attained of $120,000 minus Contract Value of $115,000). We would deduct a ValuPay Fee of $19.15 (monthly cost factor of $3.82964 per $1,000 multiplied by 5). (See "Comparative Examples of Death Benefit Fees" for examples intended to help you compare the death benefit fee options that are available in the Contract.)

Selecting a Death Benefit Fee.

The relative costs of the CoverPay Fee and the ValuePay Fee will vary depending on the Contract's investment performance and, in the case of the ValuPay Fee, the oldest Owner's age. In choosing a death benefit fee for your Contract, you may want to consider the following factors in addition to any other factors that apply in your particular circumstances:

CoverPay® Fee	ValuPay® Fee
Assessed each month until the Annuity Commencement Date	Assessed only when the death benefit is higher than the Contract Value; Not assessed during the first Contract Year or after the Annuity Commencement Date

Does not vary based on age	Cost factor increases based on age

When the death benefit is higher than the Contract Value, the fee is based on—

The value of the death benefit	The difference in values

When the death benefit is the Contract Value, the fee is based on—

The value of the death benefit, which is the same as the Contract Value	There is no fee

Over time, if investment performance is generally positive and the death benefit is the same as the Contract Value on most days on which we assess the death benefit fee, the aggregate dollar amount of the CoverPay Fee will generally be more than the aggregate dollar amount of the ValuPay Fee. On the other hand, at any time when the death benefit is higher than the Contract Value on the day we assess the ValuPay Fee, the ValuPay Fee may be more than the CoverPay Fee on that day. During prolonged periods in which the death benefit is higher than the Contract Value on the days we assess the ValuPay Fee, especially if the difference is significant and/or an Owner has reached an older age, the aggregate dollar amount of the ValuPay Fee could be more than the aggregate dollar amount of the CoverPay Fee.

Comparative Examples Of Death Benefit Fees

The following examples are intended to help you compare the death benefit fee options that are available in the Contract. The examples show what each of the death benefit fees would be for one month based on the facts assumed in the example. Please remember that the examples are illustrations and do not predict or guarantee the amount of the death benefit fee that will apply to your Contract. Your actual fee may be higher or lower than those shown. Similarly, your investment results and death benefit may be higher or lower than those shown in the examples.

For all of the examples, assume the following facts:

The Initial Purchase Payment was $100,000;

No withdrawals or additional Purchase Payments were made;

The greatest anniversary value attained was $110,000;

The death benefit fee is being assessed on a Monthly Anniversary Day after the 1st Contract Year; and

The Contract Value, death benefit value, and Owner's age are as shown in each example.

The examples show the amount of each of the death benefit fees that would apply on the Monthly Anniversary Day on which the fee is being assessed.

EXAMPLE 1
Contract Value:	$100,000
Maximum Anniversary Value Death Benefit value:	$110,000
Net Amount at Risk for Maximum Anniversary Value Death Benefit	$10,000

	Maximum Anniversary Value Death Benefit
	CoverPay Fee	ValuPay Fee
Owner's age 56	$18.36	$5.01
Owner's age 76	$18.36	$38.30

EXAMPLE 2
Contract Value:	$85,000
Maximum Anniversary Value Death Benefit value:	$110,000
Net Amount at Risk for Maximum Anniversary Value Death Benefit	$25,000

	Maximum Anniversary Value Death Benefit
	CoverPay Fee	ValuPay Fee
Owner's age 56	$18.36	$12.53
Owner's age 76	$18.36	$95.74

EXAMPLE 3
Contract Value:	$110,000
Maximum Anniversary Value Death Benefit value:	$110,000
Net Amount at Risk for Maximum Anniversary Value Death Benefit	$0

	Maximum Anniversary Value Death Benefit
	CoverPay Fee	ValuPay Fee
Owner's age 56	$18.36	$0.00
Owner's age 76	$18.36	$0.00

EXAMPLE 4
Contract Value:	$115,000
Maximum Anniversary Value Death Benefit value:	$115,000
Net Amount at Risk for Maximum Anniversary Value Death Benefit	$0

	Maximum Anniversary Value Death Benefit
	CoverPay Fee	ValuPay Fee
Owner's age 56	$19.19	$0.00
Owner's age 76	$19.19	$0.00

SecurePay Fee

We deduct a fee for the SecurePay rider that compensates us for the costs and risks we assume in providing this benefit. This SecurePay Fee is a percentage of the Benefit Base. We deduct this fee from your Contract Value on the Valuation Day that occurs after each Valuation Period containing a Monthly Anniversary Day.

The SecurePay Fee will vary depending on when you purchase the rider and whether or not you have selected an optional SecurePay feature, as follows:

SecurePay rider issued on or after May 1, 2010:
	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.50%
Purchase of SecurePay rider under RightTime® option	0.95%	0.60%
Purchase of SecurePay rider with SecurePay R72 Benefit at time of Contract Purchase	1.40%	0.95%
Purchase of SecurePay rider with SecurePay R72 Benefit under RightTime® option	1.60%	1.05%
SecurePay riders issued on or after May 1, 2009 and before May 1, 2010:
	Maximum	Current
Purchase of SecurePay rider at time of Contract Purchase	0.95%	0.50%
Purchase of SecurePay rider under RightTime® option	0.95%	0.60%
Purchase of SecurePay rider with SecurePay R72 Benefit at time of Contract Purchase	1.40%	0.90%
Purchase of SecurePay rider with SecurePay R72 Benefit under RightTime® option	1.60%	1.00%
SecurePay riders issued before May 1, 2009:
	Maximum	Current*
SecurePay rider	0.95%	0.70%
SecurePay rider with SecurePay R72 Benefit	1.40%	0.90%
SecurePay rider with SecurePay GMAB	1.30%	0.85%
SecurePay rider with SecurePay R72 Benefit and SecurePay GMAB	1.70%	1.05%

*  The current SecurePay Fee may be lower for certain Owners who elected not to pay an increase in the fee that became effective on February 16, 2009.

We may increase the SecurePay Fee. However, we will not increase the SecurePay Fee above the maximum amounts listed in the tables above.

If we increase the SecurePay Fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your SecurePay Fee. If you elect not to pay the increased SecurePay Fee, your SecurePay rider will not terminate, but your Benefit Base will be capped at its then current value (i.e., your SecurePay Anniversary Value will be reset to $0) and you will give up the opportunity for any future increases in the Benefit Base if your Contract Value exceeds your Benefit Base on subsequent Contract Anniversaries. You will continue to be assessed your current SecurePay Fee. If you purchased the SecurePay R72 Benefit, we also will no longer calculate the SecurePay Roll-up Value when determining your Benefit Base if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional SecurePay Roll-up Values. See ("SecurePay With RightTime® Option.")

If you purchased a SecurePay rider before May 1, 2009 and you purchased the SecurePay GMAB, you also will not be permitted to "step-up" the GMAB Guaranteed Amount or repurchase the SecurePay GMAB following its termination if you elect not to pay the increase in your SecurePay Fee. You will continue to be assessed your current SecurePay Fee, even though you will no longer be entitled to additional "step-ups" of the GMAB Guaranteed Amounts or repurchase the SecurePay GMAB following its termination. See Appendix F: The SecurePay GMAB (Not Available On or After May 1, 2009).

SecurePay Medical Evaluation Fee. Under the SecurePay rider, we will assess a charge for evaluating your request for an increased Annual Withdrawal Amount ("AWA") if we determine that you qualify for an increased AWA and you elect to begin taking your SecurePay withdrawals at the increased AWA. However, if you request an increase in AWA under the SecurePay ME feature more than twice, we will deduct the charge from your current Contract Value whether or not we determine that you qualify for an increased AWA and whether or not you begin taking your SecurePay withdrawals at the increased AWA. The current fee is $150 for Single Coverage and $300 for Joint Coverage if the AWA is increased. Although we may increase this charge, it will not be more than $300 per Covered Person. We will deduct the charge from your current Contract Value when you submit your Benefit Election Form. It is possible that this fee (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract. (See "Federal Tax Matters.")

Protective Income Manager Fee

We deduct a monthly fee for the Protective Income Manager rider that compensates us for the costs and risks we assume in providing this benefit. The percentage is currently 1.00% (on an annual basis) if you purchase the rider at the time you purchase the Contract and 1.10% (on an annual basis) if you purchase the rider under our RightTime® option. We calculate this fee as a percentage of the greatest of:

a)  the Contract Value on the fee calculation date;

b)  the Contract Value on the later of the Rider Effective Date or the most recent Reset Date; or

c)  if the rider is purchased on the Contract Effective Date, the sum of all Purchase Payments made within the first 120 days following the Contract Effective Date (this does not apply to fee calculations occurring during the 120-day period).

Beginning with the month following the Rider Effective Date and continuing monthly through the Annuity Commencement Date, we calculate the monthly Protective Income Manager rider fee as of each Valuation Period containing a Monthly Anniversary Day. We deduct the fee on the Valuation Day that occurs after the Valuation Period during which it was calculated. We deduct the Protective Income Manager rider fee from the Sub-Accounts of the Variable Account only; it is not deducted from the assets in the DCA. Accordingly, you must have transferred some assets from your DCA account to one or more Sub-Accounts in accordance with our Allocation Guidelines and Restrictions before the fee is charged. We treat the deduction of the monthly fee as a partial surrender, but we will not reduce any penalty-free surrender amount available under the Contract, and we will not treat the deduction as an Excess Withdrawal under the Protective Income Manager rider.

We reserve the right to increase the Protective Income Manager rider fee, but it will never exceed 2.20% (if purchased under our RightTime® option) or 2.00% (if purchased at time of Contract issue) on an annual basis. If we increase the Protective Income Manager rider fee, we will give you at least 30 days' notice prior to the increase. You may elect not to pay the increase in your Protective Income Manager rider fee. We must receive your Written Notice declining the increase before the end of the Valuation Period during which the new Protective Income Manager rider fee becomes effective. If you elect not to pay the increased Protective Income Manager rider fee, then we will "lock in" your most recent Protective Income Manager rider Payment Factor and will use this factor when we calculate your Optimal Withdrawal Amount on all future Contract Anniversaries. Your Protective Income Manager rider Payment Factor will never change, even if there is a Reset following the date you elect not to pay the fee increase. This could ultimately mean a significant reduction in your future Optimal Withdrawal Amount because the Protective Income Manager rider Payment Factors are designed to increase as the time remaining until the Maximum Annuity Commencement Date decreases. You should carefully consider whether or not it is in your best interest to decline an increase in the Protective Income Manager rider fee. See "Protective Income Manager rider with RightTime® Option."

Transfer Fee

Currently, there is no charge for transfers. Protective Life reserves the right, however, to charge $25 for each transfer after the first 12 transfers in any Contract Year. For the purpose of assessing the fee, we would consider each request to be one transfer, regardless of the number of Allocation Options affected by the transfer in one day. We would deduct the fee from the amount being transferred.

Contract Maintenance Fee

Prior to the Annuity Commencement Date, we deduct a contract maintenance fee of $30 from the Contract Value on each Contract Anniversary, and on any day that you surrender the Contract other than the Contract Anniversary. We will deduct the contract maintenance fee from the Allocation Options in the same proportion as their values are to the Contract Value. We will waive the contract maintenance fee in the event the Contract Value or the aggregate Purchase Payments reduced by surrenders and associated surrender charges equals or exceeds $50,000 on the date we are to deduct the contract maintenance fee.

Fund Expenses

The net assets of each Sub-Account of the Variable Account will reflect the investment management fees and other operating expenses the Funds incur. For each Fund, an investment manager receives a daily fee for its services. Some Funds also deduct 12b-1 fees from Fund assets. Over time these fees, which are paid out of a Fund's assets on an ongoing basis, will increase the cost of an investment in Fund shares. (See the prospectuses for the Funds for information about the Funds.)

Premium Taxes

Some states impose premium taxes at rates currently ranging up to 3.5%. If premium taxes apply to your Contract, we will deduct them from the Purchase Payment(s) when accepted or from the Contract Value upon a full or partial surrender, death or annuitization.

Other Taxes

Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

Other Information

We sell the Contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Contracts. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Contract benefits through the fees and charges imposed under the Contracts. See "Distribution of the Contracts" for more information about payments we make to the broker-dealers.

ANNUITY PAYMENTS

Annuity Commencement Date

On the Effective Date, the Annuity Commencement Date is the oldest Owner's or Annuitant's 95th birthday. You may elect a different Annuity Commencement Date, provided that it is no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose an Annuity Commencement Date that is less than 3 years after the most recent Purchase Payment. Annuity Commencement Dates that occur or are scheduled to occur at an advanced age for the Annuitant (e.g., past age 85), may in certain circumstances have adverse income tax consequences. (See "Federal Tax Matters".) Distributions from Qualified Contracts may be required before the Annuity Commencement Date. We will terminate the SecurePay rider or the Protective Income Manager rider if in effect on the Annuity Commencement Date. (See "Guaranteed Lifetime Withdrawal Benefits.")

Changing the Annuity Commencement Date.

The Owner may change the Annuity Commencement Date by Written Notice. The new Annuity Commencement Date must be at least 30 days after the date we receive the written request, and no later than the oldest Owner's or Annuitant's 95th birthday. You may not choose a new Annuity Commencement Date that is less than 3 years after the most recent Purchase Payment. You must also elect as your Annuity Option either payments for the life of the Annuitant with no certain period or for a certain period of no less than 10 years.

Annuity Value

The Annuity Value is the amount we will apply to the Annuity Option you have selected. Generally the Annuity Value is your Contract Value on the Annuity Commencement Date, less any applicable fees, charges and premium tax on that date. In the circumstances described below, however, we may use an Annuity Value that is higher than the Contract Value.

PayStream Plus® Annuitization Benefit.

If your Annuity Commencement Date is on or after your 10th Contract Anniversary and you select Annuity Option B (life income with or without a certain period) with a certain period of at least 10 years, your Annuity Value will be your Contract Value on the Annuity Commencement Date plus 2% of the Contract Value on that date, less any applicable fees, charges and premium tax.

Annuity Income Payments

On the Annuity Commencement Date, we will apply your Annuity Value to the Annuity Option you have selected to determine your annuity income payment. You may elect to receive a fixed income payment, a variable income payment, or a combination of both using the same Annuity Option and certain period.

Fixed Income Payments.

Fixed income payments are periodic payments from Protective Life to the designated Payee, the amount of which is fixed and guaranteed by Protective Life. Fixed income payments are not in any way dependent upon the investment experience of the Variable Account. Once fixed income payments have begun, they may not be surrendered.

Variable Income Payments.

Variable income payments are periodic payments from Protective Life to the designated Payee, the amount of which varies from one payment to the next as a reflection of the net investment experience of the Sub-Account(s) you select to support the payments. You may fully or partially surrender variable income payments for a commuted value if those payments are being made under Annuity Option A (payments for a certain period). Refer to Appendix C for an explanation of the commuted value calculation. You may not surrender variable income payments if those payments are being made under Annuity Option B (life income with or without a certain period).

A surrender charge will apply if you fully or partially surrender variable income payments within 7 years after our receipt of any Purchase Payment. In this case, the surrender charge will be determined as described in the "Charges and Deductions, Surrender Charge" section of this prospectus, but without regard to any penalty-free withdrawal amount that may have otherwise been available.

Annuity Units.

On the Annuity Commencement Date, we will apply the Annuity Value you have allocated to variable income payments (less applicable charges and premium taxes) to the variable Annuity Option you have selected. Using an interest assumption of 5%, we will determine the dollar amount that would equal a variable income payment if a payment were made on that date. (No payment is actually made on that date.) We will then allocate that dollar amount among the Sub-Accounts you selected to support your variable income payments, and we will determine the number of Annuity Units in each of those Sub-Accounts that is credited to your Contract. We will make this determination based on the Annuity Unit values established at the close of regular trading on the New York Stock Exchange on the Annuity Commencement Date. If the Annuity Commencement Date is a day on which the New York Stock Exchange is closed, we will determine the number of Annuity Units on the next day the New York Stock Exchange is open. The number of Annuity Units attributable to each Sub-Account under a Contract generally remains constant unless there is an exchange of Annuity Units between Sub-Accounts.

Determining the Amount of Variable Income Payments.

We will determine the amount of your variable income payment no earlier than five Valuation Days before the date on which a payment is due, using values established at the close of regular trading on the New York Stock Exchange that day.

We determine the dollar amount of each variable income payment attributable to each Sub-Account by multiplying the number of Annuity Units of that Sub-Account credited to your Contract by the Annuity Unit value (described below) for that Sub-Account on the Valuation Period during which the payment is determined. The dollar value of each variable income payment is the sum of the variable income payments attributable to each Sub-Account.

The Annuity Unit value of each Sub-Account for any Valuation Period is equal to (a) multiplied by (b) divided by (c) where:

(a)  is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated;

(b)  is the Annuity Unit value for the preceding Valuation Period; and

(c)  is a daily Assumed Investment Return (AIR) factor adjusted for the number of days in the Valuation Period.

The AIR is equal to 5%.

If the net investment return of the Sub-Account for a variable income payment period is equal to the AIR during that period, the variable income payment attributable to that Sub-Account for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the AIR for that period, the payment for that period will be greater than the payment for the prior period; to the extent that such net investment return falls short of the AIR for that period, the payment for that period will be less than the payment for the prior period.

Refer to Appendix C for an explanation of the variable income payment calculation.

Exchange of Annuity Units.

After the Annuity Commencement Date, you may exchange the dollar amount of a designated number of Annuity Units of a particular Sub-Account for an equivalent dollar amount of Annuity Units of another Sub-Account. On the date of the exchange, the dollar amount of a variable income payment generated from the Annuity Units of either Sub-Account would be the same. We allow only one exchange between Sub-Accounts in any calendar month, and allow no exchanges between the Guaranteed Account and the Variable Account.

Annuity Options.

You may select an Annuity Option, or change your selection by Written Notice that Protective Life receives no later than 30 days before the Annuity Commencement Date. You may not change your selection of an Annuity Option less than 30 days before the Annuity Commencement Date. We will send you a notice in advance of your Annuity Commencement Date which asks you to select your Annuity Option. If you have not selected an Annuity Option within 30 days of the Annuity Commencement Date, we will apply your Annuity Value to Option B — Life Income with Payments for a 10 Year Certain Period, with the Variable Account value used to purchase variable income payments and the Guaranteed Account value used to purchase fixed income payments.

You may select from among the following Annuity Options:

Option A — Payments For a Certain Period:

We will make payments for the period you select. No certain period may be longer than 30 years. Payments under this Annuity Option do not depend on the life of an Annuitant.

Option B — Life Income With Or Without A Certain Period:

Payments are based on the life of the named Annuitant(s). If you elect to include a certain period, we will make payments for the lifetime of the Annuitant(s), with payments guaranteed for the certain period you select. No certain period may be longer than 30 years. Payments stop at the end of the selected certain period or when the Annuitant(s) dies, whichever is later. We reserve the right to demand proof that the Annuitant(s) is living prior to making any payment under Option B. If no certain period is selected, no payments will be made after the death of the Annuitant(s), no matter how few or how many payments have been made.

Additional Option:

You may use the Annuity Value to purchase any annuity contract that we offer on the date you elect this option.

At this time Protective does not allow a "partial annuitization," i.e., we do not allow you to apply a portion of your Account Value to an annuity option while maintaining the remaining Account Value available for partial surrenders or a full surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

Minimum Amounts

If your Annuity Value is less than $5,000 on the Annuity Commencement Date, we reserve the right to pay the Annuity Value in one lump sum. If at any time your annuity income payments are less than the minimum payment amount according to the Company's rules then in effect, we reserve the right to change the frequency to an interval that will result in a payment at least equal to the minimum.

Death of Annuitant or Owner After Annuity Commencement Date

In the event of the death of any Owner on or after the Annuity Commencement Date, the Beneficiary will become the new Owner. If any Owner or Annuitant dies on or after the Annuity Commencement Date and before all benefits under the Annuity Option you selected have been paid, we will pay any remaining portion of such benefits at least as rapidly as under the Annuity Option in effect when the Owner or Annuitant died. After the death of the Annuitant, any remaining payments shall be payable to the Beneficiary unless you specified otherwise before the Annuitant's death.

YIELDS AND TOTAL RETURNS

From time to time, Protective Life may advertise or include in sales literature yields, effective yields, and total returns for the Sub-Accounts. These figures are based on historic results and do not indicate or project future performance.

Yields, effective yields, and total returns for the Sub-Accounts are based on the investment performance of the corresponding Funds. The Funds' performance also reflects the Funds' expenses, including any 12b-1 fees. Certain of the expenses of each Fund may be reimbursed by the investment manager. (See the Prospectuses for the Funds.)

Yields

The yield of the Oppenheimer Money Fund Sub-Account refers to the annualized income generated by an investment in the Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven day period over a 52 week period and is shown as a percentage of the investment. The effective yield is calculated similarly but when annualized the income earned by an investment in the Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Sub-Account (except the Oppenheimer Money Fund Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified 30 day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30 day or one month period is generated each period over a 12 month period and is shown as a percentage of the investment.

Total Returns

The total return of a Sub-Account refers to return quotations assuming an investment under a Contract has been held in the Sub-Account for various periods of time including a period measured from the date the Sub-Account commenced operations. Average annual total return refers to total return quotations that are based on an average return over various periods of time.

Certain Funds have been in existence prior to the investment by the Sub-Accounts in such Funds. Protective Life may advertise and include in sales literature the performance of the Sub-Accounts that invest in these Funds for these prior periods. The performance information of any period prior to the investments by the Sub-Accounts is calculated as if the Sub-Accounts had invested in those Funds during those periods, using current charges and expenses associated with the Contract.

Standardized Average Annual Total Returns

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which the quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Sub-Account from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied under the Contract and any surrender charges that would apply if you terminated the Contract at the end of each indicated period, but excluding any deductions for premium taxes.

When a Sub-Account has been in operation prior to the commencement of the offering of the Contract described in this prospectus, Protective Life may advertise and include in sales literature the performance of the

Sub-Accounts for these prior periods. The Sub-Account performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

Until a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for 10 years, Protective Life will always include quotes of standard average annual total return for the period measured from the date that Sub-Account began operations. When a Sub-Account (other than the Oppenheimer Money Fund Sub-Account) has been in operation for one, five and ten years, respectively, the standard version average annual total return for these periods will be provided.

Non-Standard Average Annual Total Returns

In addition to the standard version of average annual total return described above, total return performance information computed on non-standard bases may be used in advertisements or sales literature. Non-standard average annual total return information may be presented, computed on the same basis as the standard version except deductions may not include the surrender charges or the contract maintenance fee. In addition, Protective Life may from time to time disclose average annual total return in other non-standard formats and cumulative total return for Contracts funded by the Sub-Accounts.

Protective Life may, from time to time, also disclose yield, standard average annual total returns, and non-standard total returns for the Funds.

Non-standard performance data will only be disclosed if the standard performance data for the periods described in "Standardized Average Annual Total Returns," above, is also disclosed.

Performance Comparisons

Protective Life may, from time to time, advertise or include in sales literature Sub-Account performance relative to certain performance rankings and indices compiled by independent organizations. In advertising and sales literature, the performance of each Sub-Account may be compared to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to each of the Sub-Accounts. Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research Data Service ("VARDS"), and Morningstar Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper and Morningstar rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, Morningstar and VARDS each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Sub-Account to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

Other Matters

Protective Life may also report other information including the effect of tax-deferred compounding on a Sub-Account's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts.

All income and capital gains derived from Sub-Account investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Fund's investment experience is positive.

FEDERAL TAX MATTERS

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of the Contract. In addition, Protective Life makes no guarantee regarding any tax treatment — federal, state or local — of any Contract or of any transaction involving a Contract.

The Company's Tax Status

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a Contract. Protective Life does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in an Owner's Contract Value is generally not taxable to the Owner until received, either in the form of annuity payments as contemplated by the Contracts, or in some other form of distribution. However, this rule applies only if:

(1)  the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

(2)  the Company, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; and

(3)  the Owner is an individual (or an individual is treated as the Owner for tax purposes).

Diversification Requirements.

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner would generally be taxable currently on the excess of the Contact Value over the premiums paid for the Contract. Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment.

In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be currently includable in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but differ in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus not currently taxable on the income and gains). For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and Variable Account values than were addressed in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, the Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner.

As a general rule, Contracts held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for nonnatural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. Thus, if a group Contract is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for nonnatural Owners will apply with respect to:

(1)  Contracts acquired by an estate of a decedent by reason of the death of the decedent;

(2)  certain Qualified Contracts;

(3)  Contracts purchased by employers upon the termination of certain Qualified Plans;

(4)  certain Contracts used in connection with structured settlement agreements; and

(5)  Contracts purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Delayed Annuity Commencement Dates.

If the Contract's Annuity Commencement Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age (e.g., past age 85), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includable in the Owner's income.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

In the case of a partial surrender, amounts you receive are generally includable in income to the extent your Contract Value before the surrender exceeds your "investment in the contract." All amounts includable in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under a partial automatic withdrawal plan are treated as partial surrenders. In the case of a full surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the contract at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to Qualified Contracts) less any amounts previously received from the Contract which were not includable in income.

Partial and full surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Partial and full surrenders may also be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

As described elsewhere in this prospectus, the Company assesses a fee with respect to the Maximum Anniversary Value death benefit. The fee is assessed as a fee based on the Net Amount at Risk ("ValuPay Fee") or a death benefit-based fee ("CoverPay Fee"). The Company also assesses a fee for determining whether it will allow an increased amount of SecurePay withdrawals for certain medical conditions. It is possible that these fees (or some portion thereof) could be treated for federal tax purposes as a partial surrender from the Contract.

Taxation of Annuity Payments

Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the "investment in the contract" (defined above) you allocate to the variable Annuity Option when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed Annuity Option, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the Contract (determined under Treasury Department regulations).

Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another within the meaning of federal law. You should consult a tax adviser in those situations.

Annuity income payments may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Tax Consequences of Guaranteed Lifetime Withdrawal Benefits

Withdrawals, pledges, or gifts. In general, SecurePay and Protective Income Manager rider Withdrawals are treated for tax purposes as partial surrenders. As described elsewhere, in the case of a partial surrender, an assignment or pledge of any portion of a Contract, or a transfer of the Contract without adequate consideration, the Owner will be required to include in income an amount determined by reference to the excess of his or her Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract" at the time of the transaction. If you purchase the SecurePay or Protective Income Manager rider, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greater of (1) the AWA or Optimal Withdrawal Amount, as applicable, or (2) the Contract Value ("cash surrender value" in the case of a transfer without adequate consideration) over the "investment in the contract." In addition, if you purchased the SecurePay rider prior to May 1, 2009 and you selected the SecurePay GMAB, the IRS may determine that the income in connection with such transactions should be determined by reference to the excess of the greatest of the Contract Value ("cash surrender value" in the case of a transfer without adequate consideration), the GMAB Guaranteed Amount and the AWA over the "investment in the contract."

Annuity Payments. If the oldest Owner's or Annuitant's 95th birthday occurs while the SecurePay or Protective Income Manager rider is in effect, and we provide monthly payments equal to the greater of (1) the AWA or Optimal Withdrawal Amount, as applicable, divided by 12, and (2) payments under a life annuity with a 10 year certain period, we will treat such monthly payments as annuity income payments. Also, if the Contract Value is reduced to zero due to the deduction of fees and charges or a SecurePay or Protective Income Manager rider Withdrawal, we will treat periodic payments made on or after the Annuity Commencement Date established under the SecurePay or Protective Income Manager rider settlement as annuity income payments. As described above, annuity income payments are includable in gross income to the extent they exceed the exclusion amount. Once the total amount of the investment in the contract is excluded from income, annuity income payments will be fully taxable. It is possible that the total amount of the investment in the contract will be excluded from income as a result of partial surrenders taken prior to the Annuity Commencement Date established under the SecurePay or Protective Income Manager rider settlement, in which case all payments made on or after that date will be fully includable in income.

Taxation of Death Benefit Proceeds

Prior to the Annuity Commencement Date, we may distribute amounts from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includable in income as follows:

(1)  if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above; or

(2)  if distributed under an Annuity Option, they are taxed in the same manner as annuity income payments, as described above.

After the Annuity Commencement Date, if a guaranteed period exists under a life income Annuity Option and the Annuitant dies before the end of that period, payments we make to the Beneficiary for the remainder of that period are includable in income as follows:

(1)  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

(2)  if distributed in accordance with the existing Annuity Option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Assignments, Pledges, and Gratuitous Transfers

Other than in the case of Qualified Contracts (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the Contract Value is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's "investment in the contract" will increase to reflect the increase in the transferor's income. The exceptions for transfers to the Owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under federal law.

Penalty Tax on Premature Distributions

Where we have not issued the Contract in connection with a Qualified Plan, there generally is a 10% penalty tax on the amount of any payment from the Contract that is includable in income unless the payment is:

(a)  received on or after the Owner reaches age 59 1/2;

(b)  attributable to the Owner's becoming disabled (as defined in the tax law);

(c)  made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

(d)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law); or

(e)  made under a Contract purchased with a single Purchase Payment when the annuity starting date is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain Qualified Contracts.)

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a Contract that is includable in income by combining some or all of the annuity contracts a person owns that were not issued in connection with Qualified Plans. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity issued by Protective Life, the IRS may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment that was not received as an annuity (including surrenders prior to the Annuity Commencement Date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If you exchange all of another annuity contract and the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity income payment, or death benefit).

If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includible in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.

Medicare Hospital Insurance Tax on Certain Distributions

Effective for tax years beginning after December 31, 2012, a new Medicare hospital insurance tax of 3.8% will apply to some types of investment income, including certain amounts distributed from nonqualified annuities. This new tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Loss of Interest Deduction Where Contract Is Held By or For the Benefit of Certain Nonnatural Persons

In the case of Contracts issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of it's otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that the Owner received or accrued during the taxable year. Entities that are considering purchasing the Contract, or entities that will be Beneficiaries under a Contract, should consult a tax adviser.

QUALIFIED RETIREMENT PLANS

In General

The Contracts are also designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Those who are considering the purchase of a Contract for use in connection with a Qualified Plan should consider, in evaluating the suitability of the Contract, that the Contract requires a minimum initial Purchase Payment of at least $25,000. Numerous special tax rules apply to the participants in Qualified Plans and to Contracts used in connection with Qualified Plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Contracts often differ from federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for full surrenders, partial automatic withdrawals, partial surrenders, and annuity income payments under Qualified Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

If you use this Contract in connection with a Qualified Plan, the Owner and Annuitant generally must be the same individual and generally may not be changed. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act ("ERISA"), the spouse or former spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Contract.

In the case of Qualified Contracts, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities (IRAs), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your Contract, the PayStream Plus annuitization benefit, the benefits under the SecurePay rider, the benefits under the Protective Income Manager rider, and certain other benefits that the IRS may characterize as "other benefits" for purposes of the regulations under Code Section 401(a)(9), may increase the amount of the minimum required distribution that must be taken from your Contract.

There may be a 10% penalty tax on the taxable amount of payments from certain Qualified Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

(a)  received on or after the date the Owner reaches age 59 1/2;

(b)  received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

(c)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and his designated beneficiary (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax adviser. Certain other exceptions to the 10% penalty tax not described herein also may apply.

When issued in connection with a Qualified Plan, we will amend a Contract as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, the Company shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless the Company consents.

Following are brief descriptions of various types of Qualified Plans in connection with which the Company may issue a Contract.

Individual Retirement Accounts and Annuities.

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. IRAs are subject to limits on the amounts that may be contributed and deducted on the persons who may be eligible and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

However, you may not use the Contract in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

Roth IRAs.

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be either (1) made after the Owner attains the age of 59 1/2; (2) made after the Owner's death; (3) attributable to the Owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a (1) non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit-Sharing Plans.

Section 401(a) of the Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans.

Corporate and self-employed pension and profit sharing plans are also subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a plan, you should consider the effect of the minimum initial Purchase Payment of at least $25,000 on the plan's compliance with applicable nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice.

Section 403(b) Annuity Contracts.

Protective Life no longer issues Contracts under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from the Company. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Owners using the Contracts as a "Section 403(b) annuity contract" should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such Contracts.

Section 403(b) annuity contracts contain restrictions on withdrawals of:

  (i)  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

  (ii)  earnings on those contributions; and

  (iii)  earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if the employee has reached age 59 1/2, had a severance from employment, died, has become disabled, in the case of hardship, or if the amount is a qualified reservist distribution under Section 72(t)(2)(G) of the Code. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship. In addition, in the case of contracts issued on or after January 1, 2009, a Section 403(b) contract is permitted to distribute retirement benefits (other than those attributable to salary reduction contributions) to a participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. (These limitations on withdrawals and distributions do not apply to the extent the Company is directed to transfer or exchange some or all of the Contract Value to the issuer of another Section 403(b) annuity contract or into a Section 403(b)(7) custodial account.)

Income tax regulations impose a written plan requirement and certain information sharing requirements on Section 403(b) contracts (including Section 403(b) annuity contracts and Section 403(b)(7) custodial accounts, subject to certain conditions). In particular, a rollover to a Section 403(b) contract from an eligible retirement plan, a transfer to a Section 403(b) plan from another Section 403(b) plan, and the exchange of a Section 403(b) contract for another Section 403(b) contract under the same Section 403(b) plan must be permitted under the Section 403(b) plan pursuant to which the contract is maintained. In addition, the issuer of the Section 403(b) contract and the employer maintaining the Section 403(b) plan generally must agree to provide each other, from time to time, with information necessary for the Section 403(b) contract, or any other contract to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements. If these requirements are not met, there may be adverse tax consequences to the Contract Owner, including current taxation of amounts that would otherwise be tax deferred.

In light of the limitations in the income tax regulations, Protective, without prior approval, will not accept rollovers, transfers, or exchanges into a Section 403(b) annuity contract. A rollover, transfer, or exchange from your Section 403(b) annuity contract with Protective to another Section 403(b) contract may be made only if the other Section 403(b) annuity contract is maintained pursuant to a Section 403(b) plan that permits the rollover, transfer, or exchange. Before requesting a rollover, transfer, or exchange to another Section 403(b) contract, you should consult your tax advisor about the income tax consequences of the proposed transaction.

Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations.

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. The Contract will be issued in connection with a Section 457 deferred compensation plan sponsored by a state or local government only if the plan has established a trust to hold plan assets, including the Contract.

Guaranteed Lifetime Withdrawal Benefits

The Company offers for an additional charge two optional guaranteed lifetime withdrawal benefit riders — the SecurePay rider and the Protective Income Manager rider (collectively, the "GLWB riders"). As noted above, Qualified Plans are subject to numerous special requirements and there is no authoritative guidance from the IRS on the effects on a Qualified Plan of the purchase of a guaranteed lifetime withdrawal benefit such as the GLWB riders. Plan fiduciaries should consult a tax advisor before purchasing a Qualified Contract with a GLWB rider because the purchase of a GLWB rider could affect the qualification of the Contract and/or the Qualified Plan associated with the Contract. For example, corporate retirement plans are subject to nondiscrimination rules. The non-discrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated individuals. In evaluating whether the Contract with a Protective Income Manager rider is suitable for purchase in connection with such a plan, Plan fiduciaries should consider among other things the effect of the minimum initial purchase payment of $25,000 on the plan's compliance with the nondiscrimination requirements. In addition, certain types of Qualified Plans, such as a profit sharing plan under section 401(a) of the Code, must comply with certain qualified joint and survivor annuity rules ("QJSA rules") if a participant elects to receive a life annuity. The manner in which the QJSA rules apply to the GLWB riders is unclear. For example, it is unclear whether an election to receive benefits under a GLWB rider could be viewed as the election of a life annuity triggering certain spousal consent requirements. Noncompliance with the QJSA rules could affect the qualification of the Qualified Plan associated with your Contract. There may be other aspects of the GLWB riders that could affect a Qualified Plan's tax status which are not discussed here.

Direct Rollovers

If your Contract is used in connection with a pension, profit-sharing, or annuity plan qualified under Sections 401(a) or 403(a) of the Code, is a Section 403(b) annuity contract, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, Section 403(b) annuity contract or custodial account, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain Qualified Plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or the Company) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments (including surrenders prior to the Annuity Commencement Date) and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

GENERAL MATTERS

Error in Age or Gender

When a benefit of the Contract is contingent upon any person's age or gender, we may require proof of such. We may suspend payments until we receive proof. When we receive satisfactory proof, we will make the payments which were due during the period of suspension. Where the use of unisex mortality rates is required, we will not determine or adjust benefits based upon gender.

If after we receive proof of age and gender (where applicable), we determine that the information you furnished was not correct, we will adjust any benefit under this Contract to that which would be payable based upon the correct information. If we have underpaid a benefit because of the error, we will make up the underpayment in a lump sum. If the error resulted in an overpayment, we will deduct the amount of the overpayment from any current or future payment due under the Contract. We will deduct up to the full amount of any current or future payment until the overpayment has been fully repaid. Underpayments and overpayments will bear interest at an annual effective interest rate of 3% when permitted by the state of issue.

Incontestability

We will not contest the Contract.

Non-Participation

The Contract is not eligible for dividends and will not participate in Protective Life's surplus or profits.

Assignment or Transfer of a Contract

You have the right to assign or transfer a Contract if it is permitted by law. Generally, you do not have the right to assign or transfer a Qualified Contract. We do not assume responsibility for any assignment or transfer.

Any claim made under an assignment or transfer is subject to proof of the nature and extent of the assignee's or transferee's interest before we make a payment. Assignments and transfers have federal income tax consequences. An assignment or transfer may result in the Owner recognizing taxable income. (See "Taxation of Annuities in General, Assignments, Pledges and Gratuitous Transfers" in the prospectus.)

Notice

All instructions and requests to change or assign the Contract must be in writing in a form acceptable to us, signed by the Owner(s), and received at our administrative office. The instruction, change or assignment will relate back to and take effect on the date it was signed, except we will not be responsible for following any instruction or making any change or assignment before we receive it.

Modification

No one is authorized to modify or waive any term or provision of this Contract unless we agree to the modification or waiver in writing and it is signed by our President, Vice-President or Secretary. We reserve the right to change or modify the provisions of this Contract to conform to any applicable laws, rules or regulations issued by a government agency, or to assure continued qualification of the Contract as an annuity contract under the Code. We will send you a copy of the endorsement that modifies the Contract, and where required we will obtain all necessary approvals, including that of the Owner(s).

Reports

At least annually prior to the Annuity Commencement Date, we will send to you at the address contained in our records a report showing the current Contract Value and any other information required by law.

Settlement

Benefits due under this Contract are payable from our administrative office. You may apply the settlement proceeds to any payout option we offer for such payments at the time you make the election. Unless directed otherwise in writing, we will make payments according to the Owner's instructions as contained in our records at the time we make the payment. We shall be discharged from all liability for payment to the extent of any payments we make.

Receipt of Payment

If any Owner, Annuitant, Beneficiary or Payee is incapable of giving a valid receipt for any payment, we may make such payment to whomever has legally assumed his or her care and principal support. Any such payment shall fully discharge us to the extent of that payment.

Protection of Proceeds

To the extent permitted by law and except as provided by an assignment, no benefits payable under this Contract will be subject to the claims of creditors.

Minimum Values

The values available under the Contract are at least equal to the minimum values required in the state where the Contract is delivered.

Application of Law

The provisions of the Contract are to be interpreted in accordance with the laws of the state where the Contract is delivered, with the Code and with applicable regulations.

No Default

The Contract will not be in default if subsequent Purchase Payments are not made.

DISTRIBUTION OF THE CONTRACTS

Distribution

We have entered into an agreement with Investment Distributors, Inc. ("IDI") under which IDI has agreed to distribute the Contracts on a "best efforts" basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Contracts. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

IDI does not sell Contracts directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, "Selling Broker-Dealers") for the sale of the Contracts. Registered representatives of the Selling Broker-Dealers sell the Contracts directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Contracts.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Contracts. However, we may pay some or all of IDI's operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable annuity contracts, including the Contracts. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2008	$50,336
December 31, 2009	$187,079
December 31, 2010	$774,742

We offer the Contract on a continuous basis. While we anticipate continuing to offer the Contracts, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Contracts. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Contracts, including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contracts. Commissions and other incentives or payments described below are not charged directly to Contract owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contracts or from our general account.

Compensation Paid to All Selling Broker-Dealers. We pay commissions as a percentage of initial and subsequent Purchase Payments at the time we receive them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the distribution agreement, we do not expect them to exceed 8% of any Purchase Payment (if compensation is paid as a percentage of Purchase Payments) and/or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Contracts, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Contract typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of purchase payments and/or premiums we receive on our variable insurance products (including the Contracts), and (2) additional "trail" commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products (including Contract Values and Variable Account values of the Contracts). Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new purchase payments and/or premiums (including Purchase Payments for the Contracts) and/or maintaining a specified amount of contract and policy value (including Contract Values of the Contracts) with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation may provide preferential treatment with respect to our products (including the Contracts) in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer's registered representatives; and (3) payment of higher compensation to registered representatives for selling our products (including the Contracts) than for selling non-preferred products.

In 2010, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones, LPL Financial, UBS, Raymond James Allstate, ProEquities, Essex, AIG Advisor Group. in connection with the sale of our variable insurance products (including the Contracts). Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates' products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Contracts) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Contracts), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers' registered representatives.

Arrangements with Affiliated Selling Broker-Dealer. In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses. Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

Inquiries

You may make inquiries regarding a Contract by writing to Protective Life at its administrative office.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on IDI's, Protective Life's or the Variable Account's financial position.

VOTING RIGHTS

In accordance with its view of applicable law, Protective Life will vote the Fund shares held in the Variable Account at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Protective Life determines that it is allowed to vote such shares in its own right, it may elect to do so.

The number of votes available to an Owner will be calculated separately for each Sub-Account of the Variable Account, and may include fractional votes. The number of votes attributable to a Sub-Account will be determined by applying an Owner's percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. An Owner holds a voting interest in each Sub-Account to which that Owner has allocated Accumulation Units or Annuity Units. Before the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of Accumulation Units allocated for his or her Contract to the total dollar value of that Sub-Account. On or after the Annuity Commencement Date, the Owner's percentage interest, if any, will be percentage of the dollar value of the liability for future variable income payments to be paid from the Sub-Account to the total dollar value of that Sub-Account. The liability for future payments is calculated on the basis of the mortality assumptions, (if any), the Assumed Investment Return and the Annuity Unit Value of that Sub-Account. Generally, as variable income payments are made to the payee, the liability for future payments decreases as does the number of votes.

The number of votes which are available to the Owner will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

It is important that each Owner provide voting instructions to Protective Life because shares as to which no timely instructions are received and shares held by Protective Life in a Sub-Account as to which no Owner has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-Account. As a result, a small number of Owners may control the outcome of a vote. Voting instructions to abstain on any item to be voted upon will be applied to reduce the votes eligible to be cast on that item.

Protective Life will send or make available to each person having a voting interest in a Sub-Account proxy materials, reports, and other material relating to the appropriate Fund.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of the Variable Annuity Account A of Protective Life as of December 31, 2010 and the related statement of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 2010 and 2009 as well as the Report of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

The statutory financial statements of Protective Life and Annuity Insurance Company as of December 31, 2010 and 2009, and the related statutory statements of operations, changes in capital and surplus and cash flows for each of the two years then ended as well as the Report of Independent Auditors are contained in the Statement of Additional Information.

APPENDIX A
EXAMPLE OF DEATH BENEFIT CALCULATIONS

Assume an Owner is 55 on the Effective Date, 1/1/yy. Assume the following transactions occur prior to the Owner's death and that the Contract Value before the partial surrender on 4/1/(yy+2) is $125,000.

Date	Transaction	Amount
1/1/yy	Purchase Payment	$100,000
4/1/(yy+2)	Partial Surrender (including applicable surrender charges)	$25,000
10/1(yy+4)	Purchase Payment	$80,000

The Contract Values on each Contract Anniversary are shown below. These Contract Values are hypothetical and are solely for the purpose of illustrating death benefit calculations. The Contract Values presented are net of all expenses and charges including Fund expenses and Periodic Charges. This illustration does not reflect historical investment results, nor does it predict or guarantee future investment results. Actual results may be higher or lower.

Anniversary Date	Contract Value
1/1(yy+1)	$120,000
1/1(yy+2)	$130,000
1/1(yy+3)	$105,000
1/1(yy+4)	$110,000
1/1(yy+5)	$180,000

Finally, assume the Owner dies on 7/1(yy+5) when the Contract Value is $185,000. Also assume that proof of death was provided immediately, and no premium tax is applicable.

Return of Purchase Payments Death Benefit

The Return of Purchase Payments Death Benefit is equal to the greater of:

(1)  Contract Value of $185,000 or,

(2)  aggregate Purchase Payments less an adjustment for each surrender*, or $180,000 less $20,000 equals $160,000.

The death benefit payable is then $185,000.

*  The adjustment for each partial surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the death benefit at the time of the partial surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the death benefit in the same proportion on the date of the partial surrender is 20% of $100,000 or $20,000.

A-1

Maximum Anniversary Value Death Benefit

The Maximum Anniversary Value Death Benefit is equal to the greater of (1) the Contract Value, (2) the aggregate Purchase Payments less an adjustment for each partial surrender (see "Return of Purchase Payments Death Benefit," above), or (3) the greatest maximum anniversary value attained. A maximum anniversary value equals the Contract Value on the Contract Anniversary plus all subsequent Purchase Payments minus an adjustment for each subsequent amount surrendered**, as shown below.

Anniversary Date	Anniversary Value
1/1/(yy+1)	$120,000 minus $26,000 plus $80,000 equals $174,000
1/1/(yy+2)	$130,000 minus $26,000 plus $80,000 equals $184,000
1/1/(yy+3)	$105,000 plus $80,000 equals $185,000
1/1/(yy+4)	$110,000 plus $80,000 equals $190,000
1/1/(yy+5)	$180,000

**  The adjustment for each surrender is the amount that reduces the death benefit at the time of the surrender in the same proportion that the amount surrendered reduces the Contract Value. If the Contract Value is lower than the Maximum Anniversary Value Death Benefit at the time of the surrender, the adjustment will be larger than the amount surrendered. In this example, the $25,000 partial surrender reduces the $125,000 Contract Value on the date of the surrender by 20%. The amount that would reduce the Maximum Anniversary Value Death Benefit in the same proportion on the date of the surrender is 20% of $130,000 or $26,000.

The Maximum Anniversary Value Death Benefit is equal to the greater of:

(1)  Contract Value of $185,000,

(2)  aggregate Purchase Payments less an adjustment for each surrender (see "Return of Purchase Payments Death Benefit," above), or $180,000 less $20,000 equals $160,000.

(3)  the greatest maximum anniversary value attained, or $190,000.

The death benefit payable is then $190,000.

A-2

APPENDIX B
EXAMPLE OF SURRENDER CHARGE CALCULATION

Surrender charges are applied to Contract Value surrendered according to the table below:

Number of Full Years Elapsed Between the Date Purchase Payment was Accepted and the Date of Surrender		Surrender Charge Percentage
0		7.0%
1		7.0%
2		6.0%
3	+	0%

Assume an initial Purchase Payment of $100,000 is made on the Effective Date, followed 1 year later by a subsequent Purchase Payment of $25,000. On the second Contract Anniversary, assume the Contract Value is $130,000.

During the third Contract Year, when the Contract Value has increased to $135,000, a partial surrender of $10,000 is requested. On the fourth Contract Anniversary, when the contract Value is $145,000, a full surrender is requested. To start, the surrender charge can never exceed 9% of aggregate Purchase Payments, in this case, $11,250.

When the $10,000 partial surrender is requested, $5,000 represents earnings in the Contract and is available free of surrender charges. The remaining surrendered amount of $5,000 is allocated to the initial $100,000 Purchase Payment. Since 2 full years have elapsed since the initial Purchase Payment, a 6.0% surrender charge percentage will apply and the surrender charge is $5,000 times 6.0%, which equals $300.

From the $145,000 full surrender, $25,000 represents earnings in the Contract and is free of surrender charges. The remaining $120,000 is prorated to the Purchase Payments as follows:

•  $95,000 is allocated to the initial Purchase Payment

•  $25,000 is allocated to the subsequent Purchase Payment

Since 3 full years have elapsed since the initial Purchase Payment, a 0.0% surrender charge percentage will apply to $95,000.

Since 2 full years have elapsed since the subsequent Purchase Payment, a 6.0% surrender charge will apply to $25,000.

The total surrender charge upon the full surrender is $1,500.

B-1

APPENDIX C
EXPLANATION OF THE VARIABLE INCOME PAYMENT CALCULATION

Assuming an Annuity Value of $100,000 on the Annuity Commencement Date and annual variable income payments selected under Option A with a 5 year certain period, the dollar amount of the payment determined, but not paid, on the Annuity Commencement Date is calculated using an interest assumption of 5%, as shown below.

There are 5 annual payments scheduled. Assuming an interest rate of 5%, the applied Annuity Value is then assumed to have a balance of $0 after the last payment is made at the end of the 5th year. The amount of the payment determined on the Annuity Commencement Date is the amount necessary to force this balance to $0.

Date	Interest Earned During Year at 5%	Annuity Value Before Payment	Payment Made	Annuity Value After Payment
Annuity Commencement Date		$100,000.00	$0.00	$100,000.00
End of 1st year	$5,000.00	$105,000.00	$23,097.48	$81,902.52
End of 2nd year	$4,095.13	$85,997.65	$23,097.48	$62,900.17
End of 3rd year	$3,145.01	$66,045.17	$23,097.48	$42,947.69
End of 4th year	$2,147.38	$45,095.08	$23,097.48	$21,997.60
End of 5th year	$1,099.88	$23,097.48	$23,097.48	$0.00

Assuming an interest rate of 5%, a payment of $23,097.48 is determined, but not paid, on the Annuity Commencement Date.

The actual variable income payment made at the end of the 1st year will equal $23,097.48 only if the net investment return during the 1st year equals 5%. If the net investment return exceeds 5%, then the 1st payment will exceed $23,097.48. If the net investment return is less than 5%, then the 1st payment will be less than $23,097.48.

Subsequent variable payments will vary based on the net investment return during the year in which the payment is scheduled to be made. A payment will equal the payment made at the end of the prior year only if the net investment return equals 5%. If the net investment return exceeds 5%, then the payment will exceed the prior payment. If the net investment return is less than 5%, then the payment will be less than the prior payment.

EXPLANATION OF THE COMMUTED VALUE CALCULATION

A Contract may be fully or partially surrendered for a commuted value while variable income payments under Annuity Option A are being made. (See "Annuity Options.") If the Contract is surrendered, the amount payable will be the commuted value of future payments at the assumed interest rate of 5%, which will be equal to the values shown in the column titled "Annuity Value after Payment," above. If the Contract is surrendered while variable income payments are being made under Annuity Option A and within 3 years of a Purchase Payment, the amount payable will be reduced by any applicable surrender charge. (See "Annuity Income Payments, Variable Income Payments.")

C-1

APPENDIX D
CONDENSED FINANCIAL INFORMATION

Sub-Accounts

The date of inception of each of the Sub-Accounts available in the ProtectiveRewards® Elite NY Variable Annuity Contract as follows:

October 2, 2000 — Invesco Van Kampen V.I. MidCap Growth II
 May 1, 2002 — Lord Abbett Bond-Debenture
Lord Abbett Growth and Income
Lord Abbett Mid-Cap Value
 May 1, 2008 — Fidelity VIP Contrafund®-SC2
Fidelity VIP Equity-Income-SC2
Fidelity VIP Freedom Fund — 2015 Maturity-SC2
Fidelity VIP Freedom Fund — 2020 Maturity-SC2
Fidelity VIP Growth-SC2
Fidelity VIP Index 500-SC2
Fidelity VIP Investment Grade Bond-SC2
Fidelity VIP Mid-Cap-SC2
Franklin Flex Cap Growth Securities-C2
Franklin Income Securities-C2
Franklin Rising Dividends Securities-C2
Franklin Small-Mid Cap Growth Securities-C2
Franklin U.S. Government-C2
Goldman Sachs Strategic Growth (formerly Capital Growth) Service Class
Goldman Sachs Large Cap Value (formerly Growth and Income) Service Class
Goldman Sachs Strategic International Equity Service Class
Goldman Sachs Structured Small Cap Equity Service Class
Goldman Sachs Structured U.S. Equity Service Class
Lord Abbett Capital Structure (formerly America's Value)
Lord Abbett Growth Opportunities
Lord Abbett International Opportunities (formerly International)
Lord Abbett Classic Stock (formerly Large-Cap Core)
MFS Growth SS (formerly Emerging Growth SS)
MFS Investors Growth Stock SS	May 1, 2008 — MFS Investors Trust SS
MFS New Discovery SS
MFS Research SS
MFS Total Return SS
MFS Utilities SS
Mutual Shares Securities-C2
Oppenheimer Capital Appreciation SS
Oppenheimer Global Securities SS
Oppenheimer High Income SS
Oppenheimer Main Street SS
Oppenheimer Small- & Mid-Cap Growth (formerly Mid-Cap)
Oppenheimer Money Fund
Oppenheimer Global Strategic Income (formerly Strategic Bond)
Templeton Foreign Securities-C2
Templeton Global Bond Securities-C2 (formerly Templeton Global Income Securities-C2)
Templeton Growth Securities-C2
Invesco Van Kampen V.I. Capital Growth II
Invesco Van Kampen V.I.
Comstock II
Invesco Van Kampen V.I.
Enterprise II*
Invesco Van Kampen V.I. Government II
Invesco Van Kampen V.I. Growth and Income II
Invesco V.I. Government
Securities II
Equity and Income II
UIF Global Real Estate II
Invesco V.I. International Growth II
 November 2, 2009 — Franklin Small Cap Value Securities — Class 2
Goldman Sachs VIT Growth Opportunities — Service Class
Legg Mason Clearbridge
Mid Cap Core II
Legg Mason Clearbridge Small Cap Growth II
Lord Abbett Fundamental Equity (formerly All Value)
MFS Research Bond SS

November 2, 2009 — MFS Value SS PIMCO VIT Long-Term US Government Advisor PIMCO VIT Low Duration Advisor PIMCO VIT Real Return Advisor PIMCO VIT Short-Term Advisor PIMCO VIT Total Return Advisor	November 2, 2009 — Royce Capital Micro-Cap Service Class
Royce Capital Small-Cap Service Class
Invesco V.I. Balanced Risk
Allocation
Invesco Van Kampen V.I.
US Mid Cap Value II
May 1, 2010 — Goldman Sachs MidCap Value Fund Service Class

*  The Van Kampen LIT Enterprise Portfolio was liquidated April 24, 2009.

Accumulation Units

The following tables show, for each available Sub-Account, Accumulation Unit values and outstanding Accumulation Units for the class of Accumulation Units available in the ProtectiveRewards® Elite NY Variable Annuity Contract as of December 31 of each year listed. We offer other variable annuity contracts with classes of Accumulation Units in each available Sub-Account that have different mortality and expense risk charges and administration charges than the class of Accumulation Units offered in the ProtectiveRewards® Elite NY Variable Annuity. Only the classes of Accumulation Units available in the ProtectiveRewards® Elite NY Variable Annuity Contract are shown in the following tables. For charges associated with this class of Accumulation Units, see "Fees and Expenses, Periodic Charges," on page 4 of this prospectus.
You should read the information in the following tables in conjunction with the Variable Account's financial statements and the related notes in the Statement of Additional Information.

Accumulation Unit Values

ALL ACCUMULATION UNIT VALUES ARE ROUNDED TO THE NEAREST WHOLE CENT

Sub Account	Year Ended
Fidelity VIP Contrafund® — Service Class 2	2010 2009 2008	$14.79 $12.84 $9.62
Fidelity VIP Equity-Income — Service Class 2	2010 2009 2008	$11.65 $10.29 $8.04
Fidelity VIP Freedom Fund — 2015 Maturity — Service Class 2	2010 2009 2008	$10.38 $9.35 $7.59
Fidelity VIP Freedom Fund — 2020 Maturity — Service Class 2	2010 2009 2008	$10.14 $9.01 $7.11
Fidelity VIP Growth — Service Class 2	2010 2009 2008	$11.45 $9.38 $7.44
Fidelity VIP Index 500 — Service Class 2	2010 2009 2008	$12.02 $10.63 $8.55

Sub Account	Year Ended
Fidelity VIP Investment Grade Bond — Service Class 2	2010 2009 2008	$12.44 $11.74 $10.32
Fidelity VIP Mid-Cap — Service Class 2	2010 2009 2008	$19.05 $15.04 $10.92
Franklin Templeton — Franklin Flex Cap Growth Securities — Class 2	2010 2009 2008	$10.72 $9.36 $7.15
Franklin Templeton — Franklin Income Securities — Class 2	2010 2009 2008	$11.83 $10.66 $7.98
Franklin Templeton — Franklin Rising Dividends Securities — Class 2	2010 2009 2008	$10.36 $8.71 $7.54
Franklin Templeton — Small Cap Value Securities — Class 2	2010 2009	$12.85 $10.17
Franklin Templeton — Franklin Small-Mid Cap Growth Securities — Class 2	2010 2009 2008	$10.95 $8.71 $6.16
Franklin Templeton — Mutual Shares Securities — Class 2	2010 2009 2008	$9.50 $8.67 $6.99
Franklin Templeton — Templeton Foreign Securities — Class 2	2010 2009 2008	$10.83 $10.14 $7.51
Franklin Templeton — Templeton Global Bond Securities (formerly Templeton Global Income Securities) — Class 2	2010 2009 2008	$14.69 $13.07 $11.18
Franklin Templeton — Templeton Growth Securities — Class 2	2010 2009 2008	$8.94 $8.45 $6.54
Franklin Templeton — U.S. Government Fund — Class 2	2010 2009 2008	$11.63 $11.21 $11.04
Goldman Sachs Strategic Growth (formerly Capital Growth) — Service Class	2010 2009 2008	$13.54 $12.44 $8.56
Goldman Sachs Large Cap Value (formerly Growth and Income) — Service Class	2010 2009 2008	$11.86 $10.86 $9.35

Sub Account	Year Ended
Goldman Sachs Strategic International Equity — Service Class	2010 2009 2008	$12.80 $11.80 $9.33
Goldman Sachs Structured Small Cap Equity — Service Class	2010 2009 2008	$14.83 $11.59 $9.25
Goldman Sachs Structured U.S. Equity — Service Class	2010 2009 2008	$12.36 $11.14 $9.36
Goldman Sachs VIT Growth Opportunities — Service Class	2010 2009	$12.78 $10.87
Goldman Sach MidCap Value — Service Class	2010 —	$11.04 —
Legg Mason ClearBridge Variable Mid Cap Core II	2010 2009	$12.53 $10.42
Legg Mason ClearBridge Variable Small Cap Growth II	2010 2009	$13.00 $10.58
Lord Abbett Capital Structure (formerly America's Value)	2010 2009 2008	$15.92 $14.08 $11.58
Lord Abbett Bond-Debenture	2010 2009 2008	$17.02 $15.38 $11.63
Lord Abbett Growth and Income	2010 2009 2008	$11.78 $10.18 $8.69
Lord Abbett Growth Opportunities	2010 2009 2008	$17.55 $14.49 $10.11
Lord Abbett International Opportunities (formerly International)	2010 2009 2008	$9.63 $8.07 $5.54
Lord Abbett Classic Stock (formerly Large-Cap Core)	2010 2009 2008	$10.08 $8.97 $7.25
Lord Abbett Mid-Cap Value	2010 2009 2008	$13.56 $10.97 $8.80
Lord Abbett Fundamental Equity (formerly All Value)	2010 2009	$12.28 $10.47

Sub Account	Year Ended
MFS Growth — Service Shares	2010 2009 2008	$16.13 $14.23 $10.52
MFS Investors Growth Stock — Service Shares	2010 2009 2008	$6.71 $6.08 $4.44
MFS Investors Trust — Service Shares	2010 2009 2008	$13.73 $12.57 $10.09
MFS New Discovery — Service Shares	2010 2009 2008	$25.47 $19.02 $11.85
MFS Research — Service Shares	2010 2009 2008	$14.38 $12.62 $9.84
MFS Total Return — Service Shares	2010 2009 2008	$18.00 $16.67 $14.37
MFS Utilities — Service Shares	2010 2009 2008	$23.53 $21.04 $16.08
MFS Research Bond — Service Shares	2010 2009	$10.58 $10.02
MFS Value — Service Shares	2010 2009	$11.43 $10.43
OppenheimerFunds Capital Appreciation — Service Shares	2010 2009 2008	$15.92 $14.81 $10.43
OppenheimerFunds Global Securities — Service Shares	2010 2009 2008	$24.97 $21.91 $15.96
OppenheimerFunds High Income — Service Shares	2010 2009 2008	$4.05 $3.59 $2.90
OppenheimerFunds Main Street — Service Shares	2010 2009 2008	$13.19 $11.56 $9.17
OppenheimerFunds Small- & Mid-Cap Growth (formerly Mid Cap) — Service Shares	2010 2009 2008	$12.85 $10.26 $7.88

Sub Account	Year Ended
OppenheimerFunds Money Fund	2010 2009 2008	$1.36 $1.38 $1.40
OppenheimerFunds Strategic Income Fund (formerly Strategic Bond) — Service Shares	2010 2009 2008	$18.62 $16.47 $14.12
PIMCO VIT Long-Term US Government Advisor	2010 2009 —	$10.33 $9.41 —
PIMCO VIT Low Duration Advisor	2010 2009 —	$10.44 $10.07 —
PIMCO VIT Real Return Advisor	2010 2009 —	$10.76 $10.12 —
PIMCO VIT Short-Term Advisor	2010 2009 —	$10.05 $10.01 —
PIMCO VIT Total Return Advisor	2010 2009 —	$10.63 $9.99 —
Royce Capital Fund Micro-Cap Service Class	2010 2009 —	$13.57 $10.60 —
Royce Capital Fund Small-Cap Service Class	2010 2009 —	$12.19 $10.29 —
Invesco Van Kampen V.I. Comstock II Fund, Series II	2010 2009 2008	$15.25 $13.38 $10.58
Van Kampen LIT Enterprise II	2010 2009 2008	$3.72 $3.78 $3.72
Invesco V.I. Government Securities Fund, Series II	2010 2009 2008	$11.32 $10.96 $11.03
Invesco Van Kampen V.I. Growth and Income Fund, Series II	2010 2009 2008	$13.83 $12.52 $10.24
Invesco V.I. Balanced Risk Allocation Fund, Series II	2010 2009	$10.99 $10.20

Sub Account	Year Ended
Invesco Van Kampen V.I. Mid Cap Growth Fund, Series II	2010 2009 2008	$6.31 $5.03 $3.27
Van Kampen LIT Capital Growth II	2010 2009 2008	$5.12 $4.35 $2.67
Invesco Van Kampen V. I. Equity and Income Fund, Series II	2010 2009 2008	$15.04 $13.63 $11.30
UIF Global Real Estate II	2010 2009 2008	$9.74 $8.09 $5.80
Invesco V.I. International Growth Fund, Series II	2010 2009 2008	$8.15 $7.53 $5.60
Invesco Van Kampen V. I. US Mid Cap Value Fund, Series II	2010 2009	$12.53 $10.41

Accumulation Unit Outstanding

ALL ACCUMULATION UNITS ARE ROUNDED TO THE NEAREST UNIT

Sub Account	Year Ended
Fidelity VIP Contrafund® — Service Class 2	2010	17,218
	2009	7,315
	2008	—
Fidelity VIP Equity-Income — Service Class 2	2010 2009 2008	12,696 12,628 —
Fidelity VIP Freedom Fund — 2015 Maturity — Service Class 2	2010 2009 2008	— — —
Fidelity VIP Freedom Fund — 2020 Maturity — Service Class 2	2010 2009 2008	— — —
Fidelity VIP Growth — Service Class 2	2010 2009 2008	— — —
Fidelity VIP Index 500 — Service Class 2	2010 2009 2008	1,966 — —
Fidelity VIP Investment Grade Bond — Service Class 2	2010 2009 2008	23,051 13,482 —
Fidelity VIP Mid-Cap — Service Class 2	2010 2009 2008	8,034 1,219 —
Franklin Templeton — Franklin Flex Cap Growth Securities — Class 2	2010 2009 2008	— — —
Franklin Templeton — Franklin Income Securities — Class 2	2010 2009 2008	7,168 857 —
Franklin Templeton — Franklin Rising Dividends Securities — Class 2	2010	21,591
	2009	15,586
	2008	—
Franklin Templeton — Small Cap Value Securities — Class 2	2010 2009 2008	560 — —

Sub Account	Year Ended
Franklin Templeton — Franklin Small-Mid-Cap Growth Securities — Class 2	2010 2009 2008	8,564 8,471 —
Franklin Templeton — Mutual Shares Securities — Class 2	2010 2009 2008	40,028 14,894 —
Franklin Templeton — Templeton Foreign Securities — Class 2	2010 2009 2008	2,622 1,096 —
Franklin Templeton — Templeton Global Bond Securities (formerly Templeton Global Income Securities) — Class 2	2010 2009 2008	7,404 1,533 —
Franklin Templeton — Templeton Growth Securities — Class 2	2010 2009 2008	316 55 —
Franklin Templeton — U.S. Government Fund — Class 2	2010 2009 2008	20,340 5,988 —
Goldman Sachs Strategic Growth (formerly Capital Growth) — Service Class	2010 2009 2008	8,494 1,325 —
Goldman Sachs Large Cap Value (formerly Growth and Income) — Service Class	2010 2009 2008	11,074 2,528 —
Goldman Sachs Strategic International Equity — Service Class	2010 2009 2008	6,378 5,355 —
Goldman Sachs Structured Small Cap Equity — Service Class	2010 2009 2008	— — —
Goldman Sachs Structured U.S. Equity — Service Class	2010 2009 2008	1,014 959 —
Goldman Sachs VIT Growth Opportunities — Service Class	2010 2009 —	1,634 — —
Goldman Sachs MidCap Value — Service Class	2010 —	— —

Sub Account	Year Ended
Legg Mason ClearBridge Variable Mid Cap Core II	2010 2009 —	1,150 — —
Legg Mason ClearBridge Variable Small Cap Growth II	2010 2009 —	546 — —
Lord Abbett Capital Structure (formerly America's Value)	2010 2009 2008	— — —
Lord Abbett Bond-Debenture	2010 2009 2008	28,591 12,113 —
Lord Abbett Growth and Income	2010 2009 2008	8,230 46 —
Lord Abbett Growth Opportunities	2010 2009 2008	— — —
Lord Abbett International Opportunities (formerly International)	2010 2009 2008	1,451 364 —
Lord Abbett Classic Stock (formerly Large-Cap Core)	2010 2009 2008	1,050 — —
Lord Abbett Mid-Cap Value	2010 2009 2008	763 234 —
Lord Abbett Fundamental Equity (formerly All Value)	2010 2009 2008	— — —
MFS Growth — Service Shares	2010 2009 2008	— — —
MFS Investors Growth Stock — Service Shares	2010 2009 2008	5,589 5,509 —
MFS Investors Trust — Service Shares	2010 2009 2008	2,752 — —

Sub Account	Year Ended
MFS New Discovery — Service Shares	2010 2009 2008	2,814 587 —
MFS Research — Service Shares	2010 2009 2008	329 — —
MFS Total Return — Service Shares	2010 2009 2008	3,567 2,590 —
MFS Utilities — Service Shares	2010 2009 2008	2,252 365 —
MFS Research Bond SC	2010 2009 —	8,042 — —
MFS Value SC	2010 2009 —	2,999 — —
OppenheimerFunds Capital Appreciation — Service Shares	2010 2009 2008	4,221 4,136 —
OppenheimerFunds Global Securities — Service Shares	2010 2009 2008	7,554 3,255 —
OppenheimerFunds High Income — Service Shares	2010 2009 2008	1,766 1,190 —
OppenheimerFunds Main Street — Service Shares	2010 2009 2008	12,045 11,173 —
OppenheimerFunds Small- & Mid-Cap Growth (formerly Mid Cap) — Service Shares	2010 2009 2008	250 247 —
OppenheimerFunds Money Fund	2010 2009 2008	42,890 2,478 —
OppenheimerFunds Strategic Income (formerly Strategic Bond) — Service Shares	2010 2009 2008	14,890 9,747 —

Sub Account	Year Ended
PIMCO VIT Long-Term US Government Advisor	2010 2009 —	2,518 — —
PIMCO VIT Low Duration Advisor	2010 2009 —	6,749 — —
PIMCO VIT Real Return Advisor	2010 2009 —	23,806 — —
PIMCO VIT Short-Term Advisor	2010 2009 —	4,671 — —
PIMCO VIT Total Return Advisor	2010 2009 —	40,551 1,356 —
Royce Capital Fund Micro-Cap Service Class	2010 2009 —	642 — —
Royce Capital Fund Small-Cap Service Class	2010 2009 —	6,178 — —
Invesco Van Kampen V.I. Comstock II Fund, Series II	2010 2009 2008	558 — —
Van Kampen LIT Enterprise II	2010 2009 2008	— — —
Invesco V.I. Government Securities Fund, Series II	2010 2009 2008	713 — —
Invesco Van Kampen V.I. Growth and Income Fund, Series II	2010 2009 2008	14,298 1,118 —
Invesco V.I. Balanced Risk Allocation Fund, Series II	2010 2009 2008	— — —
Invesco Van Kampen V.I. Mid Cap Growth Fund, Series II	2010 2009 2008	4,966 544 —

Sub Account	Year Ended
Van Kampen LIT Capital Growth II	2010 2009 2008	— — —
Invesco Van Kampen V.I. Equity and Income Fund, Series II	2010 2009 2008	4,743 — —
UIF Global Real Estate II	2010 2009 2008	2,291 — —
Invesco V.I. International Growth Fund, Series II	2010 2009 2008	1,219 1,215 —
Invesco Van Kampen V.I. US Mid Cap Value Fund, Series II	2010 2009 2008	— — —

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APPENDIX E

Example of SecurePay Rider with the SecurePay R72 Benefit

For Contract Owners Who Purchased the Rider on or After May 1, 2009

The purpose of the following example is to demonstrate the operation of the SecurePay Rider with the SecurePay R72 Benefit ("SecurePay Rider") for Contract Owners who purchased the rider on or after May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 55 years old on the Effective Date

•  Purchased the SecurePay Rider with the SecurePay R72 Benefit at time of Contract Purchase and after May 1, 2009

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 13 years after the Rider Effective Date

•  Because Joe was 68 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value		SecurePay Roll-Up Value		Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000		N/A		100,000		100,000	(A)	100,000	(A)	—	—
1	15,000	(B)	—		119,336		122,200	(C)	122,200	(D)	—	—
2	—		—		133,212		130,998	(E)	133,212	(F)	—	—
3	10,000	(G)	—		145,941		142,803	(H)	142,803	(I)	—	—
4	—		—		154,057		153,084		153,084	(J)	—	—
5	—		—		116,753		164,106		164,106	(K)	—	—
6	—		—		99,317		175,922		175,922	(L)	—	—
7	—		—		117,908		188,588		188,588	(M)	—	—
8	—		—		93,575		188,588	(N)	188,588	(O)	—	—
9	12,000		—		112,836		202,166	(P)	202,166	(Q)	—	—
10	—		10,000		105,382	(R)	197,939	(S)	197,939	(T)	—	—
11	—		—		120,015		212,191		212,191	(U)	—	—
12	—		—		143,194		N/A	(V)	212,191	(W)	—	—
13	—		10,610	(X)	150,931		N/A		212,191		10,610	—
14	—		10,610	(X)	158,078		N/A		212,191		10,610	—
15	—		10,610	(X)	155,209		N/A		212,191		10,610	—
16	—		2,000	(Y)	163,611		N/A		212,191		10,610	8,610	(Y)
17	—		10,610	(Z)	154,962		N/A		212,191		10,610	—
18	—		10,610	(Z)	152,795		N/A		212,191		10,610

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000

(B)  The $15,000 Purchase Payment is made six months following the Contract Effective Date and is added to the current Benefit Base of $100,000 at that time. The new Benefit Base is $115,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

(C)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($115,000) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $100,000).

(D)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $115,000, $119,336, and $122,200, respectively).

(E)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($122,200) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $122,200).

(F)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-Up Value (max of $122,200, $133,212, and $130,998, respectively).

(G)  The $10,000 Purchase Payment is not added to the current Benefit Base because it is made more than 2 years after the Rider Effective Date.

(H)  The SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($133,212) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $133,212).

(I)  The SecurePay Roll-Up Value ($142,803) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($145,941 – $10,000).

(J)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $144,057 ($154,057 – $10,000).

(K)  The SecurePay Roll-Up Value ($164,106) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($116,753 – $10,000).

(L)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $89,317 ($99,317 – $10,000).

(M)  The SecurePay Roll-Up Value ($188,588) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($117,908 – $10,000).

(N)  Since the Contract Value is <50% of the most recently calculated Benefit Base ($188,588), the SecurePay Roll-Up Value does not change.

(O)  The SecurePay Roll-Up Value ($188,588) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($93,575 – $10,000).

(P)  Since the Contract Value is >=50% of the most recently calculated Benefit Base ($188,588), the SecurePay Roll-Up Value is equal to the most recently calculated Benefit Base ($188,588) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $188,588).

(Q)  The SecurePay Roll-Up Value ($202,166) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($112,836 – $22,000).

(R)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 8.7% ($10,000 [amount of withdrawal]/$115,382 [Contract Value before withdrawal] = 0.087. The new Benefit Base is $184,645 ($202,166 – ($202,166 * ($10,000/$115,382))).

(S)  The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (.072 * $202,166 * (1 – .087)) to $13,294. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($184,645 + $13,294).

(T)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value ($105,382 – $22,000) and the SecurePay Roll-Up Value ($197,939).

(U)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $98,015 ($120,015 – $22,000).

(V)  Since 10 contract anniversaries have elapsed where the Roll-up Amount was >$0 (ie, the SecurePay Roll-Up Value increased), the Roll-Up period ends.

(W)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $121,194 ($143,194 – $22,000).

(X)  For the next three years, Joe takes the full Annual Withdrawal Amount of $10,610 (.05 * $212,191)

(Y)  In year 16, Joe only takes $2,000 of the available $10,610. Please note that the $8,610 is not carried over to the next year.

(Z)  For the last two years, Joe takes the full Annual Withdrawal Amount of $10,610 (.05 * $212,191)

Example of SecurePay Rider
(without the SecurePay R72 Benefit)
For Contract Owners Who Purchased the Rider on or After May 1, 2009

The purpose of the following example is to demonstrate the operation of SecurePay ("SecurePay Rider") without the SecurePay R72 Benefit for Contract Owners who purchased the rider on or after May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 55 years old on the Effective Date

•  Purchased the SecurePay Rider at time of Contract Purchase and after May 1, 2009

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 11 years after the Rider Effective Date

•  He received the 5% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value	Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000		N/A		100,000	100,000	(A)	0	0
1	50,000	(B)	0		153,975	153,975	(C)	0	0
2	0		0		161,676	161,676	(D)	0	0
3	25,000	(E)	0		210,964	185,964	(F)	0	0
4	0		0		208,164	185,964	(G)	0	0
5	0		0		246,037	221,037	(H)	0	0
6	15,000	(I)	0		249,536	221,037	(J)	0	0
7	0		0		290,987	250,987	(K)	0	0
8	0		10,000	(L)	288,172	248,172	(M)	0	0
9	0		0		312,085	272,085	(N)	0	0
10	0		0		337,317	297,317	(O)	0	0
11	0		14,866	(P)	313,603	297,317		14,866	0
12	0		14,866	(P)	329,576	297,317		14,866	0
13	0		14,866	(P)	333,375	297,317		14,866	0
14	0		5,000	(Q)	359,462	319,462	(Q)	14,866	9,866	(Q)
15	0		15,973	(R)	355,423	319,462		15,973	0
16	0		15,973	(R)	348,558	319,462		15,973	0
17	0		15,973	(R)	334,053	319,462		15,973	0

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

(C)  The Benefit Base of $150,000 is compared to the Anniversary Value of $153,975. The Benefit Base steps up to $153,975.

(D)  The Benefit Base steps up to the Anniversary Value of $161,676.

(E)  The $25,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

(F)  The Anniversary Value equals $185,964 ($210,964 – $25,000). The Benefit Base steps up to $185,964, since that is greater than the current Benefit Base of $161,676.

(G)  The Benefit Base remains at $185,964 since the Anniversary Value is less ($208,164 – $25,000 = 183,164).

(H)  The Benefit Base steps up to the Anniversary Value of $221,037 ($246,037 – $25,000).

(I)  The $15,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

(J)  The Benefit Base remains at $221,037 since the Anniversary Value is less ($249,536 – $40,000 = $209,536).

(K)  The Benefit Base steps up to the Anniversary Value of $250,987 ($290,987 – $40,000).

(L)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal] /$298,172 [Contract Value before withdrawal] = 0.034). The new Benefit Base is $242,569 ($250,987 – ($250,987 * ($10,000/$298,172))).

(M)  The Benefit Base steps up to the Anniversary Value of $248,172 ($288,172 – $40,000).

(N)  The Benefit Base steps up to the Anniversary Value of $272,085 ($312,085 – $40,000).

(O)  The Benefit Base steps up to the Anniversary Value of $297,317 ($337,317 – $40,000).

(P)  For the next three years, Joe takes the full Annual Withdrawal Amount of $14,866 (.05 x $297,317).

(Q)  In year 14, Joe only takes $5,000 of the available $14,866. Please note that the $9,866 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000).

(R)  For the last three years, Joe takes the full Annual Withdrawal Amount of $15,973 (.05 x $319,462).

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APPENDIX F

The SecurePay GMAB (Not Available On or After May 1, 2009)

If you purchased the SecurePay rider prior to May 1, 2009, we offered the rider by itself or, for an increased SecurePay Fee, with an optional SecurePay feature that could be selected at the time you purchased the rider (but not after purchase): the SecurePay Guaranteed Minimum Accumulation Benefit (GMAB).

As of May 1, 2009, the SecurePay GMAB is no longer available with the purchase of the SecurePay rider, even if you purchased your Contract prior to May 1, 2009 and you purchase the rider on or after May 1, 2009 by exercising the RightTime® option.

The following describes the SecurePay GMAB for those Owners who purchased it with their SecurePay rider prior to May 1, 2009. If you selected the SecurePay GMAB, you may not cancel it. This feature will terminate when your SecurePay rider terminates (if not sooner). All of the terms and conditions of the rider apply in addition to the specific terms and conditions of the benefit. Please see "SecurePay With RightTime® Option" in the prospectus. For hypothetical examples of the SecurePay rider issued before May 1, 2009, please see Appendix G and Appendix H in this prospectus.

SecurePay Guaranteed Minimum Accumulation Benefit (GMAB) (Not available on or after May 1, 2009)

The SecurePay GMAB was designed to protect you from poor investment performance under the Contract during a specified period. Subject to certain conditions, the SecurePay GMAB provides a future "safety net" by guaranteeing that at the end of a specified period ("GMAB Period"), your Contract Value will not be less than a minimum guaranteed amount ("GMAB Guaranteed Amount"). If your Contract Value is less than this amount on that date we will increase your Contract Value to equal the GMAB Guaranteed Amount.

Important Considerations

•  A partial surrender will reduce the GMAB Guaranteed Amount in the same proportion that the partial surrender reduces your Contract Value. Thus, partial surrenders may significantly reduce the value of the SecurePay GMAB.

•  The SecurePay GMAB must remain in effect for the entire GMAB Period in order to obtain the guarantee under this benefit. If you establish the Benefit Election Date prior to the end of the GMAB Period, we will terminate the SecurePay GMAB and you will not receive any increase in your Contract Value to equal the GMAB Guaranteed Amount (or any refund of the increased SecurePay Fee). However, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See the discussion titled Beginning Your SecurePay Withdrawals in the "SecurePay With RightTime® Option" section of the prospectus. You should carefully weigh the advantages of the SecurePay GMAB with the disadvantages of delaying taking SecurePay Withdrawals.

•  Purchase Payments received by us more than one year after the Rider Effective Date are not included in the calculation of the GMAB Guaranteed Amount.

•  Because your Contract Value may be greater than or equal to the GMAB Guaranteed Amount at the end of the GMAB Period, you may never need to rely on the SecurePay GMAB. Thus, you may be paying for a benefit that you never realize. We will not refund the increased SecurePay Fee if your Contract Value is not increased by the SecurePay GMAB.

•  If your Contract Value is reduced to zero during the GMAB Period, your SecurePay GMAB will terminate and you will not receive any increase in your Contract Value equal to the GMAB Guaranteed Amount.

Calculating the GMAB Guaranteed Amount

On the Rider Effective Date, we will determine your initial GMAB Guaranteed Amount. Your initial GMAB Guaranteed Amount is equal to your initial Purchase Payment. Thereafter, we increase the GMAB Guaranteed Amount dollar-for-dollar for each Purchase Payment received by us during the first year following the Rider Effective Date. Any Purchase Payments that we receive after the first year will not increase the GMAB Guaranteed Amount. We reduce the GMAB Guaranteed Amount for each partial surrender from the Contract in

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the same proportion that each partial surrender reduces your Contract Value as of the date we process the partial surrender request.

Example: Assume that on January 1st you purchase the SecurePay rider with the SecurePay GMAB and make an initial Purchase Payment of $100,000. The GMAB Guaranteed Amount would equal $100,000. To continue this example, assume:

On March 1st of that same year, your Contract Value increases to $101,000 due to favorable market performance and you make an additional Purchase Payment of $10,000. Your Contract Value would increase to $111,000 ($101,000 + $10,000) and your GMAB Guaranteed Amount would increase to $110,000 ($100,000 + $10,000).

On September 1st, your Contract Value further increases to $115,000 due to favorable market performance and you make a $20,000 partial surrender. Your Contract Value would decrease to $95,000 ($115,000 – $20,000). Because the partial surrender reduced your Contract Value by 17.39% (($115,000 – $95,000)/$115,000), we would proportionally reduce your GMAB Guaranteed Amount by 17.39%, or $19,130.43 ($110,000 – 17.39%) to $90,869.57 ($115,000 – $19,130.43).

Note: Partial surrenders could reduce your GMAB Guaranteed Amount by substantially more than the actual amount of the partial surrender. For example, assume your GMAB Guaranteed Amount is $100,000. If you make a partial surrender of $45,000 and your Contract Value at that time is $90,000 (i.e., the partial surrender is 50% of your Contract Value), then the GMAB Guaranteed Amount is reduced by 50% to $50,000. Thus, the $45,000 partial surrender would reduce the GMAB Guaranteed Amount by more than $45,000 — it would reduce it by $50,000.

On February 1st of the following year, your Contract Value decreases to $90,000 due to unfavorable market performance and you make an additional Purchase Payment of $5,000. Your Contract Value would increase to $95,000 ($90,000 + $5,000), but your GMAB Guaranteed Amount would remain at $90.869.57 since you made the additional Purchase Payment more than one year following the Rider Effective Date. However, any additional partial surrenders would continue to decrease your GMAB Guaranteed Amount.

"Stepping Up" the GMAB Guaranteed Amount

On the 5th Contract Anniversary following the Rider Effective Date, you may "step-up" the GMAB Guaranteed Amount to equal your current Contract Value and begin a new GMAB Period. To do so:

•  you must elect the step-up in writing within 90 days prior to the 5th Contract Anniversary;

•  your Contract Value on the 5th Contract Anniversary following the Rider Effective Date must be greater than the GMAB Guaranteed Amount on that date;

•  the new GMAB Period must not extend beyond the Annuity Commencement Date then in effect;

•  we must receive your request prior to the oldest Owner's 85th birthday (or, in the case of a Qualified Contract, the Annuitant's 85th birthday); and

•  the SecurePay GMAB must still be in effect.

If you elect the step-up, a new GMAB Period will begin on the 5th Contract Anniversary following the Rider Effective Date. We also will adjust your GMAB Guaranteed Amount so that it is equal to your Contract Value on the 5th Contract Anniversary following the Rider Effective Date. Please note that any Purchase Payments we receive following the date of reset will not increase the GMAB Guaranteed Amount. Upon step-up, we reserve the right to change your SecurePay Fee to the fee we are currently charging for a newly issued SecurePay rider, although this fee will never be greater than the maximum SecurePay Fee listed in your rider.

Note: If you establish the Benefit Election Date prior to the end of the new GMAB Period, we will terminate the SecurePay GMAB and you will not receive any increase in your Contract Value to equal the GMAB Guaranteed Amount (or any refund of the increased SecurePay Fee). However, delaying the Benefit Election Date may limit the time during which you may take SecurePay Withdrawals, due to life expectancy. See the discussion titled Beginning Your SecurePay Withdrawals

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in the "SecurePay With RightTime® Option" section of the prospectus. You should carefully weigh the advantages of "stepping up" the GMAB Guaranteed Amount with the disadvantages of delaying taking SecurePay Withdrawals.

Determining the GMAB Period

On the Rider Effective Date, we will begin the GMAB Period. The GMAB Period will continue until the earliest of:

(1)  the 10th Contract Anniversary following the later of: (a) the Rider Effective Date; or (b) the date you "step-up" the GMAB Period, as discussed above;

(2)  the Benefit Election Date; or

(3)  termination of your SecurePay rider (see the discussion titled Terminating the SecurePay Rider in the "SecurePay With RightTime® Option" section of the prospectus).

Expiration of the GMAB Period

If, at the end of the GMAB Period, your Contract Value is less than the GMAB Guaranteed Amount, we will increase your Contract Value to equal the GMAB Guaranteed Amount. We will allocate the increase in Contract Value pro-rata among the Sub-Accounts in which you are invested.

Example: Assume that on January 1, 2018, your GMAB Period ends, your Contract Value equals $100,000, and your GMAB Guaranteed Amount equals $150,000. Since your Contract Value ($100,000) is less than your GMAB Guaranteed Amount ($150,000) at the end of your GMAB Period, we will increase your Contract Value to $150,000 to equal your GMAB Guaranteed Amount. We will allocate the increased amount ($50,000) pro-rata among the Sub-Accounts in which you are invested.

Termination of the SecurePay GMAB

The SecurePay GMAB will terminate on the earliest of:

(1)  the end of the GMAB Period (or the end of the new GMAB Period following "step-up" of the GMAB Guaranteed Amount);

(2)  the Benefit Election Date; or

(3)  termination of your SecurePay rider (see the discussion titled Terminating the SecurePay Rider in the "SecurePay With RightTime® Option" section of the prospectus).

If the SecurePay GMAB terminates due to the establishment of the Benefit Election Date or the termination of your SecurePay rider, you will not receive any increase in your Contract Value to equal the GMAB Guaranteed Amount (or any refund of the increased SecurePay Fee).

Upon termination of the SecurePay GMAB, we will no longer assess the increased SecurePay Fee for the SecurePay GMAB. However, we will continue to assess the SecurePay Fee for the SecurePay rider or, if purchased, the increased SecurePay Fee for the SecurePay R72 Benefit until termination of the rider.

Repurchasing the SecurePay GMAB

If your SecurePay GMAB terminated before the oldest Owner's 85th birthday (or, in the case of a Qualified Contract, the Annuitant's 85th birthday), you may request to repurchase the SecurePay GMAB. We must receive your written request within 90 days prior to the date of termination, your SecurePay rider must still be in effect, the new GMAB Period must not extend beyond the Annuity Commencement Date then in effect, and you must not have established the Benefit Election Date. We will treat the SecurePay GMAB as a new purchase, which means that a new GMAB Period will begin as of the date of termination and your GMAB Guaranteed Amount will be equal to your Contract Value as of that date. We also will increase the GMAB Guaranteed Amount dollar-for-dollar for each Purchase Payment received by us during the first year following the date of repurchase (although any Purchase Payments that we receive after that first year will not increase the GMAB Guaranteed Amount). We will set your SecurePay Fee to equal the fee we are currently charging for a newly issued SecurePay rider, although this fee will never be greater than the maximum SecurePay Fee listed in your rider.

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APPENDIX G

Example of SecurePay Rider
(without the SecurePay R72 Benefit and the SecurePay GMAB)

For Contract Owners Who Purchased the Rider Before May 1, 2009

The purpose of the following example is to demonstrate the operation of the SecurePay Rider ("SecurePay Rider") without the SecurePay R72 Benefit or the SecurePay GMAB for Contract Owners who purchased the rider before May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 55 years old on the Effective Date

•  Purchased the SecurePay Rider at time of Contract Purchase and prior to May 1, 2009

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 11 years after the Rider Effective Date

•  Because the Benefit Election Date was 11 years after the Rider Effective Date and Joe was 66 on that date, he received the 6% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value	Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance
At issue	100,000		N/A		100,000	100,000	(A)	0	0
1	50,000	(B)	0		158,955	158,955	(C)	0	0
2	0		0		165,987	165,987	(D)	0	0
3	25,000	(E)	0		215,760	190,760	(F)	0	0
4	0		0		211,719	190,760	(G)	0	0
5	0		0		248,856	223,856	(H)	0	0
6	15,000	(I)	0		251,276	223,856	(J)	0	0
7	0		0		291,400	251,400	(K)	0	0
8	0		10,000	(L)	286,952	246,952	(M)	0	0
9	0		0		309,046	269,046	(N)	0	0
10	0		0		332,184	292,184	(O)	0	0
11	0		17,531	(P)	307,062	292,184		17,531	0
12	0		17,531	(P)	320,745	292,184		17,531	0
13	0		17,531	(P)	322,393	292,184		17,531	0
14	0		5,000	(Q)	345,506	305,506	(Q)	17,531	12,531	(Q)
15	0		18,330	(R)	339,725	305,506		18,330	0
16	0		18,330	(R)	331,210	305,506		18,330	0
17	0		18,330	(R)	315,437	305,506		18,330	0

(A)  The initial Benefit Base is equal to the initial Purchase Payment of $100,000.

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

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(C)  The Benefit Base of $150,000 is compared to the Anniversary Value of $158,955. The Benefit Base steps up to $158,955.

(D)  The Benefit Base steps up to the Anniversary Value of $165,987.

(E)  The $25,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

(F)  The Anniversary Value equals $190,760 ($215,760 – $25,000). The Benefit Base steps up to $190,760, since that is greater than the current Benefit Base of $165,987.

(G)  The Benefit Base remains at $190,760 since the Anniversary Value is less ($211,719 – $25,000 = 186,716).

(H)  The Benefit Base steps up to the Anniversary Value of $223,856 ($248,856 – $25,000).

(I)  The $15,000 Purchase Payment does not get added to the current Benefit Base, because it is made more than 2 years after the Rider Effective Date.

(J)  The Benefit Base remains at $223,856 since the Anniversary Value is less ($251,276 – $40,000 = $211,276).

(K)  The Benefit Base steps up to the Anniversary Value of $251,400 ($291,400 – $40,000).

(L)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal]/$296,952 [Contract Value before withdrawal] = 0.034). The new Benefit Base is $242,934 ($251,400 – ($251,400 * ($10,000/$296,952))).

(M)  The Benefit Base steps up to the Anniversary Value of $246,952 ($286,952 – $40,000).

(N)  The Benefit Base steps up to the Anniversary Value of $269,046 ($309,046 – $40,000).

(O)  The Benefit Base steps up to the Anniversary Value of $292,184 ($332,184 – $40,000).

(P)  For the next three years, Joe takes the full Annual Withdrawal Amount of $17,531 (.06 x $292,184).

(Q)  In year 14, Joe only takes $5,000 of the available $17,531. Please note that the $12,531 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $305,506 ($345,506 – $40,000).

(R)  For the last three years, Joe takes the full Annual Withdrawal Amount of $18,330 (.06 x $305,506).

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APPENDIX H

Example of SecurePay Rider with the SecurePay R72 Benefit
and the SecurePay GMAB

For Contract Owners Who Purchased the Rider Before May 1, 2009

The purpose of the following example is to demonstrate the operation of the SecurePay Rider with the SecurePay R72 Benefit and the SecurePay GMAB ("SecurePay Rider") for Contract Owners who purchased the rider before May 1, 2009. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 55 years old on the Effective Date

•  Purchased the SecurePay Rider with the SecurePay R72 Benefit and the SecurePay GMAB at time of Contract Purchase and prior to May 1, 2009

•  Elected Single Life Coverage

•  Began making SecurePay Withdrawals 11 years after the Rider Effective Date

•  Because Joe was 66 on the Benefit Election Date, he received the 5% Maximum Withdrawal Percentage

Contract Year	Purchase Payments		Net Withdrawals		Hypothetical Contract Value		SecurePay Roll-Up Value		Benefit Base		Annual Withdrawal Amount	Annual Withdrawal Amount Balance		GMAB Guaranteed Amount
At issue	100,000		N/A		100,000		100,000	(A)	100,000	(A)	—	—		100,000	(A)
1	50,000	(B)	—		153,975		157,200	(C)	157,200	(D)	—	—		100,000
2	—		—		161,676		168,518	(E)	168,518	(F)	—	—		100,000
3	25,000	(G)	—		209,964		180,651	(H)	184,964	(I)	—	—		100,000
4	—		—		208,164		198,281		198,281	(J)	—	—		100,000
5	—		—		246,037		212,557		221,037	(K)	—	—		100,000
6	15,000		—		249,536		236,951		236,951	(L)	—	—		100,000
7	—		—		290,987		248,798		250,987	(M)	—	—		100,000
8	—		10,000		288,172	(N)	260,026	(O)	260,026	(P)	—	—		96,646	(Q)
9	—		—		312,085		278,748		278,748	(R)	—	—		96,646
10	—		—		337,317		298,818		298,818	(S)	—	—		96,646	(T)
11	—		14,941	(U)	313,603		N/A	(V)	298,818		14,941	—		N/A
12	—		14,941	(U)	329,576		N/A		298,818		14,941	—		N/A
13	—		14,941	(U)	333,375		N/A		298,818		14,941	—		N/A
14	—		5,000	(W)	359,462		N/A		319,462	(W)	14,941	9,941	(W)	N/A
15	—		15,973	(X)	355,423		N/A		319,462		15,973	—		N/A
16	—		15,973	(X)	348,558		N/A		319,462		15,973	—		N/A
17	—		15,973	(X)	334,053		N/A		319,462		15,973	—		N/A

(A)  The initial Benefit Base and initial GMAB Guaranteed Amount are each equal to the initial Purchase Payment of $100,000

(B)  The $50,000 Purchase Payment is added to the current Benefit Base of $100,000. The new Benefit Base is $150,000. Keep in mind Purchase Payments made more than two years after the date the SecurePay Rider is issued (the Rider Effective Date) will not be included in the calculation of the Benefit Base.

(C)  The SecurePay Roll-up Value is equal to the most recently calculated Benefit Base ($150,000) plus 7.2% of the Benefit Base on the previous Contract Anniversary (7.2% of $100,000).

(D)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-up Value (max of $150,000, $153,975, and $157,200, respectively).

(E)  The SecurePay Roll-up Value is equal to the most recently calculated Benefit Base ($157,200) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $157,200).

(F)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value, and the SecurePay Roll-up Value (max of $157,200, $161,676, and $168,518, respectively).

(G)  The $25,000 Purchase Payment is not added to the current BenefitBase because it is made more than 2 years after the Rider Effective Date.

(H)  The SecurePay Roll-up Value is equal to the most recently calculated Benefit Base ($168,518) plus 7.2% of the Benefit Base on the previous contract anniversary (7.2% of $168,518).

(I)  The SecurePay Roll-up Value ($180,651) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($209,964 – $25,000). Note that the Roll-Up period is reset since the Benefit Base is set equal to the SecurePay Anniversary Value.

(J)  The recalculated Benefit Base is equal to the SecurePay Roll-Up Value since it is higher than the SecurePay Anniversary Value of $183,164 ($208,164 – $25,000).

(K)  The SecurePay Roll-up Value ($212,557) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($246,037 – $25,000). Note that the Roll-Up Period is reset since the Benefit Base is set equal to the SecurePay Anniversary Value.

(L)  The recalculated Benefit Base is equal to the SecurePay Roll-up Value since it is higher than the SecurePay Anniversary Value of $209,536 ($249,536 – $40,000).

(M)  The SecurePay Roll-Up Value ($248,798) is compared to the Contract Value reduced by Purchase Payments made two years after the Rider Effective Date ($290,987 – $40,000). Note that the Roll-Up Period is reset since the Benefit Base is set equal to the SecurePay Anniversary Value.

(N)  The Benefit Base is reduced proportionally due to the $10,000 withdrawal. The Benefit Base is reduced by 3.4% ($10,000 [amount of withdrawal]/$298,172 [Contract Value before withdrawal] = 0.034. The new Benefit Base is $242,569 ($250,987 – ($250,987 * ($10,000/$298,172))).

(O)  The Roll-Up Guaranteed increase is also reduced in the same proportion of the Benefit Base (.072 * $250,987 * (1 – .034)) to $17,457. The Roll-Up Value is then calculated by adding the adjusted Roll-Up Guaranteed amount to the adjusted Benefit Base ($242,569 + $17,457).

(P)  The recalculated Benefit Base is equal to the greatest of the Benefit Base on that anniversary, the SecurePay Anniversary Value ($288,172 – $40,000) and the SecurePay Roll-Up Value ($260,026).

(Q)  The GMAB Guaranteed Amount is reduced proportionally due to the $10,000 withdrawal. The amount is reduced by 3.4% ($10,000 [amount of withdrawal]/$298,172 [Contract Value before withdrawal] = 0.034. The new GMAB Guaranteed Amount is $96,646 ($100,000 – ($100,000 * ($10,000/$298,172))).

(R)  The recalculated Benefit Base is equal to the SecurePay Roll-up Value since it is higher than the SecurePay Anniversary Value of $272,085 ($312,085 – $40,000).

(S)  The recalculated Benefit Base is equal to the SecurePay Roll-up Value since it is higher than the SecurePay Anniversary Value of $297,317 ($337,317 – $40,000).

(T)  Since the GMAB Guaranteed Amount was not stepped-up at the end of year 5, the GMAB benefit is no longer available after year 10.

(U)  For the next three years, Joe takes the full Annual Withdrawal Amount of $14,941 (.05 * $298,818)

(V)  Since the withdrawals under the rider begin, the Roll-Up Period stops.

(W)  In year 14, Joe only takes $5,000 of the available $14,941. Please note that the $9,941 is not carried over to the next year. The Benefit Base steps up to the Anniversary Value of $319,462 ($359,462 – $40,000)

(X)  For the last three years, Joe takes the full Annual Withdrawal Amount of $15,973 (.05 * $319,462)

APPENDIX I

Example of Protective Income Manager Rider

The purpose of the following example is to demonstrate the operation of the Protective Income Manager Rider. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance. The example does not reflect the deduction of fees and charges.

ASSUMPTIONS:

•  Joe, 75 years old on the Rider Effective Date

•  Purchased the Protective Income Manager Rider at the time of Contract purchase

•  Elected Single Life Coverage

•  Began making Protective Income Manager Withdrawals immediately

Contract Year	Attained Age	Purchase Payments	Hypothetical Contract Value (Beginning of Year)		Protective Income Manager Payment Factor	Contract Value times Payment Factor	Optimal Withdrawal Amount		Total Withdrawal Taken	Excess Withdrawal		Hypothetical Contract Value (End of Year)	Protected Lifetime Payment(A)
1	75	100,000	100,000	(B)	0.06661	6,661	6,661		6,661	—		95,684	6,661
2	76	—	95,684		0.06912	6,614	6,661	(C)	6,661	—		92,517	6,661
3	77	—	92,517		0.07192	6,654	6,661		6,661	—		98,541	6,661
4	78	—	98,541		0.07505	7,396	7,327	(D)	7,327	—		91,009	6,661
5	79	25,000	116,009		0.07859	9,117	8,060		8,060	—		103,677	6,661
6	80	—	103,677		0.08260	8,564	8,564		40,000	31,436	(E)	56,987	6,661
7	81	—	56,987		0.08570	4,884	4,884	(F)	4,884	—		50,637	4,884	(G)
8	82	—	50,637		0.09104	4,610	4,884		4,884	—		51,573	4,884
9	83	—	51,573		0.09729	5,018	5,018	(H)	5,018	—		46,185	4,884
10	84	—	46,185		0.10469	4,835	4,884		4,884	—		38,156	4,884

(A)  Protected Lifetime Payments are available if the rider is in effect on the Maximum Annuity Commencement Date, and equal the lesser of (a) your initial Optimal Withdrawal Amount; or (b) your Optimal Withdrawal Amount as of a Reset Date.

(B)  The initial Contract Value is equal to the initial Purchase Payment of $100,000.

(C)  We recalculate the Optimal Withdrawal Amount by multiplying the Payment Factor (0.06912) by the Contract Value ($95,684), which equals $6,614. However, this amount is lower than our guarantee that, so long as there has not been an Excess Withdrawal, the Optimal Withdrawal Amount will always be at least the greater of 90% of the prior Optimal Withdrawal Amount (90% x $6,661 = $5,994) or the initial Optimal Withdrawal Amount ($6,661). Therefore, the recalculated Optimal Withdrawal Amount is equal to $6,661.

(D)  Although the Payment Factor (0.07505) times the Contract Value ($98,541) equals $7,396, the Optimal Withdrawal Amount is $7,327 since the Optimal Withdrawal Amount cannot be higher than 110% of the prior Optimal Withdrawal Amount ($6,661 x 1.10 = $7,327).

(E)  An Excess Withdrawal occurs when total withdrawals taken during the Contract Year exceed the Optimal Withdrawal Amount.

(F)  On the next Contract Anniversary following an Excess Withdrawal (the "Reset Date"), we reset the "floor" for future Optimal Withdrawal Amounts to equal the lesser of the initial Optimal Withdrawal Amount or the Optimal Withdrawal Amount as of the Reset Date. We will also use a new Protective Income Manager

I-1

Payment Factor determined by the current number of years remaining until the Maximum Annuity Commencement Date and the age of the (younger) Covered Person on the Reset Date (provided you have not declined an increase in the Protective Income Manager fee). This will result in a lower Protective Income Manager Payment Factor. In this example, the factor that would have applied in the absence of a Reset (0.08721) is replaced by a new Payment Factor (0.08570) as Joe is now 81 years old. This means the new Optimal Withdrawal Amount is equal to $4,884, which is the Contract Value ($56,987) times the Payment Factor (0.08570). Optimal Withdrawal Amount calculation floors do not apply at Reset Dates.

(G)  This Contract Anniversary is a Reset Date due to the Excess Withdrawal during the prior Contract Year. If the Optimal Withdrawal Amount on a Reset Date is lower than the initial Optimal Withdrawal Amount, then the Protected Lifetime Payment is reduced to equal that year's Optimal Withdrawal Amount.

(H)  The Optimal Withdrawal Amount is equal to $51,573 (Contract Value) times 0.09729 (Payment Factor) = $5,018.

I-2

Appendix J

Protective Income Manager Rider Payment Factors

The following table provides the Protective Income Manager rider payment factors for Single Life and Joint Life Coverage. We calculate your Optimal Withdrawal Amount under the rider by multiplying your Contract Value by the applicable factor. This factor is based upon the number of years remaining until the Maximum Annuity Commencement Date and the age of the (younger) Covered Person on the Rider Effective Date. On each Contract Anniversary, we will use a new factor to recalculate your Optimal Withdrawal Amount based upon the current number of years remaining until the Maximum Annuity Commencement Date; however, the factor will continue to be based on the age of the (younger) Covered Person on the Rider Effective Date unless an Excess Withdrawal has been taken.

For example, if you are age 75 on the date you purchase the rider (with single life coverage), with 19 years remaining until the Maximum Annuity Commencement Date, your Protective Income Manager Payment factor is 0.06912. If your initial Purchase Payment is $100,000, then your initial Optimal Withdrawal Amount is $6,912 (0.06912 x $100,000). If you never take an Excess Withdrawal, then you will always be able to withdraw at least $6,912 each Contract Year without reducing or eliminating the benefits under the rider. In addition, each year your factor will increase as you get closer to the Maximum Annuity Commencement Date (but will remain in the age 75 column so long as you do not take an Excess Withdrawal).

Single Life Coverage

Years Remaining Until Maximum Annuity Commencement	Age of Covered Person
Date	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76
1	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
2	0.50980	0.50968	0.50956	0.50944	0.50932	0.50920	0.50908	0.50896	0.50884	0.50872	0.50860	0.50848	0.50836	0.50824	0.50812	0.50800	0.50787
3	0.34649	0.34633	0.34616	0.34600	0.34584	0.34568	0.34551	0.34535	0.34519	0.34503	0.34486	0.34470	0.34454	0.34438	0.34421	0.34405	0.34389
4	0.26489	0.26471	0.26452	0.26434	0.26415	0.26397	0.26378	0.26360	0.26341	0.26323	0.26304	0.26286	0.26267	0.26249	0.26230	0.26212	0.26193
5	0.21599	0.21579	0.21559	0.21539	0.21519	0.21499	0.21479	0.21459	0.21439	0.21419	0.21399	0.21379	0.21359	0.21339	0.21319	0.21299	0.21279
6	0.18342	0.18321	0.18300	0.18279	0.18258	0.18237	0.18216	0.18195	0.18174	0.18153	0.18132	0.18111	0.18090	0.18069	0.18048	0.18027	0.18006
7	0.16020	0.15998	0.15976	0.15954	0.15933	0.15911	0.15889	0.15867	0.15845	0.15823	0.15801	0.15780	0.15758	0.15736	0.15714	0.15692	0.15670
8	0.14282	0.14259	0.14236	0.14214	0.14191	0.14169	0.14146	0.14123	0.14101	0.14078	0.14056	0.14033	0.14011	0.13988	0.13966	0.13943	0.13921
9	0.12932	0.12909	0.12886	0.12862	0.12839	0.12816	0.12793	0.12770	0.12746	0.12723	0.12700	0.12677	0.12654	0.12631	0.12608	0.12585	0.12561
10	0.11855	0.11831	0.11807	0.11784	0.11760	0.11736	0.11712	0.11689	0.11665	0.11641	0.11618	0.11594	0.11570	0.11547	0.11523	0.11499	0.11476
11	0.10976	0.10952	0.10927	0.10903	0.10879	0.10854	0.10830	0.10806	0.10782	0.10758	0.10734	0.10709	0.10685	0.10661	0.10637	0.10613	0.10589
12	0.10245	0.10221	0.10196	0.10171	0.10146	0.10122	0.10097	0.10072	0.10048	0.10023	0.09998	0.09974	0.09949	0.09925	0.09900	0.09876	0.09851
13	0.09629	0.09604	0.09579	0.09554	0.09528	0.09503	0.09478	0.09453	0.09428	0.09403	0.09378	0.09353	0.09328	0.09303	0.09278	0.09253	0.09228
14	0.09103	0.09077	0.09051	0.09026	0.09000	0.08975	0.08949	0.08924	0.08898	0.08873	0.08847	0.08822	0.08797	0.08771	0.08746	0.08721	0.08696
15	0.08648	0.08622	0.08596	0.08570	0.08544	0.08518	0.08492	0.08466	0.08441	0.08415	0.08389	0.08363	0.08337	0.08312	0.08286	0.08260	0.08235
16	0.08252	0.08225	0.08199	0.08173	0.08146	0.08120	0.08094	0.08067	0.08041	0.08015	0.07989	0.07963	0.07937	0.07911	0.07885	0.07859	0.07833
17	0.07904	0.07877	0.07850	0.07823	0.07797	0.07770	0.07743	0.07717	0.07690	0.07664	0.07637	0.07611	0.07584	0.07558	0.07531	0.07505	0.07479
18	0.07596	0.07568	0.07541	0.07514	0.07487	0.07460	0.07433	0.07406	0.07379	0.07352	0.07325	0.07298	0.07272	0.07245	0.07218	0.07192	0.07165
19	0.07321	0.07293	0.07266	0.07238	0.07211	0.07184	0.07156	0.07129	0.07102	0.07075	0.07047	0.07020	0.06993	0.06966	0.06939	0.06912	0.06885
20	0.07075	0.07047	0.07019	0.06992	0.06964	0.06936	0.06908	0.06881	0.06853	0.06826	0.06798	0.06771	0.06743	0.06716	0.06689	0.06661
21	0.06854	0.06826	0.06797	0.06769	0.06741	0.06713	0.06685	0.06657	0.06629	0.06601	0.06574	0.06546	0.06518	0.06490	0.06463
22	0.06654	0.06625	0.06597	0.06568	0.06540	0.06511	0.06483	0.06455	0.06427	0.06398	0.06370	0.06342	0.06314	0.06286
23	0.06472	0.06443	0.06414	0.06385	0.06357	0.06328	0.06299	0.06271	0.06242	0.06214	0.06185	0.06157	0.06129
24	0.06306	0.06277	0.06248	0.06219	0.06190	0.06161	0.06132	0.06103	0.06074	0.06045	0.06017	0.05988
25	0.06155	0.06125	0.06096	0.06067	0.06037	0.06008	0.05979	0.05949	0.05920	0.05891	0.05862
26	0.06016	0.05986	0.05956	0.05927	0.05897	0.05867	0.05838	0.05808	0.05779	0.05750
27	0.05888	0.05858	0.05828	0.05798	0.05768	0.05738	0.05708	0.05679	0.05649
28	0.05770	0.05740	0.05710	0.05679	0.05649	0.05619	0.05589	0.05559
29	0.05662	0.05631	0.05600	0.05569	0.05539	0.05508	0.05478
30	0.05561	0.05530	0.05499	0.05468	0.05437	0.05406
31	0.05467	0.05436	0.05404	0.05373	0.05342
32	0.05380	0.05348	0.05316	0.05285
33	0.05298	0.05267	0.05235
34	0.05223	0.05190
35	0.05152

77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
0.50775	0.50763	0.50751	0.50739	0.50727	0.50715	0.50702	0.50690	0.50678	0.50666	0.50654	0.50642	0.50629	0.50617	0.50605	0.50593	0.50581
0.34372	0.34356	0.34340	0.34323	0.34307	0.34291	0.34274	0.34258	0.34242	0.34225	0.34209	0.34192	0.34176	0.34160	0.34143	0.34127
0.26175	0.26156	0.26138	0.26119	0.26101	0.26082	0.26063	0.26045	0.26026	0.26008	0.25989	0.25971	0.25952	0.25933	0.25915
0.21259	0.21239	0.21219	0.21199	0.21179	0.21160	0.21140	0.21120	0.21100	0.21080	0.21060	0.21040	0.21020	0.21000
0.17985	0.17964	0.17943	0.17922	0.17901	0.17880	0.17859	0.17838	0.17817	0.17796	0.17775	0.17754	0.17733
0.15649	0.15627	0.15605	0.15583	0.15561	0.15540	0.15518	0.15496	0.15474	0.15452	0.15431	0.15409
0.13898	0.13876	0.13853	0.13831	0.13808	0.13786	0.13763	0.13741	0.13719	0.13696	0.13674
0.12538	0.12515	0.12492	0.12469	0.12446	0.12423	0.12400	0.12377	0.12354	0.12331
0.11452	0.11429	0.11405	0.11382	0.11358	0.11335	0.11311	0.11288	0.11264
0.10565	0.10541	0.10517	0.10493	0.10469	0.10445	0.10421	0.10397
0.09827	0.09802	0.09778	0.09754	0.09729	0.09705	0.09681
0.09203	0.09179	0.09154	0.09129	0.09104	0.09080
0.08670	0.08645	0.08620	0.08595	0.08570
0.08209	0.08184	0.08158	0.08133
0.07807	0.07781	0.07755
0.07453	0.07426
0.07139

Joint Life Coverage

Years Remaining Until Maximum Annuity Commencement	Age of Younger Covered Person
Date	60	61	62	63	64	65	66	67	68	69	70	71	72	73	74	75	76
1	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
2	0.50860	0.50848	0.50836	0.50824	0.50812	0.50800	0.50787	0.50775	0.50763	0.50751	0.50739	0.50727	0.50715	0.50702	0.50690	0.50678	0.50666
3	0.34486	0.34470	0.34454	0.34438	0.34421	0.34405	0.34389	0.34372	0.34356	0.34340	0.34323	0.34307	0.34291	0.34274	0.34258	0.34242	0.34225
4	0.26304	0.26286	0.26267	0.26249	0.26230	0.26212	0.26193	0.26175	0.26156	0.26138	0.26119	0.26101	0.26082	0.26063	0.26045	0.26026	0.26008
5	0.21399	0.21379	0.21359	0.21339	0.21319	0.21299	0.21279	0.21259	0.21239	0.21219	0.21199	0.21179	0.21160	0.21140	0.21120	0.21100	0.21080
6	0.18132	0.18111	0.18090	0.18069	0.18048	0.18027	0.18006	0.17985	0.17964	0.17943	0.17922	0.17901	0.17880	0.17859	0.17838	0.17817	0.17796
7	0.15801	0.15780	0.15758	0.15736	0.15714	0.15692	0.15670	0.15649	0.15627	0.15605	0.15583	0.15561	0.15540	0.15518	0.15496	0.15474	0.15452
8	0.14056	0.14033	0.14011	0.13988	0.13966	0.13943	0.13921	0.13898	0.13876	0.13853	0.13831	0.13808	0.13786	0.13763	0.13741	0.13719	0.13696
9	0.12700	0.12677	0.12654	0.12631	0.12608	0.12585	0.12561	0.12538	0.12515	0.12492	0.12469	0.12446	0.12423	0.12400	0.12377	0.12354	0.12331
10	0.11618	0.11594	0.11570	0.11547	0.11523	0.11499	0.11476	0.11452	0.11429	0.11405	0.11382	0.11358	0.11335	0.11311	0.11288	0.11264	0.11241
11	0.10734	0.10709	0.10685	0.10661	0.10637	0.10613	0.10589	0.10565	0.10541	0.10517	0.10493	0.10469	0.10445	0.10421	0.10397	0.10373	0.10349
12	0.09998	0.09974	0.09949	0.09925	0.09900	0.09876	0.09851	0.09827	0.09802	0.09778	0.09754	0.09729	0.09705	0.09681	0.09656	0.09632	0.09608
13	0.09378	0.09353	0.09328	0.09303	0.09278	0.09253	0.09228	0.09203	0.09179	0.09154	0.09129	0.09104	0.09080	0.09055	0.09030	0.09006	0.08981
14	0.08847	0.08822	0.08797	0.08771	0.08746	0.08721	0.08696	0.08670	0.08645	0.08620	0.08595	0.08570	0.08545	0.08520	0.08495	0.08470	0.08445
15	0.08389	0.08363	0.08337	0.08312	0.08286	0.08260	0.08235	0.08209	0.08184	0.08158	0.08133	0.08107	0.08082	0.08056	0.08031	0.08006	0.07980
16	0.07989	0.07963	0.07937	0.07911	0.07885	0.07859	0.07833	0.07807	0.07781	0.07755	0.07729	0.07703	0.07678	0.07652	0.07626	0.07601	0.07575
17	0.07637	0.07611	0.07584	0.07558	0.07531	0.07505	0.07479	0.07453	0.07426	0.07400	0.07374	0.07348	0.07322	0.07296	0.07270	0.07244	0.07218
18	0.07325	0.07298	0.07272	0.07245	0.07218	0.07192	0.07165	0.07139	0.07112	0.07086	0.07059	0.07033	0.07006	0.06980	0.06954	0.06928	0.06901
19	0.07047	0.07020	0.06993	0.06966	0.06939	0.06912	0.06885	0.06858	0.06832	0.06805	0.06778	0.06751	0.06725	0.06698	0.06672	0.06645	0.06619
20	0.06798	0.06771	0.06743	0.06716	0.06689	0.06661	0.06634	0.06607	0.06580	0.06553	0.06526	0.06499	0.06472	0.06445	0.06418	0.06391
21	0.06574	0.06546	0.06518	0.06490	0.06463	0.06435	0.06408	0.06380	0.06353	0.06326	0.06298	0.06271	0.06244	0.06217	0.06190
22	0.06370	0.06342	0.06314	0.06286	0.06258	0.06230	0.06203	0.06175	0.06147	0.06120	0.06092	0.06064	0.06037	0.06010
23	0.06185	0.06157	0.06129	0.06100	0.06072	0.06044	0.06016	0.05988	0.05960	0.05932	0.05904	0.05876	0.05849
24	0.06017	0.05988	0.05959	0.05931	0.05902	0.05874	0.05846	0.05817	0.05789	0.05761	0.05733	0.05705
25	0.05862	0.05833	0.05804	0.05776	0.05747	0.05718	0.05689	0.05661	0.05632	0.05604	0.05576
26	0.05720	0.05691	0.05662	0.05633	0.05604	0.05575	0.05546	0.05517	0.05488	0.05460
27	0.05590	0.05560	0.05531	0.05501	0.05472	0.05443	0.05414	0.05384	0.05355
28	0.05469	0.05439	0.05409	0.05380	0.05350	0.05321	0.05291	0.05262
29	0.05357	0.05327	0.05297	0.05267	0.05237	0.05207	0.05178
30	0.05253	0.05223	0.05193	0.05162	0.05132	0.05102
31	0.05157	0.05126	0.05096	0.05065	0.05035
32	0.05067	0.05036	0.05005	0.04974
33	0.04983	0.04952	0.04921
34	0.04904	0.04873
35	0.04831

77	78	79	80	81	82	83	84	85	86	87	88	89	90	91	92	93	94
1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000	1.00000
0.50654	0.50642	0.50629	0.50617	0.50605	0.50593	0.50581	0.50568	0.50556	0.50544	0.50532	0.50520	0.50507	0.50495	0.50483	0.50471	0.50458
0.34209	0.34192	0.34176	0.34160	0.34143	0.34127	0.34111	0.34094	0.34078	0.34061	0.34045	0.34028	0.34012	0.33996	0.33979	0.33963
0.25989	0.25971	0.25952	0.25933	0.25915	0.25896	0.25878	0.25859	0.25840	0.25822	0.25803	0.25785	0.25766	0.25747	0.25729
0.21060	0.21040	0.21020	0.21000	0.20980	0.20960	0.20940	0.20920	0.20900	0.20880	0.20860	0.20840	0.20820	0.20800
0.17775	0.17754	0.17733	0.17712	0.17691	0.17670	0.17649	0.17628	0.17607	0.17586	0.17565	0.17544	0.17523
0.15431	0.15409	0.15387	0.15365	0.15344	0.15322	0.15300	0.15278	0.15257	0.15235	0.15213	0.15192
0.13674	0.13651	0.13629	0.13607	0.13584	0.13562	0.13539	0.13517	0.13495	0.13473	0.13450
0.12308	0.12286	0.12263	0.12240	0.12217	0.12194	0.12171	0.12148	0.12125	0.12103
0.11217	0.11194	0.11171	0.11147	0.11124	0.11101	0.11077	0.11054	0.11031
0.10326	0.10302	0.10278	0.10254	0.10230	0.10207	0.10183	0.10159
0.09584	0.09559	0.09535	0.09511	0.09487	0.09463	0.09439
0.08956	0.08932	0.08907	0.08883	0.08858	0.08834
0.08420	0.08395	0.08370	0.08345	0.08320
0.07955	0.07930	0.07905	0.07880
0.07550	0.07524	0.07499
0.07192	0.07166
0.06875

Appendix K

Example of Allocation Adjustment

The purpose of this example is to demonstrate the operation of the Allocation Adjustment. All Owners who purchase the Protective Income Manager rider must participate in the Allocation Adjustment. The example is based on hypothetical Contract Values and transactions and assumes hypothetical positive and negative investment performance of the Separate Account. The example is not representative of past or future performance and is not intended to project or predict performance. There is, of course, no assurance that the Separate Account will experience positive investment performance.

Contract Month	Accumulation Unit Value	SMA12(A)		Is Sub-Account 1 Restricted?(B)	Hypothetical Contract Value in Sub-Account 1(C)	Hypothetical Contract Value in Money Fund Sub-Account(D)
At issue	6.17	6.16			10,000
1	6.24	6.17		No(E)	10,089
2	5.76	6.14		Yes	—	9,282	(F)
3	5.41	6.09		Yes		9,286
4	5.35	6.03		Yes		9,290
5	4.53	5.87		Yes		9,294
6	3.73	5.62		Yes		9,298
7	2.94	5.33		Yes		9,302
8	3.33	5.08		Yes		9,305
9	3.15	4.85		Yes		9,309
10	2.98	4.62		Yes		9,313
11	3.29	4.41		Yes		9,317
12	3.81	4.21		Yes		9,321
13	4.19	4.04	(G)	No(H)	9,325

(A)  SMA12 is the sum of the 12 most recent Monthly Anniversary Days Accumulation Unit values divided by 12.

(B)  Once we calculate a Sub-Account's SMA on a Monthly Anniversary Day, we then compare that SMA to the Sub-Account's current Accumulation Unit value on that Monthly Anniversary Day. If the Sub-Account's current Accumulation Unit value is equal to or less than the Sub-Account's SMA over the most recent 12 Monthly Anniversary Days, then we will consider the Sub-Account to be restricted.

(C)  $10,000 of the initial Purchase Payment is allocated to the hypothetical Sub-Account 1.

(D)  If a Sub-Account becomes restricted, as described in (B), we transfer the Contract Value in that Sub-Account to the Money Fund Sub-Account, until the Sub-Account is no longer restricted.

(E)  At the end of contract month 1, the Accumulation Unit value of Sub-Account 1 (6.24) is greater than SMA12 (6.17). Therefore, Sub-Account 1 is not restricted.

(F)  At the end of contract month 2, the Accumulation Unit value of Sub-Account 1 (5.76) is less than or equal to SMA12 (6.14). Therefore, Sub-Account 1 is restricted and the entire allocation in Sub-Account 1 ($9,282) is transferred to the Money Sub-Account.

(G)  Calculation of SMA12 (4.19 + 3.81 + 3.29 + 2.98 + 3.15 + 3.33 + 2.94 + 3.73 + 4.53 + 5.35 + 5.41 + 5.76)/12 = 4.04.

(H)  At the end of contract month 13, the Accumulation Unit value of Sub-Account 1 (4.19) is greater than SMA12 (4.04). Therefore, Sub-Account 1 is no longer restricted and the entire allocation in the Money Fund Sub-Account is re-allocated back to Sub-Account 1.

K-1

Please tear off, complete and return this form to order a free Statement of Additional Information for the Contracts offered under the prospectus. Address the form to Protective Life's Life and Annuity Division, customer service center at the address shown on the cover.

Please send me a free copy of the Statement of Additional Information for the ProtectiveRewards Elite NY Variable Annuity.

__________________________________________________________________________________________________________________ Name:

__________________________________________________________________________________________________________________ Address

__________________________________________________________________________________________________________________ City, State, Zip

__________________________________________________________________________________________________________________ Daytime Telephone Number

PART B

INFORMATION REQUIRED TO BE IN
THE STATEMENT OF ADDITIONAL INFORMATION

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330

STATEMENT OF ADDITIONAL INFORMATION
VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE
PROTECTIVEREWARDS ELITE NY VARIABLE ANNUITY
A FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the ProtectiveRewards Elite NY Variable Annuity, a group and individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life and Annuity Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2011.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page
SAFEKEEPING OF ACCOUNT ASSETS	1

STATE REGULATION	1

RECORDS AND REPORTS	1

LEGAL MATTERS	1

EXPERTS	1

OTHER INFORMATION	2

FINANCIAL STATEMENTS	2

SAFEKEEPING OF ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

LEGAL MATTERS

Sutherland, Asbill & Brennan LLP of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statement of assets and liabilities of Variable Annuity Account A of Protective Life as of December 31, 2010 and the related statement of operations for the year then ended and the statement of changes in net assets for the years ended December 31, 2010 and 2009 included in this SAI, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The statutory financial statements of Protective Life and Annuity Insurance Company as of December 31, 2010, and 2009 and for each of the two years in the period ended December 31, 2010, included in this SAI, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

1

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N. E., Washington, D.C. 20549.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of Variable Annuity Account A of Protective Life as of December 31, 2010 and the related statement of operations for the year then ended and the changes in net assets for the years ended December 31, 2010 and 2009 as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The statutory financial statements of Protective Life and Annuity Insurance Company as of December 31, 2010 and 2009, and the related statutory statements of operations, changes in capital and surplus and cash flows for each of the two years then ended as well as the Report of Independent Auditors are contained herein. Protective Life's financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Annuity Account A of Protective Life.

Financial Statements follow this page.

2

INDEX TO FINANCIAL STATEMENTS

VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

Report of Independent Registered Public Accounting Firm	F-2

Statement of Assets and Liabilities as of December 31, 2010	F-3

Statement of Operations for the year ended December 31, 2010	F-13

Statement of Changes in Net Assets for the year ended December 31, 2010	F-27

Statement of Changes in Net Assets for the year ended December 31, 2009	F-41

Notes to Financial Statements	F-54

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

Report of Independent Auditors	F-79

Statements of Admitted Assets, Liabilities, and Capital and Surplus ended December 31, 2010, and 2009	F-80

Statement of Operations as of December 31, 2010 and 2009	F-81

Statement of Changes in Capital and Surplus	F-82

Statements of Cash Flows for the years ended December 31, 2010, and 2009	F-83

Notes to Consolidated Financial Statements	F-84

Supplemental Schedules:

Selected Financial Data Schedule	S-1

Summary Investment Schedule	S-4

Investment Risk Interrogatories	S-5

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the Variable Annuity Account A of Protective Life
and Board of Directors of Protective Life and Annuity Insurance Company:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts as listed in Note 1 to such financial statements of the Variable Annuity Account A (the "Separate Account") at December 31, 2010, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Protective Life and Annuity Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Birmingham, Alabama
April 25, 2011

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES
Year Ended December 31, 2010
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Assets
Investment in sub-accounts at fair value	$28	$62	$109
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	28	62	109
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$28	$62	$109
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC
Assets
Investment in sub-accounts at fair value	$48	$94	$392
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	48	94	392
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$48	$94	$392
	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured US Equity SC
Assets
Investment in sub-accounts at fair value	$294	$133	$13
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	294	133	13
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$294	$133	$13

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	MFS Growth Series IC
Assets
Investment in sub-accounts at fair value	$46	$122	$73
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	46	122	73
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$46	$122	$73
	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
Assets
Investment in sub-accounts at fair value	$57	$70	$74
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	57	70	74
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$57	$70	$74
	MFS New Discovery IC	MFS Utilities IC	MFS Growth Series SC
Assets
Investment in sub-accounts at fair value	$29	$55	$8
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	29	55	8
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$29	$55	$8

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	MFS Research SC	MFS Investors Trust SC	MFS Total Return SC
Assets
Investment in sub-accounts at fair value	$8	$280	$131
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	8	280	131
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$8	$280	$131
	MFS New Discovery SC	MFS Utilities SC	MFS Investors Growth Stock SC
Assets
Investment in sub-accounts at fair value	$179	$148	$120
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	179	148	120
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$179	$148	$120
	MFS VIT Research Bond SC	MFS VIT Value SC	Oppenheimer Money Fund/VA
Assets
Investment in sub-accounts at fair value	$195	$61	$631
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	195	61	631
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$195	$61	$631

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Oppenheimer Small & Mid Cap Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
Assets
Investment in sub-accounts at fair value	$101	$131	$32
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	101	131	32
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$101	$131	$32
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA
Assets
Investment in sub-accounts at fair value	$145	$242	$3
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	145	242	3
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$145	$242	$3
	Oppenheimer Small & Mid Cap Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Main Street Fund/VA SC
Assets
Investment in sub-accounts at fair value	$3	$76	$164
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	3	76	164
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$3	$76	$164

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Global Securites Fund/VA SC	Oppenheimer High Income Fund/VA SC
Assets
Investment in sub-accounts at fair value	$810	$407	$7
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	810	407	7
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$810	$407	$7
	Invesco Van Kampen VI Capital Growth	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income
Assets
Investment in sub-accounts at fair value	$118	$162	$100
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	118	162	100
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$118	$162	$100
	Invesco Van Kampen VI Mid-Cap Growth II	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI Government II
Assets
Investment in sub-accounts at fair value	$142	$197	$82
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	142	197	82
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$142	$197	$82

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Invesco Van Kampen VI Comstock II	Invesco Van Kampen VI Growth & Income II	Invesco Van Kampen VI Global Tactical Asset Alloc II
Assets
Investment in sub-accounts at fair value	$40	$642	$35
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	40	642	35
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$40	$642	$35
	Invesco Van Kampen VI International Growth Equity II	Invesco Van Kampen VI Mid Cap Value II	UIF Global Real Estate II
Assets
Investment in sub-accounts at fair value	$11	$5	$37
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	11	5	37
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$11	$5	$37
	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Value
Assets
Investment in sub-accounts at fair value	$258	$1,139	$158
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	258	1,139	158
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$258	$1,139	$158

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Lord Abbett Growth Opportunities	Lord Abbett Capital Structure	Lord Abbett International Opportunities
Assets
Investment in sub-accounts at fair value	$4	$13	$121
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	4	13	121
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$4	$13	$121
	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC2
Assets
Investment in sub-accounts at fair value	$44	$301	$80
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	44	301	80
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$44	$301	$80
	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2	Fidelity Equity Income SC2
Assets
Investment in sub-accounts at fair value	$886	$383	$159
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	886	383	159
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$886	$383	$159

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Fidelity Investment Grade Bonds SC2	Franklin Flex Cap Growth Securities	Franklin Income Securities
Assets
Investment in sub-accounts at fair value	$549	$3	$409
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	549	3	409
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$549	$3	$409
	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2
Assets
Investment in sub-accounts at fair value	$928	$101	$14
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	928	101	14
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$928	$101	$14
	Franklin US Government Fund	Templeton Growth Securities	Templeton Foreign Securities
Assets
Investment in sub-accounts at fair value	$588	$18	$74
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	588	18	74
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$588	$18	$74

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Templeton Global Bond Securities Fund II	Mutual Shares Securities	Legg Mason ClearBridge Variable Mid Cap Core II
Assets
Investment in sub-accounts at fair value	$722	$911	$121
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	722	911	121
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$722	$911	$121
	Legg Mason ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor
Assets
Investment in sub-accounts at fair value	$15	$35	$477
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	15	35	477
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$15	$35	$477
	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor
Assets
Investment in sub-accounts at fair value	$784	$413	$1,886
Receivable from Protective Life & Annuity Insurance Company	—	—	—
Total Assets	784	413	1,886
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—	—
Net Assets	$784	$413	$1,886

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Assets
Investment in sub-accounts at fair value	$83	$342
Receivable from Protective Life & Annuity Insurance Company	—	—
Total Assets	83	342
Liabilities
Payable to Protective Life & Annuity Insurance Company	—	—
Net Assets	$83	$342

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS
Year Ended December 31, 2010
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
Investment Income
Dividends	$—	$1	$2
Expense
Mortality and expense risk and administrative charges	—	1	1
Net investment income (loss)	—	—	1
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(1)	(13)	(11)
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	(1)	(13)	(11)
Net unrealized appreciation (depreciation) on investments during the period	4	16	20
Net realized and unrealized gain (loss) on investments	3	3	9
Net Increase (Decrease) in Net Assets resulting from Operations	$3	$3	$10
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC
Investment Income
Dividends	$—	$—	$1
Expense
Mortality and expense risk and administrative charges	1	1	2
Net investment income (loss)	(1)	(1)	(1)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(1)	(2)	3
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	(1)	(2)	3
Net unrealized appreciation (depreciation) on investments during the period	13	11	23
Net realized and unrealized gain (loss) on investments	12	9	26
Net Increase (Decrease) in Net Assets resulting from Operations	$11	$8	$25

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured US Equity SC
Investment Income
Dividends	$2	$2	$—
Expense
Mortality and expense risk and administrative charges	2	2	—
Net investment income (loss)	—	—	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	2	3	—
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	2	3	—
Net unrealized appreciation (depreciation) on investments during the period	20	7	1
Net realized and unrealized gain (loss) on investments	22	10	1
Net Increase (Decrease) in Net Assets resulting from Operations	$22	$10	$1
	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	MFS Growth Series IC
Investment Income
Dividends	$—	$—	$—
Expense
Mortality and expense risk and administrative charges	—	—	1
Net investment income (loss)	—	—	(1)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	—	—
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) on investments during the period	5	11	11
Net realized and unrealized gain (loss) on investments	5	11	11
Net Increase (Decrease) in Net Assets resulting from Operations	$5	$11	$10

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
Investment Income
Dividends	$—	$1	$2
Expense
Mortality and expense risk and administrative charges	1	1	1
Net investment income (loss)	(1)	—	1
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(1)	(1)	—
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	(1)	(1)	—
Net unrealized appreciation (depreciation) on investments during the period	9	7	5
Net realized and unrealized gain (loss) on investments	8	6	5
Net Increase (Decrease) in Net Assets resulting from Operations	$7	$6	$6
	MFS New Discovery IC	MFS Utilities IC	MFS Research SC
Investment Income
Dividends	$—	$3	$—
Expense
Mortality and expense risk and administrative charges	—	1	—
Net investment income (loss)	—	2	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	1	(1)	—
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	1	(1)	—
Net unrealized appreciation (depreciation) on investments during the period	6	6	1
Net realized and unrealized gain (loss) on investments	7	5	1
Net Increase (Decrease) in Net Assets resulting from Operations	$7	$7	$1

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	MFS Investors Trust SC	MFS Total Return SC	MFS New Discovery SC
Investment Income
Dividends	$—	$2	$—
Expense
Mortality and expense risk and administrative charges	1	1	1
Net investment income (loss)	(1)	1	(1)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	—	—
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) on investments during the period	15	8	28
Net realized and unrealized gain (loss) on investments	15	8	28
Net Increase (Decrease) in Net Assets resulting from Operations	$14	$9	$27
	MFS Utilities SC	MFS Investors Growth Stock SC	MFS VIT Research Bond SC
Investment Income
Dividends	$2	$—	$1
Expense
Mortality and expense risk and administrative charges	1	1	2
Net investment income (loss)	1	(1)	(1)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(1)	2	(6)
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	(1)	2	(6)
Net unrealized appreciation (depreciation) on investments during the period	13	8	1
Net realized and unrealized gain (loss) on investments	12	10	(5)
Net Increase (Decrease) in Net Assets resulting from Operations	$13	$9	$(6)

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	MFS VIT Value SC	Oppenheimer Money Fund/VA	Oppenheimer Small & Mid Cap Fund/VA
Investment Income
Dividends	$—	$—	$—
Expense
Mortality and expense risk and administrative charges	—	9	1
Net investment income (loss)	—	(9)	(1)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	3	—	(5)
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	3	—	(5)
Net unrealized appreciation (depreciation) on investments during the period	3	—	27
Net realized and unrealized gain (loss) on investments	6	—	22
Net Increase (Decrease) in Net Assets resulting from Operations	$6	$(9)	$21
	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Global Strategic Income Fund/VA
Investment Income
Dividends	$—	$—	$12
Expense
Mortality and expense risk and administrative charges	2	1	2
Net investment income (loss)	(2)	(1)	10
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(2)	(3)	—
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	(2)	(3)	—
Net unrealized appreciation (depreciation) on investments during the period	13	8	7
Net realized and unrealized gain (loss) on investments	11	5	7
Net Increase (Decrease) in Net Assets resulting from Operations	$9	$4	$17

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC
Investment Income
Dividends	$3	$—	$—
Expense
Mortality and expense risk and administrative charges	3	—	1
Net investment income (loss)	—	—	(1)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	1	—	3
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	1	—	3
Net unrealized appreciation (depreciation) on investments during the period	29	1	3
Net realized and unrealized gain (loss) on investments	30	1	6
Net Increase (Decrease) in Net Assets resulting from Operations	$30	$1	$5
	Oppenheimer Main Street Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Global Securites Fund/VA SC
Investment Income
Dividends	$1	$25	$2
Expense
Mortality and expense risk and administrative charges	2	6	3
Net investment income (loss)	(1)	19	(1)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	5	4
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	—	5	4
Net unrealized appreciation (depreciation) on investments during the period	20	21	40
Net realized and unrealized gain (loss) on investments	20	26	44
Net Increase (Decrease) in Net Assets resulting from Operations	$19	$45	$43

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Oppenheimer High Income Fund/VA SC	Van Eck Global Hard Asset	Invesco Van Kampen VI Capital Growth
Investment Income
Dividends	$—	$—	$—
Expense
Mortality and expense risk and administrative charges	—	—	2
Net investment income (loss)	—	—	(2)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	1	(6)
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	—	1	(6)
Net unrealized appreciation (depreciation) on investments during the period	1	(1)	26
Net realized and unrealized gain (loss) on investments	1	—	20
Net Increase (Decrease) in Net Assets resulting from Operations	$1	$—	$18
	Invesco Van Kampen VI Comstock	Invesco Van Kampen VI Growth & Income	Invesco Van KampenVI Mid-Cap Growth II
Investment Income
Dividends	$—	$—	$—
Expense
Mortality and expense risk and administrative charges	2	2	1
Net investment income (loss)	(2)	(2)	(1)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(14)	2	—
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	(14)	2	—
Net unrealized appreciation (depreciation) on investments during the period	36	8	18
Net realized and unrealized gain (loss) on investments	22	10	18
Net Increase (Decrease) in Net Assets resulting from Operations	$20	$8	$17

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI Government II	Invesco Van Kampen VI Comstock II
Investment Income
Dividends	$1	$—	$—
Expense
Mortality and expense risk and administrative charges	1	1	—
Net investment income (loss)	—	(1)	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	2	—
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	—	2	—
Net unrealized appreciation (depreciation) on investments during the period	13	6	3
Net realized and unrealized gain (loss) on investments	13	8	3
Net Increase (Decrease) in Net Assets resulting from Operations	$13	$7	$3
	Invesco Van Kampen VI Growth & Income II	Invesco Van Kampen VI Global Tactical Asset Alloc II	Invesco Van Kampen VI International Growth Equity II
Investment Income
Dividends	$—	$—	$—
Expense
Mortality and expense risk and administrative charges	3	—	—
Net investment income (loss)	(3)	—	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	4	—	—
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	4	—	—
Net unrealized appreciation (depreciation) on investments during the period	48	4	1
Net realized and unrealized gain (loss) on investments	52	4	1
Net Increase (Decrease) in Net Assets resulting from Operations	$49	$4	$1

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
Investment Income
Dividends	$3	$1	$66
Expense
Mortality and expense risk and administrative charges	—	2	8
Net investment income (loss)	3	(1)	58
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	12	8
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	—	12	8
Net unrealized appreciation (depreciation) on investments during the period	2	19	(6)
Net realized and unrealized gain (loss) on investments	2	31	2
Net Increase (Decrease) in Net Assets resulting from Operations	$5	$30	$60
	Lord Abbett Mid Cap Value	Lord Abbett Growth Opportunities	Lord Abbett Capital Structure
Investment Income
Dividends	$1	$—	$—
Expense
Mortality and expense risk and administrative charges	1	—	—
Net investment income (loss)	—	—	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	2	—
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	—	2	—
Net unrealized appreciation (depreciation) on investments during the period	22	(2)	1
Net realized and unrealized gain (loss) on investments	22	—	1
Net Increase (Decrease) in Net Assets resulting from Operations	$22	$—	$1

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC
Investment Income
Dividends	$1	$—	$1
Expense
Mortality and expense risk and administrative charges	—	—	1
Net investment income (loss)	1	—	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	—	5
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	—	—	5
Net unrealized appreciation (depreciation) on investments during the period	6	3	23
Net realized and unrealized gain (loss) on investments	6	3	28
Net Increase (Decrease) in Net Assets resulting from Operations	$7	$3	$28
	Fidelity Index 500 Portfolio SC2	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2
Investment Income
Dividends	$1	$8	$—
Expense
Mortality and expense risk and administrative charges	1	6	2
Net investment income (loss)	—	2	(2)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	1	5
Capital gain distribution	—	—	1
Net realized gain (loss) on investments	—	1	6
Net unrealized appreciation (depreciation) on investments during the period	7	84	39
Net realized and unrealized gain (loss) on investments	7	85	45
Net Increase (Decrease) in Net Assets resulting from Operations	$7	$87	$43

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Franklin Income Securities
Investment Income
Dividends	$2	$18	$13
Expense
Mortality and expense risk and administrative charges	2	5	3
Net investment income (loss)	—	13	10
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	3	1
Capital gain distribution	—	6	—
Net realized gain (loss) on investments	—	9	1
Net unrealized appreciation (depreciation) on investments during the period	18	(8)	14
Net realized and unrealized gain (loss) on investments	18	1	15
Net Increase (Decrease) in Net Assets resulting from Operations	$18	$14	$25
	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2
Investment Income
Dividends	$5	$—	$—
Expense
Mortality and expense risk and administrative charges	5	1	—
Net investment income (loss)	—	(1)	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	3	1	—
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	3	1	—
Net unrealized appreciation (depreciation) on investments during the period	67	20	1
Net realized and unrealized gain (loss) on investments	70	21	1
Net Increase (Decrease) in Net Assets resulting from Operations	$70	$20	$1

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Franklin US Government Fund	Templeton Foreign Securities	Templeton Global Bond Securities Fund II
Investment Income
Dividends	$10	$1	$4
Expense
Mortality and expense risk and administrative charges	6	1	4
Net investment income (loss)	4	—	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	(2)	—	—
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	(2)	—	—
Net unrealized appreciation (depreciation) on investments during the period	5	6	33
Net realized and unrealized gain (loss) on investments	3	6	33
Net Increase (Decrease) in Net Assets resulting from Operations	$7	$6	$33
	Mutual Shares Securities	Legg Mason ClearBridge Variable Mid Cap Core II	Legg Mason ClearBridge Variable Small Cap Growth II
Investment Income
Dividends	$7	$—	$—
Expense
Mortality and expense risk and administrative charges	6	—	—
Net investment income (loss)	1	—	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	3	—	—
Capital gain distribution	—	—	—
Net realized gain (loss) on investments	3	—	—
Net unrealized appreciation (depreciation) on investments during the period	49	8	1
Net realized and unrealized gain (loss) on investments	52	8	1
Net Increase (Decrease) in Net Assets resulting from Operations	$53	$8	$1

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	PIMCO VIT Long-Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor
Investment Income
Dividends	$—	$6	$5
Expense
Mortality and expense risk and administrative charges	—	4	5
Net investment income (loss)	—	2	—
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—	(4)	—
Capital gain distribution	1	1	6
Net realized gain (loss) on investments	1	(3)	6
Net unrealized appreciation (depreciation) on investments during the period	(3)	6	9
Net realized and unrealized gain (loss) on investments	(2)	3	15
Net Increase (Decrease) in Net Assets resulting from Operations	$(2)	$5	$15
	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC
Investment Income
Dividends	$2	$16	$1
Expense
Mortality and expense risk and administrative charges	3	9	—
Net investment income (loss)	(1)	7	1
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	1	—	—
Capital gain distribution	1	52	—
Net realized gain (loss) on investments	2	52	—
Net unrealized appreciation (depreciation) on investments during the period	1	(40)	7
Net realized and unrealized gain (loss) on investments	3	12	7
Net Increase (Decrease) in Net Assets resulting from Operations	$2	$19	$8

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2010
(in thousands)

Royce Capital Fund Small-Cap SC
Investment Income
Dividends	$—
Expense
Mortality and expense risk and administrative charges	1
Net investment income (loss)	(1)
Net Realized and Unrealized Gains on Investments
Net realized gain (loss) from redemption of investment shares	—
Capital gain distribution	—
Net realized gain (loss) on investments	—
Net unrealized appreciation (depreciation) on investments during the period	27
Net realized and unrealized gain (loss) on investments	27
Net Increase (Decrease) in Net Assets resulting from Operations	$26

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2010
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Net investment income (loss)	$—	$—	$1
Net realized gain (loss) on investments	(1)	(13)	(11)
Net unrealized appreciation (depreciation) of investments during the period	4	16	20
Net increase (decrease) in net assets resulting from operations	3	3	10
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	(2)	(6)	(16)
Death benefits	—	—	—
Transfer (to) from other portfolios	—	(5)	1
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(2)	(11)	(15)
Total increase (decrease) in net assets	1	(8)	(5)
Net Assets
Beginning of Year	27	70	114
End of Year	$28	$62	$109
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC
From Operations
Net investment income (loss)	$(1)	$(1)	$(1)
Net realized gain (loss) on investments	(1)	(2)	3
Net unrealized appreciation (depreciation) of investments during the period	13	11	23
Net increase (decrease) in net assets resulting from operations	11	8	25
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	385
Contract maintenance fees	—	—	(1)
Surrenders	(2)	(7)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	(7)	—	(37)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(9)	(7)	347
Total increase (decrease) in net assets	2	1	372
Net Assets
Beginning of Year	46	93	20
End of Year	$48	$94	$392

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured US Equity SC
From Operations
Net investment income (loss)	$—	$—	$—
Net realized gain (loss) on investments	2	3	—
Net unrealized appreciation (depreciation) of investments during the period	20	7	1
Net increase (decrease) in net assets resulting from operations	22	10	1
From Variable Annuity Contract Transactions
Contractowners' net payments	219	31	—
Contract maintenance fees	(1)	(1)	—
Surrenders	—	—	—
Death benefits	(14)	(15)	—
Transfer (to) from other portfolios	11	14	1
Net increase (decrease) in net assets resulting from variable annuity contract transactions	215	29	1
Total increase (decrease) in net assets	237	39	2
Net Assets
Beginning of Year	57	94	11
End of Year	$294	$133	$13
	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	MFS Growth Series IC
From Operations
Net investment income (loss)	$—	$—	$(1)
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	5	11	11
Net increase (decrease) in net assets resulting from operations	5	11	10
From Variable Annuity Contract Transactions
Contractowners' net payments	38	107	—
Contract maintenance fees	—	—	—
Surrenders	—	—	(2)
Death benefits	—	—	—
Transfer (to) from other portfolios	—	4	4
Net increase (decrease) in net assets resulting from variable annuity contract transactions	38	111	2
Total increase (decrease) in net assets	43	122	12
Net Assets
Beginning of Year	3	—	61
End of Year	$46	$122	$73

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC
From Operations
Net investment income (loss)	$(1)	$—	$1
Net realized gain (loss) on investments	(1)	(1)	—
Net unrealized appreciation (depreciation) of investments during the period	9	7	5
Net increase (decrease) in net assets resulting from operations	7	6	6
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	(4)	(6)	(13)
Death benefits	—	—	—
Transfer (to) from other portfolios	1	—	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(3)	(6)	(13)
Total increase (decrease) in net assets	4	—	(7)
Net Assets
Beginning of Year	53	70	81
End of Year	$57	$70	$74
	MFS New Discovery IC	MFS Utilities IC	MFS Growth Series SC
From Operations
Net investment income (loss)	$—	$2	$—
Net realized gain (loss) on investments	1	(1)	—
Net unrealized appreciation (depreciation) of investments during the period	6	6	—
Net increase (decrease) in net assets resulting from operations	7	7	—
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	8
Contract maintenance fees	—	—	—
Surrenders	(6)	(6)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	17	(27)	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	11	(33)	8
Total increase (decrease) in net assets	18	(26)	8
Net Assets
Beginning of Year	11	81	—
End of Year	$29	$55	$8

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	MFS Research SC	MFS Investors Trust SC	MFS Total Return SC
From Operations
Net investment income (loss)	$—	$(1)	$1
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	1	15	8
Net increase (decrease) in net assets resulting from operations	1	14	9
From Variable Annuity Contract Transactions
Contractowners' net payments	—	186	30
Contract maintenance fees	—	(1)	(1)
Surrenders	—	(3)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	4	76	24
Net increase (decrease) in net assets resulting from variable annuity contract transactions	4	258	53
Total increase (decrease) in net assets	5	272	62
Net Assets
Beginning of Year	3	8	69
End of Year	$8	$280	$131
	MFS New Discovery SC	MFS Utilities SC	MFS Investors Growth Stock SC
From Operations
Net investment income (loss)	$(1)	$1	$(1)
Net realized gain (loss) on investments	—	(1)	2
Net unrealized appreciation (depreciation) of investments during the period	28	13	8
Net increase (decrease) in net assets resulting from operations	27	13	9
From Variable Annuity Contract Transactions
Contractowners' net payments	109	76	59
Contract maintenance fees	(1)	(1)	—
Surrenders	(2)	—	—
Death benefits	—	—	(7)
Transfer (to) from other portfolios	30	19	8
Net increase (decrease) in net assets resulting from variable annuity contract transactions	136	94	60
Total increase (decrease) in net assets	163	107	69
Net Assets
Beginning of Year	16	41	51
End of Year	$179	$148	$120

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	MFS VIT Research Bond SC	MFS VIT Value SC	Oppenheimer Money Fund/VA
From Operations
Net investment income (loss)	$(1)	$—	$(9)
Net realized gain (loss) on investments	(6)	3	—
Net unrealized appreciation (depreciation) of investments during the period	1	3	—
Net increase (decrease) in net assets resulting from operations	(6)	6	(9)
From Variable Annuity Contract Transactions
Contractowners' net payments	494	167	687
Contract maintenance fees	—	—	(1)
Surrenders	(547)	—	(952)
Death benefits	—	—	—
Transfer (to) from other portfolios	246	(112)	629
Net increase (decrease) in net assets resulting from variable annuity contract transactions	193	55	363
Total increase (decrease) in net assets	187	61	354
Net Assets
Beginning of Year	8	—	277
End of Year	$195	$61	$631
	Oppenheimer Small & Mid Cap Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
From Operations
Net investment income (loss)	$(1)	$(2)	$(1)
Net realized gain (loss) on investments	(5)	(2)	(3)
Net unrealized appreciation (depreciation) of investments during the period	27	13	8
Net increase (decrease) in net assets resulting from operations	21	9	4
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	(3)	(4)	(20)
Death benefits	—	—	—
Transfer (to) from other portfolios	—	—	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(3)	(4)	(20)
Total increase (decrease) in net assets	18	5	(16)
Net Assets
Beginning of Year	83	126	48
End of Year	$101	$131	$32

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA
From Operations
Net investment income (loss)	$10	$—	$—
Net realized gain (loss) on investments	—	1	—
Net unrealized appreciation (depreciation) of investments during the period	7	29	1
Net increase (decrease) in net assets resulting from operations	17	30	1
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	(13)	(4)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	7	6	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(6)	2	—
Total increase (decrease) in net assets	11	32	1
Net Assets
Beginning of Year	134	210	2
End of Year	$145	$242	$3
	Oppenheimer Small & Mid Cap Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Main Street Fund/VA SC
From Operations
Net investment income (loss)	$—	$(1)	$(1)
Net realized gain (loss) on investments	—	3	—
Net unrealized appreciation (depreciation) of investments during the period	—	3	20
Net increase (decrease) in net assets resulting from operations	—	5	19
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	18
Contract maintenance fees	—	—	—
Surrenders	—	—	—
Death benefits	—	(9)	—
Transfer (to) from other portfolios	—	2	(2)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	—	(7)	16
Total increase (decrease) in net assets	—	(2)	35
Net Assets
Beginning of Year	3	78	129
End of Year	$3	$76	$164

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Global Securites Fund/VA SC	Oppenheimer High Income Fund/VA SC
From Operations
Net investment income (loss)	$19	$(1)	$—
Net realized gain (loss) on investments	5	4	—
Net unrealized appreciation (depreciation) of investments during the period	21	40	1
Net increase (decrease) in net assets resulting from operations	45	43	1
From Variable Annuity Contract Transactions
Contractowners' net payments	414	284	—
Contract maintenance fees	(3)	(1)	—
Surrenders	(5)	—	—
Death benefits	(27)	—	—
Transfer (to) from other portfolios	131	(56)	2
Net increase (decrease) in net assets resulting from variable annuity contract transactions	510	227	2
Total increase (decrease) in net assets	555	270	3
Net Assets
Beginning of Year	255	137	4
End of Year	$810	$407	$7
	Van Eck Global Hard Asset	Invesco Van Kampen VI Capital Growth	Invesco Van Kampen VI Comstock
From Operations
Net investment income (loss)	$—	$(2)	$(2)
Net realized gain (loss) on investments	1	(6)	(14)
Net unrealized appreciation (depreciation) of investments during the period	(1)	26	36
Net increase (decrease) in net assets resulting from operations	—	18	20
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	—	(30)	(80)
Death benefits	—	—	—
Transfer (to) from other portfolios	(2)	(5)	(5)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(2)	(35)	(85)
Total increase (decrease) in net assets	(2)	(17)	(65)
Net Assets
Beginning of Year	2	135	227
End of Year	$—	$118	$162

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Invesco Van Kampen VI Growth & Income	Invesco Van Kampen VI Mid-Cap Growth II	Invesco Van Kampen VI Equity and Income II
From Operations
Net investment income (loss)	$(2)	$(1)	$—
Net realized gain (loss) on investments	2	—	—
Net unrealized appreciation (depreciation) of investments during the period	8	18	13
Net increase (decrease) in net assets resulting from operations	8	17	13
From Variable Annuity Contract Transactions
Contractowners' net payments	—	59	107
Contract maintenance fees	—	—	(1)
Surrenders	(151)	(2)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	—	54	68
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(151)	111	174
Total increase (decrease) in net assets	(143)	128	187
Net Assets
Beginning of Year	243	14	10
End of Year	$100	$142	$197
	Invesco Van Kampen VI Government II	Invesco Van Kampen VI Comstock II	Invesco Van Kampen VI Growth & Income II
From Operations
Net investment income (loss)	$(1)	$—	$(3)
Net realized gain (loss) on investments	2	—	4
Net unrealized appreciation (depreciation) of investments during the period	6	3	48
Net increase (decrease) in net assets resulting from operations	7	3	49
From Variable Annuity Contract Transactions
Contractowners' net payments	4	25	501
Contract maintenance fees	(1)	—	(2)
Surrenders	(1)	—	(3)
Death benefits	(69)	—	(7)
Transfer (to) from other portfolios	16	8	32
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(51)	33	521
Total increase (decrease) in net assets	(44)	36	570
Net Assets
Beginning of Year	126	4	72
End of Year	$82	$40	$642

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Invesco Van Kampen VI Global Tactical Asset Alloc II	Invesco Van Kampen VI International Growth Equity II	Invesco Van Kampen VI Mid Cap Value II
From Operations
Net investment income (loss)	$—	$—	$—
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	4	1	—
Net increase (decrease) in net assets resulting from operations	4	1	—
From Variable Annuity Contract Transactions
Contractowners' net payments	32	—	5
Contract maintenance fees	—	—	—
Surrenders	—	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	(1)	—	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	31	—	5
Total increase (decrease) in net assets	35	1	5
Net Assets
Beginning of Year	—	10	—
End of Year	$35	$11	$5
	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
From Operations
Net investment income (loss)	$3	$(1)	$58
Net realized gain (loss) on investments	—	12	8
Net unrealized appreciation (depreciation) of investments during the period	2	19	(6)
Net increase (decrease) in net assets resulting from operations	5	30	60
From Variable Annuity Contract Transactions
Contractowners' net payments	25	225	580
Contract maintenance fees	—	(1)	(4)
Surrenders	—	(165)	(87)
Death benefits	—	—	(7)
Transfer (to) from other portfolios	3	(73)	200
Net increase (decrease) in net assets resulting from variable annuity contract transactions	28	(14)	682
Total increase (decrease) in net assets	33	16	742
Net Assets
Beginning of Year	4	242	397
End of Year	$37	$258	$1,139

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Lord Abbett Mid Cap Value	Lord Abbett Growth Opportunities	Lord Abbett Capital Structure
From Operations
Net investment income (loss)	$—	$—	$—
Net realized gain (loss) on investments	—	2	—
Net unrealized appreciation (depreciation) of investments during the period	22	(2)	1
Net increase (decrease) in net assets resulting from operations	22	—	1
From Variable Annuity Contract Transactions
Contractowners' net payments	71	—	8
Contract maintenance fees	—	—	—
Surrenders	(58)	—	—
Death benefits	—	(5)	—
Transfer (to) from other portfolios	—	—	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	13	(5)	8
Total increase (decrease) in net assets	35	(5)	9
Net Assets
Beginning of Year	123	9	4
End of Year	$158	$4	$13
	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC
From Operations
Net investment income (loss)	$1	$—	$—
Net realized gain (loss) on investments	—	—	5
Net unrealized appreciation (depreciation) of investments during the period	6	3	23
Net increase (decrease) in net assets resulting from operations	7	3	28
From Variable Annuity Contract Transactions
Contractowners' net payments	104	41	354
Contract maintenance fees	—	—	(1)
Surrenders	—	—	(1)
Death benefits	—	—	—
Transfer (to) from other portfolios	7	—	(91)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	111	41	261
Total increase (decrease) in net assets	118	44	289
Net Assets
Beginning of Year	3	—	12
End of Year	$121	$44	$301

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Fidelity Index 500 Portfolio SC2	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2
From Operations
Net investment income (loss)	$—	$2	$(2)
Net realized gain (loss) on investments	—	1	6
Net unrealized appreciation (depreciation) of investments during the period	7	84	39
Net increase (decrease) in net assets resulting from operations	7	87	43
From Variable Annuity Contract Transactions
Contractowners' net payments	41	501	435
Contract maintenance fees	—	(3)	(1)
Surrenders	(1)	(3)	—
Death benefits	—	(7)	—
Transfer (to) from other portfolios	25	73	(141)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	65	561	293
Total increase (decrease) in net assets	72	648	336
Net Assets
Beginning of Year	8	238	47
End of Year	$80	$886	$383
	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Franklin Flex Cap Growth Securities
From Operations
Net investment income (loss)	$—	$13	$—
Net realized gain (loss) on investments	—	9	—
Net unrealized appreciation (depreciation) of investments during the period	18	(8)	—
Net increase (decrease) in net assets resulting from operations	18	14	—
From Variable Annuity Contract Transactions
Contractowners' net payments	1	231	3
Contract maintenance fees	—	(2)	—
Surrenders	—	(3)	—
Death benefits	—	(23)	—
Transfer (to) from other portfolios	—	115	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	1	318	3
Total increase (decrease) in net assets	19	332	3
Net Assets
Beginning of Year	140	217	—
End of Year	$159	$549	$3

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
From Operations
Net investment income (loss)	$10	$—	$(1)
Net realized gain (loss) on investments	1	3	1
Net unrealized appreciation (depreciation) of investments during the period	14	67	20
Net increase (decrease) in net assets resulting from operations	25	70	20
From Variable Annuity Contract Transactions
Contractowners' net payments	261	368	6
Contract maintenance fees	(1)	(2)	—
Surrenders	(1)	(249)	—
Death benefits	(7)	(7)	—
Transfer (to) from other portfolios	31	579	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	283	689	6
Total increase (decrease) in net assets	308	759	26
Net Assets
Beginning of Year	101	169	75
End of Year	$409	$928	$101
	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
From Operations
Net investment income (loss)	$—	$4	$—
Net realized gain (loss) on investments	—	(2)	—
Net unrealized appreciation (depreciation) of investments during the period	1	5	—
Net increase (decrease) in net assets resulting from operations	1	7	—
From Variable Annuity Contract Transactions
Contractowners' net payments	12	559	8
Contract maintenance fees	—	(2)	—
Surrenders	—	(550)	—
Death benefits	—	(23)	—
Transfer (to) from other portfolios	1	365	4
Net increase (decrease) in net assets resulting from variable annuity contract transactions	13	349	12
Total increase (decrease) in net assets	14	356	12
Net Assets
Beginning of Year	—	232	6
End of Year	$14	$588	$18

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Mutual Shares Securities
From Operations
Net investment income (loss)	$—	$—	$1
Net realized gain (loss) on investments	—	—	3
Net unrealized appreciation (depreciation) of investments during the period	6	33	49
Net increase (decrease) in net assets resulting from operations	6	33	53
From Variable Annuity Contract Transactions
Contractowners' net payments	26	452	671
Contract maintenance fees	—	(3)	(3)
Surrenders	—	(6)	(4)
Death benefits	—	—	(7)
Transfer (to) from other portfolios	1	152	31
Net increase (decrease) in net assets resulting from variable annuity contract transactions	27	595	688
Total increase (decrease) in net assets	33	628	741
Net Assets
Beginning of Year	41	94	170
End of Year	$74	$722	$911
	Legg Mason ClearBridge Variable Mid Cap Core II	Legg Mason ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor
From Operations
Net investment income (loss)	$—	$—	$—
Net realized gain (loss) on investments	—	—	1
Net unrealized appreciation (depreciation) of investments during the period	8	1	(3)
Net increase (decrease) in net assets resulting from operations	8	1	(2)
From Variable Annuity Contract Transactions
Contractowners' net payments	76	14	11
Contract maintenance fees	—	—	—
Surrenders	(1)	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	34	—	26
Net increase (decrease) in net assets resulting from variable annuity contract transactions	109	14	37
Total increase (decrease) in net assets	117	15	35
Net Assets
Beginning of Year	4	—	—
End of Year	$121	$15	$35

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2010
(in thousands)

	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor
From Operations
Net investment income (loss)	$2	$—	$(1)
Net realized gain (loss) on investments	(3)	6	2
Net unrealized appreciation (depreciation) of investments during the period	6	9	1
Net increase (decrease) in net assets resulting from operations	5	15	2
From Variable Annuity Contract Transactions
Contractowners' net payments	649	669	580
Contract maintenance fees	(2)	(3)	(2)
Surrenders	(549)	(1)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	364	84	(167)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	462	749	411
Total increase (decrease) in net assets	467	764	413
Net Assets
Beginning of Year	10	20	—
End of Year	$477	$784	$413
	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
From Operations
Net investment income (loss)	$7	$1	$(1)
Net realized gain (loss) on investments	52	—	—
Net unrealized appreciation (depreciation) of investments during the period	(40)	7	27
Net increase (decrease) in net assets resulting from operations	19	8	26
From Variable Annuity Contract Transactions
Contractowners' net payments	1,602	55	227
Contract maintenance fees	(6)	—	(1)
Surrenders	(6)	(1)	(1)
Death benefits	—	—	—
Transfer (to) from other portfolios	228	21	82
Net increase (decrease) in net assets resulting from variable annuity contract transactions	1,818	75	307
Total increase (decrease) in net assets	1,837	83	333
Net Assets
Beginning of Year	49	—	9
End of Year	$1,886	$83	$342

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2009
(in thousands)

	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity
From Operations
Net investment income (loss)	$—	$—	$—
Net realized gain (loss) on investments	(27)	(44)	(48)
Net unrealized appreciation (depreciation) of investments during the period	25	56	72
Net increase (decrease) in net assets resulting from operations	(2)	12	24
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	(2)	(22)	(65)
Death benefits	—	—	—
Transfer (to) from other portfolios	(20)	(11)	(2)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(22)	(33)	(67)
Total increase (decrease) in net assets	(24)	(21)	(43)
Net Assets
Beginning of Year	51	91	157
End of Year	$27	$70	$114
	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC
From Operations
Net investment income (loss)	$(1)	$(1)	$—
Net realized gain (loss) on investments	(29)	(8)	—
Net unrealized appreciation (depreciation) of investments during the period	36	46	1
Net increase (decrease) in net assets resulting from operations	6	37	1
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	17
Contract maintenance fees	—	—	—
Surrenders	(26)	(28)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	(4)	—	2
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(30)	(28)	19
Total increase (decrease) in net assets	(24)	9	20
Net Assets
Beginning of Year	70	84	—
End of Year	$46	$93	$20

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured US Equity SC
From Operations
Net investment income (loss)	$1	$—	$—
Net realized gain (loss) on investments	—	1	—
Net unrealized appreciation (depreciation) of investments during the period	3	10	1
Net increase (decrease) in net assets resulting from operations	4	11	1
From Variable Annuity Contract Transactions
Contractowners' net payments	40	70	10
Contract maintenance fees	—	—	—
Surrenders	—	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	1	1	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	41	71	10
Total increase (decrease) in net assets	45	82	11
Net Assets
Beginning of Year	12	12	—
End of Year	$57	$94	$11
	Goldman Sachs VIT Growth Opportunities SC	MFS Growth Series IC	MFS Research IC
From Operations
Net investment income (loss)	$—	$(1)	$—
Net realized gain (loss) on investments	—	(21)	(2)
Net unrealized appreciation (depreciation) of investments during the period	—	43	14
Net increase (decrease) in net assets resulting from operations	—	21	12
From Variable Annuity Contract Transactions
Contractowners' net payments	3	—	—
Contract maintenance fees	—	—	—
Surrenders	—	(46)	(7)
Death benefits	—	—	—
Transfer (to) from other portfolios	—	(10)	1
Net increase (decrease) in net assets resulting from variable annuity contract transactions	3	(56)	(6)
Total increase (decrease) in net assets	3	(35)	6
Net Assets
Beginning of Year	—	96	47
End of Year	$3	$61	$53

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC
From Operations
Net investment income (loss)	$—	$4	$—
Net realized gain (loss) on investments	(4)	(8)	(1)
Net unrealized appreciation (depreciation) of investments during the period	17	14	6
Net increase (decrease) in net assets resulting from operations	13	10	5
From Variable Annuity Contract Transactions
Contractowners' net payments	—	7	—
Contract maintenance fees	—	—	—
Surrenders	(2)	(25)	(4)
Death benefits	—	(21)	—
Transfer (to) from other portfolios	(4)	(14)	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(6)	(53)	(4)
Total increase (decrease) in net assets	7	(43)	1
Net Assets
Beginning of Year	63	124	10
End of Year	$70	$81	$11
	MFS Utilities IC	MFS Research SC	MFS Investors Trust SC
From Operations
Net investment income (loss)	$5	$—	$—
Net realized gain (loss) on investments	(9)	—	—
Net unrealized appreciation (depreciation) of investments during the period	24	—	—
Net increase (decrease) in net assets resulting from operations	20	—	—
From Variable Annuity Contract Transactions
Contractowners' net payments	—	3	8
Contract maintenance fees	—	—	—
Surrenders	(2)	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	(44)	—	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(46)	3	8
Total increase (decrease) in net assets	(26)	3	8
Net Assets
Beginning of Year	107	—	—
End of Year	$81	$3	$8

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	MFS Total Return SC	MFS New Discovery SC	MFS Utilities SC
From Operations
Net investment income (loss)	$—	$—	$—
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	2	1	1
Net increase (decrease) in net assets resulting from operations	2	1	1
From Variable Annuity Contract Transactions
Contractowners' net payments	65	15	40
Contract maintenance fees	—	—	—
Surrenders	—	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	2	—	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	67	15	40
Total increase (decrease) in net assets	69	16	41
Net Assets
Beginning of Year	—	—	—
End of Year	$69	$16	$41
	MFS Investors Growth Stock SC	MFS VIT Research Bond SC	Oppenheimer Money Fund/VA
From Operations
Net investment income (loss)	$—	$—	$(1)
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	12	—	—
Net increase (decrease) in net assets resulting from operations	12	—	(1)
From Variable Annuity Contract Transactions
Contractowners' net payments	34	8	11
Contract maintenance fees	—	—	—
Surrenders	—	—	(94)
Death benefits	—	—	—
Transfer (to) from other portfolios	(1)	—	206
Net increase (decrease) in net assets resulting from variable annuity contract transactions	33	8	123
Total increase (decrease) in net assets	45	8	122
Net Assets
Beginning of Year	6	—	155
End of Year	$51	$8	$277

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Oppenheimer Small & Mid Cap Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
From Operations
Net investment income (loss)	$(1)	$(2)	$—
Net realized gain (loss) on investments	(1)	—	(19)
Net unrealized appreciation (depreciation) of investments during the period	22	40	34
Net increase (decrease) in net assets resulting from operations	20	38	15
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	—	—	(31)
Death benefits	—	—	—
Transfer (to) from other portfolios	—	—	(28)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	—	—	(59)
Total increase (decrease) in net assets	20	38	(44)
Net Assets
Beginning of Year	63	88	92
End of Year	$83	$126	$48
	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA
From Operations
Net investment income (loss)	$(1)	$2	$—
Net realized gain (loss) on investments	(1)	2	—
Net unrealized appreciation (depreciation) of investments during the period	23	57	—
Net increase (decrease) in net assets resulting from operations	21	61	—
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	—
Contract maintenance fees	—	—	—
Surrenders	(46)	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	2	(40)	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(44)	(40)	—
Total increase (decrease) in net assets	(23)	21	—
Net Assets
Beginning of Year	157	189	2
End of Year	$134	$210	$2

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Oppenheimer Small & Mid Cap Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Main Street Fund/VA SC
From Operations
Net investment income (loss)	$—	$—	$(1)
Net realized gain (loss) on investments	—	1	—
Net unrealized appreciation (depreciation) of investments during the period	1	11	13
Net increase (decrease) in net assets resulting from operations	1	12	12
From Variable Annuity Contract Transactions
Contractowners' net payments	2	61	118
Contract maintenance fees	—	—	—
Surrenders	—	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	—	(3)	(1)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	2	58	117
Total increase (decrease) in net assets	3	70	129
Net Assets
Beginning of Year	—	8	—
End of Year	$3	$78	$129
	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Global Securites Fund/VA SC	Oppenheimer High Income Fund/VA SC
From Operations
Net investment income (loss)	$(1)	$(1)	$—
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	19	14	1
Net increase (decrease) in net assets resulting from operations	18	13	1
From Variable Annuity Contract Transactions
Contractowners' net payments	200	126	3
Contract maintenance fees	(1)	—	—
Surrenders	—	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	14	(2)	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	213	124	3
Total increase (decrease) in net assets	231	137	4
Net Assets
Beginning of Year	24	—	—
End of Year	$255	$137	$4

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Van Eck Global Hard Asset	Invesco Van Kampen VI Capital Growth	Invesco Van Kampen VI Comstock
From Operations
Net investment income (loss)	$—	$(2)	$10
Net realized gain (loss) on investments	—	(17)	(54)
Net unrealized appreciation (depreciation) of investments during the period	1	73	97
Net increase (decrease) in net assets resulting from operations	1	54	53
From Variable Annuity Contract Transactions
Contractowners' net payments	—	—	11
Contract maintenance fees	—	—	—
Surrenders	—	(13)	(192)
Death benefits	—	—	(33)
Transfer (to) from other portfolios	—	(6)	(61)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	—	(19)	(275)
Total increase (decrease) in net assets	1	35	(222)
Net Assets
Beginning of Year	1	100	449
End of Year	$2	$135	$227
	Invesco Van Kampen VI Growth & Income	Invesco Van Kampen VI Mid-Cap Growth II	Invesco Van Kampen VI Equity and Income II
From Operations
Net investment income (loss)	$8	$—	$—
Net realized gain (loss) on investments	(15)	(12)	—
Net unrealized appreciation (depreciation) of investments during the period	51	18	—
Net increase (decrease) in net assets resulting from operations	44	6	—
From Variable Annuity Contract Transactions
Contractowners' net payments	10	7	10
Contract maintenance fees	—	—	—
Surrenders	(205)	—	—
Death benefits	(30)	—	—
Transfer (to) from other portfolios	(85)	(16)	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(310)	(9)	10
Total increase (decrease) in net assets	(266)	(3)	10
Net Assets
Beginning of Year	509	17	—
End of Year	$243	$14	$10

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Invesco Van Kampen VI Government II	Invesco Van Kampen VI Comstock II	Invesco Van Kampen VI Growth & Income II
From Operations
Net investment income (loss)	$6	$—	$1
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	(6)	1	6
Net increase (decrease) in net assets resulting from operations	—	1	7
From Variable Annuity Contract Transactions
Contractowners' net payments	46	3	37
Contract maintenance fees	(1)	—	—
Surrenders	—	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	11	—	8
Net increase (decrease) in net assets resulting from variable annuity contract transactions	56	3	45
Total increase (decrease) in net assets	56	4	52
Net Assets
Beginning of Year	70	—	20
End of Year	$126	$4	$72
	Invesco Van Kampen VI International Growth Equity II	Van Kampen Enterprise	UIF Global Real Estate II
From Operations
Net investment income (loss)	$—	$1	$—
Net realized gain (loss) on investments	—	(89)	—
Net unrealized appreciation (depreciation) of investments during the period	1	84	—
Net increase (decrease) in net assets resulting from operations	1	(4)	—
From Variable Annuity Contract Transactions
Contractowners' net payments	9	—	3
Contract maintenance fees	—	—	—
Surrenders	—	(30)	—
Death benefits	—	—	—
Transfer (to) from other portfolios	—	(97)	1
Net increase (decrease) in net assets resulting from variable annuity contract transactions	9	(127)	4
Total increase (decrease) in net assets	10	(131)	4
Net Assets
Beginning of Year	—	131	—
End of Year	$10	$—	$4

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Lord Abbett Growth & Income	Lord Abbett Bond Debenture	Lord Abbett Mid Cap Value
From Operations
Net investment income (loss)	$(1)	$19	$(1)
Net realized gain (loss) on investments	(10)	(24)	(18)
Net unrealized appreciation (depreciation) of investments during the period	39	66	42
Net increase (decrease) in net assets resulting from operations	28	61	23
From Variable Annuity Contract Transactions
Contractowners' net payments	26	217	2
Contract maintenance fees	—	—	—
Surrenders	(100)	(140)	(56)
Death benefits	—	—	—
Transfer (to) from other portfolios	(22)	5	(9)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(96)	82	(63)
Total increase (decrease) in net assets	(68)	143	(40)
Net Assets
Beginning of Year	310	254	163
End of Year	$242	$397	$123
	Lord Abbett Growth Opportunities	Lord Abbett Capital Structure	Lord Abbett International Opportunities
From Operations
Net investment income (loss)	$—	$—	$—
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	3	1	1
Net increase (decrease) in net assets resulting from operations	3	1	1
From Variable Annuity Contract Transactions
Contractowners' net payments	3	3	2
Contract maintenance fees	—	—	—
Surrenders	—	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	(1)	—	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	2	3	2
Total increase (decrease) in net assets	5	4	3
Net Assets
Beginning of Year	4	—	—
End of Year	$9	$4	$3

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Lord Abbett Series Fundamental Equity VC	Fidelity Index 500 Portfolio SC2	Fidelity Contrafund Portfolio SC2
From Operations
Net investment income (loss)	$—	$—	$1
Net realized gain (loss) on investments	—	—	1
Net unrealized appreciation (depreciation) of investments during the period	—	—	25
Net increase (decrease) in net assets resulting from operations	—	—	27
From Variable Annuity Contract Transactions
Contractowners' net payments	12	5	173
Contract maintenance fees	—	—	—
Surrenders	—	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	—	3	8
Net increase (decrease) in net assets resulting from variable annuity contract transactions	12	8	181
Total increase (decrease) in net assets	12	8	208
Net Assets
Beginning of Year	—	—	30
End of Year	$12	$8	$238
	Fidelity Mid Cap SC2	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2
From Operations
Net investment income (loss)	$—	$1	$8
Net realized gain (loss) on investments	—	—	1
Net unrealized appreciation (depreciation) of investments during the period	8	22	—
Net increase (decrease) in net assets resulting from operations	8	23	9
From Variable Annuity Contract Transactions
Contractowners' net payments	23	120	178
Contract maintenance fees	—	—	—
Surrenders	—	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	—	(3)	7
Net increase (decrease) in net assets resulting from variable annuity contract transactions	23	117	185
Total increase (decrease) in net assets	31	140	194
Net Assets
Beginning of Year	16	—	23
End of Year	$47	$140	$217

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities
From Operations
Net investment income (loss)	$1	$(1)	$—
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	10	14	10
Net increase (decrease) in net assets resulting from operations	11	13	10
From Variable Annuity Contract Transactions
Contractowners' net payments	74	148	64
Contract maintenance fees	—	—	—
Surrenders	—	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	10	2	1
Net increase (decrease) in net assets resulting from variable annuity contract transactions	84	150	65
Total increase (decrease) in net assets	95	163	75
Net Assets
Beginning of Year	6	6	—
End of Year	$101	$169	$75
	Franklin US Government Fund	Templeton Growth Securities	Templeton Foreign Securities
From Operations
Net investment income (loss)	$1	$—	$1
Net realized gain (loss) on investments	—	—	1
Net unrealized appreciation (depreciation) of investments during the period	1	1	5
Net increase (decrease) in net assets resulting from operations	2	1	7
From Variable Annuity Contract Transactions
Contractowners' net payments	190	5	17
Contract maintenance fees	(1)	—	—
Surrenders	—	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	18	—	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	207	5	17
Total increase (decrease) in net assets	209	6	24
Net Assets
Beginning of Year	23	—	17
End of Year	$232	$6	$41

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

	Templeton Global Bond Securities Fund II	Mutual Shares Securities	Legg Mason ClearBridge Variable Mid Cap Core II
From Operations
Net investment income (loss)	$—	$1	$—
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	3	15	—
Net increase (decrease) in net assets resulting from operations	3	16	—
From Variable Annuity Contract Transactions
Contractowners' net payments	90	146	4
Contract maintenance fees	—	—	—
Surrenders	—	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	1	2	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	91	148	4
Total increase (decrease) in net assets	94	164	4
Net Assets
Beginning of Year	—	6	—
End of Year	$94	$170	$4
	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Total Return Advisor
From Operations
Net investment income (loss)	$—	$—	$—
Net realized gain (loss) on investments	—	—	—
Net unrealized appreciation (depreciation) of investments during the period	—	—	—
Net increase (decrease) in net assets resulting from operations	—	—	—
From Variable Annuity Contract Transactions
Contractowners' net payments	10	20	49
Contract maintenance fees	—	—	—
Surrenders	—	—	—
Death benefits	—	—	—
Transfer (to) from other portfolios	—	—	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	10	20	49
Total increase (decrease) in net assets	10	20	49
Net Assets
Beginning of Year	—	—	—
End of Year	$10	$20	$49

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2009
(in thousands)

Royce Capital Fund Small-Cap SC
From Operations
Net investment income (loss)	$—
Net realized gain (loss) on investments	—
Net unrealized appreciation (depreciation) of investments during the period	—
Net increase (decrease) in net assets resulting from operations	—
From Variable Annuity Contract Transactions
Contractowners' net payments	9
Contract maintenance fees	—
Surrenders	—
Death benefits	—
Transfer (to) from other portfolios	—
Net increase (decrease) in net assets resulting from variable annuity contract transactions	9
Total increase (decrease) in net assets	9
Net Assets
Beginning of Year	—
End of Year	$9

The accompanying notes are an integral part of these financial statements.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

1.  ORGANIZATION

The Variable Annuity Account A of Protective Life ("Separate Account") was established by Protective Life and Annuity Insurance Company ("PLAIC") on December 1, 1997, with sales beginning August 21, 1998. The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts ("Contracts") are allocated until maturity or termination of the Contracts.

PLAIC has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended.

At December 31, 2010, the Separate Account was comprised of eighty-four subaccounts:

Subaccounts

Goldman Sachs Large Cap Value(c)

Goldman Sachs Strategic International Equity

Goldman Sachs Structured US Equity

Goldman Sachs Structured Small Cap Equity

Goldman Sachs Strategic Growth(c)

Goldman Sachs Strategic Growth SC(c)

Goldman Sachs Large Cap Value Fund SC(c)

Goldman Sachs Strategic International Equity SC

Goldman Sachs Structured US Equity SC

Goldman Sachs VIT Growth Opportunities SC

Goldman Sachs Mid Cap Value SC(a)

MFS Growth Series IC

MFS Research IC

MFS Investors Trust IC

MFS Total Return IC

MFS New Discovery IC

MFS Utilities IC

MFS Growth Series SC

MFS Research SC

MFS Investors Trust SC

MFS Total Return SC

MFS New Discovery SC

MFS Utilities SC

MFS Investors Growth Stock SC

MFS VIT Research Bond SC

MFS VIT Value SC

Oppenheimer Money Fund/VA

Oppenheimer Small & Mid Cap Fund/VA(c)

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Global Strategic Income Fund/VA(c)

Oppenheimer Global Securites Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Small & Mid Cap Fund/VA SC(c)

Oppenheimer Capital Appreciation Fund/VA SC

Oppenheimer Main Street Fund/VA SC

Oppenheimer Global Strategic Income Fund/VA SC(c)

Oppenheimer Global Securites Fund/VA SC

Oppenheimer High Income Fund/VA SC

Van Eck Global Hard Asset(b)

Invesco Van Kampen VI Capital Growth(d)

Invesco Van Kampen VI Comstock(d)

Invesco Van Kampen VI Growth & Income(d)

Invesco Van Kampen VI Mid-Cap Growth II(d)

Invesco Van Kampen VI Equity and Income II(d)

Invesco Van Kampen VI Government II(d)

Invesco Van Kampen VI Comstock II(d)

Invesco Van Kampen VI Growth & Income II(d)

Invesco Van Kampen VI Global Tactical Asset Alloc II(d)

Invesco Van Kampen VI International Growth Equity II(d)

Invesco Van Kampen VI Mid Cap Value II(d)

UIF Global Real Estate II

Lord Abbett Growth & Income

Lord Abbett Bond Debenture

Lord Abbett Mid Cap Value

Lord Abbett Growth Opportunities

Lord Abbett Capital Structure(c)

Lord Abbett International Opportunities(c)

Lord Abbett Classic Stock(c)

Lord Abbett Series Fundamental Equity VC(c)

Fidelity Index 500 Portfolio SC2

Fidelity Contrafund Portfolio SC2

Fidelity Mid Cap SC2

Fidelity Equity Income SC2

Fidelity Investment Grade Bonds SC2

Franklin Flex Cap Growth Securities

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

1.  ORGANIZATION — (Continued)

Subaccounts — continued

Franklin Income Securities

Franklin Rising Dividend Securities

Franklin Small-Mid Cap Growth Securities

Franklin Small Cap Value Securities CL 2

Franklin US Government Fund

Templeton Growth Securities

Templeton Foreign Securities

Templeton Global Bond Securities Fund II(c)

Mutual Shares Securities

Legg Mason ClearBridge Variable Mid Cap Core II

Legg Mason ClearBridge Variable Small Cap Growth II

PIMCO VIT Long-Term US Government Advisor

PIMCO VIT Low Duration Advisor

PIMCO VIT Real Return Advisor

PIMCO VIT Short-Term Advisor

PIMCO VIT Total Return Advisor

Royce Capital Fund Micro-Cap SC

Royce Capital Fund Small-Cap SC

(a)  Added May 3, 2010.

(b)  Not available for new policies. Net assets were zero at year end.

(c)  Fund name changed. See below.

(d)  On June 1, 2010, all of the assets of the old fund were combined with those of a newly organized fund with the same invesment objective. See below.

Old Fund Name	New Fund Name
Goldman Sachs Growth & Income	Goldman Sachs Large Cap Value

Goldman Sachs Capital Growth	Goldman Sachs Strategic Growth

Goldman Sachs Capital Growth SC	Goldman Sachs Strategic Growth SC

Goldman Sachs Growth & Income SC	Goldman Sachs Large Cap Value Fund SC

Oppenheimer Mid Cap Fund/VA	Oppenheimer Small & Mid Cap Fund/VA

Oppenheimer Strategic Bond Fund/VA	Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Mid Cap Fund/VA SC	Oppenheimer Small & Mid Cap Fund/VA SC

Oppenheimer Strategic Bond Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA SC

Van Eck WW Hard Asset	Van Eck Global Hard Asset

Van Kampen Capital Growth	Invesco Van Kampen VI Capital Growth

Van Kampen Comstock	Invesco Van Kampen VI Comstock

Van Kampen Growth & Income	Invesco Van Kampen VI Growth & Income

Van Kampen Mid-Cap Growth II	Invesco Van Kampen VI Mid-Cap Growth II

Van Kampen UIF Equity and Income II	Invesco Van Kampen VI Equity and Income II

Van Kampen Government Portfolio II	Invesco Van Kampen VI Government II

Van Kampen Comstock II	Invesco Van Kampen VI Comstock II

Van Kampen Growth & Income II	Invesco Van Kampen VI Growth & Income II

Van Kampen LIT Global Tactical Asset Allocation II	Invesco Van Kampen VI Global Tactical Asset Alloc II

Van Kampen UIF International Growth Equity II	Invesco Van Kampen VI International Growth Equity II

Van Kampen UIF US Mid Cap Value II	Invesco Van Kampen VI Mid Cap Value II

Lord Abbett America's Value	Lord Abbett Capital Structure

Lord Abbett International	Lord Abbett International Opportunities

Lord Abbett Large Cap Core	Lord Abbett Classic Stock

Lord Abbett Series All Value VC	Lord Abbett Series Fundamental Equity VC

Templeton Global Income Securities Fund	Templeton Global Bond Securities Fund II

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

1.  ORGANIZATION — (Continued)

Gross premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts. The Separate Account's assets are the property of PLAIC.

Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of PLAIC's General Account. The assets of PLAIC's General Account support its insurance and annuity obligations and are subject to PLAIC's general liabilities from business operations. The Guaranteed Account's balance as of December 31, 2010 was approximately $3.5 million. Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual subaccounts and between the subaccounts and the Guaranteed Account. Pursuant to the terms of an agreement with PLAIC, Protective Life Insurance Company, its parent company, administers the Contracts. Contract administration includes: processing applications for the Contracts and subsequent owner requests; processing purchase payments, transfers, surrenders and death benefit claims as well as performing record maintenance and disbursing annuity income payments.

2.  SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation

Investments are made in shares and are valued at the net asset values of the respective portfolios. The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

Net Realized Gains and Losses

Net realized gains and losses on investments include gains and losses on redemptions of the Funds' shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date. Ordinary dividend and capital gain distributions are from net investment income and net realized gains respectively, as recorded in the financial statements of the underlying investment company.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (the ultimate parent of PLAIC). Under the provisions of the Contracts, PLAIC has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

2.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

been made against the Separate Account for such tax. Management will periodically review the policy in the event of changes in tax law. Accordingly, a change may be made in future years for any federal income taxes that would be attributable to the Contracts.

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the Annuity 2000 Mortality Table. The assumed investment return is 5%. The mortality risk is fully borne by PLAIC and may result in additional amounts being transferred into the variable annuity separate account by PLAIC to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to PLAIC. There are currently no polices in the annuity payout phase.

Risks and Uncertainties

The Separate Account provides for various investment options in any combination of mutual funds. Generally, all investments are exposed to various risks, such as interest rate, market and credit risks. Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statements of assets and liabilities and the amounts reported in the statement of changes in net assets.

Accounting Pronouncements Recently Adopted

Accounting Standard Update ("ASU" or "Update") No. 2010-06 — Fair Value Measurements and Disclosures — Improving Disclosures about Fair Value Measurements. In January of 2010, Financial Accounting Standards Board ("FASB") issued ASU No. 2010-06 — Fair Value Measurements and Disclosures — Improving Disclosures about Fair Value Measurements. This Update provides amendments to Subtopic 820-10 that requires the following new disclosures. 1) A reporting entity should disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describe the reasons for the transfers. 2) In the reconciliation for fair value measurements using significant unobservable inputs (Level 3), a reporting entity should present separately information about purchases, sales, issuances, and settlements (that is, on a gross basis rather than as one net number).

This Update provides amendments to Subtopic 820-10 that clarifies existing disclosures. 1) A reporting entity should provide fair value measurement disclosures for each class of assets and liabilities. 2) A reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements. Those disclosures are required for fair value measurements that fall in either Level 2 or Level 3. This Update became effective for the Separate Account in 2010, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for the fiscal years beginning after December 15, 2010. The adoption of this Update did not have a material impact on the Separate Account's financial statements.

ASU No. 2009-17 — Consolidations — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. In December of 2009, FASB issued ASU No. 2009-17 — Consolidations — Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities. The amendments to this Update incorporate FASB Statement No. 167, Amendments to FASB Interpretation No. 46(R) ("SFAS No. 167") into the ASC. SFAS No. 167 was issued by the Board on June 12, 2009. This Statement applies to all investments

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

2.  SIGNIFICANT ACCOUNTING POLICIES — (Continued)

in VIEs beginning for the Separate Account on January 1, 2010. This analysis will include QSPEs used for securitizations as SFAS No. 166 eliminated the concept of a QSPE which subjects former QSPEs to the provisions of FIN 46(R) as amended by this statement. The adoption of this Update did not have an impact on the Separate Account's financial statements.

3.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets recorded at fair value on the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

  a) Quoted prices for similar assets in active markets

  b) Quoted prices for identical or similar assets in non-active markets

  c) Inputs other than quoted market prices that are observable

  d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's own assumptions about the assumptions a market participant would use in pricing the asset.

Determination of fair values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value ("NAV") of the mutual funds. The NAV represents the daily per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

4.  CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the years ended December 31, 2010 and 2009 were as follows:

(in thousands)	2010			2009
Fund Description	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Goldman Sachs Large Cap Value	—	—	—	—	(2)	(2)
Goldman Sachs Strategic International Equity	1	(1)	—	—	(3)	(3)
Goldman Sachs Structured US Equity	—	(1)	(1)	1	(4)	(3)
Goldman Sachs Structured Small Cap Equity	—	—	—	—	(2)	(2)
Goldman Sachs Strategic Growth	—	—	—	—	(2)	(2)
Goldman Sachs Strategic Growth SC	35	(8)	27	2	—	2
Goldman Sachs Large Cap Value Fund SC	21	(2)	19	5	(1)	4
Goldman Sachs Strategic International Equity SC	4	(2)	2	8	(1)	7
Goldman Sachs Structured US Equity SC	—	—	—	1	—	1
Goldman Sachs VIT Growth Opportunities SC	4	—	4	1	(1)	—
Goldman Sachs Mid Cap Value SC	11	—	11
MFS Growth Series IC	—	—	—	4	(9)	(5)
MFS Research IC	—	—	—	—	(1)	(1)
MFS Investors Trust IC	—	—	—	—	(1)	(1)
MFS Total Return IC	—	(1)	(1)	—	(3)	(3)
MFS New Discovery IC	1	(1)	—	—	—	—
MFS Utilities IC	—	(2)	(2)	1	(4)	(3)
MFS Growth Series SC	1	—	1	—	—	—
MFS Research SC	1	—	1	—	—	—
MFS Investors Trust SC	20	—	20	1	—	1
MFS Total Return SC	5	(1)	4	5	(1)	4
MFS New Discovery SC	7	—	7	1	—	1
MFS Utilities SC	7	(2)	5	3	—	3
MFS Investors Growth Stock SC	11	(1)	10	7	(1)	6
MFS VIT Research Bond SC	69	(52)	17	1	—	1
MFS VIT Value SC	15	(10)	5	—	—	—
Oppenheimer Money Fund/VA	1,227	(832)	395	184	(93)	91
Oppenheimer Main Street Fund/VA	—	(2)	(2)	—	(6)	(6)
Oppenheimer Global Strategic Income Fund/VA	1	(1)	—	—	(3)	(3)
Oppenheimer Global Securites Fund/VA	—	—	—	—	(3)	(3)
Oppenheimer Capital Appreciation Fund/VA SC	—	(1)	(1)	5	—	5
Oppenheimer Main Street Fund/VA SC	2	(1)	1	11	—	11
Oppenheimer Global Strategic Income Fund/VA SC	36	(5)	31	17	(1)	16
Oppenheimer Global Securites Fund/VA SC	17	(5)	12	8	—	8
Oppenheimer High Income Fund/VA SC	1	—	1	1	—	1
Invesco Van Kampen VI Capital Growth	—	(8)	(8)	—	(7)	(7)
Invesco Van Kampen VI Comstock	—	(7)	(7)	1	(26)	(25)
Invesco Van Kampen VI Growth & Income	—	(12)	(12)	2	(32)	(30)

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2010			2009
Fund Description	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco Van Kampen VI Mid-Cap Growth II	21	(1)	20	2	(4)	(2)
Invesco Van Kampen VI Equity and Income II	13	—	13	1	—	1
Invesco Van Kampen VI Government II	2	(6)	(4)	6	(1)	5
Invesco Van Kampen VI Comstock II	3	—	3	1	(1)	—
Invesco Van Kampen VI Growth & Income II	50	(8)	42	4	—	4
Invesco Van Kampen VI Global Tactical Asset Alloc II	3	—	3	—	—	—
Invesco Van Kampen VI International Growth Equity II	—	—	—	1	—	1
Van Kampen Enterprise	—	—	—	—	(34)	(34)
UIF Global Real Estate II	4	—	4	—	—	—
Lord Abbett Growth & Income	26	(28)	(2)	3	(14)	(11)
Lord Abbett Bond Debenture	50	(7)	43	22	(17)	5
Lord Abbett Mid Cap Value	6	(5)	1	—	(7)	(7)
Lord Abbett Growth Opportunities	—	(1)	(1)	1	—	1
Lord Abbett Capital Structure	1	—	1	1	(1)	—
Lord Abbett International Opportunities		12	—	12		—
Lord Abbett Classic Stock	4	—	4	—	—	—
Lord Abbett Series Fundamental Equity VC	37	(13)	24	1	—	1
Fidelity Index 500 Portfolio SC2	6	—	6	1	—	1
Fidelity Growth Portfolio SC2	—	—	—	—	—	—
Fidelity Contrafund Portfolio SC2	53	(2)	51	17	(1)	16
Fidelity Mid Cap SC2	38	(16)	22	2	—	2
Fidelity Equity Income SC2	1	—	1	14	(1)	13
Fidelity Investment Grade Bonds SC2	29	(2)	27	16	—	16
Franklin Income Securities	25	(1)	24	8	(1)	7
Franklin Rising Dividend Securities	86	(20)	66	18	—	18
Franklin Small-Mid Cap Growth Securities	1	(1)	—	9	—	9
Franklin Small Cap Value Securities CL 2	1	—	1	—	—	—
Franklin US Government Fund	82	(51)	31	19	—	19
Templeton Growth Securities	2	—	2	—	—	—
Templeton Foreign Securities	3	(1)	2	2	—	2
Templeton Global Bond Securities Fund II	44	(1)	43	8	—	8
Mutual Shares Securities	84	(11)	73	18	—	18
Legg Mason ClearBridge Variable Mid Cap Core II	10	—	10	—	—	—
Legg Mason ClearBridge Variable Small Cap Growth II	1	—	1	—	—	—
PIMCO VIT Long-Term US Government Advisor	3	—	3	—	—	—
PIMCO VIT Low Duration Advisor	98	(53)	45	1	—	1

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

4.  CHANGES IN UNITS OUTSTANDING — (Continued)

(in thousands)	2010			2009
Fund Description	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
PIMCO VIT Real Return Advisor	72	(1)	71	2	—	2
PIMCO VIT Short-Term Advisor	97	(56)	41	—	—	—
PIMCO VIT Total Return Advisor	173	(1)	172	5	—	5
Royce Capital Fund Micro-Cap SC	6	—	6	—	—	—
Royce Capital Fund Small-Cap SC	27	—	27	1	—	1

5.  INVESTMENTS

At December 31, 2010, the investments by the respective subaccounts were as follows:

(in thousands except share data)	2010
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Goldman Sachs Large Cap Value	2,733	$31	$28	$10.24
Goldman Sachs Strategic International Equity	7,060	105	62	8.82
Goldman Sachs Structured US Equity	10,336	160	109	10.57
Goldman Sachs Structured Small Cap Equity	4,224	45	48	11.42
Goldman Sachs Strategic Growth	7,841	97	94	12.01
Goldman Sachs Strategic Growth SC	32,668	368	392	12.00
Goldman Sachs Large Cap Value Fund SC	28,693	273	294	10.23
Goldman Sachs Strategic International Equity SC	15,089	119	133	8.83
Goldman Sachs Structured US Equity SC	1,185	11	13	10.58
Goldman Sachs VIT Growth Opportunities SC	6,849	40	46	6.72
Goldman Sachs Mid Cap Value SC	8,673	112	122	14.12
MFS Growth Series IC	2,946	65	73	24.69
MFS Research IC	2,998	55	57	19.04
MFS Investors Trust IC	3,494	70	70	20.04
MFS Total Return IC	3,972	70	74	18.71
MFS New Discovery IC	1,575	22	29	18.31
MFS Utilities IC	2,159	54	55	25.27
MFS Growth Series SC	321	7	8	24.27
MFS Research SC	438	7	8	18.93
MFS Investors Trust SC	14,019	265	280	19.95
MFS Total Return SC	7,067	121	131	18.48
MFS New Discovery SC	10,117	151	179	17.74
MFS Utilities SC	5,946	134	148	24.95
MFS Investors Growth Stock SC	11,119	102	120	10.76
MFS VIT Research Bond SC	15,564	194	195	12.53
MFS VIT Value SC	4,748	58	61	12.83
Oppenheimer Money Fund/VA	631,224	631	631	1.00
Oppenheimer Small & Mid Cap Fund/VA	2,160	145	101	46.55
Oppenheimer Capital Appreciation Fund/VA	3,247	127	131	40.35

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2010
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Oppenheimer Main Street Fund/VA	1,520	$28	$32	$20.88
Oppenheimer Global Strategic Income Fund/VA	26,038	129	145	5.58
Oppenheimer Global Securites Fund/VA	8,002	229	242	30.30
Oppenheimer High Income Fund/VA	1,208	12	3	2.13
Oppenheimer Small & Mid Cap Fund/VA SC	71	2	3	45.46
Oppenheimer Capital Appreciation Fund/VA SC	1,892	60	76	39.99
Oppenheimer Main Street Fund/VA SC	7,939	131	164	20.71
Oppenheimer Global Strategic Income Fund/VA SC	142,623	772	810	5.68
Oppenheimer Global Securites Fund/VA SC	13,555	353	407	30.04
Oppenheimer High Income Fund/VA SC	3,343	6	7	2.14
Invesco Van Kampen VI Capital Growth	3,470	141	118	34.00
Invesco Van Kampen VI Comstock	13,824	167	162	11.71
Invesco Van Kampen VI Growth & Income	5,455	90	100	18.40
Invesco Van Kampen VI Mid-Cap Growth II	35,078	133	142	4.06
Invesco Van Kampen VI Equity and Income II	13,989	184	197	14.05
Invesco Van Kampen VI Government II	8,896	80	82	9.19
Invesco Van Kampen VI Comstock II	3,417	36	40	11.67
Invesco Van Kampen VI Growth & Income II	34,945	593	642	18.37
Invesco Van Kampen VI Global Tactical Asset Alloc II	2,670	31	35	13.05
Invesco Van Kampen VI International Growth Equity II	1,211	9	11	9.11
Invesco Van Kampen VI Mid Cap Value II	384	5	5	12.72
UIF Global Real Estate II	4,412	34	37	8.40
Lord Abbett Growth & Income	10,870	233	258	23.77
Lord Abbett Bond Debenture	95,489	1,132	1,139	11.93
Lord Abbett Mid Cap Value	9,551	139	158	16.56
Lord Abbett Growth Opportunities	249	3	4	17.58
Lord Abbett Capital Structure	934	12	13	13.39
Lord Abbett International Opportunities	13,770	113	121	8.76
Lord Abbett Classic Stock	3,599	41	44	12.30
Lord Abbett Series Fundamental Equity VC	17,056	278	301	17.66
Fidelity Index 500 Portfolio SC2	612	73	80	131.31
Fidelity Contrafund Portfolio SC2	37,703	792	886	23.49
Fidelity Mid Cap SC2	11,927	346	383	32.13
Fidelity Equity Income SC2	8,491	119	159	18.75
Fidelity Investment Grade Bonds SC2	43,604	555	549	12.60
Franklin Flex Cap Growth Securities	266	3	3	12.70
Franklin Income Securities	27,590	386	409	14.82
Franklin Rising Dividend Securities	49,331	847	928	18.82
Franklin Small-Mid Cap Growth Securities	4,689	70	101	21.53
Franklin Small Cap Value Securities CL 2	864	13	14	16.25

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

5.  INVESTMENTS — (Continued)

(in thousands except share data)	2010
Fund Name	Shares	Cost	Fair Value	Net Asset Value Per Share
Franklin US Government Fund	44,833	$584	$588	$13.11
Templeton Growth Securities	1,677	17	18	11.01
Templeton Foreign Securities	5,160	71	74	14.29
Templeton Global Bond Securities Fund II	37,026	686	722	19.49
Mutual Shares Securities	57,116	849	911	15.95
Legg Mason ClearBridge Variable Mid Cap Core II	9,137	112	121	13.28
Legg Mason ClearBridge Variable Small Cap Growth II	998	14	15	15.28
PIMCO VIT Long-Term US Government Advisor	3,159	38	35	10.99
PIMCO VIT Low Duration Advisor	45,736	470	477	10.44
PIMCO VIT Real Return Advisor	59,634	775	784	13.14
PIMCO VIT Short-Term Advisor	40,529	411	413	10.18
PIMCO VIT Total Return Advisor	170,247	1,926	1,886	11.08
Royce Capital Fund Micro-Cap SC	6,831	76	83	12.13
Royce Capital Fund Small-Cap SC	32,901	315	342	10.38

During the year ended December 31, 2010, transactions in shares were as follows:

Fund Name	Goldman Sachs Large Cap Value	Goldman Sachs Strategic International Equity	Goldman Sachs Structured US Equity	Goldman Sachs Structured Small Cap Equity	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC
Shares purchased	—	56	2	5	1	39,711
Shares received from reinvestment of dividends	21	103	145	21	32	58
Total shares acquired	21	159	147	26	33	39,769
Shares redeemed	(245)	(1,677)	(1,799)	(1,024)	(769)	(8,967)
Net increase (decrease) in shares owned	(224)	(1,518)	(1,652)	(998)	(736)	30,802
Shares owned, beginning of period	2,957	8,578	11,988	5,222	8,577	1,866
Shares owned, end of period	2,733	7,060	10,336	4,224	7,841	32,668
Cost of shares acquired (000's)	$—	$1	$2	$—	$—	$448
Proceeds from sales (000's)	$2	$13	$17	$9	$8	$102

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

5.  INVESTMENTS — (Continued)

Fund Name	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Strategic International Equity SC	Goldman Sachs Structured US Equity SC	Goldman Sachs VIT Growth Opportunities SC	Goldman Sachs Mid Cap Value SC	MFS Growth Series IC
Shares purchased	25,845	6,116	75	6,412	9,283	222
Shares received from reinvestment of dividends	168	184	14	—	35	3
Total shares acquired	26,013	6,300	89	6,412	9,318	225
Shares redeemed	(3,463)	(2,820)	(27)	(119)	(645)	(146)
Net increase (decrease) in shares owned	22,550	3,480	62	6,293	8,673	79
Shares owned, beginning of period	6,143	11,609	1,123	556	—	2,867
Shares owned, end of period	28,693	15,089	1,185	6,849	8,673	2,946
Cost of shares acquired (000's)	$249	$52	$1	$38	$120	$4
Proceeds from sales (000's)	$33	$24	$—	$1	$9	$3
Fund Name	MFS Research IC	MFS Investors Trust IC	MFS Total Return IC	MFS New Discovery IC	MFS Utilities IC	MFS Growth Series SC
Shares purchased	68	1	—	1,204	—	322
Shares received from reinvestment of dividends	28	42	125	—	113	—
Total shares acquired	96	43	125	1,204	113	322
Shares redeemed	(320)	(380)	(804)	(440)	(1,498)	(1)
Net increase (decrease) in shares owned	(224)	(337)	(679)	764	(1,385)	321
Shares owned, beginning of period	3,222	3,831	4,651	811	3,544	—
Shares owned, end of period	2,998	3,494	3,972	1,575	2,159	321
Cost of shares acquired (000's)	$2	$1	$2	$17	$3	$8
Proceeds from sales (000's)	$5	$7	$14	$6	$34	$—
Fund Name	MFS Research SC	MFS Investors Trust SC	MFS Total Return SC	MFS New Discovery SC	MFS Utilities SC	MFS Investors Growth Stock SC
Shares purchased	394	13,823	3,639	9,710	5,171	6,762
Shares received from reinvestment of dividends	1	12	127	—	69	15
Total shares acquired	395	13,835	3,766	9,710	5,240	6,777
Shares redeemed	(153)	(229)	(713)	(833)	(1,095)	(946)
Net increase (decrease) in shares owned	242	13,606	3,053	8,877	4,145	5,831
Shares owned, beginning of period	196	413	4,014	1,240	1,801	5,288
Shares owned, end of period	438	14,019	7,067	10,117	5,946	11,119
Cost of shares acquired (000's)	$6	$261	$67	$149	$119	$69
Proceeds from sales (000's)	$2	$4	$12	$13	$24	$9

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

5.  INVESTMENTS — (Continued)

Fund Name	MFS VIT Research Bond SC	MFS VIT Value SC	Oppenheimer Money Fund/VA	Oppenheimer Small & Mid Cap Fund/VA	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Main Street Fund/VA
Shares purchased	58,568	13,786	1,506,838	1	—	1
Shares received from reinvestment of dividends	74	9	176	—	6	27
Total shares acquired	58,642	13,795	1,507,014	1	6	28
Shares redeemed	(43,737)	(9,047)	(1,152,509)	(108)	(180)	(1,133)
Net increase (decrease) in shares owned	14,905	4,748	354,505	(107)	(174)	(1,105)
Shares owned, beginning of period	659	—	276,719	2,267	3,421	2,625
Shares owned, end of period	15,564	4,748	631,224	2,160	3,247	1,520
Cost of shares acquired (000's)	$742	$165	$1,507	$—	$—	$1
Proceeds from sales (000's)	$550	$110	$1,153	$4	$6	$20
Fund Name	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Securites Fund/VA	Oppenheimer High Income Fund/VA	Oppenheimer Small & Mid Cap Fund/VA SC	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Main Street Fund/VA SC
Shares purchased	1,264	241	—	1	88	1,059
Shares received from reinvestment of dividends	2,262	112	77	—	—	64
Total shares acquired	3,526	353	77	1	88	1,123
Shares redeemed	(2,840)	(275)	(18)	(1)	(334)	(346)
Net increase (decrease) in shares owned	686	78	59	—	(246)	777
Shares owned, beginning of period	25,352	7,924	1,149	71	2,138	7,162
Shares owned, end of period	26,038	8,002	1,208	71	1,892	7,939
Cost of shares acquired (000's)	$19	$9	$—	$—	$3	$21
Proceeds from sales (000's)	$15	$7	$—	$—	$12	$7
Fund Name	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Global Securites Fund/VA SC	Oppenheimer High Income Fund/VA SC	Van Eck Global Hard Asset	Invesco Van Kampen VI Capital Growth	Invesco Van Kampen VI Comstock
Shares purchased	101,958	12,809	1,089	1	4	18
Shares received from reinvestment of dividends	4,833	70	159	—	—	21
Total shares acquired	106,791	12,879	1,248	1	4	39
Shares redeemed	(11,644)	(4,521)	(54)	(58)	(1,283)	(8,636)
Net increase (decrease) in shares owned	95,147	8,358	1,194	(57)	(1,279)	(8,597)
Shares owned, beginning of period	47,476	5,197	2,149	57	4,749	22,421
Shares owned, end of period	142,623	13,555	3,343	—	3,470	13,824
Cost of shares acquired (000's)	$593	$355	$2	$—	$—	$—
Proceeds from sales (000's)	$63	$130	$—	$2	$36	$87

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

5.  INVESTMENTS — (Continued)

Fund Name	Invesco Van Kampen VI Growth & Income	Invesco Van Kampen VI Mid-Cap Growth II	Invesco Van Kampen VI Equity and Income II	Invesco Van Kampen VI Government II	Invesco Van Kampen VI Comstock II	Invesco Van Kampen VI Growth & Income II
Shares purchased	1	32,086	13,851	2,592	3,110	37,867
Shares received from reinvestment of dividends	9	—	70	30	1	6
Total shares acquired	10	32,086	13,921	2,622	3,111	37,873
Shares redeemed	(9,428)	(1,359)	(712)	(8,081)	(41)	(7,351)
Net increase (decrease) in shares owned	(9,418)	30,727	13,209	(5,459)	3,070	30,522
Shares owned, beginning of period	14,873	4,351	780	14,355	347	4,423
Shares owned, end of period	5,455	35,078	13,989	8,896	3,417	34,945
Cost of shares acquired (000's)	$—	$114	$183	$24	$33	$643
Proceeds from sales (000's)	$153	$5	$10	$75	$—	$126
Fund Name	Invesco Van Kampen VI Global Tactical Asset Alloc II	Invesco Van Kampen VI International Growth Equity II	Invesco Van Kampen VI Mid Cap Value II	UIF Global Real Estate II	Lord Abbett Growth & Income	Lord Abbett Bond Debenture
Shares purchased	2,700	25	385	3,676	13,129	66,470
Shares received from reinvestment of dividends	—	19	—	425	53	5,542
Total shares acquired	2,700	44	385	4,101	13,182	72,012
Shares redeemed	(30)	(40)	(1)	(218)	(14,221)	(11,746)
Net increase (decrease) in shares owned	2,670	4	384	3,883	(1,039)	60,266
Shares owned, beginning of period	—	1,207	—	529	11,909	35,223
Shares owned, end of period	2,670	1,211	384	4,412	10,870	95,489
Cost of shares acquired (000's)	$31	$—	$5	$32	$284	$878
Proceeds from sales (000's)	$—	$—	$—	$2	$299	$138

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

5.  INVESTMENTS — (Continued)

Fund Name	Lord Abbett Mid Cap Value	Lord Abbett Growth Opportunities	Lord Abbett Capital Structure	Lord Abbett International Opportunities	Lord Abbett Classic Stock	Lord Abbett Series Fundamental Equity VC
Shares purchased	4,549	7	654	13,370	3,643	26,196
Shares received from reinvestment of dividends	34	1	25	101	14	42
Total shares acquired	4,583	8	679	13,471	3,657	26,238
Shares redeemed	(4,285)	(359)	(40)	(104)	(58)	(9,989)
Net increase (decrease) in shares owned	298	(351)	639	13,367	3,599	16,249
Shares owned, beginning of period	9,253	600	295	403	—	807
Shares owned, end of period	9,551	249	934	13,770	3,599	17,056
Cost of shares acquired (000's)	$71	$—	$9	$112	$42	$424
Proceeds from sales (000's)	$59	$5	$1	$1	$1	$163
Fund Name	Fidelity Index 500 Portfolio SC2	Fidelity Contrafund Portfolio SC2	Fidelity Mid Cap SC2	Fidelity Equity Income SC2	Fidelity Investment Grade Bonds SC2	Franklin Flex Cap Growth Securities
Shares purchased	572	27,164	16,393	66	26,943	266
Shares received from reinvestment of dividends	12	356	31	130	1,893	—
Total shares acquired	584	27,520	16,424	196	28,836	266
Shares redeemed	(39)	(1,568)	(6,354)	(155)	(2,940)	—
Net increase (decrease) in shares owned	545	25,952	10,070	41	25,896	266
Shares owned, beginning of period	67	11,751	1,857	8,450	17,708	—
Shares owned, end of period	612	37,703	11,927	8,491	43,604	266
Cost of shares acquired (000's)	$70	$597	$485	$4	$374	$3
Proceeds from sales (000's)	$5	$34	$193	$3	$39	$—
Fund Name	Franklin Income Securities	Franklin Rising Dividend Securities	Franklin Small-Mid Cap Growth Securities	Franklin Small Cap Value Securities CL 2	Franklin US Government Fund	Templeton Growth Securities
Shares purchased	20,457	49,936	812	870	72,554	1,161
Shares received from reinvestment of dividends	968	286	—	3	760	11
Total shares acquired	21,425	50,222	812	873	73,314	1,172
Shares redeemed	(967)	(11,545)	(559)	(9)	(46,496)	(45)
Net increase (decrease) in shares owned	20,458	38,677	253	864	26,818	1,127
Shares owned, beginning of period	7,132	10,654	4,436	—	18,015	550
Shares owned, end of period	27,590	49,331	4,689	864	44,833	1,677
Cost of shares acquired (000's)	$306	$898	$15	$13	$967	$12
Proceeds from sales (000's)	$14	$210	$11	$—	$613	$—

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

5.  INVESTMENTS — (Continued)

Fund Name	Templeton Foreign Securities	Templeton Global Bond Securities Fund II	Mutual Shares Securities	Legg Mason ClearBridge Variable Mid Cap Core II	Legg Mason ClearBridge Variable Small Cap Growth II	PIMCO VIT Long-Term US Government Advisor
Shares purchased	2,151	32,064	52,750	9,006	1,016	3,175
Shares received from reinvestment of dividends	94	233	454	—	—	91
Total shares acquired	2,245	32,297	53,204	9,006	1,016	3,266
Shares redeemed	(116)	(709)	(7,770)	(214)	(18)	(107)
Net increase (decrease) in shares owned	2,129	31,588	45,434	8,792	998	3,159
Shares owned, beginning of period	3,031	5,438	11,682	345	—	—
Shares owned, end of period	5,160	37,026	57,116	9,137	998	3,159
Cost of shares acquired (000's)	$29	$609	$808	$110	$14	$39
Proceeds from sales (000's)	$2	$13	$119	$3	$—	$1
Fund Name	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
Shares purchased	97,455	59,951	95,397	163,289	6,897	33,153
Shares received from reinvestment of dividends	679	833	254	6,172	110	33
Total shares acquired	98,134	60,784	95,651	169,461	7,007	33,186
Shares redeemed	(53,387)	(2,757)	(55,122)	(3,736)	(176)	(1,300)
Net increase (decrease) in shares owned	44,747	58,027	40,529	165,725	6,831	31,886
Shares owned, beginning of period	989	1,607	—	4,522	—	1,015
Shares owned, end of period	45,736	59,634	40,529	170,247	6,831	32,901
Cost of shares acquired (000's)	$1,024	$792	$974	$1,920	$78	$319
Proceeds from sales (000's)	$560	$37	$564	$43	$2	$13

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

6.  FINANCIAL HIGHLIGHTS

	As of December 31, 2010				For the Year Ended December 31, 2010
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Goldman Sachs Large Cap Value	1	$21.75	$21.75	$28	0.80%	1.40%	1.65%	9.64%	9.64%
Goldman Sachs Strategic International Equity	4	$17.28	$17.28	$62	1.44%	1.40%	1.65%	8.82%	8.82%
Goldman Sachs Structured US Equity	4	$24.68	$24.68	$109	1.44%	1.40%	1.65%	11.27%	11.27%
Goldman Sachs Structured Small Cap Equity	2	$27.60	$27.60	$48	0.51%	1.40%	1.65%	28.30%	28.30%
Goldman Sachs Strategic Growth	4	$22.70	$22.70	$94	0.43%	1.40%	1.65%	9.19%	9.19%
Goldman Sachs Strategic Growth SC	29	$10.03	$13.65	$392	0.65%	1.40%	1.65%	8.68%	9.34%
Goldman Sachs Large Cap Value Fund SC	25	$8.72	$11.95	$294	1.48%	1.40%	1.65%	9.06%	9.73%
Goldman Sachs Strategic International Equity SC	11	$8.30	$12.90	$133	1.50%	1.40%	1.65%	8.27%	8.93%
Goldman Sachs Structured US Equity SC	1	$9.00	$12.46	$13	1.35%	1.40%	1.65%	10.75%	11.42%
Goldman Sachs VIT Growth Opportunities SC	4	$12.76	$12.86	$46	0.00%	1.40%	1.65%	17.40%	18.11%
Goldman Sachs Mid Cap Value SC	11	$11.03	$11.08	$122	1.47%	1.40%	1.65%	7.45%	7.88	%(a)
MFS Growth Series IC	4	$16.58	$16.58	$73	0.11%	1.40%	1.65%	13.73%	13.73%
MFS Research IC	4	$14.78	$14.78	$57	0.95%	1.40%	1.65%	14.28%	14.28%
MFS Investors Trust IC	5	$14.11	$14.11	$70	1.23%	1.40%	1.65%	9.55%	9.55%
MFS Total Return IC	4	$18.52	$18.52	$74	2.99%	1.40%	1.65%	8.39%	8.39%
MFS New Discovery IC	1	$26.19	$26.19	$29	0.00%	1.40%	1.65%	34.43%	34.43%
MFS Utilities IC	2	$24.20	$24.20	$55	3.65%	1.40%	1.65%	12.22%	12.22%
MFS Growth Series SC	1	$14.18	$16.13	$8	0.00%	1.40%	1.65%	13.13%	13.82%
MFS Research SC	1	$13.66	$14.38	$8	0.54%	1.40%	1.65%	13.74%	14.43%
MFS Investors Trust SC	21	$12.86	$13.73	$280	0.40%	1.40%	1.65%	9.05%	9.72%
MFS Total Return SC	8	$12.34	$18.00	$131	2.40%	1.40%	1.65%	7.83%	8.48%
MFS New Discovery SC	8	$16.47	$25.47	$179	0.00%	1.40%	1.65%	33.70%	34.52%
MFS Utilities SC	8	$15.08	$23.53	$148	1.97%	1.40%	1.65%	11.64%	12.32%
MFS Investors Growth Stock SC	17	$6.60	$13.90	$120	0.25%	1.40%	1.65%	10.30%	10.98%
MFS VIT Research Bond SC	18	$10.56	$10.64	$195	0.64%	1.40%	1.65%	5.44%	6.08%
MFS VIT Value SC	5	$11.40	$11.49	$61	0.56%	1.40%	1.65%	9.38%	10.05%
Oppenheimer Money Fund/VA	596	$0.98	$10.95	$631	0.03%	1.40%	1.65%	–1.62%	–1.02%
Oppenheimer Small & Mid Cap Fund/VA	8	$13.22	$13.22	$101	0.00%	1.40%	1.65%	25.68%	25.68%
Oppenheimer Capital Appreciation Fund/VA	8	$16.36	$16.36	$131	0.18%	1.40%	1.65%	7.89%	7.89%
Oppenheimer Main Street Fund/VA	2	$13.50	$13.50	$32	1.36%	1.40%	1.65%	14.49%	14.49%
Oppenheimer Global Strategic Income Fund/VA	8	$19.16	$19.16	$145	8.52%	1.40%	1.65%	13.36%	13.36%
Oppenheimer Global Securites Fund/VA	9	$25.64	$25.64	$242	1.40%	1.40%	1.65%	14.35%	14.35%
Oppenheimer High Income Fund/VA	1	$4.11	$4.11	$3	6.06%	1.40%	1.65%	13.21%	13.21%
Oppenheimer Small & Mid Cap Fund/VA SC	—	$11.16	$13.78	$3	0.00%	1.40%	1.65%	25.07%	25.83%
Oppenheimer Capital Appreciation Fund/VA SC	5	$11.12	$15.92	$76	0.00%	1.40%	1.65%	7.35%	8.00%
Oppenheimer Main Street Fund/VA SC	12	$11.83	$13.45	$164	0.81%	1.40%	1.65%	13.92%	14.61%
Oppenheimer Global Strategic Income Fund/VA SC	49	$12.33	$18.62	$810	6.18%	1.40%	1.65%	12.88%	13.57%
Oppenheimer Global Securites Fund/VA SC	20	$15.02	$24.97	$407	0.82%	1.40%	1.65%	13.80%	14.49%
Oppenheimer High Income Fund/VA SC	2	$3.47	$4.90	$7	5.08%	1.40%	1.65%	12.56%	13.24%
Invesco Van Kampen VI Capital Growth	22	$5.26	$5.26	$118	0.00%	1.40%	1.65%	18.17%	18.17%
Invesco Van Kampen VI Comstock	10	$15.68	$15.68	$162	0.14%	1.40%	1.65%	14.36%	14.36%
Invesco Van Kampen VI Growth & Income	7	$14.23	$14.23	$100	0.12%	1.40%	1.65%	10.94%	10.94%
Invesco Van Kampen VI Mid-Cap Growth II	23	$6.21	$17.35	$142	0.00%	1.40%	1.65%	25.18%	25.94%
Invesco Van Kampen VI Equity and Income II	14	$13.02	$15.04	$197	1.18%	1.40%	1.65%	10.19%	10.86%
Invesco Van Kampen VI Government II	7	$10.67	$11.99	$82	0.22%	1.40%	1.65%	3.16%	3.78%
Invesco Van Kampen VI Comstock II	3	$12.20	$15.25	$40	0.06%	1.40%	1.65%	13.79%	14.48%
Invesco Van Kampen VI Growth & Income II	48	$12.72	$13.83	$642	0.05%	1.40%	1.65%	10.34%	11.02%
Invesco Van Kampen VI Global Tactical Asset Alloc II	3	$10.96	$11.05	$35	0.00%	1.40%	1.65%	7.52%	8.17%
Invesco Van Kampen VI International Growth Equity II	1	$8.11	$13.26	$11	1.40%	1.40%	1.65%	8.09%	8.74%
Invesco Van Kampen VI Mid Cap Value II	—	$12.51	$12.60	$5	0.00%	1.40%	1.65%	20.17%	20.90%
UIF Global Real Estate II	4	$9.70	$14.56	$37	12.98%	1.40%	1.65%	20.30%	21.04%
Lord Abbett Growth & Income	22	$11.62	$12.86	$258	0.76%	1.40%	1.65%	15.48%	16.18%

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2010				For the Year Ended December 31, 2010
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Lord Abbett Bond Debenture	69	$14.14	$17.17	$1,139	11.27%	1.40%	1.65%	10.46%	11.14%
Lord Abbett Mid Cap Value	12	$13.26	$14.67	$158	0.60%	1.40%	1.65%	23.37%	24.12%
Lord Abbett Growth Opportunities	—	$15.95	$17.55	$4	0.00%	1.40%	1.65%	20.90%	21.64%
Lord Abbett Capital Structure	1	$13.74	$15.92	$13	4.47%	1.40%	1.65%	12.88%	13.56%
Lord Abbett International Opportunities	12	$9.59	$16.52	$121	3.94%	1.40%	1.65%	19.23%	19.95%
Lord Abbett Classic Stock	4	$10.04	$12.97	$44	1.85%	1.40%	1.65%	12.24%	12.92%
Lord Abbett Series Fundamental Equity VC	25	$12.26	$12.35	$301	0.90%	1.40%	1.65%	17.07%	17.78%
Fidelity Index 500 Portfolio SC2	7	$9.86	$13.04	$80	3.00%	1.40%	1.65%	12.84%	13.53%
Fidelity Contrafund Portfolio SC2	70	$10.43	$14.79	$886	1.91%	1.40%	1.65%	15.00%	15.70%
Fidelity Mid Cap SC2	25	$11.87	$19.65	$383	0.28%	1.40%	1.65%	26.45%	27.22%
Fidelity Equity Income SC2	14	$9.16	$13.23	$159	1.65%	1.40%	1.65%	13.03%	13.71%
Fidelity Investment Grade Bonds SC2	45	$12.05	$13.07	$549	5.22%	1.40%	1.65%	5.78%	6.42%
Franklin Flex Cap Growth Securities	—	$10.64	$13.77	$3	0.00%	1.40%	1.65%	14.28%	14.98%
Franklin Income Securities	32	$11.75	$14.36	$409	6.07%	1.40%	1.65%	10.82%	11.49%
Franklin Rising Dividend Securities	85	$10.28	$13.35	$928	1.22%	1.40%	1.65%	18.66%	19.38%
Franklin Small-Mid Cap Growth Securities	9	$10.87	$15.84	$101	0.00%	1.40%	1.65%	25.52%	26.29%
Franklin Small Cap Value Securities CL 2	1	$12.82	$12.92	$14	0.81%	1.40%	1.65%	26.11%	26.88%
Franklin US Government Fund	52	$11.00	$11.83	$588	2.37%	1.40%	1.65%	3.55%	4.18%
Templeton Growth Securities	2	$8.87	$12.64	$18	1.26%	1.40%	1.65%	5.63%	6.27%
Templeton Foreign Securities	6	$10.75	$13.62	$74	2.08%	1.40%	1.65%	6.62%	7.27%
Templeton Global Bond Securities Fund II	51	$13.78	$14.94	$722	1.32%	1.40%	1.65%	12.26%	12.95%
Mutual Shares Securities	92	$9.43	$12.48	$911	1.73%	1.40%	1.65%	9.36%	10.03%
Legg Mason ClearBridge Variable Mid Cap Core II	10	$12.51	$12.60	$121	0.00%	1.40%	1.65%	20.05%	20.78%
Legg Mason ClearBridge Variable Small Cap Growth II	1	$12.97	$13.07	$15	0.00%	1.40%	1.65%	22.68%	23.43%
PIMCO VIT Long-Term US Government Advisor	3	$10.31	$10.39	$35	3.21%	1.40%	1.65%	9.66%	10.33%
PIMCO VIT Low Duration Advisor	46	$10.42	$10.49	$477	1.64%	1.40%	1.65%	3.45%	4.08%
PIMCO VIT Real Return Advisor	73	$10.74	$10.82	$784	1.23%	1.40%	1.65%	6.22%	6.87%
PIMCO VIT Short-Term Advisor	41	$10.03	$10.11	$413	0.78%	1.40%	1.65%	0.33%	0.94%
PIMCO VIT Total Return Advisor	177	$10.61	$10.69	$1,886	2.33%	1.40%	1.65%	6.22%	6.87%
Royce Capital Fund Micro-Cap SC	6	$13.54	$13.64	$83	8.14%	1.40%	1.65%	27.76%	28.54%
Royce Capital Fund Small-Cap SC	28	$12.16	$12.25	$342	0.41%	1.40%	1.65%	18.28%	19.00%

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average of net assets. These ratios exclude those expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-accounts invests.

**These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying funds are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(a)  Start date May 3, 2010

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2009				For the Year Ended December 31, 2009
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Goldman Sachs Large Cap Value	1	$19.84	$19.84	$27	1.53%	1.40%	1.65%	7.28%	16.66%
Goldman Sachs Strategic International Equity	4	$15.88	$15.88	$70	1.74%	1.40%	1.65%	3.65%	26.89%
Goldman Sachs Structured US Equity	5	$22.18	$22.18	$114	1.54%	1.40%	1.65%	6.60%	19.45%
Goldman Sachs Structured Small Cap Equity	2	$21.51	$21.51	$46	1.02%	1.40%	1.65%	11.56%	25.89%
Goldman Sachs Strategic Growth	4	$20.79	$20.79	$93	0.38%	1.40%	1.65%	8.76%	45.68%
Goldman Sachs Strategic Growth SC	2	$9.22	$12.50	$20	1.27%	1.40%	1.65%	8.60%	45.95%
Goldman Sachs Large Cap Value Fund SC	6	$7.99	$10.90	$57	3.27%	1.40%	1.65%	7.10%	16.63%
Goldman Sachs Strategic International Equity SC	9	$7.66	$11.85	$94	2.97%	1.40%	1.65%	3.52%	27.02%
Goldman Sachs Structured US Equity SC	1	$8.12	$11.19	$11	5.34%	1.40%	1.65%	6.58%	19.62%
Goldman Sachs VIT Growth Opportunities SC	—	$10.87	$10.88	$3	0.00%	1.40%	1.65%	10.97%	11.08	%(a)
MFS Growth Series IC	4	$14.58	$14.58	$61	0.47%	1.40%	1.65%	8.10%	35.75%
MFS Research IC	4	$12.94	$12.94	$53	1.56%	1.40%	1.65%	7.01%	28.72%
MFS Investors Trust IC	5	$12.88	$12.88	$70	1.63%	1.40%	1.65%	6.80%	25.12%
MFS Total Return IC	5	$17.08	$17.08	$81	5.13%	1.40%	1.65%	3.32%	16.38%
MFS New Discovery IC	1	$19.48	$19.48	$11	0.00%	1.40%	1.65%	11.66%	60.90%
MFS Utilities IC	4	$21.56	$21.56	$81	6.36%	1.40%	1.65%	9.31%	31.36%
MFS Research SC	—	$11.95	$12.62	$3	0.00%	1.40%	1.65%	6.94%	28.83%
MFS Investors Trust SC	1	$11.74	$12.57	$8	0.00%	1.40%	1.65%	6.73%	25.23%
MFS Total Return SC	4	$11.39	$16.67	$69	0.00%	1.40%	1.65%	3.20%	16.49%
MFS New Discovery SC	1	$12.24	$19.02	$16	0.00%	1.40%	1.65%	11.62%	61.21%
MFS Utilities SC	3	$13.44	$21.04	$41	0.00%	1.40%	1.65%	9.23%	31.48%
MFS Investors Growth Stock SC	7	$5.99	$12.54	$51	0.17%	1.40%	1.65%	7.92%	37.64%
MFS VIT Research Bond SC	1	$10.02	$10.03	$8	0.00%	1.40%	1.65%	0.15%	0.24	%(a)
Oppenheimer Money Fund/VA	201	$0.99	$11.06	$277	0.37%	1.40%	1.65%	–1.33%	–0.17%
Oppenheimer Small & Mid Cap Fund/VA	8	$10.52	$10.52	$83	0.00%	1.40%	1.65%	9.68%	30.75%
Oppenheimer Capital Appreciation Fund/VA	8	$15.16	$15.16	$126	0.31%	1.40%	1.65%	9.53%	42.50%
Oppenheimer Main Street Fund/VA	4	$11.79	$11.79	$48	2.03%	1.40%	1.65%	6.76%	26.49%
Oppenheimer Global Strategic Income Fund/VA	8	$16.90	$16.90	$134	0.61%	1.40%	1.65%	0.92%	17.17%
Oppenheimer Global Securites Fund/VA	9	$22.42	$22.42	$210	2.45%	1.40%	1.65%	6.01%	37.82%
Oppenheimer High Income Fund/VA	1	$3.63	$3.63	$2	0.00%	1.40%	1.65%	3.43%	23.57%
Oppenheimer Small & Mid Cap Fund/VA SC	—	$8.87	$10.97	$3	0.00%	1.40%	1.65%	9.57%	30.87%
Oppenheimer Capital Appreciation Fund/VA SC	6	$10.30	$14.81	$78	0.00%	1.40%	1.65%	9.44%	42.64%
Oppenheimer Main Street Fund/VA SC	11	$10.32	$11.75	$129	0.00%	1.40%	1.65%	6.71%	26.65%
Oppenheimer Global Strategic Income Fund/VA SC	18	$10.86	$16.47	$255	0.09%	1.40%	1.65%	0.86%	17.17%
Oppenheimer Global Securites Fund/VA SC	8	$13.13	$21.91	$137	0.00%	1.40%	1.65%	5.90%	37.89%
Oppenheimer High Income Fund/VA SC	1	$3.06	$4.33	$4	0.00%	1.40%	1.65%	3.37%	24.63%
Van Eck Global Hard Asset	—	$39.99	$39.99	$2	0.22%	1.40%	1.65%	9.09%	55.33%
Invesco Van Kampen VI Capital Growth	30	$4.45	$4.45	$135	0.12%	1.40%	1.65%	10.16%	63.75%
Invesco Van Kampen VI Comstock	17	$13.71	$13.71	$227	4.91%	1.40%	1.65%	6.05%	26.98%
Invesco Van Kampen VI Growth & Income	19	$12.83	$12.83	$243	4.10%	1.40%	1.65%	5.31%	22.63%
Invesco Van Kampen VI Mid-Cap Growth II	3	$4.96	$13.79	$14	0.00%	1.40%	1.65%	8.95%	54.73%
Invesco Van Kampen VI Equity and Income II	1	$11.76	$13.63	$10	0.00%	1.40%	1.65%	4.21%	21.20%
Invesco Van Kampen VI Government II	11	$10.29	$11.55	$126	6.18%	1.40%	1.65%	–1.01%	–0.20%
Invesco Van Kampen VI Comstock II	—	$10.66	$13.38	$4	18.81%	1.40%	1.65%	6.00%	27.06%
Invesco Van Kampen VI Growth & Income II	6	$11.47	$12.52	$72	3.86%	1.40%	1.65%	5.25%	22.81%
Invesco Van Kampen VI International Growth Equity II	1	$7.51	$12.21	$10	0.00%	1.40%	1.65%	5.10%	35.11%
Van Kampen Enterprise	—	$3.86	$3.86	$—	2.59%	1.40%	1.65%	1.69%	1.69%
UIF Global Real Estate II	—	$8.06	$12.04	$4	0.00%	1.40%	1.65%	5.04%	39.93%
Lord Abbett Growth & Income	24	$10.06	$11.08	$242	0.95%	1.40%	1.65%	5.40%	17.65%
Lord Abbett Bond Debenture	26	$12.74	$15.50	$397	9.50%	1.40%	1.65%	3.45%	32.90%
Lord Abbett Mid Cap Value	11	$10.68	$11.83	$123	0.42%	1.40%	1.65%	9.14%	25.29%
Lord Abbett Growth Opportunities	1	$13.12	$14.49	$9	0.00%	1.40%	1.65%	11.69%	44.02%

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2009				For the Year Ended December 31, 2009
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Lord Abbett Capital Structure	—	$12.11	$14.08	$4	20.18%	1.40%	1.65%	5.78%	22.11%
Lord Abbett International Opportunities	—	$8.04	$13.79	$3	2.12%	1.40%	1.65%	3.65%	46.32%
Lord Abbett Series Fundamental Equity VC	1	$10.47	$10.48	$12	1.14%	1.40%	1.65%	8.17%	8.28	%(a)
Fidelity Index 500 Portfolio SC2	1	$8.73	$11.50	$8	17.80%	1.40%	1.65%	7.03%	24.98%
Fidelity Contrafund Portfolio SC2	19	$9.07	$12.84	$238	2.31%	1.40%	1.65%	8.23%	34.05%
Fidelity Mid Cap SC2	3	$9.39	$15.44	$47	0.65%	1.40%	1.65%	6.22%	38.29%
Fidelity Equity Income SC2	13	$8.11	$11.64	$140	3.67%	1.40%	1.65%	5.82%	28.52%
Fidelity Investment Grade Bonds SC2	18	$11.34	$12.28	$217	9.68%	1.40%	1.65%	0.02%	14.26%
Franklin Income Securities	8	$10.60	$12.89	$101	2.78%	1.40%	1.65%	6.28%	34.17%
Franklin Rising Dividend Securities	19	$8.67	$11.19	$169	0.29%	1.40%	1.65%	6.09%	16.11%
Franklin Small-Mid Cap Growth Securities	9	$8.66	$12.55	$75	0.00%	1.40%	1.65%	9.11%	42.07%
Franklin US Government Fund	21	$10.57	$11.35	$232	2.09%	1.40%	1.65%	–0.81%	2.01%
Templeton Growth Securities	—	$8.40	$11.91	$6	0.00%	1.40%	1.65%	6.38%	29.73%
Templeton Foreign Securities	4	$10.09	$12.71	$41	2.73%	1.40%	1.65%	4.47%	35.60%
Templeton Global Bond Securities Fund II	8	$12.22	$13.23	$94	0.00%	1.40%	1.65%	2.33%	17.44%
Mutual Shares Securities	19	$8.63	$11.36	$170	3.17%	1.40%	1.65%	4.54%	24.73%
Legg Mason ClearBridge Variable Mid Cap Core II	—	$10.42	$10.44	$4	0.00%	1.40%	1.65%	8.62%	8.72	%(a)
PIMCO VIT Low Duration Advisor	1	$10.07	$10.08	$10	0.40%	1.40%	1.65%	0.28%	0.37	%(a)
PIMCO VIT Real Return Advisor	2	$10.11	$10.13	$20	0.37%	1.40%	1.65%	0.36%	0.46	%(a)
PIMCO VIT Total Return Advisor	5	$9.99	$10.01	$49	0.71%	1.40%	1.65%	0.03%	0.13	%(a)
Royce Capital Fund Small-Cap SC	1	$10.28	$10.30	$9	0.00%	1.40%	1.65%	7.04%	7.15	%(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average of net assets. These ratios exclude those expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-accounts invests.

**These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying funds are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(a)  Start date November 2, 2009

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2008				For the Year Ended December 31, 2008
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio		Total Return
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Lowest***	Highest***
Goldman Sachs Large Cap Value	3	$17.01	$17.01	$51	1.89%	1.40%	1.65%	–35.44%	–35.44%
Goldman Sachs Strategic International Equity	7	$12.51	$12.51	$91	2.97%	1.40%	1.65%	–46.71%	–46.71%
Goldman Sachs Structured US Equity	8	$18.57	$18.57	$157	1.48%	1.40%	1.65%	–37.88%	–37.88%
Goldman Sachs Structured Small Cap Equity	4	$17.09	$17.09	$70	0.68%	1.40%	1.65%	–34.95%	–34.95%
Goldman Sachs Strategic Growth	6	$14.27	$14.27	$84	0.11%	1.40%	1.65%	–42.57%	–42.57%
Goldman Sachs Large Cap Value Fund SC	2	$6.88	$9.36	$12	12.64%	1.40%	1.65%	–34.56%	9.79	%(a)
Goldman Sachs Strategic International Equity SC	2	$6.06	$9.34	$12	20.28%	1.40%	1.65%	–43.66%	14.55	%(a)
MFS Growth Series IC	9	$10.74	$10.74	$96	0.23%	1.40%	1.65%	–38.29%	–38.29%
MFS Research IC	5	$10.05	$10.05	$47	0.59%	1.40%	1.65%	–36.98%	–36.98%
MFS Investors Trust IC	6	$10.29	$10.29	$63	0.87%	1.40%	1.65%	–34.02%	–34.02%
MFS Total Return IC	8	$14.68	$14.68	$124	3.40%	1.40%	1.65%	–23.22%	–23.22%
MFS New Discovery IC	1	$12.11	$12.11	$10	0.00%	1.40%	1.65%	–40.18%	–40.18%
MFS Utilities IC	7	$16.42	$16.42	$107	1.54%	1.40%	1.65%	–38.54%	–38.54%
MFS Investors Growth Stock IC	—	$4.53	$4.53	$—	1.34%	1.40%	1.65%	–37.76%	–37.76%
MFS Investors Growth Stock SC	1	$4.38	$9.12	$6	0.00%	1.40%	1.65%	–35.66%	9.69%
Oppenheimer Money Fund/VA	110	$1.00	$11.14	$155	2.59%	1.40%	1.65%	0.01%	1.34%
Oppenheimer Small & Mid Cap Fund/VA	8	$8.05	$8.05	$63	0.00%	1.40%	1.65%	–49.78%	–49.78%
Oppenheimer Capital Appreciation Fund/VA	8	$10.64	$10.64	$88	0.00%	1.40%	1.65%	–46.28%	–46.28%
Oppenheimer Main Street Fund/VA	10	$9.32	$9.32	$92	1.65%	1.40%	1.65%	–39.33%	–39.33%
Oppenheimer Global Strategic Income Fund/VA	11	$14.42	$14.42	$157	5.99%	1.40%	1.65%	–15.41%	–15.41%
Oppenheimer Global Securites Fund/VA	12	$16.27	$16.27	$189	1.57%	1.40%	1.65%	–41.03%	–41.03%
Oppenheimer High Income Fund/VA	1	$2.94	$2.94	$2	7.53%	1.40%	1.65%	–78.97%	–78.97%
Oppenheimer Capital Appreciation Fund/VA SC	1	$7.22	$10.43	$8	0.00%	1.40%	1.65%	–44.55%	12.52%
Oppenheimer Global Strategic Income Fund/VA SC	2	$9.28	$14.12	$24	0.00%	1.40%	1.65%	–17.80%	5.46%
Van Eck Global Hard Asset	—	$25.75	$25.75	$1	0.25%	1.40%	1.65%	–46.88%	–46.88%
Invesco Van Kampen VI Capital Growth	37	$2.72	$2.72	$100	0.53%	1.40%	1.65%	–49.70%	–49.70%
Invesco Van Kampen VI Comstock	42	$10.80	$10.80	$449	2.73%	1.40%	1.65%	–36.57%	–36.57%
Invesco Van Kampen VI Growth & Income	49	$10.46	$10.46	$509	2.24%	1.40%	1.65%	–32.99%	–32.99%
Invesco Van Kampen VI Mid-Cap Growth II	5	$3.23	$8.92	$17	0.00%	1.40%	1.65%	–47.58%	13.23%
Invesco Van Kampen VI Government II	6	$10.32	$11.58	$70	0.00%	1.40%	1.65%	0.48%	5.82%
Invesco Van Kampen VI Growth & Income II	2	$9.35	$10.24	$20	0.00%	1.40%	1.65%	–30.53%	12.00%
Van Kampen Enterprise	34	$3.80	$3.80	$131	1.09%	1.40%	1.65%	–43.75%	–43.75%
Lord Abbett Growth & Income	35	$8.60	$9.43	$310	1.54%	1.40%	1.65%	–37.31%	15.12%
Lord Abbett Bond Debenture	22	$9.59	$11.70	$254	6.97%	1.40%	1.65%	–19.08%	5.40%
Lord Abbett Mid Cap Value	18	$8.52	$9.46	$163	1.25%	1.40%	1.65%	–40.21%	14.28%
Lord Abbett Growth Opportunities	—	$9.11	$10.11	$4	0.00%	1.40%	1.65%	–35.20%	11.77%
Fidelity Contrafund Portfolio SC2	3	$6.81	$9.62	$30	1.49%	1.40%	1.65%	–40.23%	11.93%
Fidelity Mid Cap SC2	1	$6.83	$11.17	$16	0.17%	1.40%	1.65%	–37.36%	14.18%
Fidelity Investment Grade Bonds SC2	2	$9.93	$10.75	$23	0.00%	1.40%	1.65%	–5.20%	3.10%
Franklin Income Securities	1	$7.95	$9.62	$6	0.00%	1.40%	1.65%	–31.02%	9.36%
Franklin Rising Dividend Securities	1	$7.51	$9.65	$6	0.00%	1.40%	1.65%	–28.12%	12.17%
Franklin US Government Fund	2	$10.37	$11.13	$23	0.00%	1.40%	1.65%	1.50%	5.10%
Templeton Foreign Securities	2	$7.48	$9.38	$17	0.00%	1.40%	1.65%	–38.12%	13.16%
Mutual Shares Securities	1	$6.96	$9.11	$6	19.24%	1.40%	1.65%	–34.45%	8.67%

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average of net assets. These ratios exclude those expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-accounts invests.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

6.  FINANCIAL HIGHLIGHTS — (Continued)

**These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying funds are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(a)  Start date May 1, 2008

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2007				For the Year Ended December 31, 2007
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Total Return***
Goldman Sachs Large Cap Value	4	$26.34	$26.34	$94	2.16%	1.40%	1.40%	0.07%
Goldman Sachs Strategic International Equity	8	$23.48	$23.48	$184	1.31%	1.40%	1.40%	6.37%
Goldman Sachs Structured US Equity	10	$29.89	$29.89	$313	1.20%	1.40%	1.40%	–3.01%
Goldman Sachs Structured Small Cap Equity	4	$26.27	$26.27	$114	0.30%	1.40%	1.40%	–17.66%
Goldman Sachs Strategic Growth	8	$24.85	$24.85	$191	0.17%	1.40%	1.40%	8.58%
MFS Growth Series IC	9	$17.40	$17.40	$165	0.00%	1.40%	1.40%	19.47%
MFS Research IC	6	$15.95	$15.95	$93	0.77%	1.40%	1.40%	11.61%
MFS Investors Trust IC	7	$15.60	$15.60	$106	0.84%	1.40%	1.40%	8.76%
MFS Total Return IC	9	$19.12	$19.12	$176	2.64%	1.40%	1.40%	2.75%
MFS New Discovery IC	1	$20.24	$20.24	$22	0.00%	1.40%	1.40%	1.08%
MFS Utilities IC	11	$26.71	$26.71	$282	0.92%	1.40%	1.40%	26.10%
MFS Investors Growth Stock IC	1	$7.27	$7.27	$4	0.36%	1.40%	1.40%	9.79%
Oppenheimer Money Fund/VA	41	$1.39	$1.39	$57	4.85%	1.40%	1.40%	3.48%
Oppenheimer Small & Mid Cap Fund/VA	9	$16.02	$16.02	$138	0.00%	1.40%	1.40%	4.84%
Oppenheimer Capital Appreciation Fund/VA	11	$19.81	$19.81	$210	0.27%	1.40%	1.40%	12.54%
Oppenheimer Main Street Fund/VA	14	$15.36	$15.36	$216	0.98%	1.40%	1.40%	2.78%
Oppenheimer Global Strategic Income Fund/VA	16	$17.05	$17.05	$281	3.55%	1.40%	1.40%	8.15%
Oppenheimer Global Securites Fund/VA	12	$27.59	$27.59	$326	1.44%	1.40%	1.40%	4.82%
Oppenheimer High Income Fund/VA	1	$13.98	$13.98	$9	6.98%	1.40%	1.40%	–1.51%
Van Eck Global Hard Asset	1	$48.47	$48.47	$56	0.08%	1.40%	1.40%	43.31%
Invesco Van Kampen VI Capital Growth	39	$5.41	$5.41	$212	0.05%	1.40%	1.40%	15.32%
Invesco Van Kampen VI Comstock	52	$17.03	$17.03	$881	1.76%	1.40%	1.40%	–3.42%
Invesco Van Kampen VI Growth & Income	56	$15.61	$15.61	$877	1.54%	1.40%	1.40%	1.35%
Invesco Van Kampen VI Mid-Cap Growth II	5	$6.28	$6.28	$29	0.00%	1.40%	1.40%	15.95%
Van Kampen Enterprise	41	$6.76	$6.76	$276	0.40%	1.40%	1.40%	11.10%
Lord Abbett Growth & Income	36	$13.96	$13.96	$502	1.11%	1.40%	1.40%	1.98%
Lord Abbett Bond Debenture	19	$14.39	$14.39	$280	5.99%	1.40%	1.40%	4.69%
Lord Abbett Mid Cap Value	19	$14.82	$14.82	$289	0.38%	1.40%	1.40%	–0.83%

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average of net assets. These ratios exclude those expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-accounts invests.

**These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying funds are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

6.  FINANCIAL HIGHLIGHTS — (Continued)

	As of December 31, 2006				For the Year Ended December 31, 2006
	Units	Unit Fair Value	Unit Fair Value	Net Assets	Investment Income	Expense Ratio
Fund Name	(000's)	Lowest	Highest	(000's)	Ratio*	Lowest**	Highest**	Total Return***
Goldman Sachs Large Cap Value	3	$26.32	$26.32	$75	0.58%	1.40%	1.40%	20.92%
Goldman Sachs Strategic International Equity	8	$22.07	$22.07	$169	1.33%	1.40%	1.40%	20.40%
Goldman Sachs Structured US Equity	6	$31.90	$31.90	$196	0.60%	1.40%	1.40%	10.70%
Goldman Sachs Structured Small Cap Equity	11	$30.82	$30.82	$335	0.96%	1.40%	1.40%	11.32%
Goldman Sachs Strategic Growth	10	$22.88	$22.88	$237	0.08%	1.40%	1.40%	7.05%
Calvert Small Cap Growth	2	$13.98	$13.98	$26	0.00%	1.40%	1.40%	–0.62%
Calvert VP SRI Balanced	—	$15.05	$15.05	$3	0.25%	1.40%	1.40%	7.26%
MFS Growth Series IC	11	$14.57	$14.57	$155	0.00%	1.40%	1.40%	6.39%
MFS Research IC	12	$14.29	$14.29	$165	0.53%	1.40%	1.40%	8.94%
MFS Investors Trust IC	7	$14.35	$14.35	$105	0.55%	1.40%	1.40%	11.42%
MFS Total Return IC	10	$18.61	$18.61	$190	2.40%	1.40%	1.40%	10.33%
MFS New Discovery IC	4	$20.03	$20.03	$76	0.00%	1.40%	1.40%	11.64%
MFS Utilities IC	9	$21.18	$21.18	$185	2.11%	1.40%	1.40%	29.43%
MFS Investors Growth Stock IC	2	$6.62	$6.62	$10	0.00%	1.40%	1.40%	6.08%
Oppenheimer Money Fund/VA	13	$15.28	$15.28	$193	0.00%	1.40%	1.40%	1.52%
Oppenheimer Small & Mid Cap Fund/VA	17	$17.60	$17.60	$308	0.38%	1.40%	1.40%	6.44%
Oppenheimer Capital Appreciation Fund/VA	25	$14.95	$14.95	$370	1.27%	1.40%	1.40%	13.42%
Oppenheimer Main Street Fund/VA	123	$1.35	$1.35	$166	4.57%	1.40%	1.40%	3.27%
Oppenheimer Global Strategic Income Fund/VA	20	$15.76	$15.76	$311	4.97%	1.40%	1.40%	5.99%
Oppenheimer Global Securites Fund/VA	14	$26.32	$26.32	$374	1.02%	1.40%	1.40%	16.05%
Oppenheimer High Income Fund/VA	1	$14.19	$14.19	$13	12.16%	1.40%	1.40%	7.90%
Van Eck Global Hard Asset	2	$33.82	$33.82	$70	0.02%	1.40%	1.40%	22.76%
Invesco Van Kampen VI Comstock	54	$17.63	$17.63	$960	1.43%	1.40%	1.40%	14.66%
Invesco Van Kampen VI Growth & Income	57	$15.40	$15.40	$877	1.17%	1.40%	1.40%	14.61%
Invesco Van Kampen VI Mid-Cap Growth II	3	$5.42	$5.42	$17	0.00%	1.40%	1.40%	3.46%
Van Kampen Enterprise	44	$6.08	$6.08	$268	0.42%	1.40%	1.40%	5.59%
Lord Abbett Growth & Income	40	$13.69	$13.69	$550	1.29%	1.40%	1.40%	15.64%
Lord Abbett Bond Debenture	20	$13.75	$13.75	$278	6.11%	1.40%	1.40%	7.80%
Lord Abbett Mid Cap Value	23	$14.94	$14.94	$350	0.46%	1.40%	1.40%	10.67%
Van Kampen Strategic Stock	48	$4.69	$4.69	$224	0.00%	1.40%	1.40%	1.42%

*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average of net assets. These ratios exclude those expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividend by the underlying fund in which the sub-accounts invests.

**These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying funds are excluded.

***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

7.  EXPENSES

The following is a summary of Separate Account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range
Mortality and Expense Risk change
To compensate PLAIC for assuming mortality and expense risks, a daily mortality and expense risk is deducted through the reduction of unit values. The charge is assessed on an annual basis and is calculated as a percent of the average daily net assets and varies depending on the product purchased and the death benefit option selected.	0.95% - 1.50%

Administrative Charge
An annual fee is assessed to reimburse PLAIC for expenses incurred in the Administration of the contract and the Separate Account. The charge is assessed through the reduction of unit values.	0.10% - 0.15%

Contract Maintenance Fee
This annual charge is assessed through the redemption of units and is waived when the account value or purchase payments less surrenders and associated surrender charges equals or exceeds $50,000.	$0 - $30

Surrender Charge (Contingent Deferred Sales Charge)
This charge is assessed as a percent of the amount surrendered and is imposed to reimburse PLAIC for some of the costs of distributing the contracts. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.	0.00% - 7.00%

Transfer Fee Currently there is no fee charged for transfers; however, PLAIC has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25

Optional Benefit Fee
Optional benefits may be elected by policyholders. These benefits include death benefits and living benefits. The fees for such benefits are deducted monthly and assessed through redemption of units. These fees are calculated on either a "Benefit Base" basis or a "Net Amount at Risk" basis.	0.10% - 1.70% on Benefit Base $0.25034 per $1000 - $18 per $1000 on Net Amount at Risk

8.  RELATED PARTY TRANSACTIONS

Contract owners' net payments represent premiums received from policyholders less certain deductions made by PLAIC in accordance with the contract terms. These deductions include, where appropriate, taxes, surrender, mortality and expense risk, and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract, as set forth in the contract. PLAIC offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the contract as the only security for the loan. Loans are subject to provisions of the Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. There were no loans outstanding as of December 31, 2010.

THE VARIABLE ANNUITY ACCOUNT A OF PROTECTIVE LIFE

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

9.  SUBSEQUENT EVENTS

The Separate Account has evaluated the effects of events subsequent to December 31, 2010, and through the financial statement issuance date. All accounting and disclosure requirements related to subsequent events are included in our financial statements.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Share Owners of
Protective Life and Annuity Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of Protective Life and Annuity Insurance Company (the "Company") as of December 31, 2010 and 2009, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Notes 1 and 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Alabama, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between such practices and accounting principles generally accepted in the United States of America are material; they are described in Note 2.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 1.

Our audit was conducted for the purpose of forming an opinion on the basic statutory basis financial statements taken as a whole. The accompanying Supplemental Selected Financial Data Schedule, Summary Investment Schedule and Investment Risk Interrogatories of the Company as of December 31, 2010 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory basis financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic statutory basis financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic statutory basis financial statements taken as a whole.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Birmingham, Alabama
April 22, 2011

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2010	2009
	($ in thousands, except share amounts)
ADMITTED ASSETS
Bonds (market: 2010 — $960,807; 2009 — $780,524)	$904,778	$768,570
Preferred stocks (market: 2010 — $5,162; 2009 — $4,854)	5,000	5,000
Mortgage loans on real estate	42,648	43,868
Contract loans	46,659	47,868
Cash and cash equivalents	9,991	818
Short term investments	0	15,235
Receivable for securities	29	0
Total cash and investments	1,009,105	881,359
Amounts recoverable from reinsurers	3,163	1,053
Deferred and uncollected premiums	(2,083)	(1,892)
Investment income due and accrued	14,551	12,992
Deferred tax asset	1,498	975
Current federal income tax recoverable	1,334	0
Other assets	322	188
Assets held in separate accounts	40,108	32,695
Total admitted assets	$1,067,998	$927,370
LIABILITIES AND CAPITAL AND SURPLUS
Aggregate reserves:
Life policies and contracts	$911,446	$779,637
Accident and health	4,577	4,938
Liability for deposit-type contracts	4,966	5,057
Policy and contract claims:
Life	2,147	1,731
Accident and health	72	87
Other policyholders' funds and policy and contract liabilities	565	582
Interest maintenance reserve (IMR)	5,239	4,340
Transfers from separate accounts due or accrued, net	494	3,505
Taxes, licenses and fees due or accrued	43	132
Current federal income taxes	0	283
Remittances and items not allocated	1,555	1,662
Asset valuation reserve (AVR)	8,575	6,466
Payable to parent, subsidiaries, and affiliates	2,484	3,687
Funds held under coinsurance	1,596	1,984
Other liabilities	1,939	1,920
Liabilities held in separate accounts	40,108	32,695
Total liabilities	985,806	848,706
Capital and surplus:
Common stock, $10.00 par value; 500,000 shares authorized; 250,000 shares issued and outstanding	2,500	2,500
Preferred stocks, $1 par value, shares authorized, issued and outstanding: 2,000	2	2
Gross paid-in and contributed surplus	97,426	110,426
Aggregate write-ins for other than special surplus funds	2	2
Additional admitted deferred tax asset	587	423
Unassigned funds	(18,325)	(34,689)
Total capital and surplus	82,192	78,664
Total liabilities and capital and surplus	$1,067,998	$927,370

See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF OPERATIONS

(Statutory Basis)

	December 31
	2010	2009
	($ in thousands)
Income:
Premiums and annuity considerations	$194,613	$185,721
Net investment income	56,871	47,800
Commissions and expense allowances on reinsurance ceded	1,833	1,919
Amortization of interest maintenance reserve	591	422
Net gain from operations from Separate Accounts	1,003	3,718
Other income	235	77
Total income	255,146	239,657
Benefits and expenses:
Death and annuity benefits	15,067	11,724
Accident and health benefits	1,012	1,092
Surrender benefits and other fund withdrawals	58,435	48,143
Other policy and contract benefits	317	263
Increase in aggregate reserves	131,448	144,056
Commissions and expense allowances on reinsurance assumed	197	13
Commissions	10,247	10,619
General expenses	9,434	8,283
Insurance taxes, licenses, and fees	1,237	1,425
Transfers to (from) Separate Accounts, net	2,575	(7,993)
Other expenses, net	88	183
Total benefits and expenses	230,057	217,808
Net income from operations before dividends to policyholders and federal income taxes	25,089	21,849
Dividends to policyholders	87	87
Federal income taxes	7,592	8,159
Net income from operations	17,410	13,603
Net realized capital losses (less $997 and $397 of capital gains tax in 2010 and 2009, respectively, and excluding $1,490 and $738 transferred to the IMR in 2010 and 2009, respectively)	(550)	(186)
Net income	$16,860	$13,417

See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENT OF CHANGES IN CAPITAL AND SURPLUS

(Statutory Basis)

($ in thousands)
Capital and surplus, December 31, 2008	$44,233
Net income for 2009	13,417
Change in nonadmitted assets and related items	(219)
Change in asset valuation reserve	(3,606)
Change in net deferred income tax	834
Change in unauthorized reinsurance	(1)
Change in net unrealized capital losses	(994)
Paid in surplus	25,000
Capital and surplus, December 31, 2009	78,664
Net income for 2010	16,860
Change in nonadmitted assets and related items	1,171
Change in asset valuation reserve	(2,109)
Change in net deferred income tax	(384)
Change in unauthorized reinsurance	(4)
Change in net unrealized capital losses	994
Capital distribution	(13,000)
Capital and surplus, December 31, 2010	$82,192

See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

STATEMENTS OF CASH FLOWS

(Statutory Basis)

	December 31
	2010	2009
	($ in thousands)
Cash from operations
Premiums and annuity considerations	$194,852	$185,791
Commission and expense allowances ceded	1,833	1,919
Net investment income	54,664	43,837
Miscellaneous income	1,239	3,794
Benefit and loss related payments	(76,591)	(61,022)
Commissions and expenses paid	(21,284)	(20,316)
Net transfers (to) from Separate Accounts	(5,586)	1,234
Dividends paid to policyholders	(88)	(92)
Federal and foreign income taxes paid	(10,206)	(11,084)
Net cash from operations	138,833	144,061
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	83,125	64,962
Mortgage loans	1,225	1,281
Total investment proceeds	84,350	66,243
Cost of investments acquired:
Bonds	(215,816)	(301,682)
Mortgage loans	0	(5,146)
Miscellaneous applications	(29)	0
Total investments acquired	(215,845)	(306,828)
Net decrease in policy loans and premium notes	1,210	975
Net cash from investments	(130,285)	(239,610)
Cash from financing and miscellaneous sources
Cash provided (applied):
Funds held under coinsurance	(388)	(383)
Capital and paid in (distributed) surplus	(13,000)	25,000
Net withdrawals on deposit-type contracts	(91)	(667)
Other cash provided, net	(1,131)	(1,466)
Net cash from financing and miscellaneous sources	(14,610)	22,484
Net change in cash and short term investments	(6,062)	(73,065)
Cash, cash equivalents, and short term investments, beginning of year	16,053	89,118
Cash, cash equivalents, and short term investments, end of year	$9,991	$16,053

See notes to the financial statements (statutory basis).

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

1.  GENERAL

Basis of Presentation

The statutory basis financial statements of Protective Life and Annuity Insurance Company (the "Company") have been prepared in conformity with accounting practices prescribed or permitted by the Alabama Department of Insurance (the "Department"). The Company is a stock, legal reserve, life, and accident and health insurer.

All outstanding shares of the Company's common stock are owned by Protective Life Insurance Company ("PLICO"), a life insurance company domiciled in the State of Tennessee. All outstanding shares of the Company's preferred stock are owned by Protective Life Corporation ("PLC"), an insurance holding company domiciled in the State of Delaware. PLICO is a wholly owned subsidiary of PLC. Other affiliated insurers include Golden Gate Captive Insurance Company, Golden Gate II Captive Insurance Company, Golden Gate III Vermont Captive Insurance Company, Golden Gate IV Vermont Captive Insurance Company, Lyndon Property Insurance Company, Protective Life Insurance Company of New York, United Investors Life Insurance Company, and West Coast Life Insurance Company.

The Department recognizes only statutory practices prescribed or permitted by the State of Alabama for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Alabama Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures manual, effective January 1, 2001, ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of Alabama. The State has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.

The Company has no material permitted practices at or for the years ending December 31, 2010 or 2009.

The preparation of financial statements in conformity with NAIC SAP requires management to make various estimates that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from those estimates.

Nature of Operations

The Company is an entity through which PLC markets, distributes and services life insurance and annuity products primarily in the state of New York. New York direct premiums were 96.3% of total direct premiums and annuity direct premiums accounted for 90.3% of total direct premiums.

Summary of Significant Accounting Policies

The Company uses the following significant accounting policies:

Cash and Investments

Investments are stated or determined by methodologies prescribed by the NAIC. Bonds not backed by other loans are stated at amortized cost using the interest method, except for bonds with a NAIC designation of 6 which are carried at the lower of amortized cost or market ("fair value").

Loan-backed bonds and structured securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. Prepayment assumptions for loan-backed bonds and structured securities were obtained from broker-dealer surveys, trustee information or internal estimates. These assumptions

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

1.  GENERAL — (Continued)

are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the retrospective method.

Bond and preferred stock market values are obtained from a nationally recognized pricing service. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by this service.

Preferred stocks are stated at amortized cost or market values, depending on the assigned credit ratings. For preferred stocks carried at market, the difference between cost and market value is reflected in unassigned surplus.

Mortgage loans on real estate are stated at the aggregate unpaid principal balance. Book value adjustments are made for other-than-temporary declines.

Contract loans are carried at the unpaid principal balance. The excess of unpaid contract loan balances over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to surplus. Interest is capitalized on the anniversary date.

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company reviews the credit worthiness of these financial institutions and believes there is minimal risk of material loss.

Short-term investments are stated at amortized cost, which approximates fair value. Short-term investments include those investments whose maturities at the time of acquisition were one year or less.

Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

Investment income is recorded when earned.

Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in the Summary of Operations, net of the amount transferred to the Interest Maintenance Reserve ("IMR") and net of applicable federal income taxes. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. Once a determination has been made that a specific other-than-temporary impairment exists, a realized loss is incurred and the cost basis of the impaired asset, other than loan-backed and structured securities, is adjusted to its fair value. Impaired loan-backed and structured securities are adjusted to the sum of their discounted future expected cash flows.

Premium Revenue and Related Commissions

Premiums and annuity considerations are recognized over the premium paying periods of policies. Annuity considerations are recognized as revenue when received. Premiums for flexible premiums/universal life policies and single premium credit life are recognized as revenues when collected. Premiums for traditional life insurance products are recognized as revenues when due. Accident and health premiums are earned ratably over the terms of the related insurance contracts.

Considerations for deposit type contracts, which do not have any life contingencies, are recorded directly to the related liability.

Acquisition costs, such as commissions and other costs related to new business, are expensed as incurred.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

1.  GENERAL — (Continued)

The amount of dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Aggregate Reserves for Policies and Contracts

Policy reserves for future policy benefits are actuarially computed using methods and assumptions in accordance with certain state statutes and administrative regulations. The mortality table and interest assumptions currently being used on the majority of policies in force are the 1941, 1958, 1980, and 2001 Commissioner's Standard Ordinary tables with 2.25% to 6.0% interest.

The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. The Company has certain surrender values in excess of the legally computed reserves which are included in the liability section of the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The method used in the valuation of substandard policies is based on the normal tabular reserves plus a portion of the substandard extra premium. For policies with a Mean reserve method, the extra substandard reserve is one half of the annualized extra premium (less a deferred premium). For policies with a MidTerminal reserve method, the extra substandard reserve is the unearned modal substandard extra premium.

As of December 31, 2010, the Company has $720 million of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Alabama. Reserves to cover this insurance totaled $3.2 million and are reported in the liability section of the Statements of Admitted Assets, Liabilities and Capital and Surplus. Tabular interest, tabular less actual reserves released, and tabular cost are determined by formula. Other net change in reserves includes $1.2 million and $1.7 million of excess interest on universal life policies for the years ending December 31, 2010 and 2009, respectively.

The Company's variable annuity ("VA") contracts contain guaranteed minimum death benefit ("GMDB") and guaranteed minimum withdrawal benefit ("GMWB") features. The VA GMDB becomes payable upon death. The guaranteed amount varies by the particular contract and option elected, and may be based on amounts deposited or maximum account value on prior anniversaries. All guarantees are reduced for prior partial withdrawal activity. The charge for the GMDB is based on a percentage of account value. The Company does not reinsure the GMDB feature. The VA GMWB is only available on more recent contracts and applies to amounts withdrawn. The charge is a percentage of the guaranteed benefit base, and the annual guaranteed withdrawal amount is equal to 5-7% depending on the contract owner's age. Effective December 31, 2009, statutory reserves are calculated according to Actuarial Guideline 43, "VACARVM". This replaces the prior reserve calculations under Actuarial Guidelines 33, 34, and 39. There is no longer a standalone reserve for GMDB or GMWB. The base reserve incorporates the risk of all of these guarantees.

Reserves for deposit type funds are equal to deposits received and interest credited to contract holders less surrenders and withdrawals that represent a return to the contract holder. Interest rates credited ranged from 1.3% to 7.6% for immediate annuities during 2010.

Liabilities for Single Premium Deferred Annuity contracts are calculated in accordance with Actuarial Guideline 33 ("AG33"). The reserves are calculated using a CARVM approach such that the reserve equals the greatest present value of future benefits floored at the cash surrender value of the contract. Future benefits

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

1.  GENERAL — (Continued)

include death, surrender and annuitization. Mortality and discount rates used in the reserve calculation are specified by regulatory authorities.

Liabilities for accident and health policies include unearned premiums and additional reserves. The liability for future policy benefits and claims on life and health insurance products includes estimated unpaid claims that have been reported to the Company and claims incurred but not yet reported. Changes in estimates are reflected in earnings currently.

Liabilities for losses and loss adjustment expenses for accident and health contracts are estimated by the Company's valuation actuary using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates specified by regulatory authorities for disability income business.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with Statement of Statutory Accounting Principles No. 54 — "Individual and Group Accident and Health Contracts."

Asset Valuation Reserve ("AVR") and Interest Maintenance Reserve ("IMR")

The Company established certain reserves as required by NAIC SAP. The AVR is based upon a statutory formula as prescribed by the NAIC to provide a standardized reserve for realized and unrealized losses from default and/or equity risks associated with all invested assets, excluding cash, contract loans, premium notes, collateral loans, and investment receivables. Realized gains and losses related to fixed maturities resulting from changes in credit quality and capital gains and losses related to all other investments, net of applicable federal income taxes, are reflected in the calculation of AVR. Unrealized gains and losses, net of applicable deferred federal income taxes, are also reflected in the calculation. Changes in AVR are charged or credited directly to unassigned surplus.

The IMR captures realized gains and losses, net of applicable federal income taxes, from the sale of fixed maturities. The portion of these realized gains and losses resulting from changes in the general level of interest rates is not recognized currently, but is amortized into income over the approximate remaining life of the investment sold.

Federal Income Taxes

The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC SAP. Changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned surplus.

Reinsurance

In the normal course of business the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other reinsurers. Amounts recoverable from reinsurers related to paid policy claims are included in Amounts recoverable from reinsurers and insurance liabilities are reported net of reinsurance recoverables in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. Receivables and payables from the same reinsurer, including funds withheld, are generally offset. For reserve credits taken

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

1.  GENERAL — (Continued)

related to reinsurers considered to be unauthorized by the Department, the Company must obtain letters of credit, funds withheld, or other forms of collateral in amounts at least equal to reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies.

Reinsurance premiums ceded and reinsurance recoveries on policy claims are netted against the respective earned premiums and policy claims in the Statements of Operations. Revenues from commissions and expense allowances on reinsurance ceded are recognized in the period in which the transaction occurs and recorded in commissions and expense allowances ceded.

The Company is liable with respect to reinsurance ceded in that the liability for such reinsurance would become that of the Company upon the failure of any reinsurer to meet its obligations under a particular reinsurance agreement. In compliance with regulatory requirements of the assuming reinsurer's state of domicile, the assuming reinsurer has deposited securities with its state insurance department for the benefit of the policyholders to cover such liabilities; however, the Company remains primarily liable as the direct insurer on all risk reinsured. The Company reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

Separate Accounts

The Company issues both market value adjusted annuities and variable annuities. Excluding any contract guarantees for either a minimum return or account value upon death or annuitization, variable annuity and life contract holders bear the investment risk that the Separate Accounts funds may not meet their stated investment objectives. The assets and liabilities related to Separate Accounts are valued at market and reported separately as assets and liabilities related to Separate Accounts. Fees charged on Separate Account contract owner deposits are included in the Statements of Operations. In the event that the asset value of certain contract holder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings.

2.  STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES

Accounting practices prescribed or permitted by the Department vary in some respects from accounting principles generally accepted in the United States of America ("GAAP"). A summary of significant accounting practices, which differ from GAAP, are as follows:

(1)  the costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred and thus are not amortized over the period benefited, whereas premiums are taken into earnings over the premium paying period of the related policies;

(2)  deposits to universal life contracts, investment contracts and limited payment contracts are credited to revenue;

(3)  future policy benefit reserves are based on statutory mortality and interest requirements without the consideration of the Company's experience, investment yields, mortality, or withdrawals;

(4)  assets must be included in the statutory financial statements at "admitted asset value" and "nonadmitted assets" must be excluded through a charge against surplus;

(5)  bonds and short term investments are generally carried at amortized cost and preferred stocks at cost, irrespective of the Company's investment portfolio activity;

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

2.  STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES — (Continued)

(6)  Subsidiaries and affiliates are carried as investments at net statutory book value, their periodic income is recorded as unrealized gain in surplus, and dividends are recorded as investment income;

(7)  certain assets and liabilities are reported net of ceded reinsurance balances;

(8)  realized capital gains and losses are reflected net of transfers to IMR and federal income tax in the Statements of Operations;

(9)  deferred federal income tax is provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income taxes is subject to various limitations as specified by NAIC SAP. In addition, changes in deferred tax assets and liabilities are recognized as a separate component of gains and losses in unassigned surplus;

(10)  adjustments reflecting the valuation of investments at the statement date are carried to the surplus account as unrealized investment gains or losses, without providing for federal income tax or income tax reductions;

(11)  sales of assets between affiliated companies are generally recorded at fair value;

(12)  the AVR is reported as a liability rather than as a reduction in investments and is charged directly to surplus;

(13)  the IMR is reported as a liability and the amortization of the IMR is reported as revenue;

(14)  the statements of cash flows are presented in the required statutory format;

(15)  the changes in nonadmitted assets, net deferred income taxes, reserves on account of a change in valuation basis, AVR, liability for unauthorized reinsurance, and net unrealized capital gains and losses are recorded as direct increases and decreases to surplus;

(16)  life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected;

(17)  policy reserves for future policy benefits are actuarially computed in accordance with certain state statutes and administrative regulations including both net level and modified reserve bases. These liabilities are computed using statutory actuarial tables which do not allow for modification based on the Company's experience, investment yields, mortality, or withdrawals. Aggregate reserves are shown net of the credit taken for reinsurance;

(18)  for reserve credits taken related to reinsurers considered "unauthorized" by the Department, the Company must obtain letters of credit, funds withheld or other forms of collateral in amounts at least equal to the reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies with a charge to unassigned surplus;

(19)  market value adjusted annuities are included in the Company's general account for GAAP purposes, but are included in Separate Accounts on a statutory basis.

Statutory capital and surplus was $107.2 million and $86.9 million less than GAAP stockholder's equity at December 31, 2010 and 2009, respectively. The primary differences at December 31, 2010 relate to policyholder benefits, premiums, reserves, and deferred acquisition cost differences totaling $95.5 million, federal and state income tax differences of $(31.5) million, investments valuation differences of $28.6 million, and AVR, IMR, and

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

2.  STATUTORY AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES DIFFERENCES — (Continued)

non-admitted asset differences of $14.4 million. The differences between Statutory capital and surplus and GAAP stockholder's equity at December 31, 2009 were attributable to similar categories of items. Statutory net income was $2.4 million and $0.3 million higher than GAAP net income for the years ended December 31, 2010 and 2009, respectively. The primary differences for the year ending December 31, 2010 relate to policyholder benefits, premiums, reserves, and deferred acquisition cost differences of $(4.2) million, investment income differences of $(0.2) million, federal and state income tax differences of $0.9 million, and IMR differences of $0.9 million. The differences between Statutory net income and GAAP net income for the year ended December 31, 2009 were attributable to similar categories of items.

The primary effects on the statements of cash flows for the differences between statutory accounting practices compared to that reported in conformity with GAAP have not been quantified, although they are presumed to be material.

3.  ACCOUNTING CHANGES

Effective December 31, 2010, the Company adopted Statement of Statutory Accounting Principles No. 100, "Fair Value Measurements" ("SSAP No. 100"), which defines fair value of financial instruments, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The adoption of this accounting principle did not have a material effect on the Company's financial statements. For additional information on the disclosures required by SSAP No. 100, see Note 15, Fair Value Measurements.

During the third quarter of 2009, the Company adopted Statement of Statutory Accounting Principles No. 43 — Revised, "Loan-backed and Structured Securities" ("SSAP No. 43R"), which included modifications and accounting guidance for other-than-temporary impairments ("OTTI") of loan-backed and structured securities and the categorization of these OTTI within the AVR and IMR. The adoption of this accounting principle did not have a material effect on the Company's financial statements.

Effective December 31, 2009, the Company adopted SSAP No. 10 — Revised, "Income Taxes — Revised, A Temporary Replacement of SSAP No. 10" ("SSAP No. 10R"), which modified the admission calculation that may be utilized by certain entities subject to Risk-based capital ("RBC") requirements that meet certain RBC thresholds. The adoption of this accounting principle resulted in an increase to admitted assets of $0.4 million and an increase to capital and surplus of $0.4 million. More detail regarding the impact of the adoption of SSAP No. 10R can be found in Note 5 — Income Taxes.

Effective December 31, 2009, statutory reserves are calculated according to Actuarial Guideline 43, "VACARVM". This replaces prior reserve calculations under Actuarial Guidelines 33, 34, and 39. This change produced no material impact upon adoption.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

4.  INVESTMENTS

Net Investment Income

Net investment income for the years ended December 31 consists of the following:

	December 31
	2010	2009
	($ in thousands)
Bonds	$53,354	$43,549
Stocks	394	394
Mortgage loans	2,783	2,799
Cash, cash equivalents, and short term investments	24	186
Contract loans	3,311	3,367
Miscellaneous investment income	13	0
Total investment income	59,879	50,295
Investment expenses	(3,008)	(2,495)
Net investment income	$56,871	$47,800

Due and accrued income is excluded from investment income on the following basis:

Mortgage loans — on loans delinquent more than 90 days. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible.

Bonds — where collection of interest is uncertain.

There was no due and accrued investment income excluded at December 31, 2010 and December 31, 2009.

Realized Gains and Losses

Realized investment gains (losses) for the years ended December 31 are summarized as follows:

	December 31
	2010	2009
	($ in thousands)
Bonds	$2,324	$1,135
Cash, cash equivalents and short term investments	0	13
Other-than-temporary impairments	(387)	(199)
Less:
Interest maintenance reserve	1,490	738
Federal income taxes	997	397
Net realized investment losses	$(550)	$(186)

Proceeds from the sales of investments in bonds during 2010 and 2009 were approximately $37.9 million and $31.7 million, respectively. The Company realized gross gains of $2.8 million and $2.2 million on those sales for the years ending December 31, 2010 and 2009, respectively. Gross losses of $0.4 million and $1.1 million were realized on those sales for the years ending December 31, 2010 and 2009, respectively.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

4.  INVESTMENTS — (Continued)

Unrealized Gains and Losses

Unrealized gains (losses) totaled $1.0 million and $(1.0) million for the years ending December 31, 2010 and 2009, respectively.

Bonds and Preferred Stock

The statement value and estimated market value of the Company's bond and preferred stock investments at December 31 are as follows:

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
2010	($ in thousands)
Bonds:
US Government	$10,526	$306	$0	$10,832
US states, territories and possessions	3,947	0	(37)	3,910
Political subdivision	43,985	1,240	(794)	44,431
Industrial and miscellaneous	756,737	63,852	(6,187)	814,402
Hybrids	34,835	1,206	(2,247)	33,794
Total bonds, excluding loan-backed and structured securities	850,030	66,604	(9,265)	907,369
Loan-backed and structured securities:
Residential mortgage backed securities	46,797	415	(1,836)	45,376
Commercial mortgage backed securities	7,951	111	0	8,062
Total loan-backed and structured securities	54,748	526	(1,836)	53,438
Total bonds	904,778	67,130	(11,101)	960,807
Preferred stock	5,000	162	0	5,162
Total bonds and preferred stocks	$909,778	$67,292	$(11,101)	$965,969
2009
Bonds:
US Government	$15,573	$40	$(91)	$15,522
Political subdivision	44,976	1,484	(314)	46,146
Industrial and miscellaneous	625,800	37,070	(14,864)	648,006
Hybrids	37,783	271	(5,689)	32,365
Total bonds, excluding loan-backed and structured securities	724,132	38,865	(20,958)	742,039
Loan-backed and structured securities:
Residential mortgage backed securities	44,438	229	(6,182)	38,485
Total loan-backed and structured securities	44,438	229	(6,182)	38,485
Total bonds	768,570	39,094	(27,140)	780,524
Preferred stock	5,000	0	(146)	4,854
Total bonds and preferred stocks	$773,570	$39,094	$(27,286)	$785,378

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The statement value and estimated market value of bonds at December 31, 2010, by expected maturity is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain of these obligations.

	Statement Value	Estimated Market Value
	($ in thousands)
Bonds, excluding loan-backed and structured securities:
Due in 1 year or less	$8,937	$9,041
Due after 1 year through 5 years	97,033	102,290
Due after 5 years through 10 years	329,810	354,829
Due after 10 years	414,250	441,209
Total bonds, excluding loan-backed and structured securities	850,030	907,369
Loan-backed and structured securities:
Due after 1 year through 5 years	2,404	2,192
Due after 5 years through 10 years	2,024	1,928
Due after 10 years	50,320	49,318
Total loan-backed and structured securities	54,748	53,438
Total bonds	$904,778	$960,807

The Company's investment gross unrealized losses and estimated market value, aggregated by investment category and length of time that individual securities have been in a continuous loss position, at December 31 are as follows:

	Less Than 12 Months		12 Months or More		Total
	Estimated Market Value	Gross Unrealized Loss	Estimated Market Value	Gross Unrealized Loss	Estimated Market Value	Gross Unrealized Loss
2010	($ in thousands)
Bonds:
US states, territories and possessions	$3,911	$(37)	$0	$0	$3,911	$(37)
Political subdivision	19,206	(794)	0	0	19,206	(794)
Industrial and miscellaneous	91,163	(3,031)	30,584	(3,156)	121,747	(6,187)
Hybrids	0	0	11,551	(2,247)	11,551	(2,247)
Total bonds, excluding loan-backed and structured securities	114,280	(3,862)	42,135	(5,403)	156,415	(9,265)
Loan-backed and structured securities:
Residential mortgage backed securities	21,656	(196)	9,243	(1,640)	30,899	(1,836)
Total loan-backed and structured securities	21,656	(196)	9,243	(1,640)	30,899	(1,836)
Total bonds	$135,936	$(4,058)	$51,378	$(7,043)	$187,314	$(11,101)

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

4.  INVESTMENTS — (Continued)

	Less Than 12 Months		12 Months or More		Total
	Estimated Market Value	Gross Unrealized Loss	Estimated Market Value	Gross Unrealized Loss	Estimated Market Value	Gross Unrealized Loss
2009	($ in thousands)
Bonds:
U.S. Government	$4,909	$(91)	$0	$0	$4,909	$(91)
Political subdivision	11,686	(314)	0	0	11,686	(314)
Industrial and miscellaneous	131,640	(7,446)	52,845	(7,418)	184,485	(14,864)
Hybrids	9,693	(1,187)	15,986	(4,502)	25,679	(5,689)
Total bonds, excluding loan-backed and structured securities	157,928	(9,038)	68,831	(11,920)	226,759	(20,958)
Loan-backed and structured securities:
Residential mortgage backed securities	15,913	(1,409)	17,967	(4,773)	33,880	(6,182)
Total loan-backed and structured securities	15,913	(1,409)	17,967	(4,773)	33,880	(6,182)
Total bonds	173,841	(10,447)	86,798	(16,693)	260,639	(27,140)
Preferred stock	0	0	4,854	(146)	4,854	(146)
Total bonds and preferred stock	$173,841	$(10,447)	$91,652	$(16,839)	$265,493	$(27,286)

For securities other than loan-backed securities, the Company generally considers a number of factors in determining whether an impairment is other-than-temporary (please see the "Loan-backed and Structured Securities" section for information on loaned-back security OTTI). These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) the intent and ability of the Company to hold the investment until recovery, 5) the time period during which the decline has occurred, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position and continued viability of the issuer are significant measures considered. The Company believes that it will collect all amounts contractually due and has the intent and the ability to hold these securities until recovery. The Company recognized no OTTI on non-loan-backed securities during 2010.

The Company had securities with a market value of $51.4 million in an unrealized loss position for greater than 12 months at December 31, 2010, composed of primarily banking, non-agency commercial mortgage-backed and life insurance securities. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered included credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information.

The Company's exposure to subprime mortgage related risk is limited to investments in residential mortgage-backed securities. The Company classifies a security as subprime when the weighted average FICO score is less than 700 or if the security/underlying loans falls under Bloomberg's criteria for B or C rated loans.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

4.  INVESTMENTS — (Continued)

The Company does have some exposure to Alt-A bonds which were made to borrowers with less than conventional documentation of their income and/or net assets. These securities are detailed below. The Company has exposure to unrealized losses on these holdings from changes in market values due to spread widening and interest rate fluctuations in a difficult and illiquid market environment. In addition, the Company has exposure to realized losses if it is determined that the security is other-than-temporarily impaired. These risks are mitigated somewhat by the Company's ability and intent to hold these securities to recovery, which may be at maturity. These securities are reviewed monthly to ensure they are performing as expected and to ensure sufficient credit support. The Company has no direct exposure through investments in subprime mortgage loans.

The following information relates to the Company's other investments with subprime exposure (in thousands):

Alt-A Securities:
a. Actual cost:	$723
b. Book adjusted carrying value:	$723
c. Fair value:	$609
d. Other-than-temporary impairment losses recognized to date:	$199

There are no individual securities exceeded 10% of capital and surplus at December 31, 2010.

At December 31, 2010 and 2009, bonds having a market value of $6.7 million and $6.6 million were on deposit with various governmental authorities as required by law.

Loan-backed and Structured Securities

The Company employed the retrospective method during the period, basing its assumptions regarding expected maturity dates on market interest rates and overall economic conditions. The information that was used for these assumptions was provided by a nationally-recognized, real-time database.

For the twelve months ended December 31, 2010, the Company had recorded total other-than-temporary impairments ("OTTI"), where the present value of such securities' expected cash flows was less than their amortized cost, in the amount of $0.4 million. The amortized cost basis of those securities for which an OTTI has been recognized at the end of the year was $5.0 million.

No OTTIs were recorded due to an intent to sell these securities. Also, no such impairments were recorded due to an inability or lack of intent to retain the securities for a period of time sufficient to recover their amortized cost.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

4.  INVESTMENTS — (Continued)

At December 31, 2010, the Company held the following loan-backed securities for which an OTTI had been recorded in either the current period (twelve months ended December 31, 2010) or a prior period:

		$ in thousands
Description	Cusip #	Amortized Cost Prior to any Current Period OTTI, etc.	OTTI Recognized in Earnings as a Realized Loss in 1Q 2010	OTTI Recognized in Earnings as a Realized Loss in 2Q 2010	OTTI Recognized in Earnings as a Realized Loss in 3Q 2010	OTTI Recognized in Earnings as a Realized Loss in 4Q 2010	Total OTTI Recognized in the Current Year	Other Gains/Losses Recognized on the Security in the Current Year	Other Adjustments to Amortized Cost in the Current Year e.g. Paydowns, Bonds Sold, etc.	Amortized Cost Basis After the Current Year OTTI, etc.
CWALT 06-36T2 1A3	02146XAB4	$936	$0	$0	$0	$0	$0	$13	$(226)	$723
Fair Value at the date of the OTTI			N/A	N/A	N/A	N/A
RFMSI 2006-S5 A15	74957EAQ0	1,118	0	(34)	0	(16)	(50)	5	(328)	745
Fair Value at the date of the OTTI			N/A	875	N/A	678
RFMSI 2006-S10 1A2	74958DAB4	1,108	0	(43)	0	0	(43)	6	(381)	690
Fair Value at the date of the OTTI			N/A	873	N/A	N/A
RFMSI 2007-S6 2A6	762009BD9	3,067	(106)	0	(124)	0	(230)	8	(803)	2,042
Fair Value at the date of the OTTI			1,862	N/A	1,613	N/A
BOAMS 2006-3 1A4	05950LAD4	1,098	0	0	(64)	0	(64)	0	(219)	815
Fair Value at the date of the OTTI			N/A	N/A	817	N/A
		$7,327	$(106)	$(77)	$(188)	$(16)	$(387)	$32	$(1,957)	$5,015

At December 31, 2010, the Company had impaired (fair value is less than cost or amortized cost) loan-backed securities for which OTTI losses had not been recognized in earnings. Such securities which have been in an impaired condition for less than 12 months had unrealized losses (amount by which amortized cost exceeded fair value) totaling $0.2 million, fair values totaling $21.7 million, and amortized cost totaling $21.9 million. Similarly, such securities which had been in an impaired condition for 12 months or longer had unrealized losses totaling $0.7 million, fair values totaling $5.2 million, and amortized cost totaling $5.9 million.

In determining whether a loan-backed security had experienced an OTTI, the Company considered the delinquency (and foreclosure status, if applicable) of the underlying loans or mortgages, the expected recovery value of the underlying collateral (if any) in relation to the current amount of the investment, and the degree to which such losses, based upon the foregoing factors, will first be absorbed by tranches that are subordinate to the Company's securities.

Mortgage Loans

At December 31, 2010, the Company's mortgage loan portfolio had the following concentrations by type of property:

% of Portfolio
Apartment	40.6%
Retail	30.1
Other commercial	12.8
Office buildings	12.0
Industrial	4.5
Total	100.0%

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

4.  INVESTMENTS — (Continued)

At December 31, 2010, the Company's mortgage loan portfolio had the following concentrations by location:

% of Portfolio
Tennessee	31.6%
Florida	17.3
Ohio	10.0
North Carolina	9.9
Mississippi	8.7
Alabama	8.2
Illinois	4.8
California	3.8
Texas	3.5
Michigan	2.2
Total	100.0%

The Company acquired no new mortgage loans during 2010.

The Company did not exclude any interest or reduce interest rates on any outstanding loans during either 2010 or 2009.

The target percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is generally 75%. At December 31, 2010, the Company had no mortgage loans that exceeded a 75% loan to value ratio based on the most recent appraisal.

At December 31, 2010, the Company did not have any mortgages with interest more than 30 days past due.

At December 31, 2010, no taxes and/or assessments had been advanced but not repaid or included in the mortgage loan total.

At December 31, 2010 and 2009, the Company had no foreclosed properties or impaired loans.

5.  INCOME TAXES

The Company is included in the consolidated federal income tax return of PLC and its subsidiaries. The method of allocation between the affiliates is subject to a written agreement. Pursuant to PLC's tax sharing agreement, income tax expense is allocated to those entities within the group as if each individual entity filed a separate return and the Company incurs a liability to PLC to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent the Company's income tax benefit can be carried back against prior years' separate company income tax expense. Any amount not carried back is carried forward on a separate company basis. Income taxes recoverable (payable) are recorded in the federal income taxes receivable (payable) account and are settled periodically, per the tax sharing agreement.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

5.  INCOME TAXES — (Continued)

The components of the net deferred tax asset / (liability) at December 31 are as follows:

	$ in thousands
	12/31/2010			12/31/2009			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
(a) Gross Deferred Tax Assets	$2,928	$0	$2,928	$2,378	$0	$2,378	$550	$0	$550
(b) Statutory Valuation Allowance Adjustments	0	0	0	0	0	0	0	0	0
(c) Adjusted Gross Deferred Tax Assets (1a-1b)	2,928	0	2,928	2,378	0	2,378	550	0	550
(d) Deferred Tax Liabilities	1,051	0	1,051	117	0	117	934	0	934
(e) Subtotal (Net Deferred Tax Assets) (1c-1d)	1,877	0	1,877	2,261	0	2,261	(384)	0	(384)
(f) Deferred Tax Assets Nonadmitted	379	0	379	1,286	0	1,286	(907)	0	(907)
(g) Net Admitted Deferred Tax Assets (1e-1f)	$1,498	$0	$1,498	$975	$0	$975	$523	$0	$523

The Company has elected to admit additional deferred tax assets ("DTAs") pursuant to SSAP No. 10R, paragraph 10.e. for the reporting period ended December 31, 2010. The current period election does not differ from the prior year end.

Increase in admitted adjusted gross DTAs as the result of application of paragraph 10.e.:

	$ in thousands
	12/31/2010			12/31/2009			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
(a) With paragraph 10.e.	$1,498	$0	$1,498	$975	$0	$975	$523	$0	$523
(b) With paragraph 10.a.-c.	911	0	911	552	0	552	359	0	359
(c) Increase attributable to the application of 10.e. (3a-3b)	$587	$0	$587	$423	$0	$423	$164	$0	$164

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	12/31/2010			12/31/2009			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
Admission Calculation Components - SSAP 10R, paragraphs 10.a., 10.b. and 10.c.:
(a) Paragraph 10.a.	$483	$0	$483	$536	$0	$536	$(53)	$0	$(53)
(b) Paragraph 10.b. (the lesser paragraph of 10.b.i. and 10.b.ii. below)	428	0	428	16	0	16	412	0	412
(c) Paragraph 10.b.i.	428	0	428	16	0	16	412	0	412
(d) Paragraph 10.b.ii.	xxx	xxx	8,680	xxx	xxx	7,110	xxx	xxx	1,570
(e) Paragraph 10.c.	1,051	0	1,051	117	0	117	934	0	934
(f) Total (4a+4b+4e)	$1,962	$0	$1,962	$669	$0	$669	$1,293	$0	$1,293
Admission Calculation Components - SSAP 10R, paragraphs 10.e.:
(g) Paragraph 10.e.i	$535	$0	$535	$423	$0	$423	$112	$0	$112
(h) Paragraph 10.e.ii. (the lesser paragraph of 10.e.ii.a. and 10.e.ii.b. below)	52	0	52	0	0	0	52	0	52
(i) Paragraph 10.e.ii.a	52	0	52	0	0	0	52	0	52
(j) Paragraph 10.e.ii.b.	xxx	xxx	4,340	xxx	xxx	3,555	xxx	xxx	785
(k) Paragraph 10.e.iii.	0	0	0	0	0	0	0	0	0
(l) Total (4g+4h+4k)	$587	$0	$587	$423	$0	$423	$164	$0	$164
Used in SSAP 10R, Paragraph 10.d.:
(m) Total Adjusted Capital less Expanded DTA	xxx	xxx	$90,223	xxx	xxx	$84,752	xxx	xxx	$5,471
(n) Authorized Control Level	xxx	xxx	11,892	xxx	xxx	10,408	xxx	xxx	1,484
SSAP 10R, Paragraph 10.a., 10.b. and 10.c.:
(a) Admitted Deferred Tax Assets	$911	$0	$911	$552	$0	$552	$359	$0	$359
(b) Admitted Assets	xxx	xxx	1,067,411	xxx	xxx	926,947	xxx	xxx	140,464
(c) Adjusted Statutory Surplus	xxx	xxx	86,797	xxx	xxx	78,241	xxx	xxx	8,556
(d) Total Adjusted Capital from DTAs	xxx	xxx	911	xxx	xxx	552	xxx	xxx	359

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

5.  INCOME TAXES — (Continued)

	$ in thousands
	12/31/2010			12/31/2009			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
Increase Due to SSAP 10R, paragraph 10.e.:
(e) Admitted Deferred Tax Assets	$587	$0	$587	$423	$0	$423	$164	$0	$164
(f) Admitted Assets	xxx	xxx	587	xxx	xxx	423	xxx	xxx	164
(g) Statutory Surplus	xxx	xxx	587	xxx	xxx	423	xxx	xxx	164

	12/31/2010
	(1)	(2)	(3)
	Ordinary Percent	Capital Percent	(Col 1+2) Total Percent
Impact of Tax Planning Strategies
(a) Adjusted Gross DTA (% of Total Adjusted Gross DTAs)	0%	0%	0%
(b) Net Admitted Adjusted Gross DTA (% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

The Company has no deferred tax liabilities ("DTL") that are not recognized for amounts described in SSAP No. 10, "Income Taxes," paragraph 6d.

Current and deferred income taxes incurred consist of the following major components:

Current Income Tax:

	$ in thousands
	(1)	(2)	(3)
	2010	2009	(Col 1-2) Change
(a) Federal	$7,592	$8,159	$(567)
(b) Foreign	0	0	0
(c) Subtotal	7,592	8,159	(567)
(d) Federal income tax on capital gains	997	397	600
(e) Utilization of capital loss carryforwards	0	0	0
(f) Other	0	0	0
(g) Federal and Foreign income taxes incurred	$8,589	$8,556	$33

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

5.  INCOME TAXES — (Continued)

Deferred Tax Assets:

	$ in thousands
	(1)	(2)	(3)
	2010	2009	(Col 1-2) Change
(a) Ordinary:
(1) Discounting of unpaid losses	$1	$1	$0
(2) Unearned premium reserve	113	124	(11)
(3) Policyholder reserves	0	9	(9)
(4) Investments	0	0	0
(5) Deferred acquisition costs	2,318	1,710	608
(6) Policyholder dividends accrual	31	31	0
(7) Fixed assets	0	0	0
(8) Compensation and benefits accrual	0	0	0
(9) Pension accrual	0	0	0
(10) Receivables - nonadmitted	63	154	(91)
(11) Net operating loss carryforward	0	0	0
(12) Tax credit carryforward	0	0	0
(13) Other (including items <5% of total ordinary tax assets)	0	0	0
(14) Due & Deferred Premiums	402	348	54
(15) Rounding	0	1	(1)
(99) Subtotal	2,928	2,378	550
(b) Statutory valuation allowance adjustment	0	0	0
(c) Nonadmitted	0	0	0
(d) Admitted ordinary deferred tax assets (2a99-2b-2c)	2,928	2,378	550
(e) Capital:
(1) Investments	0	0	0
(2) Net capital loss carryforward	0	0	0
(3) Real estate	0	0	0
(4) Other (including items <5% of total capital tax assets)	0	0	0
(99) Subtotal	0	0	0
(f) Statutory valuation allowance adjustment	0	0	0
(g) Nonadmitted	379	1,286	(907)
(h) Admitted capital deferred tax assets (2e99-2f-2g)	(379)	(1,286)	907
(i) Admitted deferred tax assets (2d+2h)	$2,549	$1,092	$1,457

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

5.  INCOME TAXES — (Continued)

Deferred Tax Liabilities:

	$ in thousands
	(1)	(2)	(3)
	2010	2009	(Col 1-2) Change
(a) Ordinary:
(1) Investments	$284	$101	$183
(2) Fixed assets	0	0	0
(3) Deferred and uncollected premium	0	0	0
(4) Policyholder reserves	767	16	751
(5) Other (including items <5% of total ordinary tax assets)	0	0	0
(99) Subtotal	1,051	117	934
(b) Capital:	0	0	0
(1) Investments	0	0	0
(2) Real estate	0	0	0
(3) Other (including items <5% of total capital tax assets)	0	0	0
(99) Subtotal	0	0	0
(c) Deferred tax liabilities (3a99+3b99)	$1,051	$117	$934
Net Deferred Tax Assets/Liabilities (2i-3c)	$1,498	$975	$523

The change in net deferred income taxes at December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the Change in nonadmitted assets is reported separately from the Change in net deferred income taxes in the surplus section of the Statements of Admitted Assets, Liabilities, and Capital and Surplus):

	$ in thousands
	(1)	(2)	(3)
	2010	2009	(Col 1-2) Change
Total Deferred Tax Assets	$2,928	$2,378	$550
Total Deferred Tax Liabilities	(1,051)	(117)	(934)
Net deferred tax assets/liabilities	$1,877	$2,261	(384)
Tax effect of unrealized gains/(losses)			(348)
Change in net deferred income tax [(charge)/benefit]			$(36)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

5.  INCOME TAXES — (Continued)

this difference at December 31 are as follows. Among the more significant book to tax adjustments were the following:

	$ in thousands
	2010
	Amount in Thousands	Tax Effect	Effective Tax Rate (%)
Provision computed at statutory rate	$25,002	$8,751	35.00%
Tax on STAT Capital Gains	1,937	678	2.71
Amortization of IMR	(591)	(207)	(0.83)
Change in non-admitted assets	264	92	0.37
Nondeductible expense	6	2	0.01
Tax-exempt income deduction	(46)	(16)	(0.06)
Prior year deferred tax true-up	(921)	(322)	(1.29)
Prior year current tax true-up	(1,007)	(352)	(1.41)
Other	(2)	(1)	0.00
Total	$24,642	$8,625	34.50%
Federal income taxes incurred expense/(benefit)		$7,592	30.37%
Tax on capital gains/(losses)		997	3.99
Change in net deferred income taxes charge/(benefit)		36	0.14
Total statutory income taxes		$8,625	34.50%

At December 31, 2010, the Company had no net operating or tax credit available to offset future net income subject to federal income taxes.

The Company incurred the following amount of income taxes in the current year and preceding years that are available for recoupment in the event of future net losses (in thousands):

	Ordinary	Capital	Total
2008	$2,902	$281	$3,183
2009	7,711	119	7,830
2010	8,223	1,115	9,338
Total	$18,836	$1,515	$20,351

The Company had no deposits admitted under Section 6603 of the Internal Revenue Code at December 31, 2010 or 2009.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

5.  INCOME TAXES — (Continued)

The Company has recorded a federal income tax receivable of $1.3 million and a federal income tax payable of $0.3 million as of December 31, 2010 and December 31, 2009, respectively

The Company had no state transferable tax credits at December 31, 2010 or 2009.

The Company's federal income tax return for 2010 is consolidated with:

Acceleration National Service Corporation
The Advantage Warranty Corporation
Chesterfield International Reinsurance Limited
Citizen's Accident & Health Insurance Company
Dealer Services Reinsurance, Ltd.
Financial Protection Marketing, Inc.
First Protection Company
First Protection Corporation
First Protection Corporation of Florida
First Protective Insurance Group
First Variable Capital Services, Inc.
Golden Gate Captive Reinsurance Company
Golden Gate II Captive Reinsurance Company
Hotel Development Company, Inc.
Indigo Captive Insurance Company
Investment Distributors, Inc.
Investors Brokerage Services, Inc.
Lyndon Financial Corporation
Lyndon Insurance Group, Inc.
Lyndon Property Insurance Company
National Warranty of Florida, Inc.
Oracare Consultants, Inc.
PLC Life Alliance, Inc.
PMG Asset Management, Inc.
PMG Securities Corporation
Prizm Administrative Services of Wisconsin, Inc.
Proequities, Inc.
Protective Administrative Services, Inc.
Protective Finance Corporation
Protective Finance Corporation II
Protective Finance Corporation IV
Protective Investment Advisors, Inc.
Protective Life Corporation
Protective Life Insurance Company
Protective Producers Association
Protective Real Estate Holdings, Inc.
Real Estate Asset Purchase Corporation
Tower Captive Insurance Company
Warranty Business Services Corporation
West Coast Life Insurance Company
Western Diversified Services, Inc.
Western General Dealer Services, Inc.
Western General Warranty Corporation
Western General Warranty , Inc.

The Company has considered the need for the recognition of contingent tax liabilities, under the provisions of Statement of Statutory Accounting Principles No. 5, "Liabilities, Contingencies and Impairments of Assets" and SSAP No. 10, "Income Taxes," and has determined that there were none to be recorded or disclosed.

6.  INFORMATION CONCERNING PARENT, SUBSIDIARIES, AND AFFILIATES.

The Company received cash capital contributions of $25.0 million from its parent, PLICO, in 2009. The Company received no capital contributions during 2010.

During 2010, the Company paid a cash distribution to its parent, PLICO, in the amount of $13 million. The distribution was accounted for as a return of capital distribution.

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly. At December 31, 2010, the Company had an intercompany payable of $2.5 million. At December 31, 2009, the Company had an intercompany payable of $3.7 million.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

6.  INFORMATION CONCERNING PARENT, SUBSIDIARIES, AND AFFILIATES. — (Continued)

PLC has contracts with its affiliates under which it supplies investment, legal and data processing services on a fee basis and other managerial and administrative services on a shared cost basis. In addition, the affiliates have a joint contract relating to allocation of costs for services performed by employees of one affiliate for another. The Company paid $11.9 million and $10.2 million during the years ending December 31, 2010 and 2009, respectively, for these services.

PLICO entered into a guaranty agreement on October 27, 1993, with the Company. PLICO has guaranteed the payment of all insurance policy claims made by the holders or beneficiaries of any policies, which were issued after the date of the guaranty agreement in accordance with the terms of said policies. Total liabilities for policies covered by this agreement were $632.8 million and $443.6 million at December 31, 2010 and 2009, respectively.

PLICO entered into a guaranty agreement with the Company on December 31, 1995, whereby PLICO guaranteed that the Company will perform all of the obligations of PLICO pursuant to the terms and conditions of an indemnity coinsurance agreement between PLICO and an unaffiliated life insurance company. Total liabilities related to this coinsurance agreement were $7.3 million and $7.6 million at December 31, 2010 and 2009, respectively.

7.  CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDEND RESTRICTIONS

Dividends on preferred and common stock are non-cumulative and are paid as determined by the Company's Board of Directors. Normally, dividends may be paid without approval of the Insurance Commissioner of the State of Alabama in an amount up to the greater of 10% of policyholders' surplus as of the preceding December 31, or the Company's net gain from operations for the preceding year reduced by dividends paid within the preceding twelve months. The Company paid a $13 million return of capital cash distribution on common stock to PLICO during the fourth quarter of 2010. No dividends on common stock were paid to PLICO during 2009. The Company did not pay dividends on the preferred stock in 2010 or 2009. During 2011, the Company may pay $4.4 million in dividends without the approval of the Insurance Commissioner of the State of Alabama. The participating preferred stock may be redeemed at the option of the Company at $1,000 per share.

The portion of unassigned funds (surplus) reduced for cumulative unrealized losses was $0 at December 31, 2010.

The portion of unassigned funds (surplus) reduced for nonadmitted assets was $0.6 million at December 31, 2010.

The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to identify inadequately capitalized insurance companies based upon the types and mixtures of risk inherent in the insurer's operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Company is adequately capitalized under the formula at December 31, 2010 and 2009.

8.  CONTINGENCIES

In most states, under insurance guaranty fund laws, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength. At December 31, 2010 and 2009, the Company accrued liabilities of $5 thousand and $4 thousand, respectively, for future assessments. The Company accrued related assets for future premium tax credits of $5 thousand and $4 thousand for December 31, 2010 and 2009, respectively. In addition at December 31, 2010

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

8.  CONTINGENCIES — (Continued)

and 2009, assets of $2 thousand and $2 thousand, respectively, relate to assessments already paid that will be taken as credits on future premium tax returns.

Commitments to extend mortgage loans are agreements to lend to a borrower, provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses. There were no commitments to extend mortgage loans at December 31, 2010 or 2009.

A number of civil jury verdicts have been returned against insurers, broker-dealers, and other providers of financial services involving sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or other persons with whom the insurer does business, payment of sales or other contingent commissions, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages, which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. Also, a number of lawsuits and investigations regarding the method of paying claims have recently been initiated against life insurers. The Company offers payment methods that may be similar to those that have been the subject of such lawsuits and investigations.

The Company, like other financial services companies, in the ordinary course of business is involved in litigation and arbitration. Although the Company cannot predict the outcome of any litigation or arbitration, the Company does not believe that any such outcome will have a material impact on the financial condition or results of operations of the Company.

9.  REINSURANCE

The Company assumes risks from and reinsures certain parts of its risks with other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. The Company is liable with respect to reinsurance ceded in that the liability for such reinsurance would become that of the Company upon the failure of any reinsurer to meet its obligations under a particular reinsurance agreement. In compliance with regulatory requirements of the assuming reinsurer's state of domicile, the assuming reinsurer has deposited securities with its state insurance department for the benefit of the policyholders to cover such liabilities; however, the Company remains primarily liable as the direct insurer on all risk reinsured. As of December 31, 2010, the Company's maximum retention limit on certain traditional and universal life products was $2.0 million on a single risk. The Company reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers at the inception of new contracts and on a periodic basis.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

9.  REINSURANCE — (Continued)

The Company has ceded the following to affiliated insurers at and for the years ending December 31:

	2010	2009
	($ in thousands)
Life:
Insurance in force	$1,814	$3,500
Policy and claim reserves ceded	40	96
Policy claim liabilities ceded	1	3
Premiums ceded	(1)	(277)
Accident and health:
Policy and claim reserves ceded	106	185
Policy claim liabilities ceded	10	16
Premiums ceded	13	(286)

The Company has ceded the following to non-affiliated insurers at and for the years ending December 31:

	2010	2009
	($ in thousands)
Life:
Insurance in force	$7,451,199	$7,734,121
Policy and claim reserves ceded	101,477	91,912
Policy claim liabilities ceded	6,608	5,114
Premiums ceded	27,432	27,515
Accident and health:
Policy and claim reserves ceded	462	582
Policy claim liabilities ceded	17	21
Premiums ceded	0	2

The Company has assumed from non-affiliated insurers at and for the years ending December 31 as follows:

	2010	2009
	($ in thousands)
Life:
Insurance in force	$3,363,116	$3,595,355
Policy and claim reserves assumed	400,987	408,408
Policy claim liabilities assumed	3,116	3,780
Premiums assumed	28,495	30,361
Accident and health:
Policy and claim reserves assumed	750	902
Policy claim liabilities assumed	14	20
Premiums assumed	22	(275)

None of the reinsurers included as "non-affiliated" in the above tables are owned in excess of 10% or controlled, either directly or indirectly, by the Company or any representative, officer, trustee, or director of the Company. No policies issued by the Company have been reinsured with a company charted in a country other than the United States (excluding U.S. Branches of such companies) which is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor of an insured or any other person not primarily engaged in the insurance business.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

9.  REINSURANCE — (Continued)

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company does not have any reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

The Company had no aggregate reductions to surplus for terminations of reinsurance agreements during 2010. No new agreements were executed or existing agreements amended during 2010, to include policies or contracts which were in-force or which had existing reserves established by the Company as of the effective date of the agreement.

The Company had no material amounts of non-admitted reinsurance receivables at December 31, 2010 due to uncertainty of collection. The company has not written any receivables off as uncollectible. The Company has not commuted any ceded reinsurance amounts during the year.

Approximately 58.3% of the reinsurance receivable balance at December 31, 2010 relates to one insurance company rated "A+" (Superior) by the A. M. Best Company, an independent rating organization.

At December 31, 2010 and 2009, respectively, the Company had $116 thousand and $201 thousand of accident and health recoverables and reinsurance credits with PLICO which represented less than 1% of capital and surplus.

10.  CHANGE IN INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES

Activities in the liability for accident and health policy and contract claims are summarized as follows:

	2010	2009
	($ in thousands)
Balance at January 1	$2,905	$3,358
Less reinsurance recoverables	21	7
Net balance at January 1	2,884	3,351
Incurred:
Related to current year	384	428
Related to prior year	148	(108)
Total incurred	532	320
Paid:
Related to current year	105	146
Related to prior year	593	641
Total paid	698	787
Net balance at December 31	2,718	2,884
Plus reinsurance recoverables	17	21
Balance at December 31	$2,735	$2,905

Reserves and liabilities as of December 31, 2009 were $2.9 million. As of December 31, 2010, $593 thousand has been paid for incurred claims attributable to insured events of prior years. Reserves remaining for prior years are now $2.5 million, as a result of re-estimation of unpaid claims and claim adjustment expenses on disability income and credit lines of insurance. Therefore, there has been a $148 thousand unfavorable prior year

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

10.  CHANGE IN INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES — (Continued)

development from December 31, 2009 to December 31, 2010. Original estimates are increased or decreased as additional information becomes known regarding individual claims. No additional premiums or return premiums have been accrued as a result of the prior year effects.

11.  PARTICIPATING POLICIES

Premiums under individual life and annuity participating policies were $(14) thousand and $16 thousand for the years ending December 31, 2010 and 2009, respectively, which represented less than 1% of total individual life and annuity premiums earned for both years. The Company accrues dividends when declared by the Board of Directors. The Company recorded dividend expense in the amount of $87 thousand for both years ending December 31, 2010 and 2009, respectively. The Company has not allocated any additional income to participating policyholders.

12.  ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

Withdrawal characteristics of annuity actuarial reserves and deposit liabilities are as follows:

	2010
	($ in thousands)
Subject to discretionary withdrawal:
- with market value adjustments	$24,550	4.7%
- at book value less surrender charge	58,666	11.1
- at market	18,467	3.5
Subtotal	101,683	19.3
Subject to discretionary withdrawal - without adjustments - at book value (minimal or no charge or adjustments)	419,745	79.5
Not subject to discretionary withdrawal provision	6,543	1.2
Total annuity actuarial reserves and deposit fund liabilities (gross)	527,971	100.0%
Less: reinsurance	0
Total annuity actuarial reserves and deposit liabilities (net)	$527,971
	2009
	($ in thousands)
Subject to discretionary withdrawal:
- with market value adjustments	$30,080	7.8%
- at book value less surrender charge	84,287	21.7
- at market	5,649	1.5
Subtotal	120,016	31.0
Subject to discretionary withdrawal - without adjustments
- at book value (minimal or no charge or adjustments)	261,059	67.4
Not subject to discretionary withdrawal provision	6,461	1.7
Total annuity actuarial reserves and deposit fund liabilities (gross)	387,536	100.0%
Less: reinsurance	0
Total annuity actuarial reserves and deposit liabilities (net)	$387,536

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

13.  PREMIUMS AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 were as follows:

	2010		2009
Type	Gross	Net of Loading	Gross	Net of Loading
	($ in thousands)
Ordinary new business	$4	$4	$(41)	$(41)
Ordinary renewal	(1,359)	(1,435)	(1,151)	(1,230)
Group life	(655)	(655)	(621)	(621)
Total	$(2,010)	$(2,086)	$(1,813)	$(1,892)

14.  SEPARATE ACCOUNTS

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company reported assets and liabilities from the following product lines into a Separate Account:

•  Market Value Adjusted Annuities

•  Variable Annuities

The Separate Account for market value adjusted annuities provides the opportunity for the policyholder to invest in one or any combination of interest rate guarantee periods. The assets for this account are carried at market value and are held in a non-unitized Separate Account. Amounts withdrawn from the contract in excess of the free withdrawal amount are subject to market value adjustment, which can be positive or negative. The market value adjusted annuity business has been included as "Non-indexed Guarantee less than 4%" and "Non-indexed Guarantee more than 4%" in the table disclosing information regarding the Company's Separate Accounts as shown later in Note 14.

The Separate Accounts for the variable annuities invest in shares of various mutual funds with external investment advisors. The net investment experience of the Separate Account is credited directly to the policyholder and can be positive or negative. Variable annuities have been included as "Nonguaranteed Separate Accounts" in the table disclosing information regarding the Company's Separate Accounts as shown later in Note 14.

Some of the variable annuity contracts contain GMDB and GMWB features, which are described in Note 1.

These products are included within the Separate Accounts pursuant to Alabama Code § 27-38-1.

In accordance with the products recorded within the Separate Account, all of the Company's assets are considered legally insulated from the General Account. As of December 31, 2010 and 2009, the Company's

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

14.  SEPARATE ACCOUNTS — (Continued)

Separate Account statement included legally insulated assets of $40.1 million and $32.7 million, respectively. The assets legally insulated from the General Account as of December 31, 2010 are attributed to the following products:

($ in thousands)
(1) Product	(2) Legally Insulated Assets	(4) Separate Account Assets (Not Legally Insulated)
Market Value Adjusted Annuities	$20,913	$
Variable Annuities	19,195
Total	$40,108	$

In accordance with the products recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2010, the General Account of the Company had a maximum guarantee for Separate Account liabilities of $22.8 million. To compensate the General Account for the risk taken, the Separate Account paid risk charges of $200 thousand during 2010.

As of December 31, 2010, nothing had been paid by the general account toward Separate Account guarantees. The total Separate Account guarantees paid by the general account for the preceding four years ending December 31, 2009, 2008, 2007 and 2006 was $27 thousand, $0, $13 thousand, and $25 thousand, respectively.

The Company did not have securities lending transactions within either the General or Separate Accounts during 2010 or 2009.

Information regarding the Company's Separate Accounts is as follows:

	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in thousands)
2010
1. Premiums, consideration or deposits for the year ended 12/31/10	$0	$0	$12,908	$12,908
2. Reserves at 12/31/10
I. For accounts with assets at:
a. Market value	$1,479	$19,471	$18,467	$39,417
b. Amortized cost	0	0	0	0
Total reserves	$1,479	$19,471	$18,467	$39,417
II. By withdrawal characteristics:
a. Subject to discretionary withdrawals	$0	$0	$0	$0
b. With MV adjustment	1,479	19,471	0	20,950
c. At book value without MV adjustment and with current surrender charge of 5% or more	0	0	0	0
d. At market value	0	0	18,467	18,467
e. At book value without MV adjustment and with current surrender charge less than 5%	0	0	0	0
f. Subtotal	1,479	19,471	18,467	39,417
g. Not subject to discretionary withdrawal	0	0	0	0
h. Total	$1,479	$19,471	$18,467	$39,417

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

14.  SEPARATE ACCOUNTS — (Continued)

	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
2009	($ in thousands)
1. Premiums, consideration or deposits for the year ended 12/31/09	$0	$0	$2,567	$2,567
2. Reserves at 12/31/09
I. For accounts with assets at:
a. Market value	$1,219	$27,443	$5,649	$34,311
b. Amortized cost	0	0	0	0
Total reserves	$1,219	$27,443	$5,649	$34,311
II. By withdrawal characteristics:
a. Subject to discretionary withdrawals	$0	$0	$0	$0
b. With MV adjustment	1,219	27,443	0	28,662
c. At book value without MV adjustment and with current surrender charge of 5% or more	0	0	0	0
d. At market value	0	0	5,649	5,649
e. At book value without MV adjustment and with current surrender charge less than 5%	0	0	0	0
f. Subtotal	1,219	27,443	5,649	34,311
g. Not subject to discretionary withdrawal	0	0	0	0
h. Total	$1,219	$27,443	$5,649	$34,311

Reconciliation of net transfers to (from) Separate Accounts is as follows:

	2010	2009
	($ in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$12,908	$2,567
Transfers from Separate Accounts	(10,333)	(10,560)
Net transfers to (from) Separate Accounts	$2,575	$(7,993)
Transfers as reported in the Statement of Operations	$2,575	$(7,993)

15.  FAIR VALUE MEASUREMENTS

As discussed in Note 3, the Company adopted Statement of Statutory Accounting Principles No. 100, "Fair Value Measurements" ("SSAP No. 100"), effective December 31, 2010. SSAP No. 100 defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The definition of fair value in SSAP No. 100 focuses on an "exit price", the price that would be received to sell the asset or paid to transfer the liability. Included in various line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or market.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

15.  FAIR VALUE MEASUREMENTS — (Continued)

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The hierarchy can be defined as follows:

  Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

  Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

(a)  Quoted prices for similar assets or liabilities in active markets,

(b)  Quoted prices for identical or similar assets or liabilities in non-active markets,

(c)  Inputs other than quoted market prices that are observable, and

(d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

  Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

The following table provides information as of December 31, 2010 about the Company's financial assets and liabilities measured at fair value:

Description	Level 1	Level 2	Level 3	Total
	$ In thousands
Separate Accounts	$19,330	$20,778	$0	$40,108
Total	$19,330	$20,778	$0	$40,108

The Company did not hold any Level 3 financial instruments as of December 31, 2010.

Being the first reporting period in which fair value hierarchy is reported there were no transfers between levels.

Fair Value Methodology

Description of Pricing Inputs

The Company predominantly uses a third party pricing service and broker quotes to determine fair values. The third party pricing service and brokers use certain inputs to determine the value of asset backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. For these securities, the valuation would consist of inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, 6) discount margin, and 7) credit ratings of the securities.

To price corporate bonds, U.S. government-related securities, and other government-related securities, the brokers and third party pricing service utilize a valuation model that consists of a hybrid income and market approach to valuation, while the Company uses a discounted cash flow model with both observable and

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

15.  FAIR VALUE MEASUREMENTS — (Continued)

unobservable inputs to determine a price when the securities are illiquid bonds. The external and internal pricing models include inputs such as, but not limited to: 1) principal and interest payments, 2) coupon, 3) maturity, 4) treasury yield curve, 5) credit spreads from new issue and secondary trading markets, 6) dealer quotes with adjustments for issues with early redemption features, 7) illiquidity premiums, 8) discount margins from dealers in the new issue market, 9) underlying collateral, and 10) comparative bond analysis.

The third party pricing service prices equity securities using market observable prices for the same or similar securities traded in an active market.

The Company's Separate Account assets consist of financial instruments similar to those held in the general account. The Company utilizes the same valuation methodology as described above in determining the fair value of Separate Account assets as the Company does for general account assets. All assets in the Separate Account are held at fair value. The Separate Account liability matches the Separate Account asset value and its fair value is determined from valuation methods that are consistent with the Separate Account assets.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company's credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for all Level 1 and 2 financial instruments owned by the Company.

The fair value of corporate bonds, government securities, equity securities, and mortgage backed securities is determined by management after considering one of two primary sources of information: third party pricing services or non-binding independent broker quotations. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices. Typical inputs used by these two pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security.

The Company has analyzed the third party pricing services' valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

15.  FAIR VALUE MEASUREMENTS — (Continued)

pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2010.

For those financial instruments not recorded at fair value on the Statements of Admitted Assets, Liabilities and Capital and Surplus, the carrying amount and estimated fair values of the Company's financial instruments at December 31 are as follows:

	2010		2009
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	($ in thousands)
ASSETS
Investments:
Bonds	$904,778	$960,807	$768,570	$780,524
Preferred stocks	5,000	5,162	5,000	4,854
Mortgage loans on real estate	42,648	47,456	43,868	47,496
Short term investments	0	0	15,235	15,235
Cash & cash equivalents	9,991	9,991	818	818
Contract loans	46,659	46,659	47,868	47,868
Separate Account assets	40,108	40,108	32,695	32,695
LIABILITIES
Annuities	486,714	485,740	351,396	350,974

Effective December 31, 2010, the Company determined fair value of assets required to be carried at such value based on the fair value hierarchy established in SSAP No. 100, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

Bond and preferred stock fair values are determined using methodologies prescribed by the NAIC. The market value of bonds and preferred stocks is determined by management after considering one of two primary sources of information: third party pricing services and non-binding independent broker quotations.

The book value of the Company's short-term investments, cash, and cash equivalents approximate fair value.

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company's current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company's determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

15.  FAIR VALUE MEASUREMENTS — (Continued)

Contract loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of contract loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of contract loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company's fair value of contract loans approximates carrying value.

The Separate Account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the Separate Account liabilities, which represent the policyholder's equity in those assets. These amounts are reported separately as assets and liabilities related to Separate Accounts in the accompanying financial statements. Separate Account assets are invested in bonds and open-ended mutual funds. The fair value of bonds held in Separate Accounts are determined using methodologies prescribed by the NAIC. The market value of bonds is determined by management after considering one of two primary sources of information: third party pricing services and non-binding independent broker quotations. These valuations are generally categorized as a level 2 valuation as defined by SSAP No. 100. The fair value of open-ended mutual funds held in Separate Accounts was obtained from unadjusted quoted market prices. These valuations are categorized as a level 1 valuation as defined by SSAP No. 100.

As of December 31, 2010 and December 31, 2009, the Company estimated the fair value of annuity account balances using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments.

16.  EMPLOYEE BENEFIT PLANS

Employee Retirement Plan

PLC sponsors a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. The benefits are based on years of service and the employee's compensation. Plan Participants are divided into three groups and each participant group has a specific retirement program. The three participant groups are Post-2007 Participants, Non-Grandfathered Participants, and Grandfathered Participants. Post-2007 Participants receive benefits under a cash balance plan. Non-Grandfathered Participants and Grandfathered Participants receive benefits based on their age and vesting service as of a specific date. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future. PLC allocates the costs of the plan to each subsidiary based on a percentage of payroll. PLC incurred total benefit costs of $9.7 million during 2010. The Company has no legal obligation for benefits under the plan.

PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law. The plan is not separable by affiliates participating in the plan. PLC allocates the cost of the plan to each subsidiary based on a percentage of payroll. The Company has no legal obligation for benefits under the plan.

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

as of and for the years ended December 31, 2010 and 2009

(Statutory Basis)

16.  EMPLOYEE BENEFIT PLANS — (Continued)

Life Insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement from $10,000 up to a maximum of $75,000. This plan is partially funded at a maximum of $50,000 face amount of insurance.

Deferred Compensation Plan

The Company participates in PLC's long-range performance share plan for selected employees. Payments of any benefits under this plan require PLC to achieve certain earnings goals during the four-year period following award under the plan. The plan provides for payment in shares of PLC common stock, except for an amount equal to the employee's tax withholdings on the total payment, which is paid in cash.

The Company also participates in PLC's qualified defined contribution retirement plan, which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code. In 1990 PLC established an Employee Stock Ownership Plan ("ESOP") to match voluntary employee contributions to the 401(k) Plan. In 1994 a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus or sales incentive plan. Expenses related to the ESOP consists of the cost of the shares allocated to participating employees, plus the interest expense on the ESOP's note payable to PLICO, less dividends on shares held by the ESOP. PLC allocates the cost of these benefits to each subsidiary based on a percentage of payroll. Beginning in 2009, PLC adopted a cash match for employee contributions to the 401(k) plan. The Company has no legal obligation for benefits under these plans.

The Company participates in PLC's Deferred Compensation Plan for Officers for certain officers who may elect to defer part or all of their cash and stock bonuses. Any obligation of the Company under the Plan is transferred to PLC at the time of the deferral.

The Company maintains a deferred compensation plan for agents whereby agents may elect to defer part or all of their commissions. The Company credits each agent's account annually with interest on the amounts accumulated at a current interest rate.

The Company's share of net costs related to employee benefit plans was approximately $24 thousand and $18 thousand for the years ending December 31, 2010 and 2009, respectively.

17.  SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2010, and through April 22, 2011 (the date of the issuance of the Statutory statements included herein), and there are no material subsequent events to report.

SUPPLEMENTAL SCHEDULES

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

SELECTED FINANCIAL DATA SCHEDULE

as of and for the year ended December 31, 2010

($ in thousands)
Investment Income:
Government bonds	$422
Other bonds (unaffiliated)	52,932
Preferred stock (unaffiliated)	394
Mortgage loans	2,783
Premium notes, policy loans and liens	3,311
Cash/short term investments	24
Aggregate write-ins for investment income	13
Gross investment income	$59,879
Mortgage loans — book value:
Residential mortgages	$0
Commercial mortgages	42,648
Total mortgage loans	$42,648
Mortgage loans by standing — book value:
Good standing	$42,648
Bonds, short term investments, and cash equivalents by class and maturity:
Bonds and short term investments by maturity — statement value
Due within one year	$25,723
Over 1 year through 5 years	118,998
Over 5 years through 10 years	343,290
Over 10 years through 20 years	70,020
Over 20 years	346,747
Total by maturity	$904,778
Bonds, short term investments, and cash equivalents by class — statement value
Class 1	$410,712
Class 2	455,300
Class 3	12,930
Class 4	13,053
Class 5	12,783
Class 6	0
Total by class	$904,778
Total bonds and short term publicly traded	$777,646
Total bonds and short term privately placed	$127,132
Short term investments — book value	$0
Cash on deposit	$9,991

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

SELECTED FINANCIAL DATA SCHEDULE

as of and for the year ended December 31, 2010

($ in thousands)
Life insurance in force:
Ordinary	$1,191,483
Credit life	$59,496
Group	$289,204
Amount of accidental death insurance in force under Ordinary policies	$104,789
Life insurance policies with disability provisions in force:
Ordinary	$53,747
Group	$17,451
Supplementary contracts in force:
Ordinary — not involving life contingencies
Amount on deposit	$341
Income payable	$49
Ordinary — involving life contingencies
Income payable	$14
Annuities:
Ordinary
Immediate — amount of income payable	$1,154
Deferred — fully paid — account balance	$489,472
Accident and health insurance — premiums in force:
Group	$0
Credit	$3,446
Other	$84
Deposit funds and dividends accumulations:
Dividends accumulations — account balance	$1,542

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

SELECTED FINANCIAL DATA SCHEDULE

as of and for the year ended December 31, 2010

($ in thousands)
Claims payments 2010:
Other accident and health
2010	$12
2009	$20
2008	$21
2007	$14
2006	$9
Prior	$210
Other coverages that use development methods to calculate claims reserves
2010	$93
2009	$136
2008	$74
2007	$68
2006	$30
Prior	$7

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

SUMMARY INVESTMENT SCHEDULE

as of and for the year ended December 31, 2010

	Gross Investment Holdings		Admitted Assets
	Amounts	Percentage	Amount	Percentage
	($ in thousands)
Bonds
US Treasury securities	$10,525	1.0%	$10,525	1.0%
Securities issued by state, territories and posssessions and political subdivisions in the US
States, territories and possessions general
obligations	3,947	0.4	3,947	0.4
Revenue and assessment obligations	35,985	3.6	35,985	3.6
Mortgage-backed securities (includes residential and commercial MBS):
Pass-through securities:
Guaranteed by GNMA	26	0.0	26	0.0
Issued by FNMA and FHLMC	22,413	2.2	22,413	2.2
CMO and REMIC
Issued by GNMA,FNMA and FHLMC	2,717	0.3	2,717	0.3
All other	21,640	2.1	21,640	2.1
Other debt and other fixed income securities (excluding short term):
Unaffiliated domestic securities	707,447	70.2	707,447	70.2
Unaffiliated foreign securities	100,078	9.9	100,078	9.9
Preferred stocks:
Unaffiliated	5,000	0.5	5,000	0.5
Mortgage loans:
Commercial loans	42,648	4.2	42,648	4.2
Contract loans	46,669	4.6	46,659	4.6
Receivables for securities	29	0.0	29	0.0
Cash and short term investments	9,991	1.0	9,991	1.0
Total invested assets	$1,009,115	100.0%	$1,009,105	100.0%

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

INVESTMENT RISK INTERROGATORIES

for the year ended December 31, 2010

1.  The Company's total admitted assets (excluding Separate Accounts) as of December 31, 2010 were $1.0 billion.

2.  State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding (i) U.S. Government, U.S. Government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company and (iii) policy loans.

Investment Category	Amortized Cost	% of Admitted Assets
	($ in thousands)
Bonds:
FNMA	$17,018	1.7%
FHLMC	8,112	0.8
Cox Communications Inc	7,987	0.8
Haliburton	7,468	0.7
Cabot Oil & Gas	7,000	0.7
Wells Fargo	6,498	0.6
Trans-Canda Pipeline	6,103	0.6
Canadian National Resources	6,072	0.6
INCO LTD	5,999	0.6
Renaissance Rein Holdings Inc	5,997	0.6

3.  State the amounts and percentages of the reporting entity's total admitted assets held in bonds, short term, cash equivalents and preferred stocks by NAIC rating.

Investment Category	Amortized Cost	% of Admitted Assets
	($ in thousands)
Bonds, short term investments and cash equivalents:
NAIC Rated 1	$410,712	40.0%
NAIC Rated 2	455,300	44.3
NAIC Rated 3	12,930	1.3
NAIC Rated 4	13,053	1.3
NAIC Rated 5	12,783	1.2
NAIC Rated 6	0	0.0
Preferred stocks:
NAIC Rated 1	5,000	0.5%

4.  State the amounts and percentages of the reporting entity's total admitted assets held in foreign investments:

  4.01  Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets. No.

  4.02  Total admitted assets held in foreign investments of $50.7 million (4.9% of total admitted assets).

  4.03  Foreign-currency denominated investments of $0

  4.04  Insurance liabilities denominated in that same foreign currency of $0

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

INVESTMENT RISK INTERROGATORIES

for the year ended December 31, 2010

5.  Aggregate foreign investment exposure categorized by NAIC sovereign rating:

NAIC Rating	Book Value	% of Admitted Assets
	($ in thousands)
Countries rated NAIC-1	$50,656	4.9%

6.  The Company's largest foreign investment exposures in a single country, categorized by the country's NAIC rating:

NAIC Rating	Book Value	% of Admitted Assets
	($ in thousands)
Countries rated NAIC-1
United Kingdom	$14,999	1.5%
Australia	11,986	1.2

10.  The Company's largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer	NAIC Rating		Book Value	% of Admitted Assets
	($ in thousands)
Renaissance Rein Holdings LTD	1	FE	$5,997	0.6%
Philipos Electronics NV	1	FE	5,718	0.6
Anglo American Capital	2	FE	4,999	0.5
Commonwealth Bank Aust	1	FE	4,000	0.4
Macquarie Group LTC	1	FE	3,998	0.4
UBS AG	1	FE	3,992	0.4
BHP Billiton Finance	1	FE	3,989	0.4
Axis Specialty Finance	2	FE	3,985	0.4
Enel Finance Intl SA	1	FE	3,979	0.4
ArcelorMittal	2	FE	3,940	0.4

11.  Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

  11.01  Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets. No

  11.02  Total admitted assets held in Canadian investments of $49.4 million or 4.8%.

  11.03  Canadian-currency-denominated investments of $0.

  11.04  Supporting Canadian-denominated insurance liabilities of $0.

  11.05  Unhedged Canadian currency exposure of $0.

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY

INVESTMENT RISK INTERROGATORIES

for the year ended December 31, 2010

16.  The Company's mortgage loan portfolio is $42.6 million or 4.1% of the Company's total admitted assets.

Information regarding the Company's 10 largest mortgage interests is as follows:

Type	Book Value	% of Admitted Assets
	($ in thousands)
Commercial	$3,050	0.3%
Commercial	2,839	0.3%
Commercial	2,675	0.3%
Commercial	2,458	0.2%
Commercial	2,288	0.2%
Commercial	2,245	0.2%
Commercial	2,228	0.2%
Commercial	2,053	0.2%
Commercial	1,974	0.2%
Commercial	1,936	0.2%

The Company had no construction loans, loans over 90 days past due, loans in the process of foreclosure, loans foreclosed, or restructured loans at December 31, 2010.

17.  Mortgage loans had the following loan-to-value ratios, as determined by the date of the last appraisal:

Commercial	Book Value	% of Admitted Assets
	($ in thousands)
Above 95%	$0	0.0%
91 to 95%	0	0.0%
81 to 90%	0	0.0%
71 to 80%	0	0.0%
Below 70%	42,648	4.1%

Note: Interrogatories 7 through 9, 12 through 15, and 18 through 23 were not applicable.

See Report of Independent Auditors and Notes to Statutory Basis Financial Statements

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

(a)  Financial Statements:

All required financial statements are included in Part A and Part B of this Registration Statement.

(b)  Exhibits:

1.  Resolution of the Board of Directors of Protective Life and Annuity Insurance Company (formerly American Foundation Life Company) authorizing establishment of the Variable Annuity Account A of Protective Life(1)

2.  Not applicable

3.  (a)  Form of Underwriting Agreement among Protective Life and Annuity Insurance Company, Investment Distributors, Inc. and the Variable Annuity Account A of Protective Life(1)

(b)  Form of Distribution Agreement between Investment Distributors, Inc. and broker-dealers(1)

4.  (a)  Form of Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(4)

(b)  Guaranteed Account Endorsement(4)

(c)  Return of Purchase Payments Death Benefit Endorsement(4)

(d)  Maximum Anniversary Value Death Benefit Rider(2)

(e)  Net Amount at Risk Fee Endorsement(4)

(f)  Annuitization Bonus Endorsement(4)

(g)  Benefit Based Fee Endorsement(4)

(h)  Traditional Individual Retirement Annuity (IRA) Endorsement(2)

(i)  Roth Individual Retirement Annuity (IRA) Endorsement(2)

(j)  Tax Sheltered Annuity (TSA) Endorsement(2)

(k)  Qualified Retirement Plan Endorsement(2)

(l)  Form of Guaranteed Minimum Withdrawal Benefit Rider(2)

(m)  Form of Enhanced GMWB Withdrawal Percentages for Certain Medical Conditions Endorsement(2)

(n)  Waiver of Surrender Charge Endorsement(4)

(o)  Contract Value Annual Bonus Endorsement(3)

(p)  Lifetime Guaranteed Minimum Withdrawal Benefit Rider with Annual Roll-up(3)

(q)  Guaranteed Minimum Accumulation Benefit Rider(3)

(r)  Lifetime Guaranteed Minimum Withdrawal Benefit Rider with SecurePay R72(7)

(s)  Lifetime Guaranteed Minimum Withdrawal Benefit Rider with SecurePay Annual Step-Up(7)

(t)  Protective Income Manager Rider(10)

(u)  Revised Protective Income Manager Rider(11)

5.  (a)  Form of Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract(4)

(b)  Form of Revised Contract Application for Individual Flexible Premium Deferred Variable and Fixed Annuity Contract.(12)

6.  (a)  Charter of Protective Life and Annuity Insurance Company.(1)

(b)  By-Laws of Protective Life and Annuity Insurance Company.(1)

7.  Not applicable

8.  (a)  Participation Agreement (Oppenheimer Variable Account Funds)(7)

(b)  Participation Agreement (MFS Variable Insurance Trust)(7)

(c)  Participation Agreement (Van Kampen Life Investment Trust)(6)

(d)  Participation Agreement (Lord Abbett Series Fund)(7)

(e)  Participation Agreement (Goldman Sachs Variable Insurance Trust)(7)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Goldman Sachs Variable Insurance Trust)(12)

(f)  Participation Agreement (Fidelity® Variable Insurance Products)(7)

(g)  Participation Agreement (Franklin Templeton Variable Insurance Products Trust)(7)

  (i)  Amendment to Participation Agreement re Summary Prospectus (Franklin Templeton Variable Insurance Products Trust)(12)

(h)  Rule 22c-2 Shareholder Information Agreement (Franklin Templeton Variable Insurance Products Trust)(7)

(i)  Rule 22c-2 Shareholder Information Agreement (Goldman Sachs Variable Insurance Trust)(7)

(j)  Rule 22c-2 Shareholder Information Agreement (Lord Abbett Series Fund)(7)

(k)  Rule 22c-2 Shareholder Information Agreement (MFS Variable Insurance Trust)(7)

(l)  Rule 22c-2 Shareholder Information Agreement (Oppenheimer Variable Account Funds)(9)

(m)  Participation Agreement (UIF)(7)

(n)  Participation Agreement (Legg Mason)(8)

(o)  Participation Agreement (PIMCO)(8)

  (i)  Form of Novation and Amendment to Participation Agreement (PIMCO)(12)

  (ii)  Amendment to Participation Agreement re Summary Prospectus (PIMCO Variable Insurance Products Trust)(12)

(p)  Participation Agreement (Royce Capital)(8)

(q)  Rule 22c-2 Information Sharing Agreement (Royce)(8)

(r)  Participation Agreement (AIM Variable Insurance Funds (Invesco Variable Insurance Funds))(13)

9.  Opinion and Consent of Max Berueffy, Esq.(5)

10.  (a)  Consent of Sutherland, Asbill & Brennan, LLP

(b)  Consent of Pricewaterhouse Coopers

11.  No financial statements will be omitted from Item 23

12.  Not applicable

13.  Not applicable

14.  Powers of attorney

(1)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 333-41577) filed with the Commission on April 15, 1998.

(2)  Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-146508) filed with the Commission on December 19, 2007.

(3)  Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-146508) filed with the Commission on March 25, 2008.

(4)  Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-153041), filed with the Commission on August 15, 2008.

(5)  Incorporated herein by reference to the Form N-4 Registration Statement (File No. 333-153043) filed with the Commission on October 30, 2008.

(6)  Incorporated herein by reference to the Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (File No. 33-70984) filed with the Commission on April 20, 2000.

(7)  Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-153043) filed with the Commission on April 30, 2009.

(8)  Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-153043) filed with the Commission on October 29, 2009.

(9)  Incorporated herein by reference to the Post-Effective Amendment No. 17 to the Form N-4 Registration Statement (File No. 33-70984) filed with the Commission on April 27, 2007.

(10)  Incorporated herein by reference to the Post-Effective Amendment No. 14 to the Form N-4 Registration Statement (File No. 333-115212) filed with the Commission on February 28, 2011.

(11)  Incorporated herein by reference to the Post-Effective Amendment No. 15 to the Form N-4 Registration Statement (File No. 333-115212) filed with the Commission on April 27, 2011.

(12)  Incorporated herein by reference to the Post-Effective Amendment No. 6 to the Form N-4 Registration Statement (File No. 333-146508) filed with the Commission on April 28, 2011.

(13)  Incorporated herein by reference to the Post-Effective Amendment No. 19 to the Form N-4 Registration Statement (File No. 333-113070) filed with the Commission on April 25, 2011.

Item 25. Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns	Director

Wayne E. Stuenkel	President, Chief Actuary, Illustration Actuary, and Director

Richard J. Bielen	Vice Chairman, Chief Financial Officer, and Director

Carolyn Johnson	Executive Vice President and Chief Operating Officer

Edward M. Berko	Executive Vice President and Chief Risk Officer

Deborah J. Long	Executive Vice President, General Counsel, and Secretary

Carl S. Thigpen	Executive Vice President and Chief Investment Officer

Steven G. Walker	Senior Vice President and Chief Accounting Officer and Controller

Carolyn King	Senior Vice President and Acquisitions and Corporate Development

John B. Deremo	Senior Vice President and Chief Distribution Officer

Brent Griggs	Senior Vice President, Asset Protection

John F. Simon	Senior Vice President and Chief Product Actuary

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26. Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2010 (File No. 1-11339) filed with the Commission on February 28, 2011.

Item 27. Number of Contractowners.

As of March 31, 2011, there were 82 contract owners of ProtectiveRewards® Elite NY individual and group flexible premium deferred variable and fixed annuity contracts offered by Registrant.

Item 28. Indemnification of Directors and Officers.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter.

(a)  Investment Distributors, Inc. ("IDI") is the principal underwriter of the Contracts as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Life Separate Account, Protective Variable Annuity Separate Account, and Protective Acquired Variable Annuity Separate Account.

(b)  The following information is furnished with respect to the officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President, Secretary and Director	Vice President, New Business Operations

Barry K. Brown	Assistant Secretary	Second Vice President

Letitia Morsch	Assistant Secretary	Second Vice President, Annuity and VUL Administration

Gary Carroll	Assistant Compliance Officer and Director	Second Vice President, Compliance

Julena Johnson	Assistant Compliance Officer	Senior Compliance Analyst II

Thomas R. Barrett	Assistant Financial Officer	Director I, Life and Annuity Division

Jason P. Dees	Assistant Financial Officer	Quantitative Analyst, Asset/Liability Management

Steve M. Callaway	Chief Compliance Officer and Director	None

Carol Majewski	Assistant Compliance Officer	Director I, Compliance Officer

Lawrence J. Debnar	Assistant Financial Officer	Vice President, Financial Reporting

Joseph F. Gilmer	Chief Financial Officer	Assistant Vice President, Financial Reporting

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)  The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investment Distributors, Inc.	N/A	None	N/A	N/A

Item 30. Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(c) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life and Annuity Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31. Management Services.

All management contracts are discussed in Part A or Part B.

Item 32. Undertakings.

(a)  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c)  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

(d)  The Company represents that in connection with its offering of the Contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e)  Protective Life hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on April 25, 2011.

  VARIABLE ANNUITY ACCOUNT A OF
  PROTECTIVE LIFE

By:  /s/ Wayne E. Stuenkel

  Wayne E. Stuenkel, President
  Protective Life and Annuity Insurance Company

  PROTECTIVE LIFE AND ANNUITY
  INSURANCE COMPANY

By:  /s/ Wayne E. Stuenkel

  Wayne E. Stuenkel, President
  Protective Life and Annuity Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-4 has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/S/ JOHN D. JOHNS John D. Johns	Director	April 25, 2011

/S/ WAYNE E. STUENKEL Wayne E. Stuenkel	President, Chief Actuary and Director (Principal Executive Officer)	April 25, 2011

* Richard J. Bielen	Vice Chairman, Chief Financial Officer and Director (Principal Financial Officer)	April 25, 2011

* Steven G. Walker	Senior Vice President, Controller, and Chief Accounting Officer (Principal Accounting Officer)	April 25, 2011

*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		April 25, 2011

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